SEC. File Nos. 033-19514

811-05446

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 66

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 67

INTERMEDIATE BOND FUND OF AMERICA

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Jane Y. Chung, Secretary

Intermediate Bond Fund of America

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing will become effective on November 1, 2026, pursuant to paragraph (b) of Rule 485.

Intermediate Bond Fund of America® Prospectus November 1, 2026

Class	A	C	F-1	F-2	F-3	529-A	529-C	529-E	529-F-2
	AIBAX	IBFCX	IBFFX	IBAFX	IFBFX	CBOAX	CBOCX	CBOEX	FFOOX
Class	529-F-3	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	FIFBX	RBOAX	RBOBX	REBBX	RBOCX	RBOEX	RBOHX	RBOFX	RBOGX

Table of contents

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	3
Principal risks	4
Investment results	8
Management	10
Purchase and sale of fund shares	10
Tax information	10
Payments to broker-dealers and other financial intermediaries	10
Investment objective, strategies and risks	11
Management and organization	20
Shareholder information	22
Purchase, exchange and sale of shares	23
How to sell shares	27
Distributions and taxes	31
Choosing a share class	32
Sales charges	33
Sales charge reductions and waivers	36
Rollovers from retirement plans to IRAs	43
Plans of distribution	44
Other compensation to dealers	45
Fund expenses	46
Financial highlights	48
Appendix	53

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective The fund’s investment objective is to provide you with current income consistent with the maturity and quality standards described in this prospectus and preservation of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds and Capital Group KKR Public-Private+ Funds (collectively “Capital Group Funds”) ($500,000 for Class 529-A shares). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 36 of the prospectus and on page 84 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A	C and 529-C	529-E	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	2.50%	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	0.75[1]	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

1     Intermediate Bond Fund of America / Prospectus

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	F-1	F-2	F-3	529-A
Management fees[2]	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Distribution and/or service (12b-1) fees	0.30	1.00	0.24	none	none	0.24
Other expenses	0.14	0.14	0.21	0.15	0.04	0.18
Total annual fund operating expenses	0.65	1.35	0.66	0.36	0.25	0.63

Share class:	529-C	529-E	529-F-2	529-F-3	R-1	R-2
Management fees[2]	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Distribution and/or service (12b-1) fees	1.00	0.50	none	none	1.00	0.75
Other expenses	0.18	0.12	0.13	0.09	0.11	0.35
Total annual fund operating expenses	1.39	0.83	0.34	0.30	1.32	1.31

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees[2]	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Distribution and/or service (12b-1) fees	0.60	0.50	0.25	none	none	none
Other expenses	0.21	0.18	0.14	0.19	0.09	0.04
Total annual fund operating expenses	1.02	0.89	0.60	0.40	0.30	0.25

1 A contingent deferred sales charge of 0.75% for Class A shares and 1.00% for Class 529-A shares applies on certain redemptions made within 18 months following purchases of $250,000 or more for Class A and $1 million or more for Class 529-A made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

Intermediate Bond Fund of America / Prospectus     2

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the fee waiver and/or expense reimbursement described above (if any) through the expiration of such waiver and/or reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	F-1	F-2	F-3	529-A	529-C	529-E	529-F-2	529-F-3	R-1	R-2
1 year	$315	$237	$67	$37	$26	$313	$242	$85	$35	$31	$134	$133
3 years	453	428	211	116	80	447	440	265	109	97	418	415
5 years	603	739	368	202	141	592	761	460	191	169	723	718
10 years	1,040	1,432	822	456	318	1,017	1,180	1,025	431	381	1,590	1,579

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$104	$91	$61	$41	$31	$26		1 year	$137	$142
3 years	325	284	192	128	97	80		3 years	428	440
5 years	563	493	335	224	169	141		5 years	739	761
10 years	1,248	1,096	750	505	381	318		10 years	1,432	1,180

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 264% of the average value of its portfolio.

Principal investment strategies The fund normally invests at least 80% of its assets in bonds. For purposes of this policy, bonds include, but are not limited to, bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments, as well as cash equivalents and certain preferred securities. Investments in derivatives may be counted toward the fund’s 80% investment policy to the extent that such derivatives provide investment exposure to the investments included within the policy or to one or more market risk factors associated with such investments. The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in bonds and other debt securities with quality ratings of A– or better or A3 or better (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

3     Intermediate Bond Fund of America / Prospectus

The fund primarily invests in debt securities denominated in U.S. dollars. These include securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such

Intermediate Bond Fund of America / Prospectus     4

securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers

5     Intermediate Bond Fund of America / Prospectus

repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investments in future delivery contracts — The fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. The fund may choose to roll these transactions in lieu of settling them.

When the fund rolls the purchase of these types of future delivery transactions, the fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the fund rolls the sale of these transactions rather than settling them, the fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the fund and may increase the risk that market prices may move unfavorably

Intermediate Bond Fund of America / Prospectus     6

between the original and new contracts, potentially resulting in losses or reduced returns for the fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States and securities tied economically to countries outside the United States may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, auditing, financial reporting, accounting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient

7     Intermediate Bond Fund of America / Prospectus

capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and, if applicable, other measures of market results that reflect the fund’s investment universe. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Intermediate Bond Fund of America / Prospectus     8

Average annual total returns For the periods ended December 31, 2025:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 − Before taxes	8/8/2008	7.13%	1.29%	2.24%	2.45%
− After taxes on distributions		5.32	0.01	1.13	N/A
− After taxes on distributions and sale of fund shares		4.19	0.42	1.24	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	2/19/1988	4.15%	0.49%	1.71%	4.02%
C	3/15/2001	5.00	0.29	1.37	2.30
F-1	3/19/2001	6.79	0.99	1.94	2.53
F-3	1/27/2017	7.16	1.40	N/A	2.44
529-A (with maximum sales charge)	2/19/2002	4.16	0.50	1.69	2.28
529-C	2/19/2002	4.95	0.23	1.57	2.22
529-E	3/15/2002	6.55	0.80	1.74	2.19
529-F-2	10/30/2020	7.15	1.31	N/A	1.40
529-F-3	10/30/2020	7.19	1.34	N/A	1.44
R-1	6/13/2002	6.04	0.32	1.24	1.63
R-2	5/31/2002	6.04	0.33	1.25	1.65
R-2E	8/29/2014	6.43	0.61	1.54	1.44
R-3	6/26/2002	6.48	0.74	1.69	2.05
R-4	6/27/2002	6.88	1.06	2.00	2.39
R-5E	11/20/2015	7.09	1.25	2.21	2.17
R-5	5/15/2002	7.19	1.35	2.30	2.75
R-6	5/1/2009	7.16	1.39	2.35	2.58

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	7.30%	–0.36%	2.01%	3.03%
Bloomberg 75% Government Credit 1–7 Years 25% Securitized Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	7.05	1.02	2.11	N/A
Class F-2 annualized 30-day yield at August 31, 2026: 4.23% (For current yield information, please call American Funds Service Company at (800) 421-4225 or visit capitalgroup.com.)

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

9     Intermediate Bond Fund of America / Prospectus

Management

Investment adviser Capital Research and Management Company
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager in this fund since:	Primary title with investment adviser
Karen Choi	2019	Partner – Capital Fixed Income Investors
Oliver V. Edmonds President	2025	Partner – Capital Fixed Income Investors
Vincent J. Gonzales	2020	Partner – Capital Fixed Income Investors
Tom Hollenberg	2025	Partner – Capital Fixed Income Investors
Steven D. Lotwin	2020	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	2013	Partner – Capital Fixed Income Investors
John R. Queen	2020	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Intermediate Bond Fund of America / Prospectus     10

Investment objective, strategies and risks The fund’s investment objective is to provide you with current income consistent with the maturity and quality standards described in this prospectus and preservation of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ prior written notice to shareholders.

The fund normally invests at least 80% of its assets in bonds. This policy is subject to change only upon 60 days’ prior written notice to shareholders. For purposes of this policy, bonds include, but are not limited to, bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments, as well as cash equivalents and certain preferred securities. Investments in derivatives may be counted toward the fund’s 80% investment policy to the extent that such derivatives provide investment exposure to the investments included within the policy or to one or more market risk factors associated with such investments. The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in bonds and other debt securities with quality ratings of A– or better or A3 or better (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. As of the end of the fund’s last fiscal period, August 31, 2026, the dollar-weighted average effective maturity of the fund’s portfolio was 4.22 years.

The fund primarily invests in debt securities denominated in U.S. dollars. These include securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit). The fund does not intend to invest in non-U.S. dollar denominated securities.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund may invest in futures contracts and interest rate swaps in order to seek to manage the fund’s sensitivity to interest rates, and in credit default swap indices, or CDSIs, in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an

11     Intermediate Bond Fund of America / Prospectus

agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the Secured Overnight Financing Rate, prime rate or other benchmark. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party – the protection buyer – is obligated to pay the other party – the protection seller – a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the protection seller must pay the protection buyer the loss on those credits.

The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Consistent with the fund’s preservation of capital objective, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

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The investment adviser may consider sustainability and governance factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument, or to the issuer’s or instrument’s ability to create or preserve economic value. Sustainability and governance factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).

The following are principal risks associated with investing in the fund.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.

13     Intermediate Bond Fund of America / Prospectus

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

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Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investments in future delivery contracts — The fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. The fund may choose to roll these transactions in lieu of settling them.

When the fund rolls the purchase of these types of future delivery transactions, the fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the fund rolls the sale of these transactions rather than settling them, the fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with

15     Intermediate Bond Fund of America / Prospectus

similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, auditing, financial reporting, accounting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Intermediate Bond Fund of America / Prospectus     16

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the fund.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which the fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions futures may be deemed to be illiquid. For example, the fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If the fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of the fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser to accurately forecast market and economic factors (such as interest rates) and to assess and predict the impact of such market and economic factors on the futures in which the fund invests. If the investment adviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, the fund could suffer losses.

Investing in swaps — Swaps, including interest rate swaps and credit default swap indices, or CDSIs, are subject to many of the risks generally associated with investing in derivative instruments. Additionally, although swaps require no initial investment or only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a swap could greatly exceed the initial amount invested. The use of swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates or other economic factors, which may result in losses to the fund. If the fund

17     Intermediate Bond Fund of America / Prospectus

enters into a bilaterally negotiated swap, the counterparty may fail to perform in accordance with the terms of the swap. If a counterparty defaults on its obligations under a swap, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment. Certain swaps are subject to mandatory central clearing or may be eligible for voluntary central clearing. Although clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing will not eliminate (but may decrease) counterparty risk relative to uncleared bilateral swaps. Some swaps, such as CDSIs, may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a swap may result in losses to the fund.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Lending of portfolio securities — Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Cybersecurity breaches — The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on the investment adviser’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Intermediate Bond Fund of America / Prospectus     18

Large shareholder transactions risk — The fund may experience adverse effects when shareholders, including other funds or accounts advised by the investment adviser, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when the investment adviser changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with a broad measure of market results and, if applicable, other measures of market results that reflect the fund’s investment universe. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg 75% Government Credit 1-7 Years 25% Securitized Index blends the Bloomberg U.S. Government/Credit 1-7 Year Index with the Bloomberg Securitized Index by weighting their cumulative total returns at 75% and 25%, respectively. This assumes the blend is rebalanced monthly.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

Portfolio holdings Portfolio holdings information for the fund is available on our website at capitalgroup.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

19     Intermediate Bond Fund of America / Prospectus

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” The management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s report in Form N-CSR/S for the fiscal year ended August 31, 2026.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

The Capital SystemTM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio

Intermediate Bond Fund of America / Prospectus     20

managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. The investment decisions made by the fund’s portfolio managers are informed by the investment themes discussed by the group.

The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Portfolio manager in this fund since:	Role in management of the fund
Karen Choi	Investment professional since 1996 (with Capital Research and Management Company or affiliate since 2007)	2019	Serves as a fixed income portfolio manager
Oliver V. Edmonds	Investment professional since 2002 (with Capital Research and Management Company or affiliate since 2003)	2025, and previously an investment analyst for the fund since 2012	Serves as a fixed income portfolio manager
Vincent J. Gonzales	Investment professional since 2008 (with Capital Research and Management Company or affiliate since 2012)	2020, and previously an investment analyst for the fund since 2017	Serves as a fixed income portfolio manager
Tom Hollenberg	Investment professional since 2005 (with Capital Research and Management Company or affiliate since 2016)	2025, and previously an investment analyst for the fund since 2021	Serves as a fixed income portfolio manager
Steven D. Lotwin	Investment professional since 2001 (all with Capital Research and Management Company or affiliate)	2020, and previously an investment analyst for the fund since 2004	Serves as a fixed income portfolio manager
Fergus N. MacDonald	Investment professional since 1992 (with Capital Research and Management Company or affiliate since 2003)	2013, and previously an investment analyst for the fund since 2006	Serves as a fixed income portfolio manager
John R. Queen	Investment professional since 1989 (with Capital Research and Management Company or affiliate since 2002)	2020	Serves as a fixed income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

21     Intermediate Bond Fund of America / Prospectus

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial professional or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ prior written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A, C or F shares also refer to the corresponding Class 529-A, 529-C or 529-F shares, (ii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and Capital Client Group, Inc., the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your identity or such other person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and Capital Client Group, Inc. reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds® U.S. Government Money Market Fund on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made. If you only have one open fund, the money will be invested into such fund on the day received if the investment is otherwise in good order.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEP plans, SIMPLE IRA plans and CollegeAmerica accounts.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. Net asset value is computed by adding a class’s share of the value of a fund’s investments, cash and other assets, subtracting the class’s share of the fund’s liabilities, and dividing the result by the number of shares of that class that are outstanding. Realized investment income and gain is included in the fund’s net asset value until the ex-dividend date, when the declared dividend amount is treated as a fund liability. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New

23     Intermediate Bond Fund of America / Prospectus

York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services due to the lack of market quotations. Futures contracts are valued primarily on the basis of settlement prices. The fund’s portfolio investments are valued in accordance with procedures for making fair value determinations if market quotations are not readily available, including procedures to determine the representativeness of third-party vendor prices, or in the event market quotations or third-party vendor prices are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures will be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. See the statement of additional information for information on purchasing Class C shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares automatically convert to Class 529-A shares, in the month of the 5-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been

Intermediate Bond Fund of America / Prospectus     24

approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2, F-3, 529-F-2 and 529-F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2, F-3, 529-F-2 or 529-F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares (but not Class 529-F-3 shares) are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Research and Management Company. You may open this type of account and purchase Class 529 shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Research and Management Company. Class 529-A, 529-C and 529-F shares are structured similarly to the corresponding Class A, C and F shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies and collective investment trusts approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are generally not available for purchase to retail nonretirement accounts;

25     Intermediate Bond Fund of America / Prospectus

traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases at the net asset value breakpoint in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares held under fee-based programs. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

Intermediate Bond Fund of America / Prospectus     26

If you have significant Capital Group Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at net asset value. See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Except as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other Capital Group Funds without a sales charge. Class A, C or F shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial professional before making such an exchange.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of other Capital Group Funds will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

27     Intermediate Bond Fund of America / Prospectus

— more than $250,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company

· Redemptions by telephone or fax are limited to $250,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

Self service using the Internet (capitalgroup.com) or Interactive Voice Response (IVR)

· Redemptions by IVR or the Internet (capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions from a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders

Intermediate Bond Fund of America / Prospectus     28

may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders, taking into account relevant market conditions and limitations. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and Capital Client Group, Inc. reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or Capital Client Group, Inc. has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

29     Intermediate Bond Fund of America / Prospectus

Under the fund’s frequent trading policy, certain trading activity will not be treated as frequent trading, such as:

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchases and redemptions in community foundation accounts;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions;

· transactions by certain intermediaries in accordance with established hedging programs approved by the fund’s investment adviser;

· fund share redemptions by certain counterparties approved by the fund’s investment adviser to facilitate non pro-rata redemptions in-kind; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures described above, all transactions in fund shares remain subject to the right of the fund, Capital Client Group, Inc. and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

Intermediate Bond Fund of America / Prospectus     30

Distributions and taxes

Dividends and distributions The fund declares daily dividends from net investment income and distributes the accrued dividends, which may fluctuate, to you each month. Generally, dividends begin accruing on the day payment for shares is received by the fund or American Funds Service Company.

Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

31     Intermediate Bond Fund of America / Prospectus

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares.

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F shares are available, as applicable, (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares (but not Class 529-F-3 shares) are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee

Intermediate Bond Fund of America / Prospectus     32

benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Sales charges

Class A and 529-A shares The initial sales charge you pay each time you buy Class A or 529-A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.75	1.78	1.50
$250,000 or more and certain other investments described below	none	none	see below

Class 529-A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A or 529-A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $250,000 or more will be subject to a 0.75% contingent deferred sales charge if the shares are sold within 18

33     Intermediate Bond Fund of America / Prospectus

months of purchase. Investments in Class 529-A shares of $1 million or more will be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus;

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy; and

· Investments made by accounts held through banks and bank trust companies that charge a fee for custodial services and do not have a financial professional assigned to the account.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica® account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with Capital Client Group, Inc. (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person

Intermediate Bond Fund of America / Prospectus     34

(collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with Capital Client Group, Inc. who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

35     Intermediate Bond Fund of America / Prospectus

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in eligible shares of Capital Group Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your Capital Group Funds investments to

Intermediate Bond Fund of America / Prospectus     36

reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their Capital Group Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments in Capital Group Funds made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of

37     Intermediate Bond Fund of America / Prospectus

two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

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When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all eligible Capital Group Funds share classes (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

39     Intermediate Bond Fund of America / Prospectus

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other Capital Group Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other Capital Group Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

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Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

· shares redeemed at the discretion of American Funds Service Company for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

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The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Commonwealth Savers PlanSM as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers Purchases of Class A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus, waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a waived RMD reinvestment are available at net asset value. For accounts held with the fund’s transfer agent, waived RMD reinvestments in Class A shares are not subject to sales charges.

Purchases of Class 529-A shares through (i) a rollover from another 529 plan or (ii) a recontribution of a refunded qualified education expense are not subject to sales charges.

If you have any questions, ask your financial professional whether Class A or 529-A shares purchased through these policies are available without a sales charge. Recontributions or waived RMD investments distributed from Class 529-C or Class C shares will be reinvested in the same share class from which the distribution was made. In addition, any contingent deferred sales charge paid on Class 529-A/Class A and Class 529-C/Class C share distributions under these policies will be credited to your account when reinvested.

Waivers of all or a portion of the contingent deferred sales charge on Class C and 529-C shares and the sales charge on Class A and 529-A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in

Intermediate Bond Fund of America / Prospectus     42

cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Rollovers from CollegeAmerica to Roth IRAs Proceeds of a CollegeAmerica plan account may be rolled over in a direct trustee-to-trustee transfer to the plan beneficiary’s Capital Bank and Trust Roth IRA and invested in Class A shares without a sales charge, provided that such rollover is intended to satisfy the requirements of the Internal Revenue Code. If you hold CollegeAmerica or Roth IRA accounts through a financial intermediary its policies may differ.

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to IRAs with Capital Bank and Trust Company as custodian if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian;

· rollovers to IRAs with Capital Bank and Trust Company as custodian from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs; and

· rollovers to IRAs with Capital Bank and Trust Company as custodian if at the time of distribution the assets were invested in any fund or account with a name that includes American Funds, Capital Group, or the name of a fund managed by the investment adviser or its affiliates and such fund or account was established pursuant to an agreement with the investment adviser or its affiliates.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant

43     Intermediate Bond Fund of America / Prospectus

accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class F-1, 529-A and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

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The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A shares.

Other compensation to dealers Capital Client Group, Inc., at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of Capital Client Group, Inc., to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will typically be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct Capital Client Group, Inc. to exclude additional assets. In addition to the asset-based payment, Capital Client Group, Inc. provides $5 million to certain firms based on their engagement with Capital Client Group, Inc. and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with Capital Client Group, Inc. on achieving advisor training and education objectives. In the prior calendar year, Capital Client Group, Inc. paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

Capital Client Group, Inc. compensates the firms to support various efforts, including, among other things, to:

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial professionals about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities;

· support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial professional activities to facilitate Capital Client Group, Inc.’s training and education activities; and

· make the American Funds available through firm distribution platforms and related sales infrastructure.

Capital Client Group, Inc. will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial professionals, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain

45     Intermediate Bond Fund of America / Prospectus

individualized advice, (4) provide Capital Client Group, Inc. broad access to their financial professionals and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

Separately, Capital Client Group, Inc. makes payments to certain financial intermediaries and other firms for services including:

· making the American Funds available through firm distribution platforms including self-directed platforms for the public as well as clearing, custody and recordkeeping services for other intermediaries and related sales infrastructure;

· account maintenance and support, statement preparation, transaction processing and operational improvements; and

· training, education and marketing opportunities, support for transaction fees, technology costs and data (including fees to obtain information on financial professionals to better tailor training, education and marketing opportunities).

A list of firms anticipated to receive additional compensation (as described above) in an amount exceeding $100,000 based on prior payments is included in the statement of additional information.

Capital Client Group, Inc. pays certain recordkeepers for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. A list of recordkeepers anticipated to receive additional compensation (as described above) in an amount exceeding $100,000 based on prior payments is included in the statement of additional information.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.

Fund expenses Note that, unless otherwise stated, references to Class A, C and F shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to

Intermediate Bond Fund of America / Prospectus     46

charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class A, C, F, R and 529 shares (which could be increased as noted above) for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 and Class 529-F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1, F-2 and 529-F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Fee to Commonwealth Savers Plan For Class 529 shares, an expense of up to a maximum of .09% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

47     Intermediate Bond Fund of America / Prospectus

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years (or, if shorter, the period of operations). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers and/or reimbursements. For more information about these waivers and/or reimbursements, see the fund’s statement of additional information and Form N-CSR. The information in the Financial Highlights table for the fiscal year ended August 31, 2026, has been audited by PricewaterhouseCoopers LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request. The information in the Financial Highlights table for each of the prior fiscal years has been audited by a different auditor.

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2026	$12.72	$.48	$(.32)	$.16	$(.48)	$—	$(.48)	$12.40	1.26%	$8,677.66%		.64%	3.81%
8/31/2025	12.66	.50	.06	.56	(.50)	—	(.50)	12.72	4.52	8,845.68		.65	4.00
8/31/2024	12.29	.50	.35	.85	(.48)	—	(.48)	12.66	7.09	8,725.69		.66	4.07
8/31/2023	12.75	.36	(.47)	(.11)	(.35)	—	(.35)	12.29	(.86)	8,673.63		.62	2.86
8/31/2022	13.86	.22	(1.11)	(.89)	(.22)	—	(.22)	12.75	(6.45)	9,557.62		.62	1.66
Class C:
8/31/2026	12.70	.39	(.32)	.07	(.39)	—	(.39)	12.38	.55	28	1.36	1.34	3.11
8/31/2025	12.63	.41	.07	.48	(.41)	—	(.41)	12.70	3.88	30	1.38	1.35	3.30
8/31/2024	12.27	.41	.34	.75	(.39)	—	(.39)	12.63	6.26	28	1.39	1.36	3.36
8/31/2023	12.73	.26	(.46)	(.20)	(.26)	—	(.26)	12.27	(1.59)	32	1.36	1.35	2.10
8/31/2022	13.84	.12	(1.09)	(.97)	(.14)	—	(.14)	12.73	(7.04)	37	1.32	1.32	.91
Class F-1:
8/31/2026	12.72	.48	(.32)	.16	(.48)	—	(.48)	12.40	1.32	84.68		.66	3.79
8/31/2025	12.66	.50	.06	.56	(.50)	—	(.50)	12.72	4.50	81.70		.67	3.98
8/31/2024	12.29	.50	.35	.85	(.48)	—	(.48)	12.66	7.08	102.71		.67	4.05
8/31/2023	12.75	.35	(.46)	(.11)	(.35)	—	(.35)	12.29	(.89)	114.66		.65	2.82
8/31/2022	13.86	.21	(1.10)	(.89)	(.22)	—	(.22)	12.75	(6.45)	134.62		.62	1.60

Intermediate Bond Fund of America / Prospectus 48

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class F-2:
8/31/2026	$12.72	$.52	$(.32)	$.20	$(.52)	$—	$(.52)	$12.40	1.55%	$2,479.37%		.35%	4.10%
8/31/2025	12.66	.54	.05	.59	(.53)	—	(.53)	12.72	4.83	2,270.39		.36	4.29
8/31/2024	12.29	.54	.35	.89	(.52)	—	(.52)	12.66	7.41	2,239.39		.36	4.37
8/31/2023	12.75	.38	(.46)	(.08)	(.38)	—	(.38)	12.29	(.61)	2,278.37		.36	3.06
8/31/2022	13.86	.26	(1.11)	(.85)	(.26)	—	(.26)	12.75	(6.18)	3,253.34		.34	1.95
Class F-3:
8/31/2026	12.72	.53	(.32)	.21	(.53)	—	(.53)	12.40	1.66	1,934.26		.24	4.21
8/31/2025	12.65	.55	.07	.62	(.55)	—	(.55)	12.72	5.03	1,746.28		.24	4.40
8/31/2024	12.29	.55	.34	.89	(.53)	—	(.53)	12.65	7.45	1,560.28		.25	4.48
8/31/2023	12.74	.41	(.46)	(.05)	(.40)	—	(.40)	12.29	(.41)	1,470.26		.25	3.26
8/31/2022	13.85	.28	(1.12)	(.84)	(.27)	—	(.27)	12.74	(6.08)	1,395.23		.23	2.10
Class 529-A:
8/31/2026	12.72	.48	(.32)	.16	(.48)	—	(.48)	12.40	1.27	375.64		.63	3.82
8/31/2025	12.66	.50	.06	.56	(.50)	—	(.50)	12.72	4.54	387.67		.64	4.01
8/31/2024	12.29	.50	.35	.85	(.48)	—	(.48)	12.66	7.10	386.69		.65	4.07
8/31/2023	12.75	.35	(.46)	(.11)	(.35)	—	(.35)	12.29	(.89)	391.66		.65	2.83
8/31/2022	13.86	.22	(1.11)	(.89)	(.22)	—	(.22)	12.75	(6.44)	439.61		.61	1.65
Class 529-C:
8/31/2026	12.69	.39	(.32)	.07	(.39)	—	(.39)	12.37	.50	6	1.40	1.39	3.06
8/31/2025	12.62	.41	.06	.47	(.40)	—	(.40)	12.69	3.83	6	1.43	1.40	3.25
8/31/2024	12.26	.41	.34	.75	(.39)	—	(.39)	12.62	6.23	6	1.43	1.40	3.33
8/31/2023	12.72	.26	(.47)	(.21)	(.25)	—	(.25)	12.26	(1.65)	5	1.42	1.41	2.06
8/31/2022	13.83	.12	(1.10)	(.98)	(.13)	—	(.13)	12.72	(7.08)	6	1.37	1.37	.87
Class 529-E:
8/31/2026	12.72	.46	(.32)	.14	(.46)	—	(.46)	12.40	1.07	10.84		.82	3.63
8/31/2025	12.66	.48	.06	.54	(.48)	—	(.48)	12.72	4.34	10.86		.83	3.82
8/31/2024	12.29	.48	.35	.83	(.46)	—	(.46)	12.66	6.91	11.86		.83	3.89
8/31/2023	12.75	.33	(.47)	(.14)	(.32)	—	(.32)	12.29	(1.08)	12.84		.84	2.63
8/31/2022	13.86	.19	(1.10)	(.91)	(.20)	—	(.20)	12.75	(6.62)	14.81		.81	1.44

49 Intermediate Bond Fund of America / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class 529-F-2:
8/31/2026	$12.73	$.52	$(.32)	$.20	$(.52)	$—	$(.52)	$12.41	1.57%	$119.35%			.33%	4.12%
8/31/2025	12.66	.54	.07	.61	(.54)	—	(.54)	12.73	4.93	122.37			.34	4.31
8/31/2024	12.29	.54	.35	.89	(.52)	—	(.52)	12.66	7.42	112.38			.35	4.38
8/31/2023	12.75	.39	(.46)	(.07)	(.39)	—	(.39)	12.29	(.57)	103.34			.33	3.17
8/31/2022	13.86	.26	(1.11)	(.85)	(.26)	—	(.26)	12.75	(6.17)	109.32			.32	1.96
Class 529-F-3:
8/31/2026	12.72	.53	(.33)	.20	(.52)	—	(.52)	12.40	1.61	—	[5]	.31	.29	4.15
8/31/2025	12.66	.55	.05	.60	(.54)	—	(.54)	12.72	4.88	—	[5]	.33	.30	4.35
8/31/2024	12.29	.55	.34	.89	(.52)	—	(.52)	12.66	7.47	—	[5]	.34	.31	4.42
8/31/2023	12.75	.40	(.47)	(.07)	(.39)	—	(.39)	12.29	(.55)	—	[5]	.33	.32	3.18
8/31/2022	13.86	.27	(1.11)	(.84)	(.27)	—	(.27)	12.75	(6.12)	—	[5]	.28	.28	2.01
Class R-1:
8/31/2026	12.70	.40	(.32)	.08	(.40)	—	(.40)	12.38	.58	5		1.33	1.31	3.14
8/31/2025	12.63	.42	.06	.48	(.41)	—	(.41)	12.70	3.92	5		1.34	1.31	3.34
8/31/2024	12.27	.42	.34	.76	(.40)	—	(.40)	12.63	6.31	5		1.35	1.32	3.41
8/31/2023	12.72	.27	(.46)	(.19)	(.26)	—	(.26)	12.27	(1.48)	4		1.33	1.32	2.19
8/31/2022	13.84	.13	(1.11)	(.98)	(.14)	—	(.14)	12.72	(7.10)	4		1.30	1.30	.96
Class R-2:
8/31/2026	12.70	.40	(.32)	.08	(.40)	—	(.40)	12.38	.59	62		1.32	1.30	3.15
8/31/2025	12.63	.42	.06	.48	(.41)	—	(.41)	12.70	3.93	67		1.34	1.31	3.34
8/31/2024	12.27	.42	.34	.76	(.40)	—	(.40)	12.63	6.32	71		1.34	1.31	3.42
8/31/2023	12.72	.27	(.46)	(.19)	(.26)	—	(.26)	12.27	(1.47)	73		1.32	1.31	2.17
8/31/2022	13.84	.13	(1.11)	(.98)	(.14)	—	(.14)	12.72	(7.10)	78		1.30	1.30	.97
Class R-2E:
8/31/2026	12.71	.43	(.32)	.11	(.43)	—	(.43)	12.39	.88	8		1.03	1.01	3.44
8/31/2025	12.64	.45	.07	.52	(.45)	—	(.45)	12.71	4.22	8		1.06	1.02	3.63
8/31/2024	12.27	.46	.34	.80	(.43)	—	(.43)	12.64	6.61	7		1.07	1.04	3.69
8/31/2023	12.73	.31	(.47)	(.16)	(.30)	—	(.30)	12.27	(1.20)	7		1.05	1.04	2.48
8/31/2022	13.84	.17	(1.11)	(.94)	(.17)	—	(.17)	12.73	(6.82)	7		1.03	1.03	1.27

Intermediate Bond Fund of America / Prospectus 50

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-3:
8/31/2026	$12.72	$.45	$(.32)	$.13	$(.45)	$—	$(.45)	$12.40	1.02%	$105.90%		.88%	3.57%
8/31/2025	12.66	.47	.06	.53	(.47)	—	(.47)	12.72	4.28	108.92		.89	3.76
8/31/2024	12.29	.47	.35	.82	(.45)	—	(.45)	12.66	6.85	111.92		.89	3.83
8/31/2023	12.75	.32	(.46)	(.14)	(.32)	—	(.32)	12.29	(1.13)	112.90		.89	2.59
8/31/2022	13.86	.19	(1.11)	(.92)	(.19)	—	(.19)	12.75	(6.68)	123.87		.87	1.39
Class R-4:
8/31/2026	12.72	.49	(.32)	.17	(.49)	—	(.49)	12.40	1.39	80.60		.59	3.86
8/31/2025	12.66	.51	.06	.57	(.51)	—	(.51)	12.72	4.58	94.62		.59	4.06
8/31/2024	12.29	.51	.35	.86	(.49)	—	(.49)	12.66	7.16	95.63		.59	4.13
8/31/2023	12.75	.36	(.47)	(.11)	(.35)	—	(.35)	12.29	(.83)	98.60		.59	2.86
8/31/2022	13.86	.23	(1.11)	(.88)	(.23)	—	(.23)	12.75	(6.40)	117.57		.57	1.69
Class R-5E:
8/31/2026	12.72	.51	(.32)	.19	(.51)	—	(.51)	12.40	1.51	20.41		.39	4.06
8/31/2025	12.66	.53	.06	.59	(.53)	—	(.53)	12.72	4.79	17.43		.40	4.25
8/31/2024	12.29	.54	.34	.88	(.51)	—	(.51)	12.66	7.37	16.43		.40	4.33
8/31/2023	12.75	.39	(.47)	(.08)	(.38)	—	(.38)	12.29	(.64)	13.41		.40	3.16
8/31/2022	13.86	.26	(1.12)	(.86)	(.25)	—	(.25)	12.75	(6.22)	11.38		.38	1.92
Class R-5:
8/31/2026	12.73	.53	(.33)	.20	(.52)	—	(.52)	12.41	1.61	19.31		.29	4.15
8/31/2025	12.66	.55	.06	.61	(.54)	—	(.54)	12.73	4.97	22.33		.30	4.35
8/31/2024	12.29	.55	.35	.90	(.53)	—	(.53)	12.66	7.47	25.33		.30	4.43
8/31/2023	12.75	.40	(.47)	(.07)	(.39)	—	(.39)	12.29	(.54)	24.31		.30	3.18
8/31/2022	13.86	.27	(1.11)	(.84)	(.27)	—	(.27)	12.75	(6.12)	29.27		.27	1.99
Class R-6:
8/31/2026	12.72	.53	(.32)	.21	(.53)	—	(.53)	12.40	1.66	14,685.26		.24	4.21
8/31/2025	12.66	.55	.06	.61	(.55)	—	(.55)	12.72	4.95	13,081.28		.24	4.40
8/31/2024	12.29	.55	.35	.90	(.53)	—	(.53)	12.66	7.53	11,554.28		.25	4.48
8/31/2023	12.75	.40	(.46)	(.06)	(.40)	—	(.40)	12.29	(.49)	10,092.25		.25	3.24
8/31/2022	13.85	.27	(1.10)	(.83)	(.27)	—	(.27)	12.75	(6.01)	11,086.22		.22	2.02

51 Intermediate Bond Fund of America / Prospectus

	Year ended August 31,
Portfolio turnover rate for all share classes[6]	2026[7]	2025	2024	2023	2022
Excluding mortgage dollar roll transactions	149%	89%	84%	125%	73%
Including mortgage dollar roll transactions	264%	236%	360%	454%	263%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact of certain waivers and/or reimbursements from Capital Research and Management Company and/or American Funds Service Company, if any

4 Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.

5 Amount less than $1 million.

6 Rates do not include the fund’s portfolio activity with respect to any Central Funds.

7 Rates exclude in-kind transactions, if any.

Intermediate Bond Fund of America / Prospectus 52

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

· Transaction size breakpoints, as described in this prospectus or the SAI

· Rights of accumulation (ROA), as described in this prospectus or the SAI

· Letter of intent, as described in this prospectus or the SAI

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

· Shares purchased by employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs

· Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

· Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus

53     Intermediate Bond Fund of America / Prospectus

elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

· Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529 shares made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

· Redemptions due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

· Redemptions made in connection with a return of excess contributions from an IRA account

· Shares purchased through a Right of Reinstatement (as defined above)

· Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

D.A. Davidson & Co. (“D.A. Davidson”)

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

Intermediate Bond Fund of America / Prospectus     54

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

· D.A. Davidson has the authority to allow the purchase of Class A shares at net asset value for (1) rollovers to IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs, (2) rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian, or (3) IRA purchases so long as the proceeds are from the sale of shares from an American Funds Recordkeeper Direct retirement plan, PlanPremier retirement plan or 403(b) plan with Capital Bank and Trust Company as custodian and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of American Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

55     Intermediate Bond Fund of America / Prospectus

Breakpoints

· Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus

Rights of Accumulation (“ROA”)

· The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of American Funds, CollegeAmerica 529, and ABLEAmerica 529 held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

· ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

Letter of Intent (“LOI”)

· Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

· If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

· Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures

· Shares purchased in an Edward Jones fee-based program

Intermediate Bond Fund of America / Prospectus     56

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front-end load and one of the following (“Right of Reinstatement“):

— The redemption and repurchase occur in the same account

— The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

· Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions

· Purchases of Class 529-A shares made for recontribution of refunded amounts

· Purchases of Class ABLE-A in accounts where Edward Jones serves as broker-dealer of record

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

· The death or disability of the shareholder

· Systematic withdrawals with up to 10% per year of the account value

· Return of excess contributions from an Individual Retirement Account (IRA)

· Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

· Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

· Shares exchanged in an Edward Jones fee-based program

· Shares acquired through NAV reinstatement

· Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones

57     Intermediate Bond Fund of America / Prospectus

Minimum Purchase Amounts

· Initial purchase minimum: $250

· Subsequent purchase minimum: none

Minimum Balances

· Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

— A fee-based account held on an Edward Jones platform

— A 529 account held on an Edward Jones platform

— An account with an active systematic investment plan or LOI

Exchanging Share Classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund, or Class R-4 shares for retirement plans, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus.

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either (1) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or (2) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

· Shares acquired through a right of reinstatement

· Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

Intermediate Bond Fund of America / Prospectus     58

· Shares purchased in connection with a return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney

· Shares acquired through a right of reinstatement

· Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the fund’s Prospectus

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

JP Morgan Securities LLC

Investors purchasing through JP Morgan Securities LLC may invest in Class 529-A shares at net asset value.

If you purchase or hold fund shares through an applicable JP Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.

Front-end sales charge waivers on Class A shares available at JP Morgan Securities LLC

· Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to JP Morgan Securities LLC’s policies relating to sales load discounts and waivers

· Shares purchased through rights of reinstatement

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of JP Morgan Securities LLC or its affiliates and their spouse or financial dependent

Class C to Class A share conversion

· A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer

59     Intermediate Bond Fund of America / Prospectus

subject to a CDSC and the conversion is consistent with JP Morgan Securities LLC’s policies and procedures

JP Morgan Securities LLC Class R-4 share employer-sponsored retirement plan eligibility

· Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts

CDSC waivers on Class A and Class C shares available at JP Morgan Securities LLC

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares purchased in connection with a return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end load discounts available at JP Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

· Breakpoints as described in the prospectus

· Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at JP Morgan Securities LLC. Eligible fund family assets not held at JP Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets

· Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through JP Morgan Securities LLC, over a 13-month period of time (if applicable)

Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch”)

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill Lynch platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill Lynch at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill Lynch representative may ask for reasonable documentation of such facts and Merrill Lynch may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Lynch Sales Load Waiver and Discounts Supplement (the “Merrill Lynch SLWD Supplement”) and in the Mutual Fund Investing at Merrill Lynch pamphlet at ml.com/funds.

Intermediate Bond Fund of America / Prospectus     60

Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end load waivers available at Merrill Lynch

· Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans

· Shares purchased through a Merrill Lynch investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill Lynch investment advisory program to a Merrill Lynch brokerage account

· Shares purchased through the Merrill Lynch Edge Self-Directed platform. Class A shares are not currently available in the programs described in this waiver

· Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

· Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill Lynch SLWD Supplement

· Shares purchased by eligible employees of Merrill Lynch or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Lynch Household (as defined in the Merrill Lynch SLWD Supplement)

· Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)

· Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) waivers on front-end, back-end, and level load shares available at Merrill Lynch

· Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

· Shares sold pursuant to a systematic withdrawal program subject to Merrill Lynch’s maximum systematic withdrawal limits as described in the Merrill Lynch SLWD Supplement

61     Intermediate Bond Fund of America / Prospectus

· Shares sold due to return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

· Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load discounts available at Merrill Lynch: breakpoints, rights of accumulation & letters of intent

· Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill Lynch permits to be assessed to a front-end load purchase, as described in the Merrill Lynch SLWD Supplement

· Rights of Accumulation (ROA), as described in the Merrill Lynch SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Lynch Household

On or about May 1, 2026, assets not held at Merrill Lynch will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill Lynch SLWD Supplement.

· Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill Lynch, in accounts within your Merrill Lynch Household, as further described in the Merrill Lynch SLWD Supplement

On or about May 1, 2026, Merrill Lynch will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill Lynch SLWD Supplement.

CollegeAmerica accounts

If clients establish or hold their CollegeAmerica 529 Plan (Plan) accounts on the Merrill Lynch omnibus platform, the features and policies related to share class sales charges (including contingent deferred sales charges (CDSC), if any), share class sales charge waivers or discounts, letters of intent (LOI) and reinstatement privileges, and Class 529-C share conversion period will be different than referenced in this document and will be governed by the Merrill Lynch 529 Account Unit Class Disclosure and Terms and Conditions (T&Cs) provided to clients by Merrill Lynch prior to establishing their Plan account.

Except as described in this Merrill Lynch specific section of this document and the T&Cs, Merrill Lynch does not offer any initial sales charge discounts, CDSC waivers, LOI or reinstatement privileges in the 529 plans offered on the Merrill Lynch omnibus platform (the “529 Discounts, Waivers and Privileges”). To receive the 529 Discounts, Waivers, and Privileges not offered by Merrill Lynch, clients will have to invest in the Plan directly or through another intermediary.

Before investing in the Plan through Merrill Lynch, clients should consider the potential benefits and importance to them of such 529 Discounts, Waivers, and Privileges.

For additional information on the Discounts, Waivers, and Privileges and Merrill Lynch’s policies, clients are encouraged to contact their financial advisor or refer to the T&C.

Intermediate Bond Fund of America / Prospectus     62

If clients establish or hold their Plan accounts on the Merrill Lynch omnibus platform, then the share class (described as unit class in the T&Cs) their account will purchase will generally be based on their eligible assets or meeting other eligibility criteria as set forth in the T&Cs. The Plan offered by Merrill Lynch on its omnibus platform will have two share classes – Class 529-A share and Class 529-C share–each with its own fee and expense structure. Each account will purchase a specific share class when an initial or subsequent contribution is credited to the account. The share class will be automatically determined at the time of the contribution based on the participant’s eligible assets and/or meeting other eligibility criteria. Clients will not be able to select the share class. Among other things, Class 529-C shares will be automatically converted to Class 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase. If the Plan permits Class 529-C shares’ conversion sooner than four years, such earlier conversion date will automatically apply.

For additional information, clients are encouraged to contact their financial advisor or refer to the T&Cs.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Morgan Stanley Class A share front-end sales charge waiver

Morgan Stanley clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley’s share class conversion program

· Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a front-end sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load. This waiver is not available for 529 Plan accounts maintained through Morgan Stanley. Investors wishing to utilize this privilege will need to do so through an account held directly with the Plan or a financial intermediary that supports this feature

· Investors purchasing through a Morgan Stanley self-directed brokerage account and/or E*TRADE from Morgan Stanley may invest in Class A shares without a front-end sales charge

Morgan Stanley clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of a refunded qualified higher education expense

63     Intermediate Bond Fund of America / Prospectus

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley clients.

Morgan Stanley Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

Northwestern Mutual Investment Services, LLC (“NMIS”)

Rights of accumulation on SIMPLE IRAs held at NMIS

Effective March 31, 2022, for SIMPLE IRA plans where the plan is held on the SIMPLE IRA platform at NMIS through its clearing firm, Pershing LLC, each linked participant account will be aggregated at either the plan level or the individual level for rights of accumulation (ROA), depending on which aggregation method results in a greater breakpoint discount on front-end sales charges for the participant.

Class A and C share purchases in owner-only 401(k) plans held at NMIS

For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge or Class C shares with the applicable contingent deferred sales charge, in accordance with NMIS’s share class policies applicable to such plans.

Oppenheimer & Co., Inc. (“OPCO”)

Effective June 1, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Employees and registered representatives of OPCO or its affiliates and their family members

· Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

· Death or disability of the shareholder

Intermediate Bond Fund of America / Prospectus     64

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Classes A and 529-A shares available at Raymond James

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

· Purchases of Class 529-A shares through a rollover from another 529 plan

CDSC waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

65     Intermediate Bond Fund of America / Prospectus

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (“Baird”)

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Investor A shares available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

· Shares purchased within 90 days following a redemption from an American Funds fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

· A shareholder in the fund's Investor C shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

· Employer-sponsored retirement plans established prior to April 1, 2004 that meet the eligibility requirements in effect as of that date for purchasing A shares at net asset value or charitable accounts in a transactional brokerage account at Baird including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs

CDSC waivers on Class A and C shares available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

Intermediate Bond Fund of America / Prospectus     66

· Shares bought due to returns of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus

· Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of American Funds assets held by accounts within the purchaser’s household at Baird. Eligible American Funds assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of American Funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Effective September 1, 2026, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.

Class A Shares

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

· Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A money market funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

· Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply

67     Intermediate Bond Fund of America / Prospectus

· Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel

· Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement

· Shares from rollovers into Stifel custodied IRA from retirement plans

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529-A shares made for reinvestment of refunded amounts

· Charitable accounts in a transactional brokerage account at Stifel

CDSC Waivers on Class A and C Shares

· Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary

· Shares sold as part of a systematic withdrawal plan not to exceed 12% annually

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations

· Shares acquired through a right of reinstatement

· Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel

Share Class Conversions in Advisory Accounts

Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of

Intermediate Bond Fund of America / Prospectus     68

any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

· Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisors’ employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information

· Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

· Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan

· Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-

69     Intermediate Bond Fund of America / Prospectus

sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans

· Gift of shares will not be considered when determining breakpoint discounts

Intermediate Bond Fund of America / Prospectus     70

For shareholder services and 24-hour information	American Funds Service Company (800) 421-4225 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders and Form N-CSR Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in the Form N-CSR/S on file with the U.S. Securities and Exchange Commission (“SEC”). In the fund’s annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR/S, you will find the fund’s annual and semi-annual financial statements.

Program description The CollegeAmerica 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the SEC. These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI, shareholder reports and other information such as the fund’s financial statements are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071-1406.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-023-1126P Litho in USA CGD/TM/8011 Investment Company File No. 811-05446

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JANE Y. CHUNG
JANE Y. CHUNG
SECRETARY

Intermediate Bond Fund of America®

Part B
Statement of Additional Information

November 1, 2026

This document is not a prospectus but should be read in conjunction with the current prospectus of Intermediate Bond Fund of America (the “fund”) dated November 1, 2026. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

Intermediate Bond Fund of America
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

Class A	AIBAX	Class 529-A	CBOAX	Class R-1	RBOAX
Class C	IBFCX	Class 529-C	CBOCX	Class R-2	RBOBX

Class F-1	IBFFX	Class 529-E	CBOEX	Class R-2E	REBBX
Class F-2	IBAFX	Class 529-F-2	FFOOX	Class R-3	RBOCX
Class F-3	IFBFX	Class 529-F-3	FIFBX	Class R-4	RBOEX
				Class R-5E	RBOHX
				Class R-5	RBOFX

				Class R-6	RBOGX

Table of Contents

Item	Page no.

Certain investment limitations and guidelines	2
Description of certain securities, investment techniques and risks	4
Fund policies	31
Management of the fund	33
Execution of portfolio transactions	63
Disclosure of portfolio holdings	67
Price of shares	69
Taxes and distributions	72
Purchase and exchange of shares	76
Sales charges	81
Sales charge reductions and waivers	84
Selling shares	89
Redemptions in-kind	90
Shareholder account services and privileges	91
General information	94
Appendix	106

Investment portfolio
Financial statements

Intermediate Bond Fund of America — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Debt instruments

· The fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes, if any) in bonds. For purposes of this policy, bonds include, but are not limited to, bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments, as well as cash equivalents and certain preferred securities. Investments in derivatives may be counted toward the fund’s 80% investment policy to the extent that such derivatives provide investment exposure to the investments included within the policy or to one or more market risk factors associated with such investments.

· The fund will primarily invest in bonds and other debt securities rated A– or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser.

· The fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser.

· The fund currently intends to consider the ratings from Moody’s Investors Service, S&P Global Ratings and Fitch Ratings. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Maturity

· The fund’s dollar-weighted average effective maturity will be no less than three years and no longer than five years. The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid earlier. In calculating the effective maturity or average life of a particular debt security, a put, call, sinking fund or other feature will be considered to the extent it results in a security whose market characteristics indicate an effective maturity or average life that is shorter than its nominal or stated maturity. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.

Intermediate Bond Fund of America — Page 2

Investing outside the United States

· For purposes of determining whether an investment is made in a particular country or geographic region, the fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Intermediate Bond Fund of America — Page 3

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Market conditions – The value of, and the income generated by, the securities in which the fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates or generally adverse investor sentiment, or political events, such as the imposition of trading and tariff arrangements. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, trading and tariff arrangements, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions have resulted in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate

Intermediate Bond Fund of America — Page 4

depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly emerging markets, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the appendix to this statement of additional information for more information about credit ratings.

Intermediate Bond Fund of America — Page 5

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, among other things, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government, cause the fund to suffer losses and lead to significant disruptions in U.S. and global markets. Regulatory or market changes or conditions could increase demand for U.S. government securities and affect the availability of such instruments for investment and the fund's ability to pursue its investment strategies.

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

Intermediate Bond Fund of America — Page 6

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.

Intermediate Bond Fund of America — Page 7

CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) — A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

Inflation-linked bonds — The fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index

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measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S. Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement, and when the fund agrees to sell such securities, it assumes the risk of any increase in value of the security. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may roll such transactions in lieu of taking physical delivery of the contract’s underlying assets on the settlement date. When rolling the purchase of these types of transactions, the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date,

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at a pre-determined price. When rolling the sale of these types of transactions, the fund purchases mortgage-backed securities for delivery in the current month and simultaneously contracts to sell substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price.

When rolling these types of transactions, during the period between the initial sale (or purchase) and subsequent repurchase (or sale) (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the price differential between the original and new contracts (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of any sales. The fund also takes the risk that market prices or characteristics of the underlying mortgage-backed securities may move unfavorably between the original and new contracts. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy or sell back the mortgage-backed securities it initially either sold or purchased, respectively. These transactions are accounted for as purchase and sale transactions, which contribute to the fund’s portfolio turnover rate.

With to be announced (“TBA”) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards. The fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

When the fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. To the extent the fund has sold such a security on a when-issued, delayed delivery, or forward commitment basis, the fund would not participate in future gains or losses with respect to the security if the fund holds such security. If the other party to a transaction fails to pay for the securities, the fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Under the SEC’s rule applicable to the fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

Unfunded commitment agreements — The fund may enter into unfunded commitment agreements to make certain investments, including unsettled bank loan purchase transactions. Under the SEC’s rule applicable to the fund’s use of derivatives, unfunded commitment agreements are not derivatives transactions. The fund will only enter into such unfunded commitment agreements if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.

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Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos and centrally cleared or “sponsored” repos, a third-party custodian, either a clearing bank in the case of tri-party repos or a central clearing counterparty in the case of centrally cleared repos, facilitates repo clearing and settlement, including by providing collateral management services. In bilateral repos, the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Derivatives — In pursuing its investment objective(s), the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. The fund may take positions in futures contracts and options on futures contracts and swaps, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (“OTC”) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty

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and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive. Derivative instruments are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast market and economic factors (such as interest rates). The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could suffer losses.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative, including swaps and OTC options) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in the fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The fund’s compliance with the SEC’s rule applicable to the fund’s use of derivatives may limit the ability of the fund to use derivatives as part of its investment strategy. The rule requires that a fund that uses derivatives in more than a limited manner, which is currently the case for the fund, adopt a derivatives risk management program, appoint a derivatives risk manager and comply with an outer limit on leverage based on value at risk, or “VaR”. VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon (i.e., 20 trading days) and at a specified confidence level (i.e., 99%). VaR will not provide, and is not intended to provide, an estimate of an instrument’s or portfolio’s maximum potential loss amount. For example, a VaR of 5% with a specified confidence level of 99% would mean that a VaR model estimates that 99% of the time a fund would not be expected to lose more than 5% of its total assets over the given time period. However, 1% of the time, the fund would be expected to lose more than 5% of its total assets, and in such a scenario the VaR model does not provide an estimate of the extent of this potential loss. The derivatives rule may not be effective in

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limiting the fund’s risk of loss, as measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the fund’s derivatives or other investments. A fund is generally required to satisfy the rule’s outer limit on leverage by limiting the fund’s VaR to 200% of the VaR of a designated reference portfolio that does not utilize derivatives each business day. If a fund does not have an appropriate designated reference portfolio in light of the fund’s investments, investment objectives and strategy, a fund must satisfy the rule’s outer limit on leverage by limiting the fund’s VaR to 20% of the value of the fund’s net assets each business day.

Options — The fund may invest in option contracts, including options on futures and options on currencies, as described in more detail under “Futures and Options on Futures” and “Currency Transactions,” respectively. An option contract is a contract that gives the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price, which is also referred to as the strike price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the option premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or cash settles) at the strike price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

As a buyer of a put option, the fund can expect to realize a gain if the price of the underlying currency or instrument falls substantially. However, if the price of the underlying currency or instrument does not fall enough to offset the cost of purchasing the option, the fund can expect to suffer a loss, albeit a loss limited to the amount of the option premium plus any applicable transaction costs.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified strike price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the strike price while the option is outstanding, regardless of price changes.

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If the price of the underlying currency or instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying currency or instrument remains the same over time, it is likely that the writer would also profit because it should be able to close out the option at a lower price. This is because an option’s value decreases with time as the currency or instrument approaches its expiration date. If the price of the underlying currency or instrument falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying currency or instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the strike price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Several risks are associated with transactions in options on currencies, securities and other instruments (referred to as the “underlying instruments”). For example, there may be significant differences between the underlying instruments and options markets that could result in an imperfect correlation between these markets, which could cause a given transaction not to achieve its objectives. When a put or call option on a particular underlying instrument is purchased to hedge against price movements in a related underlying instrument, for example, the price to close out the put or call option may move more or less than the price of the related underlying instrument.

Options prices can diverge from the prices of their underlying instruments for a number of reasons. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the markets for the underlying instruments, from structural differences in how options and underlying instruments are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options contracts with a greater or lesser value than the underlying instruments it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the underlying instruments, although this may not be successful. If price changes in the fund’s options positions are less correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volumes and liquidity if their strike prices are not close to the current prices of the underlying instruments. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the fund to hold a position until delivery or expiration regardless of changes in its value.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, in order to adjust the risk and return profile of the fund’s overall position. For example, purchasing a put option and writing a call option on

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the same underlying instrument could construct a combined position with risk and return characteristics similar to selling a futures contract (but with leverage embedded). Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Futures and options on futures — The fund may enter into futures contracts and options on futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. Futures contracts and options on futures contracts are standardized, exchange-traded contracts, and, when such contracts are bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (“FCM”), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. A fund is also required to deposit and maintain margin with an FCM with respect to put and call options on futures contracts written by the fund. Such margin deposits will vary depending on the nature of the underlying futures contract (and related initial margin requirements), the current market value of the option, and other futures positions held by the fund. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and options on futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable Commodity Futures Trading Commission (“CFTC”) rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posted by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable CFTC rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own

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funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund may purchase and write call and put options on futures. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract, and the writer is assigned the opposite short position. The opposite is true in the case of a put option. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option. See also “Options” above for a general description of investment techniques and risks relating to options.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures or futures options contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets posted as margin for its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures and futures

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options contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures or futures options contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Swaps — The fund may enter into swaps, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.

Swaps can be traded on a swap execution facility (“SEF”) and cleared through a central clearinghouse (cleared), traded OTC and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and standardized credit default swap indices are traded on SEFs and cleared. Other forms of swaps, such as total return swaps and certain types of interest rate swaps and credit default swap indices are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swaps, the fund will enter into swaps only with counterparties that meet certain credit standards and have agreed to specific collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in the fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.

The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Swaps can take different forms. The fund may enter into the following types of swaps:

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (“SOFR”), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current

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obligation or right under the swap is generally equal to the net amount to be paid or received under the swap based on the relative value of the position held by each party.

In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.

Total return swaps — The fund may enter into total return swaps in order to gain exposure to a market or security without owning or taking physical custody of such security or investing directly in such market. A total return swap is an agreement in which one party agrees to make periodic payments to the other party based on the change in market value of the assets underlying the contract during the specified term in exchange for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The asset underlying the contract may be a single security, a basket of securities or a securities index. Like other swaps, the use of total return swaps involves certain risks, including potential losses if a counterparty defaults on its payment obligations to the fund or the underlying assets do not perform as anticipated. There is no guarantee that entering into a total return swap will deliver returns in excess of the interest costs involved and, accordingly, the fund’s performance may be lower than would have been achieved by investing directly in the underlying assets.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). Additionally, in order to assume exposure to the commercial mortgage-backed security sector or to hedge against existing credit and market risks within such sector, the fund may invest in mortgage-backed security credit default swap indices, including the CMBX index (collectively referred to as “CMBXIs”).

A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. A CMBXI is a tradeable index referencing a basket of commercial mortgage-backed securities. In a typical CDSI or CMBXI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the fund as protection buyer may receive a single name credit default swap (“CDS”) representing the relevant constituent.

The fund may enter into a CDSI or CMBXI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in

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a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap.

The use of CDSI or CMBXI, like all other swaps, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDSI or CMBXI transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.

Additionally, when the fund invests in a CDSI or CMBXI as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI or CMBXI is based, the investment could result in losses to the fund.

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Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk

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than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will

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typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls, sanctions, or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, auditing, financial reporting, accounting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, the fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating

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company. Because the contractual arrangements do not in fact bestow the fund with actual equity ownership in the operating company, these investment structures may limit the fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.” For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (“MSCI”) will be treated as emerging markets for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as emerging markets for debt securities.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation, governmental restrictions that limit or otherwise delay the fund's ability to convert or repatriate currencies and currency devaluations.

Government regulation — Certain emerging markets lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging markets. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

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While government involvement in the private sector varies in degree among emerging markets, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in emerging markets are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through which the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in emerging markets frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Limited market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain emerging markets. As a result, there is greater risk that financial records and information relating to an issuer’s operations in emerging markets will be incomplete or misleading, which may negatively impact the fund’s investments in such company. When faced with limited market information, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among emerging markets and, in some cases, is comparatively high. In addition, emerging markets typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

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Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Remedies — Emerging markets may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the fund and its shareholders. In addition, as a matter of law or practicality, the fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

Indirect exposure to cryptocurrencies – Cryptocurrencies are digital assets which may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the fund has no current intention of directly investing in cryptocurrencies, some issuers accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets and/or invest in cryptocurrencies, and the fund may have exposure to cryptocurrencies through investments in securities of such issuers. The fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Cryptocurrencies may trade on platforms which are largely unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The values of cryptocurrencies have been, and may in the future continue to be, highly volatile and subject to sudden and significant increases and declines. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. The value of securities of issuers with significant holdings of cryptocurrencies may be subject to, among other things, fluctuations in the value of such cryptocurrencies, and such issuers may experience custody issues and/or lose their cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. The fund may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development, use, and exchange of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term

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bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of trustees.

Variable and floating rate obligations — The interest rates payable on certain securities and other instruments in which the fund may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

Adjustment of maturities — The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the fund’s objective(s).

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of the fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

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Inflation/Deflation risk — The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund‘s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation or inflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund‘s assets.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Affiliated investment companies — The fund may purchase shares of certain other investment companies managed by the investment adviser or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. Any investment in another investment company will be consistent with the fund’s objective(s) and applicable regulatory limitations. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses.

Securities lending activities – The fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under

Intermediate Bond Fund of America — Page 28

the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

The following table sets forth, for the fund’s most recently completed fiscal year, the fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the fund’s Form N-CSR, which reflects estimated accruals.

Gross income from securities lending activities	$258,000
Fees paid to securities lending agent from a revenue split	12,000
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	12,000
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	24,000
Net income from securities lending activities	234,000

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price. Certain investments, such as to be announced contracts and mortgage dollar rolls increase a fund’s portfolio turnover rate.

The fund’s portfolio turnover rates for the fiscal years ended August 31, 2026 and 2025 were 264% and 236%, respectively. The fund’s portfolio turnover rates excluding mortgage dollar roll transactions for the fiscal years ended August 31, 2026 and 2025 were 149% and 89%, respectively. See "Forward commitment, when issued and delayed delivery transactions" above for more information on mortgage dollar rolls. Variations in turnover rates are due to changes in trading activity during the period. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund‘s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objective(s) and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or U.S. government sponsored enterprises or repurchase agreements with respect thereto. The investment adviser will generally make determinations as to the appropriate industry categories and classifications for purposes of this fundamental policy 1f. As part of this determination, the investment adviser may take into account a variety of considerations, including information provided by relevant third-party classification systems and internal analysis. Even where the investment adviser relies primarily on a particular classification system, it may depart from that system in specific cases at its discretion. The use of any particular classification system is not part of any fundamental policy, and the fund may change any source used for determining industry classifications at any time without shareholder approval. Industry categories and issuer classifications may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories. For purposes of this policy, with respect to a private activity municipal bond the principal and interest payments of which are derived primarily from the assets and revenues of a non-governmental entity, the fund will look to such non-governmental entity to determine the industry to which the investment should be allocated.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Intermediate Bond Fund of America — Page 33

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Gina F. Adams, 1958 Trustee (2026)	Executive Vice President, General Counsel and Secretary, FedEx Corporation (transportation/logistics company)	54	Entergy Corporation	· Board service for educational, arts and other nonprofit organizations · LLM, JD
Francisco G. Cigarroa, MD, 1957 Trustee (2021)	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	114	None	· Corporate board experience · Service on boards of community and nonprofit organizations · MD
Nariman Farvardin, 1956 Trustee (2018)	President, Stevens Institute of Technology	114	None

· Senior management experience, educational institution

· Corporate board experience

· Professor, electrical and computer engineering

· Service on advisory boards and councils for educational, nonprofit and governmental organizations

· MS, PhD, electrical engineering

Jennifer C. Feikin, 1968 Trustee (2022)	Independent corporate board member; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company	114	Former director of Hertz Global Holdings, Inc. (until 2026)	· Senior corporate management experience · Corporate board experience · Business consulting experience · Service on advisory and trustee boards for charitable and nonprofit organizations · JD

Intermediate Bond Fund of America — Page 34

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Leslie Stone Heisz, 1961 Trustee (2022)	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	114	Edwards Lifesciences; Ingram Micro Holding Corporation (information technology products and services) Former director of Public Storage, Inc. (until 2024)

· Senior corporate management experience, investment banking

· Business consulting experience

· Corporate board experience

· Service on advisory and trustee boards for charitable and nonprofit organizations

· MBA

Merit E. Janow, 1958 Trustee (2010)	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	57	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated Former director of Trimble Inc. (software, hardware and services technology) (until 2021)

· Service with Office of the U.S. Trade Representative and U.S. Department of Justice

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Experience as corporate lawyer

· JD

Martin E. Koehler, 1957 Trustee (2026)	Independent management consultant	54	None	· Senior management experience · Corporate board experience · Service on advisory and trustee boards for charitable and nonprofit organizations · MBA · MS, industrial engineering
Benjamin R. Miller, 1967 Trustee (2026)	Co-Founder, Agio Ratings Ltd. (fintech advisory); former Director and adviser, Dalpha Capital and Dalpha Capital (UK) Ltd. (digital assets manager) (2020-2022)	37	None	· Senior corporate management experience, investment management · Investment management experience · Experience as corporate lawyer · JD

Intermediate Bond Fund of America — Page 35

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Josette Sheeran, 1954 Trustee (2026)	Founder and CEO, Firefly Global Group (geopolitical and business consulting); former President, Canoo, Inc.; former President and CEO, Asia Society	54	None

· Service as chief executive officer

· Senior management experience

· Government service

· Service on advisory councils and commissions for international and governmental organizations

· Service on advisory and trustee boards for charitable and nonprofit organizations

· Service as trustee for public and private entities

Intermediate Bond Fund of America — Page 36

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Margaret Spellings, 1957 Trustee (2010)	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036	114	None

· Former U.S. Secretary of Education, U.S. Department of Education

· Former Assistant to the President for Domestic Policy, The White House

· Former senior advisor to the Governor of Texas

· Service on advisory and trustee boards for charitable and nonprofit organizations

Alexandra Trower, 1964 Trustee (2018)	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	114	None	· Service on trustee boards for charitable and nonprofit organizations · Senior corporate management experience · Branding
Paul S. Williams, 1959 Chair of the Board (Independent and Non-Executive) (2020)	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm) (2005-2018)	114

Public Storage, Inc.

Former director of Romeo Power, Inc. (manufacturer of batteries for electric vehicles) (until 2022); Compass Minerals, Inc. (producer of salt and specialty fertilizers) (until 2023); Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation) (until 2025)

· Senior corporate management experience

· Corporate board experience

· Corporate governance experience

· Service on trustee boards for charitable and educational nonprofit organizations

· Securities law expertise

· JD

Intermediate Bond Fund of America — Page 37

Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund‘s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Pramod Atluri, 1976 Trustee (2026)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Director, Capital Research and Management Company	37	None
Courtney K. Wolf, 1982 Trustee (2026)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	37	None

Intermediate Bond Fund of America — Page 38

Other officers5

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Oliver Edmonds, 1978 President (2026)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer (2003)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company*
Michael W. Stockton, 1967 Executive Vice President (2021)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Jane Y. Chung, 1974 Secretary (2014)	Associate – Legal and Compliance Group, Capital Research and Management Company
Becky L. Park, 1979 Treasurer (2021)	Vice President – Investment Operations, Capital Research and Management Company
Melissa Leyva, 1976 Assistant Secretary (2026)	Associate – Legal and Compliance Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2015)	Chief Risk Officer – Capital Research and Management Company; Senior Vice President, Legal and Compliance Group, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5 All of the trustees and/or officers listed, with the exception of Oliver Edmonds, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Intermediate Bond Fund of America — Page 39

Fund shares owned by trustees as of December 31, 2025:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds overseen by trustee in same family of investment companies as the fund
Independent trustees
Gina F. Adams	None	Over $100,000	N/A	Over $100,000
Francisco G. Cigarroa	None	None	N/A	Over $100,000
Nariman Farvardin	None	Over $100,000	N/A	Over $100,000
Jennifer C. Feikin	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz	None	Over $100,000	N/A	N/A
Merit E. Janow	None	Over $100,000	N/A	Over $100,000
Martin E. Koehler	None	Over $100,000	N/A	Over $100,000
Benjamin R. Miller	None	None	N/A	N/A
Josette Sheeran	None	Over $100,000	N/A	Over $100,000
Margaret Spellings	None	Over $100,000	N/A	Over $100,000
Alexandra Trower	$1 – $10,000	Over $100,000	N/A	Over $100,000
Paul S. Williams	None	Over $100,000	N/A	Over $100,000

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund
Interested trustees
Pramod Atluri	None	Over $100,000
Courtney K. Wolf	None	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and/or 401(k) plan, as applicable.

2 N/A indicates that the listed individual, as of December 31, 2025, was not a trustee of the fund (or, as applicable, other funds in the same family of investment companies as the fund), did not allocate deferred compensation to the fund, or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

Intermediate Bond Fund of America — Page 40

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The board typically meets either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters which that independent trustee serves. Board and committee chairs receive additional fees for their services.

The fund and the other funds served by each independent trustee each pay a portion of these fees.

No pension or retirement benefits are accrued as part of fund expenses. Generally, independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended August 31, 2026:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Gina F. Adams[2] (elected January 1, 2026)	$ 9,874	$418,000
Francisco G. Cigarroa[2]	16,397	433,500
Nariman Farvardin[2]	13,634	521,000
Jennifer C. Feikin[2]	16,397	489,750
Leslie Stone Heisz[2]	16,397	489,750
Mary Davis Holt (retired December 31, 2025)	4,545	216,000
Merit E. Janow[2]	13,716	535,000
Martin E. Koehler[2] (elected January 1, 2026)	10,176	430,000
Benjamin R. Miller[2] (elected January 1, 2026)	15,113	187,500
Josette Sheeran[2] (elected January 1, 2026)	9,874	448,000
Margaret Spellings[2]	14,288	541,000
Alexandra Trower[2]	15,956	438,500
Paul S. Williams[2]	17,971	456,000

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended August 31, 2026 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2026 fiscal year for participating trustees is as follows: Gina F. Adams ($10,303), Francisco G. Cigarroa ($47,661), Nariman Farvardin ($151,472), Jennifer C. Feikin ($65,822), Leslie Stone Heisz ($2,280), Merit E. Janow ($18,602), Martin E. Koehler ($5,417), Benjamin Miller ($5,340), Josette Sheeran ($9,915), Margaret Spellings ($72,617), Alexandra Trower ($193,731), Paul S. Williams ($32,588). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

Intermediate Bond Fund of America — Page 42

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on December 7, 1987, and reorganized as a Delaware statutory trust on November 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Commonwealth Savers PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving

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board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund‘s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund‘s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund‘s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Gina F. Adams, Francisco G. Cigarroa, Leslie Stone Heisz, Martin E. Koehler, Benjamin R. Miller, Josette Sheeran and Paul S. Williams. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2026 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held two meetings during the 2026 fiscal year.

The fund has a nominating and governance committee comprised of Nariman Farvardin, Jennifer C. Feikin, Merit E. Janow, Margaret Spellings and Alexandra Trower. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder

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suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2026 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund and other funds advised by the investment adviser or its affiliates. The Principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the clients of the investment adviser or its affiliates and the shareholders of the funds advised or managed by the investment adviser or its affiliates. The complete text of the Principles is available at capitalgroup.com. Final voting authority is held by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of funds advised by Capital Research and Management Company and its affiliates have established a Joint Proxy Committee (“JPC”) composed of independent board members who serve as representatives from each applicable fund board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, long-term value creation and the investment objectives and policies of the funds managed by the investment adviser remain the focus.

The investment adviser seeks to vote all U.S. proxies. Proxies for companies outside the United States are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the investment adviser will generally vote against such proposals in the interest of encouraging improved disclosure for investors. The investment adviser may not exercise its voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and accounts it manages on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The investment adviser may choose, due to liquidity issues, not to expose the funds and accounts it manages to such restrictions and may not vote some (or all) shares. Finally, the investment adviser may determine not to recall securities on loan to exercise its voting rights when it determines that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.

After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement.

Investment analysts are generally responsible for making voting recommendations for their investment division on significant votes that relate to companies in their coverage areas. Analysts also have the opportunity to review initial recommendations made by the investment adviser’s stewardship and

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engagement team. Depending on the vote recommendation, a second opinion may be made by a proxy coordinator (an investment professional with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of the Principles and familiarity with proxy-related issues. Each of the investment adviser’s equity investment divisions has its own proxy voting committee, which is made up of investment professionals within each division. Each division’s proxy voting committee retains final authority for voting decisions made by such division. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the applicable governance committees that provide oversight of the application of the Principles.

From time to time, the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by, (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict.

The investment adviser has developed procedures to identify and address instances when a vote could appear to be influenced by such a relationship. Each equity investment division of the investment adviser has established a Special Review Committee (“SRC”) of senior investment professionals and legal and compliance professionals with oversight of potentially conflicted matters.

If a potential conflict is identified according to the procedure above, the SRC will take appropriate steps to address the conflict of interest. These steps may include engaging an independent third party to review the proxy and using the Principles to provide an independent voting recommendation to the investment adviser for vote execution. The investment adviser will generally follow the third party’s recommendation, except when it believes the recommendation is inconsistent with the investment adviser’s fiduciary duty to its clients. Occasionally, it may not be feasible to engage the third party to review the matter due to compressed timeframes or other operational issues. In this case, the SRC will take appropriate steps to address the conflict of interest, including reviewing the proxy after being provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

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Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports a breadth of experience and perspectives among board members, and the separation of the chairman and CEO positions.

Governance provisions — Proposals to declassify a board (elect all directors annually) generally are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Equity incentive plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; in addition, they should be aligned with the long-term success of the company and the enhancement of shareholder value.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Shareholder proposals on environmental and social issues — The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s business model specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with industry standards and reporting on sustainability issues that are material to investment analysis. With respect to social matters, the investment adviser encourages companies to disclose the composition of the workforce in a regionally appropriate manner. The investment adviser supports relevant reporting and disclosure that is consistent with broadly applicable standards.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on October 1, 2026. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co.	Record	Class A	61.54%
For the benefit of its customers		Class F-3	47.76%
Omnibus account		Class 529-A	27.86%
St. Louis, MO		Class 529-C	32.99%

Pershing, LLC	Record	Class A	5.46%
Jersey City, NJ		Class C	14.87%
		Class F-1	17.00%
		Class F-2	11.20%
		Class F-3	31.73%
		Class 529-C	5.69%
		Class 529-F-2	8.61%

LPL Financial	Record	Class C	15.76%
Omnibus customer account		Class F-2	44.79%
San Diego, CA

Morgan Stanley Smith Barney, LLC	Record	Class C	5.37%
For the benefit of its customers		Class F-2	6.15%
Omnibus account		Class 529-A	8.37%
New York, NY		Class 529-C	15.14%
		Class 529-E	6.14%

Raymond James	Record	Class C	5.04%
Omnibus for mutual funds house account		Class F-2	6.89%
St. Petersburg, FL

National Financial Services, LLC	Record	Class F-1	13.84%
For the exclusive benefit of our customers		Class F-2	8.77%
Omnibus account		Class F-3	6.44%
Jersey City, NJ

Vantagepoint Traditional IRA	Record	Class F-1	7.72%
Washington, DC	Beneficial

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Name and address	Ownership	Ownership percentage
Charles Schwab & Co Inc	Record	Class F-1	5.66%
Special custody account FBO customers		Class F-2	5.07%
Account 1
San Francisco, CA

Wells Fargo Clearing Services, LLC	Record	Class F-1	5.28%
Special custody account for the exclusive benefit of customers
St. Louis, MO

MLPF&S	Record	Class F-1	5.27%
For the sole benefit of its customers
Jacksonville, FL

Charles Schwab & Co., Inc.	Record	Class 529-F-3	85.93%
Special custody account FBO customers
Account 2
San Francisco, CA

Capital Research & Management Company	Record	Class 529-F-3	14.07%
Corporate Account
Irvine, CA

Matrix Trust Company as agent for	Record	Class R-1	42.88%
Aspire-Investlink
Denver, CO

Biopharma Tech Solutions LLC	Record	Class R-1	9.00%
Cash Balance Plan
Dublin, CA

Retirement Plan #1	Record	Class R-1	6.89%
Pleasanton, CA	Beneficial

Retirement Plan #2	Record	Class R-1	5.30%
Glendale, CA

Retirement Plan #3	Record	Class R-1	5.00%
Barnegat, NJ	Beneficial

Intermediate Bond Fund of America — Page 49

Name and address	Ownership	Ownership percentage
Empower Trust Company, LLC	Record	Class R-2	15.05%
Greenwood Village, CO	Beneficial	Class R-2E	78.16%
		Class R-3	15.34%
		Class R-4	25.62%
		Class R-5E	38.20%
		Class R-5	42.46%

Sunset Acoustics Inc Cash Balance Plan	Record	Class R-2E	9.18%
Glendale, AZ

Retirement Plan #4	Beneficial	Class R-2E	8.07%
Amherst, NY

Empower Trust Company, LLC.	Record	Class R-5	5.18%
Employee Benefits Clients 401K	Beneficial
Greenwood Vlg, CO

American Funds 2030 Target Date Retirement fund	Record	Class R-6	18.74%
Norfolk, VA

American Funds 2035 Target Date Retirement fund	Record	Class R-6	14.20%
Norfolk, VA

American Funds 2025 Target Date Retirement fund	Record	Class R-6	12.18%
Norfolk, VA

American Funds College 2030 Fund	Record	Class R-6	8.77%
Norfolk, VA

American Funds College 2027 Fund	Record	Class R-6	8.10%
Norfolk, VA

American Funds 2020 Target Date Retirement Fund	Record	Class R-6	6.58%
Norfolk, VA

Intermediate Bond Fund of America — Page 50

Name and address	Ownership	Ownership percentage
American Funds College Enrollment Fund	Record	Class R-6	6.11%
Norfolk, VA

American Funds Preservation Portfolio	Record	Class R-6	5.60%
Norfolk, VA

As of October 1, 2026, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

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Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as (i) Bloomberg US Government/Credit 1-7 Year Index, (ii) Bloomberg Securitized Index, (iii) Bloomberg U.S. Corporate 1-7 Years and (iv) a peer group average consisting of funds that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the investment objective(s) of the fund and/or the universe of comparably managed funds of competitive investment management firms.

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Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other registered investment companies or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of August 31, 2026:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Karen Choi	Over $1,000,000	None		1	$2.40	3	$2.43
Oliver V. Edmonds	$100,001 – $500,000	5	$32.9	2	$5.01	None
Vincent J. Gonzales	$100,001 – $500,000	2	$15.5	1	$2.40	None
Tom Hollenberg	$100,001 – $500,000	1	$13.0	1	$2.40	2	$1.35
Steven D. Lotwin	$500,001 – $1,000,000	3	$3.2	1	$2.40	3	$2.43
Fergus N. MacDonald	$500,001 – $1,000,000	9	$282.7	6	$15.66	None
John R. Queen	Over $1,000,000	25	$687.6	4	$18.95	168	$0.24

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until July 31, 2027, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

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Under the Agreement, the investment adviser receives a management fee based on the following annualized rates and daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.224%	$ 0	$15,000,000,000
0.195	15,000,000,000	17,000,000,000
0.185	17,000,000,000	27,500,000,000
0.178	27,500,000,000

Management fees are paid monthly and accrued daily.

For the fiscal years ended August 31, 2026, 2025 and 2024, the investment adviser earned from the fund management fees of $61,505,000, $61,271,000 and $58,130,000, respectively. The investment adviser voluntarily waived a portion of its management fees derived from the fund's gross investment income during the fiscal years ended August 31, 2026, 2025 and 2024. Accordingly, after giving effect to the voluntary fee waivers described above, the fund paid the investment adviser management fees of $56,918,000, (a reduction of $4,587,000), $53,319,000 (a reduction of $7,952,000) and $50,272,000 (a reduction of $7,858,000) for the fiscal years ended August 31, 2026, 2025 and 2024, respectively.

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Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until July 31, 2027, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to each of the share classes (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2026 fiscal year, administrative services fees were:

Administrative services fee
Class A	$2,670,000
Class C	9,000
Class F-1	24,000
Class F-2	712,000
Class F-3	553,000
Class 529-A	116,000
Class 529-C	2,000
Class 529-E	3,000
Class 529-F-2	37,000
Class 529-F-3	—*
Class R-1	2,000
Class R-2	20,000
Class R-2E	2,000
Class R-3	32,000
Class R-4	27,000
Class R-5E	6,000
Class R-5	7,000
Class R-6	4,195,000

* Amount less than $1,000.

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Principal Underwriter and plans of distribution — Capital Client Group, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12811 North Meridian Street, Carmel, IN 46032; 399 Park Avenue, 34th Floor, New York, NY 10022; and 444 W. Lake Street, Suite 4600, Chicago, IL 60606.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class F-1, 529-E, R-1, R-2, R-2E, R-3 and R-4 shares.

To the extent the fund serves as an underlying investment for certain variable annuity products, the Principal Underwriter may receive compensation from the variable annuity’s sponsoring insurance company. These payments generally cover expenses associated with the education and training efforts that the Principal Underwriter provides to the insurance company’s sales force.

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Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2026	$328,000	$1,406,000
	2025	341,000	1,650,000
	2024	425,000	1,814,000
Class C	2026	13,000	41,000
	2025	—	59,000
	2024	8,000	34,000
Class 529-A	2026	30,000	121,000
	2025	38,000	151,000
	2024	42,000	167,000
Class 529-C	2026	2,000	16,000
	2025	—	16,000
	2024	1,000	13,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .30% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such

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commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable. As of the fund’s most recent fiscal year, unreimbursed expenses that remained subject to reimbursement under the Plan for Class A shares totaled $867,000 or less than 1% of Class A net assets.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — For purchases subject to an initial sales charge as described in the “Sales charges” section of the prospectus, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases at the net asset value breakpoint, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

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During the 2026 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$26,705,000	$1,696,000
Class C	297,000	26,000
Class F-1	195,000	24,000
Class 529-A	920,000	73,000
Class 529-C	62,000	6,000
Class 529-E	51,000	5,000
Class R-1	53,000	4,000
Class R-2	487,000	110,000
Class R-2E	47,000	10,000
Class R-3	537,000	108,000
Class R-4	220,000	43,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial professional. If you need a financial professional, please call Capital Client Group, Inc. at (800) 421-4120 for assistance.

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Fee to Commonwealth Savers Plan — Class 529 shares are offered to certain American Funds by Commonwealth Savers Plan through CollegeAmerica and Class ABLE shares are offered to certain American Funds by Commonwealth Savers Plan through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Commonwealth Savers Plan is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .09% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE shares, .05% on net assets between $20 billion and $75 billion and .03% on net assets over $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE shares for the last month of the prior calendar quarter. Commonwealth Savers Plan is currently waiving that portion of its fee attributable to Class ABLE shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE shares reach $300 million and (b) June 30, 2028.

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Other compensation to dealers — As of March 1, 2026, the firms (or their affiliates) that Capital Client Group, Inc. anticipates will receive additional compensation (as described in the prospectus) are listed below.

Dealers:

Ameriprise

Atria Wealth Solutions

Avantax Investment Services, Inc
Cambridge

Cetera Financial Group

Charles Schwab Network

Commonwealth

Edward Jones
Equitable Advisors

Fidelity

J.P. Morgan Chase Banc One

Janney Montgomery Scott

Kestra

LPL Group

Merrill

MML Investors Services

Morgan Stanley Wealth Management
Northwestern Mutual (NM)

Osaic (Advisor Group)

Raymond James Group

RBC

Robert W. Baird

Stifel Nicolaus & Co

UBS

Wells Fargo Network

Recordkeepers:

Ascensus
Empower (Great West Life & Annuity Insurance Company)
John Hancock
Nationwide
Principal
Transamerica
Voya

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Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser bears the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The investment adviser voluntarily reimburses such

Intermediate Bond Fund of America — Page 63

registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

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purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

No brokerage commissions were paid by the fund on portfolio transactions for the fiscal years ended August 31, 2026, 2025 and 2024.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Bank of America Corporation, Citigroup Inc., Deutsche Bank Aktiengesellschaft , The

Intermediate Bond Fund of America — Page 65

Goldman Sachs Group, Inc., JPMorgan Chase & Co., Morgan Stanley and Wells Fargo & Company. At the end of the fund’s most recently completed fiscal year, the fund held debt securities of Bank of America Corporation in the amount of $93,554,000, Citigroup Inc. in the amount of $79,047,000, Deutsche Bank Aktiengesellschaft in the amount of $62,913,000, The Goldman Sachs Group, Inc. in the amount of $230,925,000, JPMorgan Chase & Co. in the amount of $192,959,000, Morgan Stanley in the amount of $255,745,000 and Wells Fargo & Company in the amount of $108,941,000.

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Disclosure of portfolio holdings

The fund’s investment adviser has adopted policies and procedures with respect to the disclosure of the fund’s portfolio holdings information. The fund’s board of directors/trustees reviews these policies and procedures and receives reports from the fund’s Chief Compliance Officer periodically.

The fund is permitted to provide a full list of holdings monthly on the Capital Group website no earlier than 30 days after month-end, however if a month-end coincides with a quarter-end, the fund is permitted to provide a full list of holdings no earlier than 10 days after quarter-end. The publicly disclosed holdings information may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund is permitted to provide its top 10 holdings monthly on the Capital Group website no earlier than 10 days after month-end for equity securities, and no earlier than 30 days after month-end for fixed income securities. If a month-end coincides with a quarter-end, the fund is permitted to provide its top 10 holdings for equity and fixed income securities no earlier than 10 days after quarter-end. For multi-asset funds, the fund is permitted to provide its top 10 holdings for equity and fixed income securities monthly on the Capital Group website no earlier than 10 days after month-end. The investment adviser may disclose holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s holdings. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting and class action claims processing service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires fund holdings information for legitimate business and/or fund oversight purposes, may receive fund holdings information earlier. See the “General information” section in this statement of additional information of the fund’s registration statement for further information about the fund’s custodian, outside counsel and auditor.

The fund may provide a full list of holdings monthly to up to 20 key broker-dealer relationships and up to 10 key global consulting firms with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than 10 days after month-end. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive fund holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information of the fund’s registration statement and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information of the fund’s registration

Intermediate Bond Fund of America — Page 67

statement, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When fund holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business purposes only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of fund holdings information.

Subject to board policies, the authority to disclose fund holdings information, and to establish policies and procedures with respect to such disclosure, resides with the appropriate investment-related committees of the investment adviser. In exercising their authority, the committees determine whether disclosure of fund holdings information is appropriate and in the best interest of the fund. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings information. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of fund holdings information and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling fund holdings information and not disclosing such information to unaffiliated third parties until such holdings are publicly disclosed on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and/or fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The investment adviser and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings information.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in newspapers and websites do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share. Net asset value is computed by adding the value of a fund’s investments, cash or other assets, subtracting the fund’s liabilities, and dividing the result by the number of shares that are outstanding. Realized investment income and gain is included in the fund’s net asset value until the ex-dividend date, when the declared dividend amount is treated as a fund liability. The net asset value is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

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All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued.

Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data.

Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

Swaps, including interest rate swaps, total return swaps and positions in credit default swap indices, are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Options are valued using market quotations or valuations provided by one or more pricing vendors. Similar to futures, options may also be valued at the official settlement price if listed on an exchange.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by the investment adviser and approved by the fund’s board. Subject to board oversight, the fund’s board has designated the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair valued securities and the valuation methods used.

As a general principle, these guidelines consider relevant company, market and other data and considerations to determine the price that the fund might reasonably expect to receive if such fair valued securities were sold in an orderly transaction. Fair valuations may differ materially from valuations that would have been used had greater market activity occurred. The investment adviser’s valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the

Intermediate Bond Fund of America — Page 70

security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities and transactions, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Certain short-term securities, such as variable rate demand notes or repurchase agreements involving securities fully collateralized by cash or U.S. government securities, are valued at par.

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the net asset value of the fund’s shares, at the exchange rates obtained from a third-party pricing vendor.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain and income distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares prior to a distribution.

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The price of shares purchased at that time may include the amount of a forthcoming distribution. Those purchasing fund shares at a time when the fund has realized but not yet distributed income or capital gains that is reflected in the price of the shares will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them as a dividend or other fund distribution, as described above.

Certain distributions reported by the fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the fund’s business interest income.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. Applicable Treasury regulations allow the fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

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Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps, options and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Discount — Certain bonds acquired by the fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as tax exempt income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a fund at a constant rate over the time remaining to the bond’s maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain. Some of the bonds acquired by a fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and is thus included in a fund’s investment company taxable income, will depend upon which of the permitted accrual methods the fund elects.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

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For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C or F shares also refer to the corresponding Class 529-A, 529-C or 529-F shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Calling American Funds Service Company. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Commonwealth Savers Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Class F-2 shares may be made available to other registered investment companies approved by the fund.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $250 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares without a sales charge into other American Funds and Capital Group KKR Public-Private+ Funds (collectively “Capital Group Funds”) within the same share class; however, Class A, C or F shares may also generally be exchanged without a sales charge for the corresponding 529 share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting your financial professional by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other Capital Group Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases

Intermediate Bond Fund of America — Page 78

are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a restriction under the fund’s “frequent trading policy.” Under this policy, systematic redemptions will not trigger a restriction and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Potentially abusive activity — American Funds Service Company will monitor for the types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class

Intermediate Bond Fund of America — Page 79

A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-2 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-2 purchases

If requested, American Funds Class F-2 and Class 529-F-2 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-2 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

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Dealer commissions and compensation — Commissions (up to .75%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $250,000 or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: .75% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class 529-A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than 529 rollover assets that roll over at no sales charge under the fund’s 529 rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase eligible shares of Capital Group Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

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Aggregation — Qualifying investments for aggregation include purchases of eligible classes of shares of the Capital Group Funds made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

Intermediate Bond Fund of America — Page 85

customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining simultaneous purchases of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

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Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Capital Group Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

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CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Commonwealth Savers Plan as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

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Redemptions in-kind

Although payment of redemptions normally will be in cash, the fund’s governing documents permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of directors/trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders may be selected by the investment adviser on a non-pro rata basis in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

The fund may also effect redemptions in-kind in an effort (a) to manage cash positions, (b) to mitigate certain costs that arise from significant redemption activity or from portfolio turnover in connection with any type of selling activity, including portfolio repositioning and raising cash for redemptions, or (c) other portfolio management purposes. This practice is expected to benefit the fund and its shareholders by reducing the need for the fund to maintain significant cash reserves and/or to sell securities held in the fund to meet redemption requests or other reasons. By doing so, the fund is expected to avoid or reduce cash drag, transaction costs, and capital gain realization that could otherwise arise from reserves maintained or securities sold. There is a risk that this activity could negatively impact the NAV of the fund. With respect to these redemptions in-kind, shareholders will receive either a pro rata basket or a custom basket of securities valued in the same manner as they are valued for purposes of computing the fund’s NAV. The custom basket would include only securities that have been disclosed as portfolio holdings in the fund’s most recent public holdings disclosure.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

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Automatic exchanges — You may automatically exchange shares of the same class in amounts of $50 or more among any Capital Group Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American Funds Service Company and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction or redeem or exchange shares by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com. Redemptions and exchanges through American Funds Service Company and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, please contact American Funds Service Company for assistance. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may

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also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the United States, the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the United States or branches of U.S. banks outside the United States.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2026 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$8,862,000
Class C	29,000
Class F-1	139,000
Class F-2	2,652,000
Class F-3	6,000
Class 529-A	370,000
Class 529-C	6,000
Class 529-E	3,000
Class 529-F-2	48,000
Class 529-F-3	—*
Class R-1	4,000
Class R-2	203,000
Class R-2E	13,000
Class R-3	148,000
Class R-4	85,000
Class R-5E	28,000
Class R-5	11,000
Class R-6	45,000

* Amount less than $1,000.

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Independent registered public accounting firm — PricewaterhouseCoopers LLP ("PwC"), 601 South Figueroa Street, Los Angeles, CA 90017, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements and financial highlights of the fund included in this statement of additional information that are from the fund's Form N-CSR for the most recent fiscal year have been audited by PwC, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

On July 3, 2025, Deloitte & Touche LLP (“D&T”) was replaced by PwC, which was appointed as the fund’s independent registered public accounting firm for the fiscal year ending August 31, 2026 audit. The change in the fund’s independent registered public accounting firm was approved by the fund’s board of trustees, including a majority of the independent trustees, upon recommendation of the audit committee, as part of a broader effort to update board oversight and fund operations. At no point during the fund’s fiscal years ended August 31, 2024 and August 31, 2025 and the subsequent interim period through October 10, 2025 were there any disagreements between management and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on August 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s expenses, key statistics, holdings information and investment results (annual report only). Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, PwC. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Shareholders who elect to receive documents electronically will receive such documents in electronic form and will not receive documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

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Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

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Determination of net asset value, redemption price and maximum offering price per share for Class A shares — August 31, 2026

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.40
Maximum offering price per share (100/97.50 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$12.72

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements for the fiscal year ended August 31, 2026, including the investment portfolio, and the report of PwC, the fund’s independent registered public accounting firm, are included in this statement of additional information. The fund’s financial statements for the fiscal year ended August 31, 2025, including the investment portfolio, and the report of D&T, the fund’s predecessor independent registered public accounting firm, as filed with the Securities and Exchange Commission on Form N-CSR on October 31, 2025 (available at IBFA N-CSR 2025-08-31), are incorporated herein by reference.

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Fund numbers — Here are the fund numbers for use when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class F-1	Class F-2	Class F-3	Class M
Stock and stock/fixed income funds
AMCAP Fund®	002	302	402	602	702	N/A
American Balanced Fund®	011	311	411	611	711	N/A
American Funds® Developing World Growth and Income Fund	30100	33100	34100	36100	37100	N/A
American Funds® Global Balanced Fund	037	337	437	637	737	N/A
American Funds® Global Insight Fund	30122	33122	34122	36122	37122	N/A
American Funds® International Vantage Fund	30123	33123	34123	36123	37123	N/A
American Mutual Fund®	003	303	403	603	703	N/A
Capital Income Builder®	012	312	412	612	712	N/A
Capital World Growth and Income Fund®	033	333	433	633	733	N/A
Emerging Markets Equities Fund, Inc.	N/A	N/A	N/A	36115	37115	40115
EUPAC Fund™	016	316	416	616	716	N/A
Fundamental Investors®	010	310	410	610	710	N/A
The Growth Fund of America®	005	305	405	605	705	N/A
The Income Fund of America®	006	306	406	606	706	N/A
International Growth and Income Fund	034	334	434	634	734	N/A
The Investment Company of America®	004	304	404	604	704	N/A
The New Economy Fund®	014	314	414	614	714	N/A
New Perspective Fund®	007	307	407	607	707	N/A
New World Fund®	036	336	436	636	736	N/A
SMALLCAP World Fund®	035	335	435	635	735	N/A
Washington Mutual Investors Fund	001	301	401	601	701	N/A
Fixed income funds
American Funds® Core Plus Bond Fund	30410	33410	34410	36410	37410	N/A
American Funds Emerging Markets Bond Fund ®	30114	33114	34114	36114	37114	N/A
American Funds Corporate Bond Fund ®	032	332	432	632	732	N/A
American Funds Inflation Linked Bond Fund®	060	360	460	660	760	N/A
American Funds Mortgage Fund®	042	342	442	642	742	N/A
American Funds® Multi-Sector Income Fund	30126	33126	34126	36126	37126	N/A
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	439	639	739	N/A
American Funds® Strategic Bond Fund	30112	33112	34112	36112	37112	N/A
American Funds Tax-Exempt Fund of New York®	041	341	441	641	741	N/A
American High-Income Municipal Bond Fund®	040	340	440	640	740	N/A
American High-Income Trust®	021	321	421	621	721	N/A
The Bond Fund of America®	008	308	408	608	708	N/A
Capital World Bond Fund®	031	331	431	631	731	N/A
Intermediate Bond Fund of America®	023	323	423	623	723	N/A
Limited Term Tax-Exempt Bond Fund of America®	043	343	443	643	743	N/A
Short-Term Bond Fund of America®	048	348	448	648	748	N/A
The Tax-Exempt Bond Fund of America®	019	319	419	619	719	N/A
The Tax-Exempt Fund of California®	020	320	420	620	720	N/A
U.S. Government Securities Fund®	022	322	422	622	722	N/A
Money market fund
American Funds® U.S. Government Money Market Fund	059	359	459	659	759	N/A
Intermediate Bond Fund of America — Page 98

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	1633	1733	N/A	N/A
EUPAC Fund	1016	1316	1516	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	1601	1701	N/A	N/A
Fixed income funds
American Funds® Core Plus Bond Fund	10410	13410	15410	16410	17410	N/A	N/A
American Funds Emerging Markets Bond Fund	10114	13114	15114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	1659	1759	48059	60059

Intermediate Bond Fund of America — Page 99

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
Emerging Markets Equities Fund, Inc.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26115
EUPAC Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds® Core Plus Bond Fund	21410	22410	41410	23410	24410	27410	25410	26410
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

Intermediate Bond Fund of America — Page 100

	Fund numbers
Fund	Class A	Class C	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	30187	33187	34187	36187	37187
American Funds® 2065 Target Date Retirement Fund	30185	33185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	465	665	765
American Funds® 2025 Target Date Retirement Income Fund	064	364	464	664	764
American Funds® 2020 Target Date Retirement Income Fund	063	363	463	663	763
American Funds® 2015 Target Date Retirement Income Fund	062	362	462	662	762
American Funds® 2010 Target Date Retirement Income Fund	061	361	461	661	761

Intermediate Bond Fund of America — Page 101

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2070 Target Date Retirement Fund	21187	22187	41187	23187	24187	27187	25187	26187
American Funds 2065 Target Date Retirement Fund	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Income Fund	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Income Fund	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Income Fund	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Income Fund	2161	2261	4161	2361	2461	2761	2561	2661

Intermediate Bond Fund of America — Page 102

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds® College 2042 Fund	10144	13144	15144	16144	17144
American Funds® College 2039 Fund	10136	13136	15136	16136	17136
American Funds® College 2036 Fund	10125	13125	15125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	1693	1793
American Funds College Enrollment Fund®	1088	1388	1588	1688	1788

Intermediate Bond Fund of America — Page 103

	Fund numbers
Fund	Class A	Class C	Class F-1	Class F-2	Class F-3
American Funds® Portfolio Series
American Funds® Global Growth Portfolio	055	355	455	655	755
American Funds® Growth Portfolio	053	353	453	653	753
American Funds® Growth and Income Portfolio	051	351	451	651	751
American Funds® Moderate Growth and Income Portfolio	050	350	450	650	750
American Funds® Conservative Growth and Income Portfolio	047	347	447	647	747
American Funds® Tax-Aware Conservative Growth and Income Portfolio	046	346	446	646	746
American Funds® Preservation Portfolio	045	345	445	645	745
American Funds® Tax-Exempt Preservation Portfolio	044	344	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Intermediate Bond Fund of America — Page 104

	Fund numbers
Fund	Class A	Class C	Class F-1	Class F-2	Class F-3
American Funds® Retirement Income Portfolio Series
American Funds® Retirement Income Portfolio – Conservative	30109	33109	34109	36109	37109
American Funds® Retirement Income Portfolio – Moderate	30110	33110	34110	36110	37110
American Funds® Retirement Income Portfolio – Enhanced	30111	33111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class F-2	Class F-3	Class R-6
Interval funds
Capital Group KKR Core Plus+	30400	39400	61400	36400	37400	26400
Capital Group KKR Multi-Sector+	30401	39401	61401	36401	37401	26401
Capital Group KKR U.S. Equity+	30402	39402	61402	36402	37402	26402

Intermediate Bond Fund of America — Page 105

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, S&P Global Ratings and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Intermediate Bond Fund of America — Page 106

S&P Global Ratings
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

Intermediate Bond Fund of America — Page 107

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

Indicates that a rating has not been assigned or is no longer assigned.

Intermediate Bond Fund of America — Page 108

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

Intermediate Bond Fund of America — Page 109

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

Intermediate Bond Fund of America — Page 110

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

Intermediate Bond Fund of America — Page 111

Investment portfolio August 31, 2026

Bonds, notes & other debt instruments 90.60%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 26.23%
U.S. Treasury 24.94%
U.S. Treasury 3.50% 9/30/2026	USD125,060	$125,026
U.S. Treasury 1.125% 10/31/2026	17,700	17,621
U.S. Treasury 2.00% 11/15/2026	10,000	9,962
U.S. Treasury 4.625% 11/15/2026	228	228
U.S. Treasury 1.50% 1/31/2027	19,500	19,302
U.S. Treasury 4.125% 1/31/2027	47,730	47,756
U.S. Treasury 2.625% 5/31/2027	133,650	132,188
U.S. Treasury 3.75% 6/30/2027	265,390	264,483
U.S. Treasury 4.375% 7/15/2027	4,881	4,889
U.S. Treasury 3.75% 8/15/2027	201,520	200,623
U.S. Treasury 3.375% 9/15/2027	15,000	14,875
U.S. Treasury 4.125% 9/30/2027	10,000	9,988
U.S. Treasury 2.25% 11/15/2027	56,000	54,684
U.S. Treasury 3.375% 11/30/2027	247	245
U.S. Treasury 4.00% 12/15/2027	196,895	196,207
U.S. Treasury 3.375% 12/31/2027	3,405	3,364
U.S. Treasury 4.25% 1/15/2028	4,600	4,597
U.S. Treasury 4.25% 2/15/2028	9,000	8,992
U.S. Treasury 4.00% 2/29/2028	38,000	37,834
U.S. Treasury 3.625% 3/31/2028	9,450	9,352
U.S. Treasury 3.875% 3/31/2028	136,770	135,848
U.S. Treasury 1.25% 5/31/2028	4,300	4,080
U.S. Treasury 3.625% 5/31/2028	7,000	6,918
U.S. Treasury 3.875% 6/15/2028	18,303	18,159
U.S. Treasury 1.25% 6/30/2028	16,000	15,141
U.S. Treasury 4.00% 6/30/2028	43,500	43,250
U.S. Treasury 1.00% 7/31/2028	— (a)	— (a)
U.S. Treasury 4.125% 7/31/2028	200,000	199,238
U.S. Treasury 4.25% 7/31/2028 (b)	476,283	475,502
U.S. Treasury 2.875% 8/15/2028	10,000	9,728
U.S. Treasury 1.125% 8/31/2028	36,733	34,496
U.S. Treasury 4.125% 8/31/2028	476,391	474,465
U.S. Treasury 3.375% 9/15/2028	96,307	94,497
U.S. Treasury 4.625% 9/30/2028	10,000	10,054
U.S. Treasury 1.375% 10/31/2028	48,250	45,310
U.S. Treasury 3.50% 11/15/2028	2,329	2,287
U.S. Treasury 4.375% 11/30/2028	13,194	13,199
U.S. Treasury 4.00% 1/31/2029	160	159
U.S. Treasury 2.625% 2/15/2029	50,000	47,975
U.S. Treasury 4.25% 2/28/2029 (c)	723,458	721,480
U.S. Treasury 3.875% 5/15/2029 (b)	68,000	67,118
U.S. Treasury 4.50% 5/31/2029	223,100	223,701
U.S. Treasury 4.125% 6/15/2029	8,000	7,943
U.S. Treasury 4.25% 6/30/2029	19,120	19,045
U.S. Treasury 4.125% 7/15/2029	17,000	16,875
U.S. Treasury 4.25% 8/15/2029	429,775	428,012
U.S. Treasury 4.125% 10/31/2029	18,000	17,844
U.S. Treasury 4.125% 11/30/2029	75,000	74,323
U.S. Treasury 3.875% 12/31/2029	24,000	23,588
U.S. Treasury 4.375% 12/31/2029	104,000	103,833
U.S. Treasury 3.50% 1/31/2030	26,000	25,233
U.S. Treasury 4.25% 1/31/2030	2,350	2,336
U.S. Treasury 4.00% 2/28/2030	3,350	3,304
U.S. Treasury 3.625% 3/31/2030	11,700	11,385
U.S. Treasury 3.75% 5/31/2030	65,000	63,441
U.S. Treasury 4.00% 5/31/2030	244,000	240,235
U.S. Treasury 3.875% 6/30/2030	14,103	13,818
U.S. Treasury 4.00% 7/31/2030	12,963	12,751
U.S. Treasury 4.625% 9/30/2030	153,949	154,863
U.S. Treasury 4.875% 10/31/2030	58,803	59,705
U.S. Treasury 3.50% 11/30/2030	81,800	78,739
U.S. Treasury 4.375% 11/30/2030	6,661	6,636

Intermediate Bond Fund of America	1

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.625% 12/31/2030	USD12,367	$11,956
U.S. Treasury 4.00% 1/31/2031	64	63
U.S. Treasury 3.50% 2/28/2031	25,000	24,016
U.S. Treasury 4.25% 2/28/2031	2,355	2,333
U.S. Treasury 3.875% 3/31/2031	289,502	282,276
U.S. Treasury 3.875% 4/30/2031 (b)	40,000	38,984
U.S. Treasury 4.625% 4/30/2031	29,000	29,164
U.S. Treasury 4.125% 5/31/2031	4,500	4,430
U.S. Treasury 4.125% 6/30/2031	6,900	6,791
U.S. Treasury 4.25% 6/30/2031	60,000	59,335
U.S. Treasury 4.375% 7/31/2031	139,808	139,076
U.S. Treasury 1.25% 8/15/2031	3,000	2,570
U.S. Treasury 4.375% 8/31/2031	320,650	318,809
U.S. Treasury 4.125% 10/31/2031	17,280	16,973
U.S. Treasury 4.125% 11/30/2031	48,900	48,006
U.S. Treasury 4.375% 1/31/2032	15,000	14,890
U.S. Treasury 1.875% 2/15/2032	10,000	8,725
U.S. Treasury 4.125% 2/29/2032	40,000	39,222
U.S. Treasury 4.00% 4/30/2032	50,000	48,672
U.S. Treasury 4.00% 6/30/2032	77,000	74,870
U.S. Treasury 4.125% 11/15/2032	687	671
U.S. Treasury 3.75% 11/30/2032	8,532	8,153
U.S. Treasury 3.875% 12/31/2032	33,000	31,737
U.S. Treasury 3.50% 2/15/2033	2,890	2,716
U.S. Treasury 4.25% 3/31/2033	205	201
U.S. Treasury 4.125% 4/30/2033	5,000	4,866
U.S. Treasury 4.25% 5/31/2033	15,000	14,698
U.S. Treasury 4.25% 6/30/2033	5,000	4,897
U.S. Treasury 4.375% 7/31/2033	25,568	25,217
U.S. Treasury 4.50% 8/31/2033	35,100	34,854
U.S. Treasury 4.375% 5/15/2034	179	176
U.S. Treasury 4.00% 11/15/2035	1,674	1,584
U.S. Treasury 4.125% 2/15/2036 (b)	15	14
U.S. Treasury 4.375% 5/15/2036	2,462	2,393
U.S. Treasury 4.625% 8/15/2036 (b)	117,672	116,551
U.S. Treasury 4.625% 5/15/2044	997	931
U.S. Treasury 1.875% 2/15/2051	553	293
U.S. Treasury 2.375% 5/15/2051	662	395
U.S. Treasury 4.625% 2/15/2055	76,370	69,258
U.S. Treasury 4.75% 8/15/2055 (c)	84,965	78,622
U.S. Treasury 4.625% 11/15/2055 (c)	183,194	166,151
U.S. Treasury 4.75% 2/15/2056	202,600	187,722
U.S. Treasury 5.00% 5/15/2056	65,000	62,664
		7,154,655

U.S. Treasury inflation-protected securities 1.29%
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027 (d)	30,182	29,712
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027 (d)	39,717	39,522
U.S. Treasury Inflation-Protected Security 1.25% 4/15/2028 (d)	53,147	52,248
U.S. Treasury Inflation-Protected Security 1.625% 4/15/2030 (d)	25,039	24,591
U.S. Treasury Inflation-Protected Security 1.25% 4/15/2031 (d)	37,892	36,397
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042 (d)	20,479	15,191
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (c)(d)	196,595	172,908
		370,569
Total U.S. Treasury bonds & notes		7,525,224
Mortgage-backed obligations 25.10%
Federal agency mortgage-backed obligations 16.52%
Fannie Mae Pool #AB4213 3.00% 1/1/2027 (e)	1	1
Fannie Mae Pool #AJ9184 3.50% 1/1/2027 (e)	4	4
Fannie Mae Pool #AB4920 3.00% 4/1/2027 (e)	27	27
Fannie Mae Pool #MA2973 3.00% 4/1/2027 (e)	— (a)	— (a)
Fannie Mae Pool #AX3593 3.00% 6/1/2027 (e)	7	7
Fannie Mae Pool #AO7778 3.00% 7/1/2027 (e)	6	6

2	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #310129 3.50% 7/1/2027 (e)	USD10	$10
Fannie Mae Pool #AB7551 3.00% 1/1/2028 (e)	3	3
Fannie Mae Pool #AR9883 3.00% 4/1/2028 (e)	2	2
Fannie Mae Pool #AT0321 3.50% 4/1/2028 (e)	3	3
Fannie Mae Pool #AT4968 3.00% 5/1/2028 (e)	6	6
Fannie Mae Pool #AB9654 3.00% 6/1/2028 (e)	49	49
Fannie Mae Pool #AB9935 3.00% 7/1/2028 (e)	60	59
Fannie Mae Pool #AS0192 3.00% 8/1/2028 (e)	97	96
Fannie Mae Pool #AS0113 3.50% 8/1/2028 (e)	42	42
Fannie Mae Pool #AU6794 3.00% 9/1/2028 (e)	2	2
Fannie Mae Pool #AU6682 3.00% 9/1/2028 (e)	— (a)	— (a)
Fannie Mae Pool #AU6684 3.50% 9/1/2028 (e)	133	132
Fannie Mae Pool #AS0503 3.50% 9/1/2028 (e)	117	116
Fannie Mae Pool #AU8095 3.50% 9/1/2028 (e)	15	14
Fannie Mae Pool #AS0756 3.00% 10/1/2028 (e)	97	95
Fannie Mae Pool #AU7549 3.50% 10/1/2028 (e)	39	38
Fannie Mae Pool #AS1063 3.00% 11/1/2028 (e)	154	152
Fannie Mae Pool #AS0904 3.50% 11/1/2028 (e)	79	78
Fannie Mae Pool #AS1071 3.50% 11/1/2028 (e)	78	77
Fannie Mae Pool #AS0905 3.50% 11/1/2028 (e)	69	69
Fannie Mae Pool #AV0637 3.50% 11/1/2028 (e)	6	6
Fannie Mae Pool #AS1296 3.00% 12/1/2028 (e)	111	110
Fannie Mae Pool #AV4997 3.50% 1/1/2029 (e)	85	84
Fannie Mae Pool #AL4843 3.50% 2/1/2029 (e)	104	103
Fannie Mae Pool #AS1641 3.50% 2/1/2029 (e)	75	74
Fannie Mae Pool #AS1639 3.50% 2/1/2029 (e)	40	39
Fannie Mae Pool #AW1249 3.00% 5/1/2029 (e)	14	14
Fannie Mae Pool #AL5688 3.50% 8/1/2029 (e)	147	145
Fannie Mae Pool #AX1256 3.50% 8/1/2029 (e)	17	17
Fannie Mae Pool #AX1293 3.50% 9/1/2029 (e)	61	60
Fannie Mae Pool #AL6368 3.00% 10/1/2029 (e)	42	41
Fannie Mae Pool #AL6140 3.50% 12/1/2029 (e)	245	242
Fannie Mae Pool #AY1948 3.50% 1/1/2030 (e)	30	29
Fannie Mae Pool #AY2719 3.00% 2/1/2030 (e)	46	45
Fannie Mae Pool #AZ3371 3.50% 7/1/2030 (e)	149	147
Fannie Mae Pool #AL7141 3.50% 7/1/2030 (e)	38	38
Fannie Mae Pool #AZ0554 3.50% 10/1/2030 (e)	50	49
Fannie Mae Pool #BM3501 3.00% 4/1/2032 (e)	34	34
Fannie Mae Pool #BJ9182 3.00% 5/1/2033 (e)	533	511
Fannie Mae Pool #BN3184 3.00% 6/1/2033 (e)	116	111
Fannie Mae Pool #BJ6880 3.00% 6/1/2033 (e)	14	13
Fannie Mae Pool #695412 5.00% 6/1/2033 (e)	2	2
Fannie Mae Pool #MA3463 4.00% 9/1/2033 (e)	4,263	4,187
Fannie Mae Pool #BN1087 4.00% 1/1/2034 (e)	5	5
Fannie Mae Pool #BK0499 3.00% 12/1/2034 (e)	49	47
Fannie Mae Pool #FM2499 2.50% 2/1/2035 (e)	2,820	2,620
Fannie Mae Pool #AD3566 5.00% 10/1/2035 (e)	17	16
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (e)	2,766	2,551
Fannie Mae Pool #MA4628 2.50% 6/1/2037 (e)	4,097	3,779
Fannie Mae Pool #MA4665 2.50% 7/1/2037 (e)	818	754
Fannie Mae Pool #MA4773 2.50% 10/1/2037 (e)	378	349
Fannie Mae Pool #888698 7.00% 10/1/2037 (e)	6	6
Fannie Mae Pool #931768 5.00% 8/1/2039 (e)	24	24
Fannie Mae Pool #MA5477 6.00% 9/1/2039 (e)	3,450	3,531
Fannie Mae Pool #DC3299 6.00% 9/1/2039 (e)	661	679
Fannie Mae Pool #DC3296 6.00% 9/1/2039 (e)	563	577
Fannie Mae Pool #AC0794 5.00% 10/1/2039 (e)	94	94
Fannie Mae Pool #DC9687 6.00% 12/1/2039 (e)	1,210	1,240
Fannie Mae Pool #DC9688 6.00% 12/1/2039 (e)	873	895
Fannie Mae Pool #DC9263 6.00% 12/1/2039 (e)	110	112
Fannie Mae Pool #DC9689 6.00% 1/1/2040 (e)	1,455	1,492
Fannie Mae Pool #DD0877 6.00% 1/1/2040 (e)	1,265	1,296
Fannie Mae Pool #DD0876 6.00% 1/1/2040 (e)	607	622
Fannie Mae Pool #932606 5.00% 2/1/2040 (e)	43	43
Fannie Mae Pool #CC0032 6.00% 2/1/2040 (e)	142	145
Fannie Mae Pool #MA5632 6.00% 2/1/2040 (e)	35	36

Intermediate Bond Fund of America	3

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FA0743 6.00% 3/1/2040 (e)	USD7,151	$7,320
Fannie Mae Pool #MA5662 6.00% 3/1/2040 (e)	1,646	1,684
Fannie Mae Pool #AB1084 5.50% 5/1/2040 (e)	44	44
Fannie Mae Pool #MA5773 6.00% 7/1/2040 (e)	16	16
Fannie Mae Pool #MA4093 2.00% 8/1/2040 (e)	193	167
Fannie Mae Pool #MA4152 2.00% 10/1/2040 (e)	218	188
Fannie Mae Pool #MA4333 2.00% 5/1/2041 (e)	2,061	1,771
Fannie Mae Pool #AE1248 5.00% 6/1/2041 (e)	198	197
Fannie Mae Pool #MA4387 2.00% 7/1/2041 (e)	7,860	6,738
Fannie Mae Pool #FM7690 2.00% 7/1/2041 (e)	973	835
Fannie Mae Pool #BT5941 2.00% 7/1/2041 (e)	391	335
Fannie Mae Pool #MA4407 2.00% 8/1/2041 (e)	999	856
Fannie Mae Pool #FM8120 2.00% 8/1/2041 (e)	665	572
Fannie Mae Pool #AJ1873 4.00% 10/1/2041 (e)	13	13
Fannie Mae Pool #AE1277 5.00% 11/1/2041 (e)	82	81
Fannie Mae Pool #AE1283 5.00% 12/1/2041 (e)	37	36
Fannie Mae Pool #FS0305 1.50% 1/1/2042 (e)	25,654	21,291
Fannie Mae Pool #AE1290 5.00% 2/1/2042 (e)	116	115
Fannie Mae Pool #MA4586 2.00% 4/1/2042 (e)	1,392	1,187
Fannie Mae Pool #AR1512 3.50% 1/1/2043 (e)	238	221
Fannie Mae Pool #AT0412 3.50% 3/1/2043 (e)	109	100
Fannie Mae Pool #AT0300 3.50% 3/1/2043 (e)	35	33
Fannie Mae Pool #AT3954 3.50% 4/1/2043 (e)	52	49
Fannie Mae Pool #AL3829 3.50% 6/1/2043 (e)	1,117	1,030
Fannie Mae Pool #AT7161 3.50% 6/1/2043 (e)	375	346
Fannie Mae Pool #AX8521 3.50% 12/1/2044 (e)	36	33
Fannie Mae Pool #AY1829 3.50% 12/1/2044 (e)	19	17
Fannie Mae Pool #BE5009 3.50% 1/1/2045 (e)	78	72
Fannie Mae Pool #BE5017 3.50% 2/1/2045 (e)	619	566
Fannie Mae Pool #FM9416 3.50% 7/1/2045 (e)	21,409	19,571
Fannie Mae Pool #AS8310 3.00% 11/1/2046 (e)	880	778
Fannie Mae Pool #BM1179 3.00% 4/1/2047 (e)	1,118	986
Fannie Mae Pool #BE8740 3.50% 5/1/2047 (e)	529	481
Fannie Mae Pool #BE8742 3.50% 5/1/2047 (e)	149	135
Fannie Mae Pool #BH2846 3.50% 5/1/2047 (e)	85	77
Fannie Mae Pool #BH2848 3.50% 5/1/2047 (e)	74	67
Fannie Mae Pool #BH2847 3.50% 5/1/2047 (e)	22	20
Fannie Mae Pool #BJ5015 4.00% 12/1/2047 (e)	65	61
Fannie Mae Pool #BM3788 3.50% 3/1/2048 (e)	2,713	2,460
Fannie Mae Pool #BJ4901 3.50% 3/1/2048 (e)	386	350
Fannie Mae Pool #BK5232 4.00% 5/1/2048 (e)	40	37
Fannie Mae Pool #BK6840 4.00% 6/1/2048 (e)	53	49
Fannie Mae Pool #BK9743 4.00% 8/1/2048 (e)	17	16
Fannie Mae Pool #BK9761 4.50% 8/1/2048 (e)	88	84
Fannie Mae Pool #BF0320 5.50% 1/1/2049 (e)	1,478	1,502
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (e)	713	652
Fannie Mae Pool #FM1062 3.50% 6/1/2049 (e)	4,134	3,738
Fannie Mae Pool #BJ8411 3.50% 8/1/2049 (e)	1,049	947
Fannie Mae Pool #CA4151 3.50% 9/1/2049 (e)	5,440	4,928
Fannie Mae Pool #FM1443 3.50% 9/1/2049 (e)	3,025	2,734
Fannie Mae Pool #CA5333 3.00% 3/1/2050 (e)	32,186	27,997
Fannie Mae Pool #CA5338 3.00% 3/1/2050 (e)	10,473	8,947
Fannie Mae Pool #CA5659 2.50% 5/1/2050 (e)	17	14
Fannie Mae Pool #CA5731 3.00% 5/1/2050 (e)	22,820	19,721
Fannie Mae Pool #CA5968 2.50% 6/1/2050 (e)	3,121	2,606
Fannie Mae Pool #BP5576 2.50% 6/1/2050 (e)	506	414
Fannie Mae Pool #CA6349 3.00% 7/1/2050 (e)	139	120
Fannie Mae Pool #CA6593 2.50% 8/1/2050 (e)	6,519	5,453
Fannie Mae Pool #CA6740 3.00% 8/1/2050 (e)	69	59
Fannie Mae Pool #CA7021 2.00% 9/1/2050 (e)	1,953	1,532
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (e)	244	211
Fannie Mae Pool #BQ3114 2.00% 10/1/2050 (e)	45	35
Fannie Mae Pool #CA7381 3.00% 10/1/2050 (e)	107	93
Fannie Mae Pool #CA7737 2.50% 11/1/2050 (e)	7,369	6,113
Fannie Mae Pool #CA7599 2.50% 11/1/2050 (e)	4,545	3,807
Fannie Mae Pool #FM4969 2.00% 12/1/2050 (e)	3,931	3,123

4	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4208 2.00% 12/1/2050 (e)	USD1,513	$1,197
Fannie Mae Pool #FM4783 2.00% 12/1/2050 (e)	256	200
Fannie Mae Pool #CA8046 3.00% 12/1/2050 (e)	4,294	3,742
Fannie Mae Pool #FM5166 3.00% 12/1/2050 (e)	74	64
Fannie Mae Pool #FS9792 4.50% 12/1/2050 (e)	294	281
Fannie Mae Pool #MA4237 2.00% 1/1/2051 (e)	5,156	4,078
Fannie Mae Pool #CA8513 2.50% 1/1/2051 (e)	376	307
Fannie Mae Pool #CA8609 2.50% 1/1/2051 (e)	183	150
Fannie Mae Pool #FM6293 3.00% 1/1/2051 (e)	39	34
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (e)	151	118
Fannie Mae Pool #CA8828 2.50% 2/1/2051 (e)	14,540	12,053
Fannie Mae Pool #BR4075 2.00% 3/1/2051 (e)	12,595	10,001
Fannie Mae Pool #FM6556 2.00% 3/1/2051 (e)	1,476	1,155
Fannie Mae Pool #BR4694 2.00% 3/1/2051 (e)	46	36
Fannie Mae Pool #FM6764 2.50% 3/1/2051 (e)	4	3
Fannie Mae Pool #BR3771 2.00% 4/1/2051 (e)	11,805	9,237
Fannie Mae Pool #CB0290 2.00% 4/1/2051 (e)	4,965	3,926
Fannie Mae Pool #MA4305 2.00% 4/1/2051 (e)	71	56
Fannie Mae Pool #FM6965 2.50% 4/1/2051 (e)	38	31
Fannie Mae Pool #FM6871 2.50% 4/1/2051 (e)	23	19
Fannie Mae Pool #CB0041 3.00% 4/1/2051 (e)	17,411	15,134
Fannie Mae Pool #CB0191 3.00% 4/1/2051 (e)	1,134	976
Fannie Mae Pool #CB0193 3.00% 4/1/2051 (e)	136	117
Fannie Mae Pool #CB0449 2.00% 5/1/2051 (e)	32,811	25,921
Fannie Mae Pool #FM7411 2.00% 5/1/2051 (e)	929	727
Fannie Mae Pool #CB0457 2.50% 5/1/2051 (e)	2,950	2,446
Fannie Mae Pool #FM8114 2.00% 6/1/2051 (e)	4,108	3,214
Fannie Mae Pool #BQ7411 2.00% 6/1/2051 (e)	2,262	1,770
Fannie Mae Pool #CB0844 2.50% 6/1/2051 (e)	769	630
Fannie Mae Pool #FM7909 3.00% 6/1/2051 (e)	102	88
Fannie Mae Pool #CB1186 2.00% 7/1/2051 (e)	5,024	3,959
Fannie Mae Pool #MA4378 2.00% 7/1/2051 (e)	142	112
Fannie Mae Pool #FM9530 2.50% 7/1/2051 (e)	1,604	1,314
Fannie Mae Pool #FM7900 2.50% 7/1/2051 (e)	1,189	993
Fannie Mae Pool #BQ0991 2.50% 7/1/2051 (e)	588	481
Fannie Mae Pool #FM8315 2.50% 7/1/2051 (e)	31	26
Fannie Mae Pool #FM8197 2.00% 8/1/2051 (e)	125	98
Fannie Mae Pool #FM8320 2.50% 8/1/2051 (e)	223	182
Fannie Mae Pool #BQ6558 2.50% 9/1/2051 (e)	3,094	2,532
Fannie Mae Pool #BT4725 2.50% 9/1/2051 (e)	826	676
Fannie Mae Pool #FM8980 2.50% 9/1/2051 (e)	759	626
Fannie Mae Pool #FS0031 2.50% 10/1/2051 (e)	1,627	1,331
Fannie Mae Pool #BT6781 2.50% 10/1/2051 (e)	22	18
Fannie Mae Pool #MA4465 2.00% 11/1/2051 (e)	4,827	3,803
Fannie Mae Pool #FS0965 2.00% 11/1/2051 (e)	323	255
Fannie Mae Pool #FM9492 2.50% 11/1/2051 (e)	6,937	5,796
Fannie Mae Pool #FM9694 2.50% 11/1/2051 (e)	3,271	2,740
Fannie Mae Pool #FM9481 2.50% 11/1/2051 (e)	925	757
Fannie Mae Pool #FM9632 3.00% 11/1/2051 (e)	7,689	6,652
Fannie Mae Pool #FM9631 3.00% 11/1/2051 (e)	3,398	2,946
Fannie Mae Pool #CB2292 3.00% 11/1/2051 (e)	947	823
Fannie Mae Pool #MA4492 2.00% 12/1/2051 (e)	1,497	1,179
Fannie Mae Pool #CB3000 2.00% 12/1/2051 (e)	904	712
Fannie Mae Pool #FS0433 2.50% 12/1/2051 (e)	20,765	17,472
Fannie Mae Pool #CB2319 2.50% 12/1/2051 (e)	11,264	9,379
Fannie Mae Pool #CB2375 2.50% 12/1/2051 (e)	11,220	9,339
Fannie Mae Pool #CB2286 2.50% 12/1/2051 (e)	9,265	7,715
Fannie Mae Pool #CB2372 2.50% 12/1/2051 (e)	5,484	4,566
Fannie Mae Pool #BT9510 2.50% 12/1/2051 (e)	4,237	3,536
Fannie Mae Pool #BT9483 2.50% 12/1/2051 (e)	4,197	3,495
Fannie Mae Pool #FM9804 2.50% 12/1/2051 (e)	3,616	3,027
Fannie Mae Pool #BU3058 2.50% 12/1/2051 (e)	930	761
Fannie Mae Pool #BU7607 2.50% 12/1/2051 (e)	329	269
Fannie Mae Pool #FM9921 3.00% 12/1/2051 (e)	7,552	6,452
Fannie Mae Pool #FM9976 3.00% 12/1/2051 (e)	4,815	4,190
Fannie Mae Pool #CB2293 3.00% 12/1/2051 (e)	1,002	869

Intermediate Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM9906 3.00% 12/1/2051 (e)	USD31	$27
Fannie Mae Pool #BQ7006 2.00% 1/1/2052 (e)	1,499	1,181
Fannie Mae Pool #FS0490 2.00% 1/1/2052 (e)	382	299
Fannie Mae Pool #BU1452 2.00% 1/1/2052 (e)	340	268
Fannie Mae Pool #CB2644 2.50% 1/1/2052 (e)	2,390	1,954
Fannie Mae Pool #FS0174 2.50% 1/1/2052 (e)	923	754
Fannie Mae Pool #FS5613 2.50% 1/1/2052 (e)	542	443
Fannie Mae Pool #BU9638 2.50% 1/1/2052 (e)	215	177
Fannie Mae Pool #FS3549 2.50% 1/1/2052 (e)	117	96
Fannie Mae Pool #CB2544 3.00% 1/1/2052 (e)	9,990	8,640
Fannie Mae Pool #BV3076 2.00% 2/1/2052 (e)	14,515	11,421
Fannie Mae Pool #BV3080 2.00% 2/1/2052 (e)	11,327	8,913
Fannie Mae Pool #CB2765 2.00% 2/1/2052 (e)	5,117	4,044
Fannie Mae Pool #MA4547 2.00% 2/1/2052 (e)	3,084	2,427
Fannie Mae Pool #BV3083 2.00% 2/1/2052 (e)	740	582
Fannie Mae Pool #BU2630 2.00% 2/1/2052 (e)	422	330
Fannie Mae Pool #CB2927 2.00% 2/1/2052 (e)	173	135
Fannie Mae Pool #CB2849 2.00% 2/1/2052 (e)	35	27
Fannie Mae Pool #FS0523 2.50% 2/1/2052 (e)	1,331	1,109
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (e)	393	342
Fannie Mae Pool #CB2913 3.50% 2/1/2052 (e)	307	273
Fannie Mae Pool #BV3101 2.00% 3/1/2052 (e)	1,940	1,526
Fannie Mae Pool #FS1742 2.00% 3/1/2052 (e)	1,896	1,494
Fannie Mae Pool #MA4562 2.00% 3/1/2052 (e)	1,544	1,215
Fannie Mae Pool #BV4172 2.00% 3/1/2052 (e)	820	645
Fannie Mae Pool #BT2298 2.00% 3/1/2052 (e)	153	121
Fannie Mae Pool #BT2296 2.00% 3/1/2052 (e)	29	23
Fannie Mae Pool #FS5083 3.00% 3/1/2052 (e)	1,059	904
Fannie Mae Pool #MA4577 2.00% 4/1/2052 (e)	7,025	5,528
Fannie Mae Pool #FS7498 2.00% 4/1/2052 (e)	2,552	2,008
Fannie Mae Pool #FS1598 2.00% 4/1/2052 (e)	1,237	974
Fannie Mae Pool #BW3272 2.00% 4/1/2052 (e)	549	432
Fannie Mae Pool #FS6892 2.00% 4/1/2052 (e)	123	96
Fannie Mae Pool #CB3345 2.00% 4/1/2052 (e)	122	95
Fannie Mae Pool #FA3738 2.50% 4/1/2052 (e)	19,355	15,832
Fannie Mae Pool #BV3847 2.50% 4/1/2052 (e)	518	426
Fannie Mae Pool #BV8156 2.50% 4/1/2052 (e)	143	118
Fannie Mae Pool #CB3379 4.00% 4/1/2052 (e)	552	509
Fannie Mae Pool #FS9189 2.00% 5/1/2052 (e)	1,679	1,325
Fannie Mae Pool #BW0160 2.50% 5/1/2052 (e)	702	577
Fannie Mae Pool #BV5578 3.00% 5/1/2052 (e)	817	698
Fannie Mae Pool #FA4192 2.00% 6/1/2052 (e)	1,066	834
Fannie Mae Pool #FS6031 2.00% 6/1/2052 (e)	332	260
Fannie Mae Pool #BW2934 2.50% 6/1/2052 (e)	660	543
Fannie Mae Pool #BU8730 2.50% 6/1/2052 (e)	104	85
Fannie Mae Pool #FS2676 3.00% 6/1/2052 (e)	741	633
Fannie Mae Pool #FS6943 3.00% 6/1/2052 (e)	660	564
Fannie Mae Pool #CB4021 4.00% 6/1/2052 (e)	1,143	1,053
Fannie Mae Pool #MA4651 2.00% 7/1/2052 (e)	711	559
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (e)	5,394	4,418
Fannie Mae Pool #FA2841 3.00% 8/1/2052 (e)	18,397	15,717
Fannie Mae Pool #FS2654 4.00% 8/1/2052 (e)	2,682	2,466
Fannie Mae Pool #BW9206 5.50% 8/1/2052 (e)	557	558
Fannie Mae Pool #CB4421 5.50% 8/1/2052 (e)	215	216
Fannie Mae Pool #BV0952 4.50% 9/1/2052 (e)	758	720
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (e)	7,160	5,641
Fannie Mae Pool #CB4852 4.50% 10/1/2052 (e)	7,274	6,883
Fannie Mae Pool #BW1215 4.50% 10/1/2052 (e)	1,938	1,838
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (e)	6,074	6,050
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (e)	5,434	5,412
Fannie Mae Pool #FS5554 4.50% 11/1/2052 (e)	2,947	2,797
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (e)	30	29
Fannie Mae Pool #BX3101 5.50% 11/1/2052 (e)	132	132
Fannie Mae Pool #CB5764 2.50% 12/1/2052 (e)	626	514
Fannie Mae Pool #BW1417 2.50% 12/1/2052 (e)	499	409
Fannie Mae Pool #MA4842 5.50% 12/1/2052 (e)	12,823	12,827

6	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FS5520 4.50% 1/1/2053 (e)	USD236	$223
Fannie Mae Pool #BX6633 5.50% 1/1/2053 (e)	1,115	1,109
Fannie Mae Pool #BX5592 5.50% 1/1/2053 (e)	634	631
Fannie Mae Pool #BX0856 5.50% 1/1/2053 (e)	21	21
Fannie Mae Pool #MA4894 6.00% 1/1/2053 (e)	4,734	4,827
Fannie Mae Pool #BX5040 6.00% 1/1/2053 (e)	85	86
Fannie Mae Pool #CB5545 6.50% 1/1/2053 (e)	1,333	1,384
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (e)	11,714	11,707
Fannie Mae Pool #BX7551 5.50% 2/1/2053 (e)	696	693
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (e)	3,135	3,128
Fannie Mae Pool #BX7779 5.50% 3/1/2053 (e)	1,394	1,393
Fannie Mae Pool #BX9111 5.50% 3/1/2053 (e)	1,198	1,192
Fannie Mae Pool #BX7555 5.50% 3/1/2053 (e)	1,118	1,113
Fannie Mae Pool #FS4152 5.50% 3/1/2053 (e)	891	891
Fannie Mae Pool #MA4979 5.50% 4/1/2053 (e)	21,651	21,624
Fannie Mae Pool #BX9999 5.50% 4/1/2053 (e)	1,859	1,851
Fannie Mae Pool #BY0130 5.50% 4/1/2053 (e)	1,433	1,431
Fannie Mae Pool #BY0003 5.50% 4/1/2053 (e)	1,377	1,369
Fannie Mae Pool #BY3206 5.50% 4/1/2053 (e)	1,284	1,281
Fannie Mae Pool #BY0007 5.50% 4/1/2053 (e)	1,270	1,264
Fannie Mae Pool #BX8883 5.50% 4/1/2053 (e)	1,131	1,129
Fannie Mae Pool #MA4980 6.00% 4/1/2053 (e)	2,230	2,265
Fannie Mae Pool #CB6597 6.00% 4/1/2053 (e)	25	25
Fannie Mae Pool #CB6106 6.50% 4/1/2053 (e)	3,513	3,666
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (e)	7,031	6,858
Fannie Mae Pool #BY2505 5.50% 5/1/2053 (e)	2,041	2,036
Fannie Mae Pool #BY1592 5.50% 5/1/2053 (e)	1,478	1,476
Fannie Mae Pool #BY3207 5.50% 5/1/2053 (e)	1,414	1,411
Fannie Mae Pool #BY3208 5.50% 5/1/2053 (e)	1,192	1,186
Fannie Mae Pool #BY0091 5.50% 5/1/2053 (e)	792	791
Fannie Mae Pool #FS4840 5.50% 5/1/2053 (e)	371	370
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (e)	66	66
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (e)	33,277	33,883
Fannie Mae Pool #BY1721 6.00% 5/1/2053 (e)	1,389	1,414
Fannie Mae Pool #BY2260 6.00% 5/1/2053 (e)	76	77
Fannie Mae Pool #FS4736 6.50% 5/1/2053 (e)	1,073	1,111
Fannie Mae Pool #MA5037 4.50% 6/1/2053 (e)	5,255	4,965
Fannie Mae Pool #CB6471 4.50% 6/1/2053 (e)	854	810
Fannie Mae Pool #FS5192 5.50% 6/1/2053 (e)	18,547	18,460
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (e)	1,950	1,948
Fannie Mae Pool #BY3337 5.50% 6/1/2053 (e)	952	948
Fannie Mae Pool #BY5242 5.50% 6/1/2053 (e)	42	42
Fannie Mae Pool #MA5040 6.00% 6/1/2053 (e)	53,791	54,770
Fannie Mae Pool #CB6485 6.00% 6/1/2053 (e)	19,297	19,649
Fannie Mae Pool #CB6486 6.00% 6/1/2053 (e)	12,741	12,997
Fannie Mae Pool #CB6465 6.00% 6/1/2053 (e)	9,309	9,493
Fannie Mae Pool #FS4775 6.00% 6/1/2053 (e)	614	626
Fannie Mae Pool #BW5303 6.00% 6/1/2053 (e)	33	33
Fannie Mae Pool #CB6491 6.50% 6/1/2053 (e)	11,354	11,777
Fannie Mae Pool #CB6490 6.50% 6/1/2053 (e)	4,084	4,231
Fannie Mae Pool #CB6468 6.50% 6/1/2053 (e)	3,726	3,862
Fannie Mae Pool #FS7823 2.00% 7/1/2053 (e)	7,754	6,109
Fannie Mae Pool #BW9648 3.50% 7/1/2053 (e)	290	258
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (e)	2,207	2,202
Fannie Mae Pool #FS5517 6.00% 7/1/2053 (e)	676	690
Fannie Mae Pool #MA5105 4.50% 8/1/2053 (e)	7,255	6,871
Fannie Mae Pool #MA5108 6.00% 8/1/2053 (e)	104,039	105,769
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (e)	85	85
Fannie Mae Pool #CB7122 6.00% 9/1/2053 (e)	6,947	7,063
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (e)	198	197
Fannie Mae Pool #FS6163 6.00% 10/1/2053 (e)	7,911	8,045
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (e)	7,812	7,937
Fannie Mae Pool #CB7341 6.00% 10/1/2053 (e)	986	1,007
Fannie Mae Pool #MA5190 5.50% 11/1/2053 (e)	2,788	2,780
Fannie Mae Pool #FS6838 5.50% 11/1/2053 (e)	1,859	1,855
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (e)	9,491	9,643

Intermediate Bond Fund of America	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB7438 6.00% 11/1/2053 (e)	USD7,194	$7,310
Fannie Mae Pool #CB7480 6.00% 11/1/2053 (e)	5,122	5,207
Fannie Mae Pool #CB7510 6.50% 11/1/2053 (e)	11,661	12,133
Fannie Mae Pool #CB7426 6.50% 11/1/2053 (e)	2,434	2,521
Fannie Mae Pool #MA5192 6.50% 11/1/2053 (e)	1,772	1,830
Fannie Mae Pool #MA5215 5.50% 12/1/2053 (e)	1,976	1,970
Fannie Mae Pool #CB7617 6.00% 12/1/2053 (e)	25,715	26,104
Fannie Mae Pool #MA5216 6.00% 12/1/2053 (e)	2,770	2,814
Fannie Mae Pool #CB7626 6.50% 12/1/2053 (e)	948	986
Fannie Mae Pool #CB7862 6.00% 1/1/2054 (e)	6,173	6,268
Fannie Mae Pool #MA5247 6.00% 1/1/2054 (e)	1,631	1,657
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (e)	23,268	24,039
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (e)	3,683	3,835
Fannie Mae Pool #FS6763 6.50% 1/1/2054 (e)	720	749
Fannie Mae Pool #DA5799 7.00% 1/1/2054 (e)	942	987
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (e)	497	495
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (e)	97	97
Fannie Mae Pool #CB7932 6.00% 2/1/2054 (e)	14,927	15,166
Fannie Mae Pool #CB7933 6.50% 2/1/2054 (e)	2,341	2,418
Fannie Mae Pool #FS7162 6.50% 2/1/2054 (e)	1,720	1,790
Fannie Mae Pool #CB8018 6.50% 2/1/2054 (e)	53	55
Fannie Mae Pool #DA7881 5.50% 3/1/2054 (e)	4,953	4,932
Fannie Mae Pool #CB8151 5.50% 3/1/2054 (e)	4,423	4,405
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (e)	3,566	3,551
Fannie Mae Pool #CB8148 5.50% 3/1/2054 (e)	2,149	2,141
Fannie Mae Pool #CB8143 5.50% 3/1/2054 (e)	1,052	1,051
Fannie Mae Pool #CB8163 6.00% 3/1/2054 (e)	6,325	6,448
Fannie Mae Pool #CB8153 6.00% 3/1/2054 (e)	5,574	5,688
Fannie Mae Pool #CB8168 6.00% 3/1/2054 (e)	293	297
Fannie Mae Pool #FS7653 6.50% 3/1/2054 (e)	724	753
Fannie Mae Pool #CB8337 5.50% 4/1/2054 (e)	5,992	5,964
Fannie Mae Pool #CB8328 5.50% 4/1/2054 (e)	4,716	4,709
Fannie Mae Pool #BU4479 5.50% 4/1/2054 (e)	2,307	2,296
Fannie Mae Pool #DB2762 6.00% 4/1/2054 (e)	57	58
Fannie Mae Pool #CB8387 6.50% 4/1/2054 (e)	1,698	1,759
Fannie Mae Pool #DB2704 6.50% 4/1/2054 (e)	306	318
Fannie Mae Pool #DB3612 5.50% 5/1/2054 (e)	318	316
Fannie Mae Pool #DB4021 6.50% 5/1/2054 (e)	48	49
Fannie Mae Pool #MA5388 5.50% 6/1/2054 (e)	8,093	8,056
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (e)	3,733	3,805
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (e)	3,361	3,432
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (e)	603	612
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (e)	512	520
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (e)	421	429
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (e)	2,578	2,668
Fannie Mae Pool #DB5480 6.50% 6/1/2054 (e)	234	242
Fannie Mae Pool #DB6174 6.50% 6/1/2054 (e)	39	40
Fannie Mae Pool #BU4699 5.50% 7/1/2054 (e)	4,706	4,694
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (e)	1,903	1,898
Fannie Mae Pool #DB5213 5.50% 7/1/2054 (e)	1,856	1,847
Fannie Mae Pool #FS8467 5.50% 7/1/2054 (e)	245	245
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (e)	5,987	6,069
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (e)	1,781	1,815
Fannie Mae Pool #BU4791 6.00% 7/1/2054 (e)	804	816
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (e)	401	407
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (e)	345	352
Fannie Mae Pool #FS8619 6.50% 7/1/2054 (e)	6,871	7,127
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (e)	4,145	4,293
Fannie Mae Pool #FS8607 6.50% 7/1/2054 (e)	1,628	1,694
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (e)	1,095	1,134
Fannie Mae Pool #FS8786 6.50% 7/1/2054 (e)	703	728
Fannie Mae Pool #DB6947 6.50% 7/1/2054 (e)	549	568
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (e)	423	441
Fannie Mae Pool #CB8977 5.00% 8/1/2054 (e)	286	278
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (e)	22	22
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (e)	3,915	3,970

8	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (e)	USD3,190	$3,254
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (e)	1,933	1,959
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (e)	1,678	1,702
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (e)	1,416	1,437
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (e)	1,365	1,391
Fannie Mae Pool #FS8792 6.00% 8/1/2054 (e)	925	937
Fannie Mae Pool #BU4968 6.00% 8/1/2054 (e)	461	468
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (e)	180	184
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (e)	175	178
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (e)	145	148
Fannie Mae Pool #DB2541 6.00% 8/1/2054 (e)	76	77
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (e)	4,055	4,199
Fannie Mae Pool #DB4447 6.50% 8/1/2054 (e)	1,872	1,932
Fannie Mae Pool #FS8762 6.50% 8/1/2054 (e)	1,308	1,353
Fannie Mae Pool #FS8783 6.50% 8/1/2054 (e)	370	386
Fannie Mae Pool #FS9025 5.50% 9/1/2054 (e)	17,872	17,832
Fannie Mae Pool #CB9210 5.50% 9/1/2054 (e)	3,572	3,555
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (e)	2,566	2,553
Fannie Mae Pool #CB9146 5.50% 9/1/2054 (e)	2,025	2,017
Fannie Mae Pool #BU4946 5.50% 9/1/2054 (e)	743	740
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (e)	3,290	3,351
Fannie Mae Pool #DC1547 6.00% 9/1/2054 (e)	347	352
Fannie Mae Pool #DC3457 6.00% 9/1/2054 (e)	220	223
Fannie Mae Pool #DC1873 6.00% 9/1/2054 (e)	88	90
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (e)	2	2
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (e)	1	1
Fannie Mae Pool #DC1349 6.50% 9/1/2054 (e)	3,232	3,339
Fannie Mae Pool #DC1355 6.50% 9/1/2054 (e)	145	149
Fannie Mae Pool #MA5498 6.00% 10/1/2054 (e)	428	434
Fannie Mae Pool #FS9374 6.50% 10/1/2054 (e)	6,195	6,414
Fannie Mae Pool #FS9566 6.50% 10/1/2054 (e)	5,297	5,515
Fannie Mae Pool #BU5049 6.50% 10/1/2054 (e)	494	511
Fannie Mae Pool #MA5530 5.00% 11/1/2054 (e)	3,384	3,283
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (e)	4,379	4,371
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (e)	4	4
Fannie Mae Pool #CB9432 6.00% 11/1/2054 (e)	13,202	13,439
Fannie Mae Pool #DC5696 6.00% 11/1/2054 (e)	1,482	1,501
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (e)	15,122	14,669
Fannie Mae Pool #BU5361 5.00% 12/1/2054 (e)	4,780	4,647
Fannie Mae Pool #CB9616 5.50% 12/1/2054 (e)	12,304	12,269
Fannie Mae Pool #BU5234 5.50% 12/1/2054 (e)	874	871
Fannie Mae Pool #CB9675 6.00% 12/1/2054 (e)	1,533	1,563
Fannie Mae Pool #DC7035 6.00% 12/1/2054 (e)	1,172	1,187
Fannie Mae Pool #FA0287 6.00% 12/1/2054 (e)	359	364
Fannie Mae Pool #DC7823 6.00% 12/1/2054 (e)	153	155
Fannie Mae Pool #CB9736 4.50% 1/1/2055 (e)	89	84
Fannie Mae Pool #CB9737 5.00% 1/1/2055 (e)	8,429	8,196
Fannie Mae Pool #MA5586 5.50% 1/1/2055 (e)	9	9
Fannie Mae Pool #DD0835 6.00% 1/1/2055 (e)	1,171	1,185
Fannie Mae Pool #DC9365 6.50% 1/1/2055 (e)	5	5
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (e)	5,568	5,533
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (e)	5,021	5,089
Fannie Mae Pool #DD4797 6.50% 2/1/2055 (e)	36	37
Fannie Mae Pool #DD1054 7.00% 2/1/2055 (e)	1,492	1,569
Fannie Mae Pool #MA5665 3.50% 3/1/2055 (e)	2,109	1,874
Fannie Mae Pool #MA5644 4.50% 3/1/2055 (e)	128	121
Fannie Mae Pool #FA3632 5.00% 3/1/2055 (e)	14,082	13,660
Fannie Mae Pool #FA5240 5.50% 3/1/2055 (e)	3,766	3,766
Fannie Mae Pool #MA5671 4.50% 4/1/2055 (e)	139	131
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (e)	7	7
Fannie Mae Pool #DD6416 6.50% 4/1/2055 (e)	974	1,005
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (e)	670	648
Fannie Mae Pool #MA5700 5.50% 5/1/2055 (e)	6	6
Fannie Mae Pool #MA5731 3.50% 6/1/2055 (e)	749	665
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (e)	345	334
Fannie Mae Pool #BV1865 6.50% 6/1/2055 (e)	2,226	2,295

Intermediate Bond Fund of America	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BV1724 6.50% 6/1/2055 (e)	USD1,998	$2,060
Fannie Mae Pool #DE5117 6.00% 7/1/2055 (e)	207	210
Fannie Mae Pool #MA5763 7.00% 7/1/2055 (e)	9,999	10,472
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (e)	43	43
Fannie Mae Pool #DE6672 6.50% 8/1/2055 (e)	999	1,032
Fannie Mae Pool #MA5795 7.00% 8/1/2055 (e)	17,834	18,677
Fannie Mae Pool #FA2203 7.00% 8/1/2055 (e)	10,370	10,860
Fannie Mae Pool #DE8960 6.50% 9/1/2055 (e)	4,003	4,142
Fannie Mae Pool #DE9736 6.50% 9/1/2055 (e)	3,234	3,338
Fannie Mae Pool #DE8754 6.50% 9/1/2055 (e)	2,068	2,135
Fannie Mae Pool #DF1794 6.50% 9/1/2055 (e)	998	1,031
Fannie Mae Pool #FA3571 6.50% 9/1/2055 (e)	766	793
Fannie Mae Pool #MA5825 7.00% 9/1/2055 (e)	22,979	24,063
Fannie Mae Pool #MA5849 3.50% 10/1/2055 (e)	327	290
Fannie Mae Pool #FA4427 7.00% 10/1/2055 (e)	4,070	4,262
Fannie Mae Pool #MA5908 4.50% 12/1/2055 (e)	429	403
Fannie Mae Pool #MA5968 3.50% 2/1/2056 (e)	993	882
Fannie Mae Pool #MA5971 5.00% 2/1/2056 (e)	308	298
Fannie Mae Pool #MA6029 5.00% 4/1/2056 (e)	4,392	4,244
Fannie Mae Pool #MA6050 3.50% 5/1/2056 (e)	36	32
Fannie Mae Pool #CC3125 7.00% 5/1/2056 (e)	2,858	2,996
Fannie Mae Pool #MA6115 3.50% 7/1/2056 (e)	996	885
Fannie Mae Pool #BF0133 4.00% 8/1/2056 (e)	1,883	1,730
Fannie Mae Pool #MA6179 7.00% 9/1/2056 (e)	941	987
Fannie Mae Pool #BF0379 3.50% 4/1/2059 (e)	9,784	8,589
Fannie Mae Pool #BM6736 4.50% 11/1/2059 (e)	1,111	1,055
Fannie Mae Pool #BF0481 3.50% 6/1/2060 (e)	6,329	5,554
Fannie Mae Pool #BF0480 3.50% 6/1/2060 (e)	4,004	3,529
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (e)	8,276	6,931
Fannie Mae Pool #BF0546 2.50% 7/1/2061 (e)	8,338	6,632
Fannie Mae Pool #BF0548 3.00% 7/1/2061 (e)	2,145	1,795
Fannie Mae Pool #BF0585 4.50% 12/1/2061 (e)	2,475	2,323
Fannie Mae Pool #BF0762 3.00% 9/1/2063 (e)	2,687	2,237
Fannie Mae Pool #BF0784 3.50% 12/1/2063 (e)	3,770	3,284
Fannie Mae Pool #BF0786 4.00% 12/1/2063 (e)	850	768
Fannie Mae, Series 2002-W7, Class A5, 7.50% 2/25/2029 (e)	63	65
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041 (e)	130	133
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041 (e)	20	21
Fannie Mae, Series 2024-M1, Class A2, Multi Family, 4.50% 1/25/2034 (e)(f)	16,000	15,601
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 10/25/2036 (e)	35	32
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 1/25/2037 (e)	157	137
FARM Mortgage Trust, Series 2024-1, Class A, 4.654% 10/1/2053 (e)(f)(g)	1,860	1,751
FARM Mortgage Trust, Series 2024-2, Class A1, 5.191% 8/1/2054 (e)(f)(g)	2,917	2,884
Farmer Mac Agricultural Real Estate Trust, Series 2025-1, Class A1, 5.22% 8/1/2055 (e)(f)(g)	12,022	11,838
FHLMC Multi Family Structured Pass Through Certs., Series K-174, Class A2, 4.53% 10/25/2035 (e)(f)	1,000	969
Freddie Mac Pool #G14278 3.50% 10/1/2026 (e)	2	2
Freddie Mac Pool #J17236 3.50% 11/1/2026 (e)	2	2
Freddie Mac Pool #ZK3828 3.00% 1/1/2027 (e)	2	2
Freddie Mac Pool #G14502 3.00% 2/1/2027 (e)	8	8
Freddie Mac Pool #ZK3899 3.00% 2/1/2027 (e)	2	2
Freddie Mac Pool #ZK3929 3.00% 3/1/2027 (e)	3	3
Freddie Mac Pool #ZK3934 3.00% 3/1/2027 (e)	— (a)	— (a)
Freddie Mac Pool #ZA0550 6.50% 9/1/2028 (e)	2	3
Freddie Mac Pool #ZK6157 3.00% 10/1/2028 (e)	67	66
Freddie Mac Pool #ZK6134 3.00% 10/1/2028 (e)	63	62
Freddie Mac Pool #J25843 3.50% 10/1/2028 (e)	28	28
Freddie Mac Pool #ZA3673 3.00% 11/1/2028 (e)	148	146
Freddie Mac Pool #V60341 3.00% 11/1/2028 (e)	89	88
Freddie Mac Pool #ZK6172 3.00% 11/1/2028 (e)	32	32
Freddie Mac Pool #J26473 3.50% 11/1/2028 (e)	98	97
Freddie Mac Pool #J26343 3.50% 11/1/2028 (e)	26	26
Freddie Mac Pool #ZA0560 6.50% 11/1/2028 (e)	14	15
Freddie Mac Pool #V60362 3.00% 12/1/2028 (e)	52	52
Freddie Mac Pool #G14942 3.50% 12/1/2028 (e)	126	125
Freddie Mac Pool #V60368 3.50% 12/1/2028 (e)	65	64
Freddie Mac Pool #ZK7590 3.00% 1/1/2029 (e)	223	220

10	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #V60448 3.00% 1/1/2029 (e)	USD70	$69
Freddie Mac Pool #ZA3699 3.00% 2/1/2029 (e)	116	114
Freddie Mac Pool #V60493 3.00% 2/1/2029 (e)	100	99
Freddie Mac Pool #J27240 3.50% 2/1/2029 (e)	53	52
Freddie Mac Pool #J27711 3.50% 3/1/2029 (e)	4	4
Freddie Mac Pool #ZS8526 3.00% 5/1/2029 (e)	8	8
Freddie Mac Pool #J28177 3.50% 5/1/2029 (e)	37	36
Freddie Mac Pool #J28422 3.50% 6/1/2029 (e)	56	55
Freddie Mac Pool #ZS6995 3.00% 8/1/2029 (e)	88	87
Freddie Mac Pool #J28964 3.50% 8/1/2029 (e)	24	24
Freddie Mac Pool #J29039 3.50% 8/1/2029 (e)	10	10
Freddie Mac Pool #J28885 3.50% 8/1/2029 (e)	5	5
Freddie Mac Pool #G15175 3.00% 9/1/2029 (e)	181	178
Freddie Mac Pool #V60616 3.00% 9/1/2029 (e)	117	115
Freddie Mac Pool #ZA3742 3.00% 11/1/2029 (e)	159	156
Freddie Mac Pool #V60622 3.00% 11/1/2029 (e)	91	90
Freddie Mac Pool #V60651 3.00% 11/1/2029 (e)	88	87
Freddie Mac Pool #ZA3750 3.00% 12/1/2029 (e)	91	89
Freddie Mac Pool #J30209 3.50% 12/1/2029 (e)	3	3
Freddie Mac Pool #ZK7089 3.00% 1/1/2030 (e)	126	123
Freddie Mac Pool #ZA3774 3.00% 3/1/2030 (e)	159	156
Freddie Mac Pool #J32008 3.00% 6/1/2030 (e)	101	99
Freddie Mac Pool #J33952 3.00% 3/1/2031 (e)	32	31
Freddie Mac Pool #J36382 3.50% 2/1/2032 (e)	12	12
Freddie Mac Pool #J36383 3.50% 2/1/2032 (e)	11	11
Freddie Mac Pool #QN1073 3.00% 12/1/2034 (e)	51	49
Freddie Mac Pool #SB8279 6.00% 1/1/2039 (e)	10	10
Freddie Mac Pool #SB1215 6.00% 7/1/2039 (e)	363	372
Freddie Mac Pool #SB1398 6.00% 9/1/2039 (e)	7,204	7,383
Freddie Mac Pool #QO2526 6.00% 9/1/2039 (e)	502	516
Freddie Mac Pool #QO2528 6.00% 9/1/2039 (e)	18	18
Freddie Mac Pool #QO2810 6.00% 12/1/2039 (e)	837	857
Freddie Mac Pool #QO2894 6.00% 12/1/2039 (e)	440	451
Freddie Mac Pool #SB8368 6.00% 2/1/2040 (e)	5,283	5,406
Freddie Mac Pool #SB8380 6.00% 4/1/2040 (e)	315	323
Freddie Mac Pool #SB1452 6.00% 4/1/2040 (e)	47	48
Freddie Mac Pool #SB8386 6.00% 5/1/2040 (e)	9,880	10,109
Freddie Mac Pool #RR0011 6.00% 7/1/2040 (e)	28	29
Freddie Mac Pool #SC0113 2.00% 12/1/2040 (e)	184	159
Freddie Mac Pool #SC0169 2.00% 6/1/2041 (e)	319	273
Freddie Mac Pool #RB5118 2.00% 7/1/2041 (e)	4,325	3,707
Freddie Mac Pool #RB5121 2.00% 8/1/2041 (e)	3,224	2,764
Freddie Mac Pool #SC0175 2.00% 9/1/2041 (e)	620	532
Freddie Mac Pool #ZL5084 4.00% 2/1/2043 (e)	2	2
Freddie Mac Pool #ZL5693 3.50% 4/1/2043 (e)	256	237
Freddie Mac Pool #ZL5891 3.50% 5/1/2043 (e)	345	320
Freddie Mac Pool #ZL6206 3.50% 6/1/2043 (e)	292	268
Freddie Mac Pool #ZL8486 3.50% 9/1/2044 (e)	326	298
Freddie Mac Pool #RB5317 6.50% 10/1/2044 (e)	193	200
Freddie Mac Pool #760013 5.137% 4/1/2045 (e)(f)	320	316
Freddie Mac Pool #760012 5.152% 4/1/2045 (e)(f)	386	381
Freddie Mac Pool #760014 4.634% 8/1/2045 (e)(f)	1,092	1,068
Freddie Mac Pool #ZS9495 3.50% 10/1/2045 (e)	3,821	3,504
Freddie Mac Pool #ZT0528 3.50% 8/1/2046 (e)	1,437	1,313
Freddie Mac Pool #760015 4.331% 1/1/2047 (e)(f)	1,704	1,659
Freddie Mac Pool #ZM3071 3.50% 4/1/2047 (e)	530	477
Freddie Mac Pool #ZM4549 3.50% 10/1/2047 (e)	545	490
Freddie Mac Pool #ZM4706 3.50% 11/1/2047 (e)	723	655
Freddie Mac Pool #ZM5824 3.50% 3/1/2048 (e)	479	434
Freddie Mac Pool #ZM5820 3.50% 3/1/2048 (e)	478	433
Freddie Mac Pool #ZM5995 3.50% 3/1/2048 (e)	458	414
Freddie Mac Pool #ZM5819 3.50% 3/1/2048 (e)	411	373
Freddie Mac Pool #ZM5860 3.50% 3/1/2048 (e)	265	240
Freddie Mac Pool #ZM5861 3.50% 3/1/2048 (e)	234	211
Freddie Mac Pool #ZM5818 3.50% 3/1/2048 (e)	211	191
Freddie Mac Pool #ZM5886 3.50% 3/1/2048 (e)	157	142

Intermediate Bond Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #ZM5817 3.50% 3/1/2048 (e)	USD118	$107
Freddie Mac Pool #ZT0539 4.00% 3/1/2048 (e)	5,041	4,695
Freddie Mac Pool #ZM5999 3.50% 4/1/2048 (e)	151	136
Freddie Mac Pool #ZM6462 4.00% 5/1/2048 (e)	32	29
Freddie Mac Pool #ZM6576 4.00% 5/1/2048 (e)	27	25
Freddie Mac Pool #ZM6461 4.00% 5/1/2048 (e)	14	13
Freddie Mac Pool #ZM6827 3.50% 6/1/2048 (e)	273	247
Freddie Mac Pool #ZM6826 3.50% 6/1/2048 (e)	162	147
Freddie Mac Pool #ZM6828 3.50% 6/1/2048 (e)	147	133
Freddie Mac Pool #ZM6835 4.00% 6/1/2048 (e)	58	54
Freddie Mac Pool #ZM8137 4.50% 9/1/2048 (e)	1,069	1,030
Freddie Mac Pool #ZM8162 4.50% 9/1/2048 (e)	507	488
Freddie Mac Pool #ZM8110 4.50% 9/1/2048 (e)	341	328
Freddie Mac Pool #ZT2472 4.50% 10/1/2048 (e)	742	708
Freddie Mac Pool #QA0284 3.50% 6/1/2049 (e)	1,615	1,460
Freddie Mac Pool #RA1369 3.50% 9/1/2049 (e)	5,185	4,668
Freddie Mac Pool #QA2748 3.50% 9/1/2049 (e)	486	439
Freddie Mac Pool #RA1580 3.50% 10/1/2049 (e)	3,852	3,487
Freddie Mac Pool #RA1463 3.50% 10/1/2049 (e)	3,704	3,353
Freddie Mac Pool #SD0187 3.00% 1/1/2050 (e)	3,624	3,161
Freddie Mac Pool #RA2457 3.00% 4/1/2050 (e)	7,660	6,646
Freddie Mac Pool #RA3055 2.50% 7/1/2050 (e)	17	14
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (e)	225	194
Freddie Mac Pool #RA3506 3.00% 9/1/2050 (e)	117	101
Freddie Mac Pool #SD7525 2.50% 10/1/2050 (e)	3,348	2,806
Freddie Mac Pool #SD8106 2.00% 11/1/2050 (e)	15,639	12,370
Freddie Mac Pool #SD7528 2.00% 11/1/2050 (e)	7,013	5,626
Freddie Mac Pool #RA3952 2.00% 11/1/2050 (e)	5,563	4,355
Freddie Mac Pool #QB8675 2.00% 2/1/2051 (e)	568	444
Freddie Mac Pool #RA4528 2.50% 2/1/2051 (e)	545	446
Freddie Mac Pool #RA4727 2.00% 3/1/2051 (e)	724	567
Freddie Mac Pool #SD0554 2.50% 3/1/2051 (e)	12,223	9,999
Freddie Mac Pool #RA5054 2.00% 4/1/2051 (e)	23,548	18,603
Freddie Mac Pool #SD0566 2.50% 4/1/2051 (e)	153	126
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (e)	44,679	35,381
Freddie Mac Pool #QC1665 2.00% 5/1/2051 (e)	193	151
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (e)	31	24
Freddie Mac Pool #RA5276 2.50% 5/1/2051 (e)	4,877	4,037
Freddie Mac Pool #RA5259 2.50% 5/1/2051 (e)	2,865	2,375
Freddie Mac Pool #RA5355 2.50% 5/1/2051 (e)	1,660	1,372
Freddie Mac Pool #RA5267 3.00% 5/1/2051 (e)	54	47
Freddie Mac Pool #QC2901 2.00% 6/1/2051 (e)	59	46
Freddie Mac Pool #SD1852 2.50% 6/1/2051 (e)	2,694	2,204
Freddie Mac Pool #QC5000 2.00% 7/1/2051 (e)	221	173
Freddie Mac Pool #QC5798 2.00% 8/1/2051 (e)	104	82
Freddie Mac Pool #SD0718 2.50% 8/1/2051 (e)	175	143
Freddie Mac Pool #SD7545 2.50% 9/1/2051 (e)	11,648	9,743
Freddie Mac Pool #RA5782 2.50% 9/1/2051 (e)	4,700	3,918
Freddie Mac Pool #SD5485 2.50% 9/1/2051 (e)	766	628
Freddie Mac Pool #QC7739 2.50% 9/1/2051 (e)	24	19
Freddie Mac Pool #RA5971 3.00% 9/1/2051 (e)	56,201	48,728
Freddie Mac Pool #RA5901 3.00% 9/1/2051 (e)	57	49
Freddie Mac Pool #QC9669 3.50% 10/1/2051 (e)	106	94
Freddie Mac Pool #RA6406 2.00% 11/1/2051 (e)	3,725	2,944
Freddie Mac Pool #QD0195 2.00% 11/1/2051 (e)	1,866	1,459
Freddie Mac Pool #QD1841 2.00% 11/1/2051 (e)	1,826	1,439
Freddie Mac Pool #RA6237 2.00% 11/1/2051 (e)	101	79
Freddie Mac Pool #SD1385 2.50% 11/1/2051 (e)	3,190	2,659
Freddie Mac Pool #SD7548 2.50% 11/1/2051 (e)	3,157	2,641
Freddie Mac Pool #QD0162 2.50% 11/1/2051 (e)	347	284
Freddie Mac Pool #RA6347 3.00% 11/1/2051 (e)	113	97
Freddie Mac Pool #SD8182 2.00% 12/1/2051 (e)	746	587
Freddie Mac Pool #RA6483 2.50% 12/1/2051 (e)	9,391	7,817
Freddie Mac Pool #SD8183 2.50% 12/1/2051 (e)	1,166	959
Freddie Mac Pool #QD3310 3.00% 12/1/2051 (e)	11	9
Freddie Mac Pool #QD3806 2.00% 1/1/2052 (e)	1,301	1,016

12	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD7552 2.50% 1/1/2052 (e)	USD2,236	$1,864
Freddie Mac Pool #RA6767 2.00% 2/1/2052 (e)	26,959	21,187
Freddie Mac Pool #RA6816 2.00% 2/1/2052 (e)	4,414	3,450
Freddie Mac Pool #QD5748 2.00% 2/1/2052 (e)	772	607
Freddie Mac Pool #SD8193 2.00% 2/1/2052 (e)	764	601
Freddie Mac Pool #QD6093 2.00% 2/1/2052 (e)	68	53
Freddie Mac Pool #RA6774 2.00% 2/1/2052 (e)	22	17
Freddie Mac Pool #SD0873 3.50% 2/1/2052 (e)	3,311	2,987
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (e)	648	579
Freddie Mac Pool #SD8199 2.00% 3/1/2052 (e)	12,932	10,176
Freddie Mac Pool #RA6973 2.00% 3/1/2052 (e)	3,907	3,075
Freddie Mac Pool #SD5343 2.00% 3/1/2052 (e)	2,511	1,978
Freddie Mac Pool #QD8010 2.00% 3/1/2052 (e)	852	671
Freddie Mac Pool #QD8408 2.00% 3/1/2052 (e)	831	654
Freddie Mac Pool #QD8820 2.00% 3/1/2052 (e)	231	181
Freddie Mac Pool #SD4526 2.00% 3/1/2052 (e)	117	91
Freddie Mac Pool #SD7553 3.00% 3/1/2052 (e)	4,552	3,956
Freddie Mac Pool #SD8204 2.00% 4/1/2052 (e)	1,910	1,503
Freddie Mac Pool #QE1586 2.00% 4/1/2052 (e)	765	602
Freddie Mac Pool #SD7554 2.50% 4/1/2052 (e)	5,103	4,259
Freddie Mac Pool #SD3478 2.50% 4/1/2052 (e)	684	560
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (e)	13,049	11,159
Freddie Mac Pool #QE2358 3.50% 5/1/2052 (e)	618	550
Freddie Mac Pool #SL3664 2.00% 6/1/2052 (e)	3,919	3,093
Freddie Mac Pool #SD4807 2.00% 6/1/2052 (e)	987	772
Freddie Mac Pool #QE4044 2.50% 6/1/2052 (e)	202	166
Freddie Mac Pool #SL1564 3.00% 6/1/2052 (e)	420	359
Freddie Mac Pool #SD1188 3.50% 6/1/2052 (e)	105	94
Freddie Mac Pool #QE4613 4.00% 6/1/2052 (e)	373	342
Freddie Mac Pool #QE4383 4.00% 6/1/2052 (e)	66	61
Freddie Mac Pool #RA7556 4.50% 6/1/2052 (e)	7,410	7,034
Freddie Mac Pool #SD8240 2.00% 7/1/2052 (e)	24	19
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (e)	3,192	2,610
Freddie Mac Pool #SD1502 4.00% 7/1/2052 (e)	4,650	4,274
Freddie Mac Pool #SD1406 2.00% 8/1/2052 (e)	702	553
Freddie Mac Pool #QE8579 4.50% 8/1/2052 (e)	181	172
Freddie Mac Pool #QE7695 5.00% 8/1/2052 (e)	14,133	13,739
Freddie Mac Pool #SL3329 3.50% 9/1/2052 (e)	218	194
Freddie Mac Pool #SD8244 4.00% 9/1/2052 (e)	337	310
Freddie Mac Pool #QE8940 4.50% 9/1/2052 (e)	11,287	10,714
Freddie Mac Pool #QE9497 4.50% 9/1/2052 (e)	177	168
Freddie Mac Pool #RA7938 5.00% 9/1/2052 (e)	48,209	47,054
Freddie Mac Pool #SD8271 2.50% 10/1/2052 (e)	329	271
Freddie Mac Pool #SD8256 4.00% 10/1/2052 (e)	2,655	2,442
Freddie Mac Pool #SD2465 4.50% 10/1/2052 (e)	73	70
Freddie Mac Pool #QF1573 5.50% 10/1/2052 (e)	576	573
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (e)	72	68
Freddie Mac Pool #SD2948 5.50% 11/1/2052 (e)	17,612	17,538
Freddie Mac Pool #SD1961 5.50% 12/1/2052 (e)	786	783
Freddie Mac Pool #SD8312 2.50% 1/1/2053 (e)	446	366
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (e)	47	45
Freddie Mac Pool #SD8288 5.00% 1/1/2053 (e)	1,868	1,822
Freddie Mac Pool #SD8290 6.00% 1/1/2053 (e)	15,811	16,070
Freddie Mac Pool #RA8544 5.50% 2/1/2053 (e)	7,549	7,544
Freddie Mac Pool #QF7073 5.50% 2/1/2053 (e)	1,294	1,293
Freddie Mac Pool #QF8331 5.50% 2/1/2053 (e)	973	972
Freddie Mac Pool #QF7144 5.50% 2/1/2053 (e)	800	797
Freddie Mac Pool #QF7774 5.50% 2/1/2053 (e)	593	590
Freddie Mac Pool #QF7483 5.50% 2/1/2053 (e)	534	532
Freddie Mac Pool #SD8301 6.00% 2/1/2053 (e)	3,190	3,242
Freddie Mac Pool #QF8462 5.50% 3/1/2053 (e)	3,074	3,060
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (e)	10,804	10,529
Freddie Mac Pool #SD8315 5.00% 4/1/2053 (e)	5,185	5,055
Freddie Mac Pool #SD8316 5.50% 4/1/2053 (e)	26,902	26,868
Freddie Mac Pool #QG1023 5.50% 4/1/2053 (e)	1,244	1,237
Freddie Mac Pool #QG0979 5.50% 4/1/2053 (e)	1,230	1,226

Intermediate Bond Fund of America	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QG2749 5.50% 4/1/2053 (e)	USD1,037	$1,036
Freddie Mac Pool #QG1387 5.50% 4/1/2053 (e)	806	805
Freddie Mac Pool #RA9126 2.50% 5/1/2053 (e)	187	153
Freddie Mac Pool #SD8323 5.00% 5/1/2053 (e)	2,350	2,291
Freddie Mac Pool #SD3369 5.50% 5/1/2053 (e)	5,032	5,005
Freddie Mac Pool #QG3365 5.50% 5/1/2053 (e)	1,446	1,439
Freddie Mac Pool #QG3382 5.50% 5/1/2053 (e)	1,257	1,253
Freddie Mac Pool #SD8325 6.00% 5/1/2053 (e)	1,674	1,704
Freddie Mac Pool #SD2979 6.50% 5/1/2053 (e)	1,649	1,719
Freddie Mac Pool #SD8328 4.50% 6/1/2053 (e)	5,553	5,241
Freddie Mac Pool #QG5436 5.00% 6/1/2053 (e)	19,671	19,087
Freddie Mac Pool #SD8329 5.00% 6/1/2053 (e)	1,175	1,146
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (e)	1,138	1,137
Freddie Mac Pool #QG5136 5.50% 6/1/2053 (e)	957	953
Freddie Mac Pool #QG5097 5.50% 6/1/2053 (e)	829	827
Freddie Mac Pool #QG4632 5.50% 6/1/2053 (e)	720	718
Freddie Mac Pool #SD8332 6.00% 6/1/2053 (e)	19,860	20,221
Freddie Mac Pool #RA9279 6.00% 6/1/2053 (e)	6,772	6,922
Freddie Mac Pool #RA9283 6.00% 6/1/2053 (e)	5,945	6,064
Freddie Mac Pool #RA9281 6.00% 6/1/2053 (e)	4,247	4,331
Freddie Mac Pool #RA9284 6.00% 6/1/2053 (e)	3,808	3,924
Freddie Mac Pool #SD3240 6.00% 6/1/2053 (e)	355	362
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (e)	4,294	4,454
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (e)	3,899	4,042
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (e)	3,712	3,873
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (e)	3,501	3,654
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (e)	2,627	2,747
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (e)	1,991	2,076
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (e)	1,349	1,397
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (e)	1,100	1,156
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (e)	134	131
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (e)	1,835	1,831
Freddie Mac Pool #QG7218 6.00% 7/1/2053 (e)	1,072	1,089
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (e)	396	404
Freddie Mac Pool #SD3356 6.00% 7/1/2053 (e)	184	187
Freddie Mac Pool #SD8362 5.50% 9/1/2053 (e)	1,069	1,067
Freddie Mac Pool #SD3817 6.00% 9/1/2053 (e)	4,336	4,414
Freddie Mac Pool #SD8363 6.00% 9/1/2053 (e)	1,938	1,970
Freddie Mac Pool #SD8367 5.50% 10/1/2053 (e)	6,524	6,505
Freddie Mac Pool #SD4053 6.00% 10/1/2053 (e)	17,647	17,930
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (e)	31,376	30,566
Freddie Mac Pool #SD8372 5.50% 11/1/2053 (e)	2,687	2,680
Freddie Mac Pool #SD4703 6.00% 11/1/2053 (e)	9,318	9,462
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (e)	1,440	1,493
Freddie Mac Pool #SD8374 6.50% 11/1/2053 (e)	291	301
Freddie Mac Pool #SD6284 2.00% 1/1/2054 (e)	917	722
Freddie Mac Pool #SD8396 6.00% 1/1/2054 (e)	5,759	5,847
Freddie Mac Pool #SD4730 6.00% 1/1/2054 (e)	1,550	1,584
Freddie Mac Pool #SD4614 6.50% 1/1/2054 (e)	1,786	1,859
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (e)	1,273	1,316
Freddie Mac Pool #RJ0854 6.50% 1/1/2054 (e)	1,250	1,291
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (e)	494	492
Freddie Mac Pool #SD4897 6.00% 2/1/2054 (e)	20,232	20,556
Freddie Mac Pool #SD4906 6.00% 2/1/2054 (e)	3,640	3,705
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (e)	2,694	2,734
Freddie Mac Pool #SD4964 6.00% 2/1/2054 (e)	672	686
Freddie Mac Pool #RJ0856 6.50% 2/1/2054 (e)	113	117
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (e)	11,565	11,518
Freddie Mac Pool #QI1404 5.50% 3/1/2054 (e)	4,910	4,882
Freddie Mac Pool #RJ1076 6.00% 3/1/2054 (e)	442	449
Freddie Mac Pool #RJ1015 6.50% 3/1/2054 (e)	398	411
Freddie Mac Pool #SI2126 6.50% 3/1/2054 (e)	82	85
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (e)	2,169	2,165
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (e)	1,376	1,370
Freddie Mac Pool #QI2281 6.00% 4/1/2054 (e)	2,734	2,786
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (e)	218	222

14	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QI4365 6.50% 4/1/2054 (e)	USD1,290	$1,333
Freddie Mac Pool #SD5221 6.50% 4/1/2054 (e)	1,115	1,161
Freddie Mac Pool #QI3091 6.50% 4/1/2054 (e)	999	1,031
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (e)	289	295
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (e)	7	8
Freddie Mac Pool #SD5419 6.50% 5/1/2054 (e)	4,642	4,800
Freddie Mac Pool #RJ1855 5.00% 6/1/2054 (e)	7,173	6,972
Freddie Mac Pool #RJ1857 5.50% 6/1/2054 (e)	1,693	1,689
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (e)	770	770
Freddie Mac Pool #RJ1785 6.00% 6/1/2054 (e)	4,033	4,111
Freddie Mac Pool #RJ1779 6.00% 6/1/2054 (e)	2,990	3,053
Freddie Mac Pool #RJ1725 6.50% 6/1/2054 (e)	2,330	2,425
Freddie Mac Pool #SD5701 6.50% 6/1/2054 (e)	1,186	1,235
Freddie Mac Pool #SD8446 5.50% 7/1/2054 (e)	7,413	7,376
Freddie Mac Pool #QI8872 5.50% 7/1/2054 (e)	2,430	2,424
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (e)	508	507
Freddie Mac Pool #SD5949 6.00% 7/1/2054 (e)	6,103	6,200
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (e)	3,085	3,135
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (e)	2,870	2,913
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (e)	784	799
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (e)	381	386
Freddie Mac Pool #QJ0957 6.00% 7/1/2054 (e)	94	96
Freddie Mac Pool #SD6143 6.00% 7/1/2054 (e)	79	80
Freddie Mac Pool #RJ1986 6.50% 7/1/2054 (e)	10,208	10,554
Freddie Mac Pool #QI9151 6.50% 7/1/2054 (e)	2,162	2,250
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (e)	1,377	1,421
Freddie Mac Pool #SD5905 6.50% 7/1/2054 (e)	1,093	1,138
Freddie Mac Pool #QJ0143 6.50% 7/1/2054 (e)	422	435
Freddie Mac Pool #QJ0973 6.50% 7/1/2054 (e)	115	119
Freddie Mac Pool #RJ2200 5.50% 8/1/2054 (e)	2,655	2,642
Freddie Mac Pool #RJ2206 5.50% 8/1/2054 (e)	1,543	1,536
Freddie Mac Pool #RJ2243 5.50% 8/1/2054 (e)	1,537	1,534
Freddie Mac Pool #SD6286 5.50% 8/1/2054 (e)	1,073	1,071
Freddie Mac Pool #RJ2203 5.50% 8/1/2054 (e)	280	279
Freddie Mac Pool #RJ2212 6.00% 8/1/2054 (e)	3,757	3,833
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (e)	2,269	2,301
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (e)	1,819	1,846
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (e)	1,378	1,397
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (e)	485	492
Freddie Mac Pool #QJ1163 6.00% 8/1/2054 (e)	233	236
Freddie Mac Pool #QJ1787 6.00% 8/1/2054 (e)	22	23
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (e)	4	4
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (e)	5,974	6,187
Freddie Mac Pool #RJ2247 6.50% 8/1/2054 (e)	2,606	2,699
Freddie Mac Pool #SD6034 6.50% 8/1/2054 (e)	2,258	2,331
Freddie Mac Pool #RJ2228 6.50% 8/1/2054 (e)	1,438	1,484
Freddie Mac Pool #SD6047 6.50% 8/1/2054 (e)	777	809
Freddie Mac Pool #SD6035 6.50% 8/1/2054 (e)	587	611
Freddie Mac Pool #QJ1576 6.50% 8/1/2054 (e)	564	583
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (e)	20,966	20,861
Freddie Mac Pool #RJ2422 5.50% 9/1/2054 (e)	12,812	12,752
Freddie Mac Pool #RJ2415 5.50% 9/1/2054 (e)	5,383	5,383
Freddie Mac Pool #RJ2408 5.50% 9/1/2054 (e)	4,890	4,878
Freddie Mac Pool #SD6328 5.50% 9/1/2054 (e)	2,258	2,258
Freddie Mac Pool #QJ3044 5.50% 9/1/2054 (e)	1,578	1,570
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (e)	5,263	5,360
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (e)	3,505	3,571
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (e)	3,418	3,489
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (e)	3,390	3,458
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (e)	1,929	1,956
Freddie Mac Pool #SD8463 6.00% 9/1/2054 (e)	50	51
Freddie Mac Pool #SD6271 6.50% 9/1/2054 (e)	4,461	4,623
Freddie Mac Pool #SD6531 6.50% 9/1/2054 (e)	4,297	4,473
Freddie Mac Pool #RJ2324 6.50% 9/1/2054 (e)	3,071	3,174
Freddie Mac Pool #RJ2411 6.50% 9/1/2054 (e)	1,298	1,344
Freddie Mac Pool #RJ2320 6.50% 9/1/2054 (e)	861	896

Intermediate Bond Fund of America	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RJ2470 6.50% 9/1/2054 (e)	USD426	$440
Freddie Mac Pool #RJ2325 6.50% 9/1/2054 (e)	344	356
Freddie Mac Pool #QJ4693 6.50% 9/1/2054 (e)	164	171
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (e)	23,671	23,553
Freddie Mac Pool #RJ2625 5.50% 10/1/2054 (e)	878	875
Freddie Mac Pool #RJ3187 6.00% 10/1/2054 (e)	463	470
Freddie Mac Pool #QJ8297 6.50% 10/1/2054 (e)	18	18
Freddie Mac Pool #RJ2850 4.50% 11/1/2054 (e)	1,725	1,628
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (e)	99	94
Freddie Mac Pool #RJ2860 5.00% 11/1/2054 (e)	7,277	7,066
Freddie Mac Pool #RJ2917 5.50% 11/1/2054 (e)	32,030	31,840
Freddie Mac Pool #RJ2913 5.50% 11/1/2054 (e)	5,207	5,174
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (e)	2,256	2,242
Freddie Mac Pool #RJ3163 5.00% 12/1/2054 (e)	18,814	18,292
Freddie Mac Pool #RJ3017 5.00% 12/1/2054 (e)	17,916	17,333
Freddie Mac Pool #QX1743 5.00% 12/1/2054 (e)	4,156	4,041
Freddie Mac Pool #SD8491 5.00% 12/1/2054 (e)	3,027	2,938
Freddie Mac Pool #QX2834 5.00% 12/1/2054 (e)	1,374	1,336
Freddie Mac Pool #RJ3012 5.00% 12/1/2054 (e)	992	966
Freddie Mac Pool #QX0376 5.50% 12/1/2054 (e)	8,002	7,975
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (e)	6,646	6,604
Freddie Mac Pool #QX0557 6.50% 12/1/2054 (e)	2,094	2,160
Freddie Mac Pool #QX2588 6.50% 12/1/2054 (e)	506	524
Freddie Mac Pool #SD8500 3.50% 1/1/2055 (e)	282	250
Freddie Mac Pool #SD8494 5.50% 1/1/2055 (e)	7	7
Freddie Mac Pool #QX4065 6.00% 1/1/2055 (e)	714	724
Freddie Mac Pool #QX4337 6.50% 1/1/2055 (e)	33	34
Freddie Mac Pool #SD8505 5.00% 2/1/2055 (e)	50	49
Freddie Mac Pool #SD8506 5.50% 2/1/2055 (e)	2	2
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (e)	7,752	7,856
Freddie Mac Pool #SL0797 6.00% 2/1/2055 (e)	2,121	2,160
Freddie Mac Pool #QX6496 6.50% 2/1/2055 (e)	2,292	2,367
Freddie Mac Pool #QX5608 6.50% 2/1/2055 (e)	1,362	1,408
Freddie Mac Pool #QX6698 6.50% 2/1/2055 (e)	217	224
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (e)	268	266
Freddie Mac Pool #SL0585 5.50% 3/1/2055 (e)	262	260
Freddie Mac Pool #SL0924 6.00% 3/1/2055 (e)	357	361
Freddie Mac Pool #QX8785 6.50% 3/1/2055 (e)	528	546
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (e)	624	604
Freddie Mac Pool #SL0796 6.00% 4/1/2055 (e)	2,167	2,195
Freddie Mac Pool #SL1413 6.00% 4/1/2055 (e)	26	26
Freddie Mac Pool #QY0410 6.50% 4/1/2055 (e)	3,213	3,316
Freddie Mac Pool #RJ4421 6.50% 4/1/2055 (e)	761	786
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (e)	622	602
Freddie Mac Pool #QY3774 6.00% 5/1/2055 (e)	7,057	7,145
Freddie Mac Pool #SL1137 6.00% 5/1/2055 (e)	48	48
Freddie Mac Pool #QY3992 6.50% 5/1/2055 (e)	1,994	2,059
Freddie Mac Pool #QY3651 6.50% 5/1/2055 (e)	931	962
Freddie Mac Pool #QY2211 6.50% 5/1/2055 (e)	922	952
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (e)	1,280	1,240
Freddie Mac Pool #QY6303 6.00% 6/1/2055 (e)	13,273	13,438
Freddie Mac Pool #QY8368 6.00% 6/1/2055 (e)	324	328
Freddie Mac Pool #QY9732 3.50% 7/1/2055 (e)	807	717
Freddie Mac Pool #QY8178 6.00% 7/1/2055 (e)	235	238
Freddie Mac Pool #SL1959 6.50% 7/1/2055 (e)	2,526	2,605
Freddie Mac Pool #QY8306 6.50% 7/1/2055 (e)	1,894	1,955
Freddie Mac Pool #RJ4710 6.50% 8/1/2055 (e)	3,186	3,292
Freddie Mac Pool #QZ3061 6.50% 9/1/2055 (e)	3,495	3,603
Freddie Mac Pool #QZ2299 7.00% 9/1/2055 (e)	2,598	2,732
Freddie Mac Pool #RQ0068 3.50% 10/1/2055 (e)	523	465
Freddie Mac Pool #RQ0062 4.50% 11/1/2055 (e)	875	823
Freddie Mac Pool #QZ7185 6.50% 11/1/2055 (e)	999	1,032
Freddie Mac Pool #RQ0074 4.50% 12/1/2055 (e)	9	8
Freddie Mac Pool #SL3368 6.00% 12/1/2055 (e)	10,631	10,775
Freddie Mac Pool #RQ0078 6.50% 12/1/2055 (e)	9,790	10,093
Freddie Mac Pool #TA1888 6.50% 12/1/2055 (e)	1,998	2,063

16	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RQ0081 3.50% 1/1/2056 (e)	USD973	$864
Freddie Mac Pool #RJ6167 6.50% 1/1/2056 (e)	3,187	3,286
Freddie Mac Pool #TA3866 6.50% 1/1/2056 (e)	975	1,007
Freddie Mac Pool #RQ0105 6.50% 3/1/2056 (e)	909	939
Freddie Mac Pool #RQ0110 5.00% 4/1/2056 (e)	1,621	1,567
Freddie Mac Pool #TC1068 7.00% 6/1/2056 (e)	79	82
Freddie Mac Pool #RJ7223 5.50% 8/1/2056 (e)	20,670	20,567
Freddie Mac Pool #RJ7217 5.50% 8/1/2056 (e)	4,594	4,557
Freddie Mac Pool #SL6262 6.00% 8/1/2056 (e)	1,851	1,888
Freddie Mac Pool #RJ7466 5.50% 9/1/2056 (e)	8,267	8,226
Freddie Mac Pool #RJ7463 5.50% 9/1/2056 (e)	3,967	3,957
Freddie Mac, Series K749, Class AM, 2.12% 6/25/2029 (e)	2,069	1,916
Freddie Mac, Series T041, Class 3A, 4.381% 7/25/2032 (e)(f)	92	89
Freddie Mac, Series K061, Class A2, Multi Family, 3.347% 11/25/2026 (e)(f)	847	844
Freddie Mac, Series K082, Class A2, Multi Family, 3.92% 9/25/2028 (e)(f)	3,000	2,958
Freddie Mac, Series K090, Class A2, Multi Family, 3.422% 2/25/2029 (e)	5,000	4,858
Freddie Mac, Series K749, Class A2, Multi Family, 2.12% 6/25/2029 (e)	2,113	1,997
Freddie Mac, Series K105, Class A2, Multi Family, 1.872% 1/25/2030 (e)	52	48
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030 (e)	44,953	44,558
Freddie Mac, Series K755, Class A2, Multi Family, 5.203% 2/25/2031 (e)	13,009	13,231
Freddie Mac, Series K144, Class A2, Multi Family, 2.45% 4/25/2032 (e)	5,358	4,749
Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 6/25/2032 (e)	4,990	4,407
Freddie Mac, Series K144, Class AM, Multi Family, 2.45% 7/25/2032 (e)	3,000	2,619
Freddie Mac, Series K144, Class A2, Multi Family, 2.45% 7/25/2032 (e)	2,536	2,248
Freddie Mac, Series 3171, Class MO, principal only, 0% 6/15/2036 (e)	133	117
Freddie Mac, Series 3213, Class OG, principal only, 0% 9/15/2036 (e)	76	71
Freddie Mac, Series 3292, Class BO, principal only, 0% 3/15/2037 (e)	50	42
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (e)	4,156	3,849
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056 (e)	4,698	4,000
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056 (e)	941	804
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (e)	4,397	4,086
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (e)(f)	4,143	3,832
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057 (e)	4,861	4,068
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057 (e)(f)	4,625	4,044
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057 (e)	2,420	2,148
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (e)(f)	11,894	11,389
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057 (e)	5,996	5,281
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058 (e)	6,320	5,540
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058 (e)	1,918	1,828
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/25/2058 (e)	2,146	1,871
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058 (e)	1,791	1,572
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058 (e)	379	363
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059 (e)	2,846	2,637
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2024-1, Class MT, 3.00% 11/25/2063 (e)	16,880	13,866
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2024-2, Class MT, 3.50% 5/25/2064 (e)	10,642	9,042
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028 (e)	628	614
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (e)	8,789	8,554
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029 (e)	21,235	20,116
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029 (e)	11,955	11,310
FREMF Mortgage Trust, Series 2018-K81, Class B, 4.306% 9/25/2051 (e)(f)(g)	4,000	3,937
FREMF Mortgage Trust, Series 2018-K83, Class B, 4.423% 11/25/2051 (e)(f)(g)	15,583	15,352
Government National Mortgage Assn. 2.50% 9/1/2056 (e)(h)	2,960	2,477
Government National Mortgage Assn. 4.50% 9/1/2056 (e)(h)	6,024	5,644
Government National Mortgage Assn. 5.50% 9/1/2056 (e)(h)	12,695	12,613
Government National Mortgage Assn. 4.50% 10/1/2056 (e)(h)	21,935	20,532
Government National Mortgage Assn. Pool #005306 4.50% 2/20/2042 (e)	5	4
Government National Mortgage Assn. Pool #MA4511 4.00% 6/20/2047 (e)	7,052	6,555
Government National Mortgage Assn. Pool #MA5332 5.00% 7/20/2048 (e)	2	2
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049 (e)	3	3
Government National Mortgage Assn. Pool #MA6217 2.50% 10/20/2049 (e)	33	28
Government National Mortgage Assn. Pool #MA6930 2.00% 10/20/2050 (e)	68	54
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (e)	42,718	34,353
Government National Mortgage Assn. Pool #MA7533 2.00% 8/20/2051 (e)	1,062	853
Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051 (e)	22,471	18,820
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051 (e)	5,479	4,572
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051 (e)	4,176	3,480

Intermediate Bond Fund of America	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051 (e)	USD5,060	$4,224
Government National Mortgage Assn. Pool #MA7766 2.00% 12/20/2051 (e)	879	706
Government National Mortgage Assn. Pool #MA7826 2.00% 1/20/2052 (e)	311	250
Government National Mortgage Assn. Pool #785847 2.50% 1/20/2052 (e)	5,074	4,231
Government National Mortgage Assn. Pool #MA7880 2.00% 2/20/2052 (e)	9,484	7,618
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052 (e)	527	442
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (e)	13,566	11,816
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052 (e)	3,862	3,234
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (e)	10,250	8,928
Government National Mortgage Assn. Pool #MA8099 3.50% 6/20/2052 (e)	224	200
Government National Mortgage Assn. Pool #MA8151 4.50% 7/20/2052 (e)	305	290
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (e)	12,476	11,109
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (e)	109	101
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053 (e)	12,333	11,690
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (e)	131	119
Government National Mortgage Assn. Pool #MB0147 5.50% 1/20/2055 (e)	36,616	36,507
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (e)	2,311	2,303
Government National Mortgage Assn. Pool #MB0366 5.50% 5/20/2055 (e)	10,718	10,680
Government National Mortgage Assn. Pool #MB0424 5.50% 6/20/2055 (e)	31,666	31,542
Government National Mortgage Assn. Pool #MB0485 5.50% 7/20/2055 (e)	5,799	5,774
Government National Mortgage Assn. Pool #MB0556 5.50% 8/20/2055 (e)	1,725	1,717
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (e)	9,487	6,847
Uniform Mortgage-Backed Security 2.00% 9/1/2041 (e)(h)	724	654
Uniform Mortgage-Backed Security 3.00% 9/1/2041 (e)(h)	1,016	947
Uniform Mortgage-Backed Security 5.50% 9/1/2041 (e)(h)	3,487	3,522
Uniform Mortgage-Backed Security 2.00% 10/1/2041 (e)(h)	206	186
Uniform Mortgage-Backed Security 4.00% 9/1/2041 (e)(h)	8,000	7,655
Uniform Mortgage-Backed Security 2.00% 9/1/2056 (e)(h)	85,566	66,775
Uniform Mortgage-Backed Security 2.50% 9/1/2056 (e)(h)	156,538	127,811
Uniform Mortgage-Backed Security 3.00% 9/1/2056 (e)(h)	49,665	42,367
Uniform Mortgage-Backed Security 3.50% 9/1/2056 (e)(h)	5,984	5,312
Uniform Mortgage-Backed Security 4.00% 9/1/2056 (e)(h)	131,229	119,844
Uniform Mortgage-Backed Security 4.50% 9/1/2056 (e)(h)	10,925	10,262
Uniform Mortgage-Backed Security 5.00% 9/1/2056 (e)(h)	17,637	17,026
Uniform Mortgage-Backed Security 5.50% 9/1/2056 (e)(h)	11,377	11,267
Uniform Mortgage-Backed Security 6.00% 9/1/2056 (e)(h)	24,870	25,156
Uniform Mortgage-Backed Security 6.50% 9/1/2056 (e)(h)	53,029	54,661
Uniform Mortgage-Backed Security 2.00% 10/1/2056 (e)(h)	386,548	301,477
Uniform Mortgage-Backed Security 2.50% 10/1/2056 (e)(h)	269,676	220,039
Uniform Mortgage-Backed Security 3.00% 10/1/2056 (e)(h)	59,678	50,866
Uniform Mortgage-Backed Security 3.50% 10/1/2056 (e)(h)	24,309	21,559
Uniform Mortgage-Backed Security 4.00% 10/1/2056 (e)(h)	79,920	72,927
Uniform Mortgage-Backed Security 4.50% 10/1/2056 (e)(h)	12,247	11,493
Uniform Mortgage-Backed Security 5.00% 10/1/2056 (e)(h)	41,139	39,667
Uniform Mortgage-Backed Security 5.50% 10/1/2056 (e)(h)	15,647	15,471
Uniform Mortgage-Backed Security 6.00% 10/1/2056 (e)(h)	122,022	123,228
Uniform Mortgage-Backed Security 6.50% 10/1/2056 (e)(h)	114,709	118,043
		4,739,954

Collateralized mortgage-backed obligations (privately originated) 4.51%
Angel Oak Mortgage Trust, Series 2024-8, Class A1, 5.338% 5/27/2069 (6.338% on 8/1/2028) (e)(g)(i)	3,513	3,515
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048 (e)(f)(g)	5,647	5,150
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 1/25/2049 (e)(f)(g)	1,519	1,509
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055 (e)(g)	319	315
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 3.495% 12/25/2056 (e)(g)	7,365	7,168
Aspire Mortgage Trust, Series 2026-2, Class A1A, 5.325% 4/26/2066 (6.325% on 4/1/2030) (e)(g)(i)	20,304	20,234
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061 (e)(f)(g)	11,053	10,191
BRAVO Residential Funding Trust, Series 2019-1, Class A1D, 3.50% 3/25/2058 (e)(g)	7,632	7,251
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059 (e)(f)(g)	3,686	3,436
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059 (e)(f)(g)	618	614
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061 (e)(f)(g)	902	815
BRAVO Residential Funding Trust, Series 2022-NQM1, Class A1, 4.626% 9/25/2061 (e)(g)	1,540	1,492
BRAVO Residential Funding Trust, Series 2022-NQM2, Class A1, 5.272% 11/25/2061 (e)(g)	626	625
BRAVO Residential Funding Trust, Series 2023-NQM4, Class A1, 6.435% 5/25/2063 (7.435% on 6/1/2027) (e)(g)(i)	1,711	1,712
BRAVO Residential Funding Trust, Series 2024-NQM6, Class A1, 5.409% 8/1/2064 (6.409% on 8/1/2028) (e)(g)(i)	6,142	6,142

18	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
BRAVO Residential Funding Trust, Series 2025-NQM1, Class A1, 5.604% 12/25/2064 (e)(g)(i)	USD10,112	$10,121
BRAVO Residential Funding Trust, Series 2025-NQM5, Class A1, 5.496% 2/25/2065 (6.496% on 5/1/2027) (e)(g)(i)	7,576	7,572
BRAVO Residential Funding Trust, Series 2025-NQM8, Class A1A, 5.082% 6/25/2065 (6.082% on 8/1/2029) (e)(g)(i)	7,663	7,603
BRAVO Residential Funding Trust, Series 2025-NQM10, Class A1, 4.868% 9/25/2065 (e)(f)(g)	16,897	16,685
Bridge Trust, Series 2025-SFR1, Class A, 4.05% 9/17/2042 (e)(g)	9,524	9,081
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3, 3.185% 7/25/2049 (e)(f)(g)	206	204
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class AS, 4.027% 5/15/2052 (e)	1,255	1,155
Cascade Funding Mortgage Trust, Series 2024-NR1, Class A1, 6.405% 11/25/2029 (9.405% on 11/25/2027) (e)(g)(i)	7,599	7,614
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (e)(f)(g)	1,828	1,823
Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054 (e)(f)(g)	17,934	17,493
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A2, 3.585% 12/10/2054 (e)	1,926	1,921
Chase Mortgage Finance Corp., Series 2024-RPL2, Class A1A, 3.25% 8/25/2064 (e)(f)(g)	3,900	3,368
Chase Mortgage Finance Corp., Series 2024-RPL4, Class A1B, 3.375% 12/25/2064 (e)(f)(g)	4,031	3,507
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061 (e)(f)(g)	28,971	26,982
CIM Trust, Series 2020-R7, Class A1B, 2.25% 12/27/2061 (e)(f)(g)	6,000	4,754
CIM Trust, Series 2024-R1, Class A1, 4.75% 6/25/2064 (e)(f)(g)	5,020	4,898
CIM Trust, Series 2025-R1, Class A1, 5.00% 2/25/2099 (8.00% on 3/1/2028) (e)(g)(i)	5,165	5,095
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060 (e)(f)(g)	789	757
Citigroup Mortgage Loan Trust, Series 2018-RP1, Class M1, 3.00% 9/25/2064 (e)(f)(g)	5,000	4,727
COLT Funding, LLC, Series 2023-3, Class A1, 7.18% 9/25/2068 (8.18% on 9/1/2027) (e)(g)(i)	1,410	1,411
COLT Funding, LLC, Series 2023-4, Class B1, 8.198% 10/25/2068 (e)(f)(g)	2,000	2,005
COLT Funding, LLC, Series 2024-7, Class A1, 5.538% 12/26/2069 (6.538% on 11/1/2028) (e)(g)(i)	3,093	3,101
COLT Funding, LLC, Series 2025-1, Class A1, 5.699% 1/25/2070 (6.699% on 1/1/2029) (e)(g)(i)	2,651	2,656
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066 (e)(f)(g)	1,037	935
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1 (30-day Average USD-SOFR + 3.10%) 6.743% 10/25/2041 (e)(f)(g)	9,770	9,824
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 5.943% 5/25/2043 (e)(f)(g)	1,787	1,815
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.543% 6/25/2043 (e)(f)(g)	1,152	1,160
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, (30-day Average USD-SOFR + 2.70%) 6.343% 7/25/2043 (e)(f)(g)	1,968	2,014
Connecticut Avenue Securities Trust, Series 2023-R08, Class 1M2, (30-day Average USD-SOFR +. 2.50%) 6.143% 10/25/2043 (e)(f)(g)	4,095	4,173
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M1, (30-day Average USD-SOFR + 1.05%) 4.693% 1/25/2044 (e)(f)(g)	1,329	1,332
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.743% 2/25/2044 (e)(f)(g)	324	324
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1A1, (30-day Average USD-SOFR + 1.15%) 4.793% 9/25/2044 (e)(f)(g)	4,704	4,726
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M2, (30-day Average USD-SOFR + 1.60%) 5.243% 9/25/2044 (e)(f)(g)	1,019	1,023
Connecticut Avenue Securities Trust, Series 2025-R01, Class 1A1, (30-day Average USD-SOFR + 0.95%) 4.593% 1/25/2045 (e)(f)(g)	2,910	2,918
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1A1, (30-day Average USD-SOFR + 1.00%) 4.643% 2/25/2045 (e)(f)(g)	1,045	1,048
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1M1, (30-day Average USD-SOFR + 1.15%) 4.793% 2/25/2045 (e)(f)(g)	1,199	1,202
Connecticut Avenue Securities Trust, Series 2025-R03, Class 2M1, (30-day Average USD-SOFR + 1.60%) 5.243% 3/25/2045 (e)(f)(g)	4,098	4,109
Connecticut Avenue Securities Trust, Series 2025-R03, Class 1M1, (30-day Average USD-SOFR + 0.95%) 4.593% 9/25/2045 (e)(f)(g)	18,397	18,435
Connecticut Avenue Securities Trust, Series 2026-R02, Class 1M1, (30-day Average USD-SOFR + 1.05%) 4.693% 2/25/2046 (e)(f)(g)	4,996	5,006
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 4.00% 8/1/2057 (e)(f)(g)	854	780
Credit Suisse Mortgage Trust, Series 2019-RPL1, Class A1A, 3.65% 7/25/2058 (e)(f)(g)	597	587
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060 (e)(f)(g)	1,318	1,150
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 11/25/2032 (e)	35	35
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 12/25/2032 (e)	47	48
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 7/25/2033 (e)	53	52
CS First Boston Mortgage Securities Corp., Series 2003-29, Class VA1, 7.00% 12/25/2033 (e)	30	30
Finance of America Structured Securities Trust, Series 2025-PC1, Class A1, 4.50% 5/25/2075 (e)(g)	20,811	19,969
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051 (e)(f)(g)	1,560	1,256
Flagstar Mortgage Trust, Series 2021-11INV, Class A2, 3.00% 11/25/2051 (e)(f)(g)	13,295	11,187
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2B, (30-day Average USD-SOFR + 1.914%) 5.558% 7/25/2030 (e)(f)	1,931	1,958

Intermediate Bond Fund of America	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B1, (30-day Average USD-SOFR + 3.40%) 7.043% 8/25/2033 (e)(f)(g)	USD202	$224
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA6, Class B1, (30-day Average USD-SOFR + 3.40%) 7.043% 10/25/2041 (e)(f)(g)	6,000	6,034
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class B1, (30-day Average USD-SOFR + 3.65%) 7.293% 11/25/2041 (e)(f)(g)	20,107	20,272
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1A, (30-day Average USD-SOFR + 1.30%) 4.943% 2/25/2042 (e)(f)(g)	68	68
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 6.593% 6/25/2042 (e)(f)(g)	5,767	5,843
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 5.793% 9/25/2042 (e)(f)(g)	88	88
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA1, Class A1, (30-day Average USD-SOFR + 1.35%) 4.993% 2/25/2044 (e)(f)(g)	15,974	16,059
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class A1, (30-day Average USD-SOFR + 1.25%) 4.893% 5/25/2044 (e)(f)(g)	20,882	21,004
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class A1, (30-day Average USD-SOFR + 1.05%) 4.693% 10/25/2044 (e)(f)(g)	2,658	2,669
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA3, Class A1, (30-day Average USD-SOFR + 0.95%) 4.593% 9/25/2045 (e)(f)(g)	1,750	1,756
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2026-DNA1, Class A1, (30-day Average USD-SOFR + 0.85%) 4.493% 2/25/2046 (e)(f)(g)	13,360	13,399
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2026-DNA1, Class M1, (30-day Average USD-SOFR + 1.00%) 4.643% 2/25/2046 (e)(f)(g)	10,700	10,726
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, (30-day Average USD-SOFR + 4.00%) 7.643% 11/25/2050 (e)(f)(g)	6,500	7,092
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (e)(g)(i)	3,578	3,594
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066 (e)(f)(g)	11,949	11,061
GCAT Trust, Series 2025-NQM4, Class A1, 5.529% 6/25/2070 (e)(g)(i)	12,385	12,381
GS Mortgage-Backed Securities Trust, Series 2023-PJ5, Class A22, 6.50% 2/25/2054 (e)(f)(g)	2,500	2,524
Home Partners of America Trust, Series 2021-2, Class C, 2.402% 12/17/2026 (e)(g)	2,878	2,858
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039 (e)(g)	3,356	3,340
Home Partners of America Trust, Series 2019-1, Class A, 2.908% 9/17/2039 (e)(g)	2,024	1,981
Imperial Fund Mortgage Trust, Series 2022-NQM7, Class A1, 7.369% 11/25/2067 (8.369% on 11/1/2026) (e)(g)(i)	15,010	15,016
Imperial Fund Mortgage Trust, Series 2023-NQM1, Class A1, 5.941% 2/25/2068 (6.941% on 1/1/2027) (e)(g)(i)	11,229	11,234
IRV Trust, Series 2025-200P, Class A, 5.471% 3/14/2047 (e)(f)(g)	2,651	2,626
JP Morgan Mortgage Trust, Series 2026-NQX1, Class A1, 5.50% 7/25/2066 (e)(f)(g)	5,627	5,608
JP Morgan Mortgage Trust, Series 2026-NQX2, Class A1A, 5.628% 10/25/2066 (6.628% on 6/1/2030) (e)(g)(i)	30,622	30,642
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 5.75% 4/25/2061 (e)(g)	9,964	10,003
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 6.25% 7/25/2067 (e)(g)	8,604	8,650
Liberty Street Trust, Series 2026-225L, Class A, 4.746% 2/10/2043 (e)(f)(g)	12,021	11,710
MFRA Trust, Series 2020-NQM1, Class A1, 2.479% 3/25/2065 (e)(f)(g)	401	392
MFRA Trust, Series 2024-NQM2, Class A1, 5.272% 8/25/2069 (6.272% on 8/1/2028) (e)(g)(i)	4,924	4,929
MFRA Trust, Series 2024-NQM3, Class A1, 5.722% 12/25/2069 (6.722% on 12/1/2028) (e)(g)(i)	7,706	7,723
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (e)(g)(i)	6,823	6,784
Mill City Mortgage Trust, Series 15-1, Class M3, 3.746% 6/25/2056 (e)(f)(g)	650	646
Mill City Mortgage Trust, Series 2016-1, Class M3, 3.35% 4/25/2057 (e)(f)(g)	1,886	1,872
Mill City Mortgage Trust, Series 2019-3, Class A1, 3.482% 8/25/2058 (e)(f)(g)	527	523
Mill City Mortgage Trust, Series 2019-GS1, Class A1, 2.75% 7/25/2059 (e)(f)(g)	74	73
Morgan Stanley Residential Mortgage Loan Trust, Series 2026-CLTR1, Class A1, 5.612% 7/25/2068 (e)(f)(g)	11,721	11,721
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM2, Class A1, 6.386% 5/25/2069 (7.386% on 5/1/2028) (e)(g)(i)	6,258	6,294
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM3, Class A1, 5.044% 7/25/2069 (e)(f)(g)	2,474	2,468
Morgan Stanley Residential Mortgage Loan Trust, Series 2025-NQM1, Class A1, 5.738% 11/25/2069 (e)(f)(g)	7,252	7,268
New Residential Mortgage Loan Trust, Series 2016-1A, Class A1, 3.75% 3/25/2056 (e)(f)(g)	405	382
New Residential Mortgage Loan Trust, Series 2018-RPL1, Class A1, 3.50% 12/25/2057 (e)(f)(g)	761	736
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 4.00% 12/25/2057 (e)(f)(g)	25	24
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25% 12/25/2057 (e)(f)(g)	1,010	967
New Residential Mortgage Loan Trust, Series 2018-5A, Class A1, 4.75% 12/25/2057 (e)(f)(g)	827	804
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1, 2.75% 7/25/2059 (e)(f)(g)	1,269	1,225
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1, 2.75% 11/25/2059 (e)(f)(g)	2,091	2,002
New Residential Mortgage Loan Trust, Series 2025-NQM2, Class A1, 5.566% 4/25/2065 (e)(g)(i)	6,882	6,874
New York Mortgage Trust, Series 2024-CP1, Class A1, 3.75% 2/25/2068 (e)(f)(g)	3,471	3,168
Onslow Bay Financial Mortgage Loan Trust, Series 2024-HYB1, Class A1, 3.688% 3/25/2053 (e)(f)(g)	5,865	5,828
Onslow Bay Financial Mortgage Loan Trust, Series 2020-EXP1, Class 2A1B, (3-month USD CME Term SOFR + 0.864%) 4.532% 2/25/2060 (e)(f)(g)	1,611	1,594

20	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Onslow Bay Financial Mortgage Loan Trust, Series 2025-NQM8, Class A1, 5.472% 3/25/2065 (6.472% on 5/1/2029) (e)(g)(i)	USD7,561	$7,555
Onslow Bay Financial Mortgage Loan Trust, Series 2026-NQM4, Class A1, 5.173% 2/25/2066 (e)(f)(g)	12,817	12,700
Onslow Bay Financial, LLC, Series 2024-HYB2, Class A1, 3.717% 4/25/2053 (e)(f)(g)	11,421	11,345
Onslow Bay Financial, LLC, Series 2022-NQM6, Class A1, 4.70% 7/25/2062 (e)(g)	4,493	4,489
Onslow Bay Financial, LLC, Series 2026-R1, Class A1, 4.884% 1/25/2063 (e)(f)(g)	12,945	12,716
Onslow Bay Financial, LLC, Series 2023-NQM7, Class A1, 6.844% 4/25/2063 (7.844% on 9/1/2027) (e)(g)(i)	2,199	2,200
Onslow Bay Financial, LLC, Series 2024-NQM1, Class A1, 5.928% 11/25/2063 (6.928% on 12/1/2027) (e)(g)(i)	1,464	1,467
Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 1/25/2064 (6.988% on 3/1/2028) (e)(g)(i)	3,934	3,946
Onslow Bay Financial, LLC, Series 2024-NQM4, Class A1, 6.067% 1/25/2064 (7.067% on 2/1/2028) (e)(g)(i)	6,401	6,420
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (e)(g)(i)	4,347	4,369
Onslow Bay Financial, LLC, Series 2024-NQM10, Class A1, 6.18% 5/25/2064 (7.18% on 6/1/2028) (e)(g)(i)	5,860	5,887
Onslow Bay Financial, LLC, Series 2024-NQM8, Class A1, 6.233% 5/25/2064 (7.233% on 5/1/2028) (e)(g)(i)	10,000	10,048
Onslow Bay Financial, LLC, Series 2024-NQM13, Class A1, 5.116% 6/25/2064 (6.116% on 8/1/2028) (e)(g)(i)	4,055	4,047
Onslow Bay Financial, LLC, Series 2024-NQM11, Class A1, 5.875% 6/25/2064 (6.825% on 7/1/2028) (e)(g)(i)	8,927	8,953
Onslow Bay Financial, LLC, Series 2024-NQM17, Class A1, 5.61% 11/25/2064 (6.61% on 11/1/2028) (e)(g)(i)	11,639	11,655
Onslow Bay Financial, LLC, Series 2025-NQM3, Class A1, 5.648% 12/1/2064 (6.648% on 2/1/2029) (e)(g)(i)	7,718	7,728
Onslow Bay Financial, LLC, Series 2025-NQM1, Class A1, 5.547% 12/25/2064 (6.547% on 12/1/2028) (e)(g)(i)	12,658	12,661
Onslow Bay Financial, LLC, Series 2025-NQM12, Class A1, 5.316% 6/25/2065 (6.316% on 6/1/2031) (e)(g)(i)	27,646	27,502
Onslow Bay Financial, LLC, Series 2025-NQM14, Class A1A, 5.162% 7/25/2065 (6.162% on 7/1/2029) (e)(g)(i)	5,662	5,625
Onslow Bay Financial, LLC, Series 2025-NQM16, Class A1A, 4.905% 8/25/2065 (5.905% on 9/1/2029) (e)(g)(i)	4,349	4,299
Onslow Bay Financial, LLC, Series 2025-NQM18, Class A1A, 5.057% 9/25/2065 (6.057% on 9/1/2029) (e)(g)(i)	8,784	8,706
Onslow Bay Financial, LLC, Series 2025-NQM19, Class A1, 4.869% 10/25/2065 (e)(f)(g)	19,538	19,285
Onslow Bay Financial, LLC, Series 2026-NQM5, Class A1, 5.321% 1/25/2066 (e)(f)(g)	11,261	11,209
PMT Loan Trust, Series 2024-INV1, Class A2, 6.00% 10/25/2059 (e)(f)(g)	1,196	1,207
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056 (e)(f)(g)	7,504	6,592
Progress Residential Trust, Series 2022-SFR2, Class A, 2.95% 4/17/2027 (e)(g)	1,097	1,085
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039 (e)(g)	1,532	1,518
Progress Residential Trust, Series 2022-SFR6, Class B, 4.997% 7/20/2039 (e)(g)	500	499
Progress Residential Trust, Series 2024-SFR1, Class A, 3.35% 2/17/2041 (e)(g)	6,032	5,793
Progress Residential Trust, Series 2024-SFR3, Class A, 3.00% 6/17/2041 (e)(g)	8,920	8,447
Progress Residential Trust, Series 2024-SFR5, Class A, 3.00% 8/17/2041 (e)(g)	4,945	4,647
Progress Residential Trust, Series 2025-SFR2, Class A, 3.305% 4/17/2042 (e)(g)	3,365	3,177
Progress Residential Trust, Series 2025-SFR3, Class A, 3.39% 7/17/2042 (e)(g)	9,485	8,883
Progress Residential Trust, Series 2025-SFR6, Class A, 4.00% 12/17/2042 (e)(g)	8,725	8,334
Progress Residential Trust, Series 2025-SFR6, Class B, 4.00% 12/17/2042 (e)(g)	2,006	1,885
Progress Residential Trust, Series 2025-SFR6, Class D, 4.00% 12/17/2042 (e)(g)	1,734	1,602
Progress Residential Trust, Series 2026-SFR1, Class A, 3.85% 2/17/2043 (e)(g)	15,272	14,382
Progress Residential Trust, Series 2026-SFR2, Class A, 4.24% 5/17/2043 (e)(g)	12,922	12,451
PRP Advisors, LLC, Series 2025-RPL3, Class A1, 3.25% 4/25/2055 (4.25% on 4/1/2028) (e)(g)(i)	3,402	3,286
Sequoia Mortgage Trust, Series 2025-HYB1, Class A1A, 5.017% 10/25/2055 (e)(f)(g)	13,748	13,479
Sequoia Mortgage Trust, Series 2026-MED2, Class A1A, 5.613% 8/25/2056 (e)(f)(g)	30,560	30,361
Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 5.389% 10/17/2041 (e)(f)(g)	13,181	13,219
Starwood Mortgage Residential Trust, Series 2025-SFR5, Class A, (1-month USD CME Term SOFR + 1.45%) 5.09% 2/17/2042 (e)(f)(g)	1,857	1,861
Towd Point Mortgage Trust, Series 2016-1, Class B1, 4.296% 2/25/2055 (e)(f)(g)	7,070	6,989
Towd Point Mortgage Trust, Series 2015-5, Class B1, 3.952% 5/25/2055 (e)(f)(g)	10,612	10,526
Towd Point Mortgage Trust, Series 2016-4, Class M2, 3.75% 7/25/2056 (e)(f)(g)	4,799	4,767
Towd Point Mortgage Trust, Series 2017-1, Class M1, 3.75% 10/25/2056 (e)(f)(g)	2,861	2,836
Towd Point Mortgage Trust, Series 2017-2, Class M1, 3.75% 4/25/2057 (e)(f)(g)	5,203	5,170
Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75% 4/25/2057 (e)(f)(g)	5,233	5,066
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 6/25/2057 (e)(f)(g)	250	246
Towd Point Mortgage Trust, Series 2017-4, Class A2, 3.00% 6/25/2057 (e)(f)(g)	5,541	5,268
Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.00% 7/25/2057 (e)(f)(g)	1,595	1,585
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057 (e)(f)(g)	282	280
Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.00% 10/25/2057 (e)(f)(g)	10,335	9,965
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058 (e)(f)(g)	689	685
Towd Point Mortgage Trust, Series 2019-1, Class A1, 3.75% 3/25/2058 (e)(f)(g)	2,741	2,637
Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.75% 5/25/2058 (e)(f)(g)	1,188	1,163
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (1-month USD CME Term SOFR + 1.114%) 4.782% 5/25/2058 (e)(f)(g)	1,137	1,152
Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.00% 6/25/2058 (e)(f)(g)	5,689	5,314
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058 (e)(f)(g)	58	58
Towd Point Mortgage Trust, Series 2019-2, Class A1, 3.75% 12/25/2058 (e)(f)(g)	2,426	2,332
Towd Point Mortgage Trust, Series 2019-4, Class A2, 3.25% 10/25/2059 (e)(f)(g)	2,285	2,048

Intermediate Bond Fund of America	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060 (e)(g)	USD5,751	$5,197
Towd Point Mortgage Trust, Series 2015-2, Class 1B2, 3.607% 11/25/2060 (e)(f)(g)	13,157	12,806
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063 (e)(g)	13,691	12,916
Towd Point Mortgage Trust, Series 2024-3, Class A1A, 4.991% 7/25/2065 (e)(f)(g)	6,124	6,110
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.482% 11/17/2039 (e)(g)	6,004	5,773
Tricon Residential Trust, Series 2024-SFR2, Class A, 4.75% 6/17/2040 (e)(g)	8,644	8,587
Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2040 (e)(g)	6,721	6,705
Tricon Residential Trust, Series 2024-SFR3, Class A, 4.50% 8/17/2041 (e)(g)	11,772	11,579
Tricon Residential Trust, Series 2026-SFR1, Class A, (1-month USD CME Term SOFR + 1.10%) 4.74% 2/17/2043 (e)(f)(g)	19,688	19,661
Tricon Residential Trust, Series 2025-SFR2, Class A, 5.20% 8/17/2044 (e)(g)	8,548	8,453
Tricon Residential Trust, Series 2025-SFR2, Class B, 5.424% 8/17/2044 (e)(g)	4,494	4,464
Verus Securitization Trust, Series 2025-R1, Class A1, 5.402% 5/25/2065 (6.402% on 7/1/2029) (e)(g)(i)	18,017	17,973
Verus Securitization Trust, Series 2026-R1, Class A1, 4.832% 10/25/2067 (5.832% on 1/1/2030) (e)(g)(i)	4,964	4,872
Verus Securitization Trust, Series 2026-R5, Class A1, 5.457% 3/25/2068 (e)(f)(g)	10,049	10,012
Verus Securitization Trust, Series 2023-7, Class A1, 7.07% 10/25/2068 (8.07% on 10/1/2027) (e)(g)(i)	1,956	1,957
Verus Securitization Trust, Series 2023-8, Class M1, 7.454% 12/25/2068 (e)(f)(g)	1,170	1,176
Verus Securitization Trust, Series 2024-1, Class M1, 6.668% 1/25/2069 (e)(f)(g)	2,819	2,831
Verus Securitization Trust, Series 2024-2, Class A1, 6.095% 2/25/2069 (7.095% on 2/1/2028) (e)(g)(i)	2,958	2,967
Verus Securitization Trust, Series 2024-3, Class A1, 6.338% 4/25/2069 (7.338% on 4/1/2028) (e)(g)(i)	10,665	10,724
Verus Securitization Trust, Series 2024-5, Class A1, 6.192% 6/25/2069 (7.192% on 6/1/2028) (e)(g)(i)	11,519	11,589
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (e)(g)(i)	5,810	5,842
Verus Securitization Trust, Series 2024-INV2, Class A1, 5.332% 8/26/2069 (6.332% on 8/1/2028) (e)(g)(i)	4,318	4,325
Verus Securitization Trust, Series 2024-7, Class A1, 5.095% 9/25/2069 (e)(f)(g)	3,767	3,764
Verus Securitization Trust, Series 2024-R1, Class A1, 5.218% 9/25/2069 (e)(f)(g)	2,490	2,490
Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069 (e)(f)(g)	4,305	4,311
Verus Securitization Trust, Series 2024-9, Class A1, 5.438% 11/25/2069 (e)(f)(g)	4,650	4,662
Verus Securitization Trust, Series 2025-3, Class A1, 5.623% 5/25/2070 (6.623% on 4/1/2029) (e)(g)(i)	11,350	11,362
Verus Securitization Trust, Series 2025-5, Class A1, 5.427% 6/25/2070 (6.427% on 6/1/2029) (e)(g)(i)	5,268	5,261
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (e)(g)(i)	7,546	7,490
Verus Securitization Trust, Series 2025-8, Class A1A, 4.869% 9/25/2070 (5.869% on 9/1/2029) (e)(g)(i)	8,972	8,867
Verus Securitization Trust, Series 2026-2, Class A1, 4.59% 2/25/2071 (e)(f)(g)	12,697	12,449
Verus Securitization Trust, Series 2026-4, Class A1, 4.998% 4/25/2071 (e)(f)(g)	16,855	16,648
		1,293,987

Commercial mortgage-backed securities 4.07%
ALA Trust, Series 2025-OANA, Class A, (1-month USD CME Term SOFR + 1.743%) 5.382% 6/15/2040 (e)(f)(g)	1,840	1,851
AMSR Trust, Series 2021-SFR3, Class A, 1.476% 10/17/2038 (e)(g)	2,972	2,964
AMSR Trust, Series 2023-SFR2, Class A, 3.95% 6/17/2040 (e)(g)	2,286	2,237
AMSR Trust, Series 2025-SFR1, Class A, 3.655% 6/17/2042 (e)(g)	5,160	4,869
AMSR Trust, Series 2025-SFR2, Class A, 4.275% 11/17/2042 (e)(g)	5,565	5,345
AMSR Trust, Series 2026-SFR1, Class A, 3.775% 4/17/2043 (e)(g)	6,382	5,974
AMSR Trust, Series 2026-SFR2, Class A, 3.81% 9/17/2043 (e)(g)	24,184	22,533
AMSR Trust, Series 2026-SFR2, Class D, 3.81% 9/17/2043 (e)(g)	1,944	1,764
AMSR Trust, Series 2026-SFR2, Class B, 3.81% 9/17/2043 (e)(g)	1,886	1,738
AMSR Trust, Series 2026-SFR2, Class C, 3.81% 9/17/2043 (e)(g)	1,747	1,599
ARES Commercial Mortgage Trust, Series 24-IND, Class A, (1-month USD CME Term SOFR + 1.69%) 5.331% 7/15/2041 (e)(f)(g)	3,580	3,591
Atrium Hotel Portfolio Trust, Series 2024-ATRM, Class A, 5.59% 11/10/2029 (e)(f)(g)	8,416	8,405
Bank Commercial Mortgage Trust, Series 2017-BNK4, Class A3, 3.362% 5/15/2050 (e)	9,351	9,297
Bank Commercial Mortgage Trust, Series 2022-BNK43, Class A5, 4.399% 8/15/2055 (e)	1,490	1,424
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class A5, 5.203% 2/15/2056 (e)	770	767
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 4/15/2056 (e)(f)	2,661	2,698
Bank Commercial Mortgage Trust, Series 2023-5YR3, Class AS, 7.559% 9/15/2056 (e)(f)	3,909	4,037
Bank Commercial Mortgage Trust, Series 2024-5YR9, Class A3, 5.614% 8/15/2057 (e)	12,415	12,589
Bank Commercial Mortgage Trust, Series 2024-5YR8, Class A3, 5.884% 8/15/2057 (e)	2,360	2,403
Bank Commercial Mortgage Trust, Series 2024-5YR11, Class A3, 5.893% 11/15/2057 (e)	18,088	18,464
Bank Commercial Mortgage Trust, Series 2024-5YR11, Class AS, 6.139% 11/15/2057 (e)	2,509	2,549
Bank Commercial Mortgage Trust, Series 2024-5YR12, Class A3, 5.902% 12/15/2057 (e)(f)	6,956	7,116
Bank Commercial Mortgage Trust, Series 2024-5YR12, Class AS, 6.122% 12/15/2057 (e)(f)	3,272	3,323
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061 (e)	9,814	9,246
Bank Commercial Mortgage Trust, Series 2019-BN18, Class A4, 3.584% 5/15/2062 (e)	7,587	7,254
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063 (e)	2,157	1,965
Bank5, Series 2025-5YR18, Class AS, 5.466% 12/15/2058 (e)(f)	8,992	8,984
Bank5, Series 2025-5YR18, Class B, 5.717% 12/15/2058 (e)(f)	2,416	2,414

22	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Barclays Commercial Mortgage Securities, LLC, Series 2018-TALL, Class A, ((1-month USD CME Term SOFR + 0.047%) + 0.872%) 4.558% 3/15/2037 (e)(f)(g)	USD2,539	$2,396
Barclays Commercial Mortgage Securities, LLC, Series 2022-C16, Class A5, 4.60% 6/15/2055 (e)(f)	560	539
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class A5, 5.451% 4/15/2056 (e)	3,627	3,635
Barclays Commercial Mortgage Securities, LLC, Series 2023-C21, Class A5, 6.00% 9/15/2056 (e)(f)	2,300	2,387
Barclays Commercial Mortgage Securities, LLC, Series 23-5C23, Class AS, 7.701% 12/15/2056 (e)(f)	777	806
Barclays Commercial Mortgage Securities, LLC, Series 2024-5C31, Class AS, 5.852% 12/15/2057 (e)(f)	3,130	3,146
Barclays Commercial Mortgage Securities, LLC, Series 2025-5C34, Class B, 6.542% 5/15/2058 (e)(f)	197	202
Barclays Commercial Mortgage Securities, LLC, Series 2025-5C38, Class A3, 5.146% 11/15/2058 (e)	4,000	4,000
Barclays Commercial Mortgage Securities, LLC, Series 2025-5C38, Class AS, 5.476% 11/15/2058 (e)	4,000	3,998
Barclays Commercial Mortgage Securities, LLC, Series 2026-5C41, Class AS, 5.755% 5/15/2069 (e)(f)	1,707	1,723
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.882% 2/15/2051 (e)(f)	4,180	4,116
Benchmark Mortgage Trust, Series 2018-B3, Class AS, 4.195% 4/10/2051 (e)(f)	8,784	8,380
Benchmark Mortgage Trust, Series 2019-B9, Class A5, 4.016% 3/15/2052 (e)	5,140	5,001
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053 (e)	2,202	1,977
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053 (e)(f)	5,872	5,777
Benchmark Mortgage Trust, Series 2020-B19, Class A5, 1.85% 9/15/2053 (e)	12,968	11,584
Benchmark Mortgage Trust, Series 2020-B20, Class A5, 2.034% 10/15/2053 (e)	2,500	2,221
Benchmark Mortgage Trust, Series 2020-B21, Class AS, 2.254% 12/17/2053 (e)	2,000	1,719
Benchmark Mortgage Trust, Series 2021-B23, Class A5, 2.07% 2/15/2054 (e)	1,500	1,323
Benchmark Mortgage Trust, Series 2021-B24, Class A4, 2.264% 3/15/2054 (e)	3,250	2,937
Benchmark Mortgage Trust, Series 2021-B25, Class A5, 2.577% 4/15/2054 (e)	16,713	14,867
Benchmark Mortgage Trust, Series 2021-B27, Class A5, 2.39% 7/15/2054 (e)	10,274	9,093
Benchmark Mortgage Trust, Series 2022-B34, Class A5, 3.786% 4/15/2055 (e)(f)	2,319	2,119
Benchmark Mortgage Trust, Series 2025-V14, Class AM, 6.09% 4/15/2057 (e)(f)	552	561
Benchmark Mortgage Trust, Series 2024-V8, Class A3, 6.189% 7/15/2057 (e)(f)	3,974	4,075
Benchmark Mortgage Trust, Series 2019-B13, Class A4, 2.952% 8/15/2057 (e)	1,650	1,549
Benchmark Mortgage Trust, Series 2024-V9, Class A3, 5.602% 8/15/2057 (e)	15,676	15,855
Benchmark Mortgage Trust, Series 2024-V9, Class AS, 6.064% 8/15/2057 (e)(f)	1,000	1,012
Benchmark Mortgage Trust, Series 2024-V10, Class A3, 5.277% 9/15/2057 (e)	1,058	1,062
Benchmark Mortgage Trust, Series 2024-V11, Class A3, 5.909% 11/15/2057 (e)(f)	4,250	4,340
Benchmark Mortgage Trust, Series 2024-V11, Class AM, 6.201% 11/15/2057 (e)(f)	2,316	2,356
Benchmark Mortgage Trust, Series 2026-V23, Class AM, 6.163% 8/28/2059 (e)	2,677	2,744
Benchmark Mortgage Trust, Series 2026-B43, Class A5, 5.506% 4/15/2063 (e)	2,008	2,023
BFLD Trust, Series 2025-5MW, Class A, 4.83% 10/10/2042 (e)(f)(g)	7,318	7,170
BLP Commercial Mortgage Trust, Series 2024-IND2, Class A, (1-month USD CME Term SOFR + 1.342%) 4.981% 3/15/2041 (e)(f)(g)	6,368	6,384
BMO Mortgage Trust, Series 2022-C2, Class A5, 4.974% 7/15/2054 (e)(f)	1,830	1,804
BMO Mortgage Trust, Series 2023-C5, Class A5, 5.765% 6/15/2056 (e)	1,328	1,349
BMO Mortgage Trust, Series 2023-5C1, Class A3, 6.534% 8/15/2056 (e)(f)	1,768	1,806
BMO Mortgage Trust, Series 2023-5C1, Class AS, 7.354% 8/15/2056 (e)(f)	2,661	2,733
BMO Mortgage Trust, Series 2023-C6, Class A5, 5.956% 9/15/2056 (e)(f)	1,240	1,274
BMO Mortgage Trust, Series 2023-C6, Class AS, 6.55% 9/15/2056 (e)(f)	5,500	5,683
BMO Mortgage Trust, Series 2024-5C3, Class AS, 6.286% 2/15/2057 (e)(f)	3,648	3,709
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.364% 2/15/2057 (e)(f)	7,389	7,543
BMO Mortgage Trust, Series 2024-5C6, Class A3, 5.316% 9/15/2057 (e)	7,016	7,040
BMO Mortgage Trust, Series 2024-5C8, Class A3, 5.625% 12/15/2057 (e)(f)	5,990	6,065
BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057 (e)(f)	5,450	5,507
BMO Mortgage Trust, Series 2025-5C9, Class AS, 6.165% 4/15/2058 (e)(f)	743	757
BOCA Commercial Mortgage Trust, Series 2025-BOCA, Class A, (1-month USD CME Term SOFR + 1.60%) 5.239% 12/15/2042 (e)(f)(g)	16,271	16,352
BOCA Commercial Mortgage Trust, Series 2025-BOCA, Class B, (1-month USD CME Term SOFR + 1.90%) 5.539% 12/15/2042 (e)(f)(g)	3,044	3,068
BOCA Commercial Mortgage Trust, Series 2025-BOCA, Class C, (1-month USD CME Term SOFR + 2.15%) 5.789% 12/15/2042 (e)(f)(g)	721	727
BOCA Commercial Mortgage Trust, Series 2025-BOCA, Class D, (1-month USD CME Term SOFR + 2.50%) 6.139% 12/15/2042 (e)(f)(g)	242	243
BX Commercial Mortgage Trust, Series 2024-GPA3, Class A, (1-month USD CME Term SOFR + 1.293%) 4.933% 12/15/2039 (e)(f)(g)	6,570	6,591
BX Commercial Mortgage Trust, Series 2026-VLT9, Class A, (1-month USD CME Term SOFR + 1.70%) 5.339% 3/15/2045 (e)(f)(g)	1,019	1,018
BX Commercial Mortgage Trust, Series 2026-VLT9, Class B, (1-month USD CME Term SOFR + 2.15%) 5.789% 3/15/2045 (e)(f)(g)	987	985
BX Commercial Mortgage Trust, Series 2026-VLT9, Class C, (1-month USD CME Term SOFR + 2.55%) 6.189% 3/15/2045 (e)(f)(g)	215	215

Intermediate Bond Fund of America	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Commercial Mortgage Trust, Series 2026-VLT9, Class D, (1-month USD CME Term SOFR + 3.25%) 6.889% 3/15/2045 (e)(f)(g)	USD1,004	$1,002
BX Commercial Mortgage Trust, Series 2026-VLT10, Class A, 5.537% 7/13/2058 (e)(f)(g)	2,900	2,716
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.13% 4/15/2037 (e)(f)(g)	1,601	1,603
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 4.604% 11/15/2038 (e)(f)(g)	16,746	16,767
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 4.629% 1/17/2039 (e)(f)(g)	1,905	1,908
BX Trust, Series 2024-CNYN, Class A, (1-month USD CME Term SOFR + 1.442%) 5.081% 4/15/2041 (e)(f)(g)	8,324	8,348
BX Trust, Series 2024-BIO2, Class A, 5.594% 8/13/2041 (e)(f)(g)	21,869	21,317
BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 5.331% 8/15/2041 (e)(f)(g)	20,629	20,732
BX Trust, Series 2025-BIO3, Class A, 6.138% 2/10/2042 (e)(g)	14,225	13,995
BX Trust, Series 2025-GW, Class A, (1-month USD CME Term SOFR + 1.60%) 5.239% 7/15/2042 (e)(f)(g)	1,480	1,486
BX Trust, Series 2025-ARIA, Class A, 5.199% 12/13/2042 (e)(f)(g)	37,285	36,989
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.339% 12/15/2044 (e)(f)(g)	41,594	41,542
BX Trust, Series 2025-VOLT, Class C, (1-month USD CME Term SOFR + 2.10%) 5.739% 12/15/2044 (e)(f)(g)	6,002	5,991
BX Trust, Series 2025-VOLT, Class D, (1-month USD CME Term SOFR + 2.75%) 6.639% 12/15/2044 (e)(f)(g)	466	464
BXP Trust, Series 2017-GM, Class A, 3.379% 6/13/2039 (e)(g)	9,331	9,213
CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 5.538% 7/15/2041 (e)(f)(g)	7,266	7,275
CALI Mortgage Trust, Series 24-SUN, Class B, (1-month USD CME Term SOFR + 2.34%) 5.987% 7/15/2041 (e)(f)(g)	3,787	3,789
CD Commercial Mortgage Trust, Series 2017-CD3, Class A4, 3.631% 2/10/2050 (e)	2,000	1,973
CD Commercial Mortgage Trust, Series 2017-CD6, Class A5, 3.456% 11/13/2050 (e)	9,983	9,847
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028 (e)(f)(g)	14,000	14,244
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (e)(f)(g)	67,170	67,806
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049 (e)	88	87
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A4, 3.471% 10/12/2050 (e)	2,500	2,468
Citigroup Commercial Mortgage Trust, Series 2026-MFAM1, Class A3, 5.876% 7/15/2059 (e)(f)	9,669	9,906
Citigroup Commercial Mortgage Trust, Series 2026-MFAM1, Class AS, 6.087% 7/15/2059 (e)(f)	316	323
Citigroup Commercial Mortgage Trust, Series 2026-MFAM1, Class B, 6.087% 7/15/2059 (e)(f)	519	524
Citigroup Commercial Mortgage Trust, Series 2026-MFAM1, Class C, 6.087% 7/15/2059 (e)(f)	461	461
Commercial Mortgage Trust, Series 2016-COR1, Class A4, 3.091% 10/10/2049 (e)	2,846	2,839
Commercial Mortgage Trust, Series 2017-COR2, Class A2, 3.239% 9/10/2050 (e)	851	846
Commercial Mortgage Trust, Series 2019-GC44, Class AM, 3.263% 8/15/2057 (e)	510	468
CONE Commercial Mortgage Trust, Series 2026-DFW3, Class A, 5.751% 5/15/2043 (e)(f)(g)	13,678	13,457
CONE Trust, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 5.281% 8/15/2041 (e)(f)(g)	11,554	11,514
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class A4, 3.176% 9/15/2050 (e)	2,330	2,311
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4, 3.191% 11/15/2050 (e)	248	244
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A5, 3.458% 11/15/2050 (e)(f)	1,000	977
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A5, 3.016% 9/15/2052 (e)	3,000	2,804
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.919% 8/12/2043 (e)(f)(g)	11,000	10,831
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/12/2040 (e)(g)	9,316	9,449
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049 (e)	64	64
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.317% 8/10/2042 (e)(f)(g)	9,830	9,773
Ellington Financial Mortgage Trust, Series 2023-1, Class A1, 5.732% 2/25/2068 (6.732% on 1/1/2027) (e)(g)(i)	4,518	4,521
Ellington Financial Mortgage Trust, Series 2025-NQM4, Class A1A, 4.972% 9/25/2070 (5.972% on 8/1/2029) (e)(g)(i)	12,318	12,192
Ellington Financial Mortgage Trust, Series 2026-NQM1, Class A1, 4.771% 2/25/2071 (e)(f)(g)	5,489	5,402
Ellington Financial Mortgage Trust, Series 2026-NQM4, Class A1, 5.466% 4/25/2071 (e)(f)(g)	11,621	11,599
ELM Trust 2024, Series 2024-ELM, Class A15, 5.994% 6/10/2039 (e)(f)(g)	7,231	7,225
ELM Trust 2024, Series 2024-ELM, Class A10, 5.994% 6/10/2039 (e)(f)(g)	6,570	6,565
Extended Stay America Trust, Series 2025-ESH, Class A, (1-month USD CME Term SOFR + 1.30%) 4.939% 10/15/2042 (e)(f)(g)	34,419	34,527
Extended Stay America Trust, Series 2025-ESH, Class B, (1-month USD CME Term SOFR + 1.60%) 5.239% 10/15/2042 (e)(f)(g)	653	655
Extended Stay America Trust, Series 2026-ESH2, Class A, (1-month USD CME Term SOFR + 1.20%) 4.839% 2/15/2043 (e)(f)(g)	18,738	18,774
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056 (e)(f)	12,304	12,404
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.089% 12/15/2039 (e)(f)(g)	4,001	4,012
FS Commercial Mortgage Trust, Series 2026-HULA, Class A, (1-month USD CME Term SOFR + 1.45%) 5.089% 3/15/2041 (e)(f)(g)	13,895	13,943
FS Commercial Mortgage Trust, Series 2026-PALM, Class A, (1-month USD CME Term SOFR + 1.40%) 5.039% 7/15/2041 (e)(f)(g)	4,795	4,807
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039 (e)(g)	7,270	7,281
Great Wolf Trust, Series 2024-WLF2, Class A, (1-month USD CME Term SOFR + 1.691%) 5.33% 5/15/2041 (e)(f)(g)	14,461	14,529
GS Mortgage Securities Trust, Series 2024-70P, Class A, 5.487% 3/10/2041 (e)(f)(g)	4,789	4,742
GS Mortgage Securities Trust, Series 2017-GS6, Class A3, 3.433% 5/10/2050 (e)	1,663	1,641
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050 (e)	4,830	4,766

24	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
GS Mortgage Securities Trust, Series 2019-GC38, Class A3, 3.703% 2/10/2052 (e)	USD2,500	$2,438
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052 (e)	1,000	976
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053 (e)	1,809	1,651
GS Mortgage Securities Trust, Series 2020-GSA2, Class A5, 2.012% 12/12/2053 (e)	2,975	2,616
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.032% 3/15/2042 (e)(f)(g)	13,305	13,351
Hilton USA Trust, Series 2016-HHV, Class A, 3.719% 11/5/2038 (e)(g)	795	793
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 6.072% 5/10/2039 (e)(f)(g)	5,246	5,264
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.649% 1/13/2040 (e)(f)(g)	9,031	9,120
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class B, 3.951% 1/15/2048 (e)	2,387	2,318
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039 (e)(g)	12,313	10,564
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039 (e)(g)	1,164	988
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049 (e)(f)	1,000	997
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class AS, 3.723% 3/15/2050 (e)	1,000	991
JW Commercial Mortgage Trust 2024-MRCO, Series 2024-BERY, Class A, (1-month USD CME Term SOFR + 1.593%) 5.232% 11/15/2039 (e)(f)(g)	3,223	3,231
LV Trust, Series 2024-SHOW, Class A, 5.274% 10/10/2041 (e)(f)(g)	11,473	11,423
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039 (e)(g)	8,385	8,144
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS, 3.561% 4/15/2048 (e)	1,000	969
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2025-5C1, Class AS, 6.011% 3/15/2058 (e)	6,144	6,204
Morgan Stanley Capital I Trust, Series 2022-L8, Class A5, 3.913% 4/15/2055 (e)(f)	420	387
Multifamily Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 6.393% 7/25/2054 (e)(f)(g)	929	937
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.824% 11/5/2038 (e)(f)(g)	19,129	18,929
NYC Commercial Mortgage Trust, Series 2025-28L, Class B, 5.174% 11/5/2038 (e)(f)(g)	3,114	3,085
One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614% 2/10/2032 (e)(g)	10,751	10,486
One Market Plaza Trust, Series 2017-1MKT, Class C, 4.016% 2/10/2032 (e)(g)	1,164	1,120
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, (1-month USD CME Term SOFR + 1.392%) 5.031% 5/15/2039 (e)(f)(g)	5,663	5,674
SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1-month USD CME Term SOFR + 1.514%) 5.153% 5/15/2038 (1-month USD CME Term SOFR + 1.764% on 5/15/2027) (e)(g)(i)	24,800	24,800
SFO Commercial Mortgage Trust, Series 2021-555, Class B, (1-month USD CME Term SOFR + 1.614%) 5.503% 5/15/2038 (e)(f)(g)	2,472	2,472
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 4.639% 1/15/2039 (e)(f)(g)	52,202	52,251
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.082% 2/15/2042 (e)(f)(g)	14,350	14,251
UBS Commercial Mortgage Trust, Series 2017-C2, Class A4, 3.487% 8/15/2050 (e)	1,102	1,089
Wells Fargo Commercial Mortgage Trust, Series 2025-1918, Class A, 5.761% 9/15/2040 (e)(f)(g)	3,108	3,047
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5, 3.418% 9/15/2050 (e)	1,851	1,825
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class AS, 3.854% 10/15/2050 (e)(f)	2,000	1,957
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class A3, 3.888% 8/15/2051 (e)	11,000	10,789
Wells Fargo Commercial Mortgage Trust, Series 2022-C62, Class A4, 4.00% 4/15/2055 (e)(f)	1,850	1,729
Wells Fargo Commercial Mortgage Trust, Series 2024-5C1, Class AS, 6.52% 7/15/2057 (e)	740	759
Wells Fargo Commercial Mortgage Trust, Series 2024-5C2, Class A3, 5.92% 11/15/2057 (e)(f)	4,466	4,555
Wells Fargo Commercial Mortgage Trust, Series 2024-5C2, Class AS, 6.345% 11/15/2057 (e)(f)	7,100	7,249
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, 4.872% 9/15/2058 (e)(f)	84	82
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4, 3.065% 11/15/2059 (e)	4,566	4,492
WSTN Trust, Series 2023-MAUI, Class B, 7.263% 7/5/2037 (e)(f)(g)	2,077	2,094
WSTN Trust, Series 2023-MAUI, Class C, 7.958% 7/5/2037 (e)(f)(g)	891	899
		1,169,880
Total mortgage-backed obligations		7,203,821
Corporate bonds and notes 20.70%
Financials 7.15%
AerCap Ireland Capital DAC 4.125% 2/28/2029	2,750	2,699
AerCap Ireland Capital DAC 4.75% 1/15/2033	1,500	1,442
AIB Group PLC 5.871% 3/28/2035 (USD-SOFR + 1.91% on 3/28/2034) (g)(i)	5,200	5,301
American Express Co. 5.098% 2/16/2028 (USD-SOFR + 1.00% on 2/16/2027) (i)	5,555	5,570
American Express Co. 4.009% 2/9/2029 (USD-SOFR + 0.581% on 2/9/2028) (i)	1,000	991
American Express Co. 4.444% 5/3/2030 (USD-SOFR + 0.811% on 5/3/2029) (i)	13,500	13,351
American Express Co. 5.085% 1/30/2031 (USD-SOFR + 1.02% on 1/30/2030) (i)	5,000	5,015
American Express Co. 4.456% 2/10/2032 (USD-SOFR + 0.867% on 2/10/2031) (i)	25,055	24,388
American Express Co. 5.915% 4/25/2035 (USD-SOFR + 1.63% on 4/25/2034) (i)	7,160	7,259
American International Group, Inc. 4.85% 5/7/2030	590	588

Intermediate Bond Fund of America	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Ameriprise Financial, Inc. 5.35% 6/15/2036	USD3,525	$3,449
Aon Corp. 2.85% 5/28/2027	9,545	9,437
Aon North America, Inc. 5.15% 3/1/2029	15,865	15,979
Apollo Debt Solutions BDC 6.90% 4/13/2029	284	290
Apollo Debt Solutions BDC 5.875% 8/30/2030	238	234
Apollo Debt Solutions BDC 5.70% 1/23/2031 (g)	3,618	3,523
Apollo Debt Solutions BDC 6.70% 7/29/2031	2,851	2,887
Apollo Debt Solutions BDC 6.55% 3/15/2032	1,971	1,984
Arch Capital Group, Ltd. 5.25% 6/15/2036	7,169	6,985
Arthur J. Gallagher & Co. 4.60% 12/15/2027	5,555	5,555
Arthur J. Gallagher & Co. 4.85% 12/15/2029	7,665	7,652
Arthur J. Gallagher & Co. 5.00% 2/15/2032	12,365	12,223
Athene Global Funding 5.133% 6/1/2029 (g)	4,000	3,988
Athene Global Funding 5.53% 8/20/2031 (g)	3,500	3,484
Athene Global Funding 5.543% 8/22/2035 (g)	4,761	4,578
Athene Holding, Ltd. 6.15% 8/15/2036	569	563
Banco Bilbao Vizcaya Argentaria SA 4.968% 5/8/2031	11,800	11,644
Banco Bilbao Vizcaya Argentaria, SA 4.977% 9/3/2029	3,000	2,994
Banco Bilbao Vizcaya Argentaria, SA 5.244% 9/3/2031	2,000	1,989
Bank of America Corp. 3.419% 12/20/2028 (3-month USD CME Term SOFR + 1.302% on 12/20/2027) (i)	2,877	2,832
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028) (i)	2,235	2,277
Bank of America Corp. 4.477% 4/23/2030 (USD-SOFR + 0.87% on 4/23/2029) (i)	6,224	6,152
Bank of America Corp. 3.194% 7/23/2030 (3-month USD CME Term SOFR + 1.442% on 7/23/2029) (i)	177	169
Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030) (i)	3,056	2,711
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030) (i)	18,271	16,089
Bank of America Corp. 4.456% 2/6/2032 (USD-SOFR + 0.87% on 2/6/2031) (i)	33,970	33,011
Bank of America Corp. 2.651% 3/11/2032 (USD-SOFR + 1.22% on 3/11/2031) (i)	2,066	1,856
Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031) (i)	6,689	5,997
Bank of America Corp. 4.695% 4/23/2032 (USD-SOFR + 1.04% on 4/23/2031) (i)	9,588	9,395
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031) (i)	14,535	12,710
Bank of America Corp. 2.572% 10/20/2032 (USD-SOFR + 1.21% on 10/20/2031) (i)	403	355
Bank of Ireland Group PLC 4.997% 11/12/2032 (USD-SOFR Index + 1.16% on 11/12/2031) (g)(i)	13,330	13,111
Bank of Montreal 4.10% 12/15/2027 (USD-SOFR + 0.525% on 12/15/2026) (i)	10,000	9,989
Bank of Montreal 4.062% 9/22/2028 (USD-SOFR + 0.75% on 9/22/2027) (i)	1,762	1,753
Bank of Montreal 4.35% 9/22/2031 (USD-SOFR Index + 0.75% on 9/22/2030) (i)	2,984	2,908
Banque Federative du Credit Mutuel 4.786% 7/9/2029 (g)	3,000	2,977
Banque Federative du Credit Mutuel 4.541% 1/15/2031 (g)	4,000	3,881
Banque Federative du Credit Mutuel 5.152% 7/9/2032 (USD-SOFR + 1.20% on 7/9/2031) (g)(i)	3,000	2,951
Barclays PLC 4.911% 6/26/2030 (USD-SOFR + 0.906% on 6/26/2029) (i)	5,000	4,967
Barclays PLC 5.102% 6/26/2032 (USD-SOFR + 1.136% on 6/26/2031) (i)	5,000	4,925
Barclays PLC 5.586% 6/26/2037 (USD-SOFR + 1.505% on 6/26/2036) (i)	3,000	2,921
Blackstone Private Credit Fund 4.00% 1/15/2029	72	69
Blackstone Private Credit Fund 5.25% 4/1/2030	72	70
Blackstone Private Credit Fund 6.25% 1/25/2031	232	231
Blackstone Private Credit Fund 5.35% 3/12/2031	208	200
Blackstone Private Credit Fund 5.95% 5/15/2031	9,800	9,622
Blackstone Private Credit Fund 6.20% 11/15/2031	10,466	10,362
Blue Owl Credit Income Corp. 5.80% 3/15/2030	912	890
Blue Owl Credit Income Corp. 6.65% 3/15/2031	1,532	1,537
Blue Owl Credit Income Corp. 6.55% 10/15/2031 (g)	11,296	11,228
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028) (g)(i)	8,610	8,143
BNP Paribas SA 5.283% 11/19/2030 (USD-SOFR + 1.28% on 11/19/2029) (g)(i)	5,000	5,013
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028) (g)(i)	1,335	1,380
BPCE SA 5.876% 1/14/2031 (USD-SOFR + 1.68% on 1/14/2030) (g)(i)	14,756	14,997
BPCE SA 5.389% 5/28/2031 (USD-SOFR + 1.581% on 5/28/2030) (g)(i)	9,629	9,628
BPCE SA 4.76% 1/13/2032 (USD-SOFR + 1.267% on 1/13/2031) (g)(i)	12,745	12,414
BPCE SA 5.184% 6/2/2032 (USD-SOFR + 1.218% on 6/2/2031) (g)(i)	8,165	8,039
BPCE SA 5.417% 1/13/2037 (USD-SOFR + 1.568% on 1/13/2036) (g)(i)	4,454	4,231
Brown & Brown, Inc. 4.90% 6/23/2030	2,500	2,473
CaixaBank SA 4.634% 7/3/2029 (USD-SOFR + 1.14% on 7/3/2028) (g)(i)	2,250	2,242
CaixaBank SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (g)(i)	8,650	8,781
CaixaBank SA 4.885% 7/3/2031 (USD-SOFR + 1.36% on 7/3/2030) (g)(i)	3,372	3,333
CaixaBank SA 4.818% 4/22/2032 (USD-SOFR + 1.21% on 4/22/2031) (g)(i)	6,909	6,762
CaixaBank SA 5.402% 4/22/2037 (USD-SOFR + 1.53% on 4/22/2036) (g)(i)	2,954	2,860
Capital One Financial Corp. 4.722% 1/30/2032 (USD-SOFR + 1.15% on 1/30/2031) (i)	28,635	27,975
Charles Schwab Corp. (The) 5.108% 8/12/2032 (USD-SOFR + 0.95% on 8/12/2031) (i)	16,000	15,927

26	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Charles Schwab Corp. (The) 5.493% 5/21/2037 (USD-SOFR + 1.28% on 5/21/2036) (i)	USD1,353	$1,334
Chubb INA Holdings, LLC 5.00% 3/15/2034	3,511	3,445
Chubb INA Holdings, LLC 4.90% 8/15/2035	1,500	1,443
Chubb INA Holdings, LLC 5.30% 5/20/2036	5,260	5,183
Citibank, NA 4.554% 6/18/2029 (USD-SOFR + 0.595% on 6/18/2028) (i)	2,000	1,992
Citibank, NA 4.914% 5/29/2030	8,775	8,788
Citibank, NA 4.846% 6/18/2032 (USD-SOFR + 0.91% on 6/18/2031) (i)	8,500	8,382
Citigroup, Inc. 4.786% 3/4/2029 (USD-SOFR + 0.87% on 3/4/2028) (i)	9,710	9,710
Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029) (i)	9,962	10,011
Citigroup, Inc. 4.542% 9/19/2030 (USD-SOFR + 1.338% on 9/19/2029) (i)	3,295	3,251
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029) (i)	1,481	1,391
Citigroup, Inc. 2.666% 1/29/2031 (USD-SOFR + 1.146% on 1/29/2030) (i)	3,806	3,516
Citigroup, Inc. 4.952% 5/7/2031 (USD-SOFR + 1.463% on 5/7/2030) (i)	993	987
Citigroup, Inc. 2.572% 6/3/2031 (USD-SOFR + 2.107% on 6/3/2030) (i)	4,645	4,242
Citigroup, Inc. 4.503% 9/11/2031 (USD-SOFR + 1.171% on 9/11/2030) (i)	9,259	9,036
Citigroup, Inc. 2.561% 5/1/2032 (USD-SOFR + 1.167% on 5/1/2031) (i)	9,752	8,671
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031) (i)	6,347	5,557
Citigroup, Inc. 5.449% 6/11/2035 (USD-SOFR + 1.447% on 6/11/2034) (i)	1,978	1,973
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (i)	1,564	1,540
Corebridge Financial, Inc. 3.65% 4/5/2027	18,596	18,505
Corebridge Global Funding 4.25% 8/21/2028 (g)	12,045	11,909
Corebridge Global Funding 4.80% 5/29/2029 (g)	4,525	4,506
Danske Bank AS 4.662% 3/27/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 3/27/2028) (g)(i)	1,877	1,874
Danske Bank AS 4.999% 3/27/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.98% on 3/27/2031) (g)(i)	2,000	1,975
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027) (i)	13,473	13,374
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028) (i)	4,100	4,200
Deutsche Bank AG 5.297% 5/9/2031 (USD-SOFR + 1.72% on 5/9/2030) (i)	1,700	1,697
Deutsche Bank AG 4.725% 2/6/2032 (USD-SOFR + 1.135% on 2/6/2031) (i)	24,081	23,399
Deutsche Bank AG 5.06% 4/14/2032 (USD-SOFR + 1.41% on 4/14/2031) (i)	20,555	20,243
Equitable America Global Funding 5.125% 6/15/2031 (g)	19,000	18,819
Fifth Third Bancorp 4.895% 9/6/2030 (USD-SOFR + 1.486% on 9/6/2029) (i)	891	887
Goldman Sachs Group, Inc. 4.148% 1/21/2029 (USD-SOFR + 0.71% on 1/21/2028) (i)	24,199	23,990
Goldman Sachs Group, Inc. 4.656% 6/3/2029 (USD-SOFR + 0.72% on 6/3/2028) (i)	30,000	29,911
Goldman Sachs Group, Inc. 4.153% 10/21/2029 (USD-SOFR + 0.90% on 10/21/2028) (i)	3,730	3,671
Goldman Sachs Group, Inc. 4.692% 10/23/2030 (USD-SOFR + 1.135% on 10/23/2029) (i)	3,080	3,044
Goldman Sachs Group, Inc. 4.369% 10/21/2031 (USD-SOFR + 1.06% on 10/21/2030) (i)	27,700	26,788
Goldman Sachs Group, Inc. 4.516% 1/21/2032 (USD-SOFR + 0.96% on 1/21/2031) (i)	15,483	15,002
Goldman Sachs Group, Inc. 4.972% 6/3/2032 (USD-SOFR + 1.03% on 6/3/2031) (i)	58,627	57,730
Goldman Sachs Group, Inc. 5.24% 7/21/2032 (USD-SOFR + 1.17% on 7/21/2031) (i)	35,210	35,017
Goldman Sachs Group, Inc. 4.939% 10/21/2036 (USD-SOFR + 1.33% on 10/21/2035) (i)	20,878	19,739
Goldman Sachs Group, Inc. 5.065% 1/21/2037 (USD-SOFR + 1.19% on 1/21/2036) (i)	11,500	10,924
Goldman Sachs Group, Inc. 5.425% 6/3/2037 (USD-SOFR + 1.31% on 6/3/2036) (i)	2,700	2,631
Goldman Sachs Group, Inc. 5.655% 7/21/2037 (USD-SOFR + 1.45% on 7/21/2036) (i)	2,500	2,478
Goldman Sachs Private Credit Corp. 5.05% 2/23/2028	5,500	5,475
Goldman Sachs Private Credit Corp. 5.375% 1/31/2029	786	781
Goldman Sachs Private Credit Corp. 6.25% 5/6/2030	787	790
Goldman Sachs Private Credit Corp. 5.875% 1/31/2031	785	772
Goldman Sachs Private Credit Corp. 6.15% 6/16/2031 (g)	1,458	1,443
Guardian Life Global Funding 4.809% 6/1/2031 (g)	11,423	11,281
Guardian Life Global Funding 4.916% 4/30/2033 (g)	6,500	6,372
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027) (i)	13,875	13,881
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028) (i)	1,136	1,080
HSBC Holdings PLC 5.286% 11/19/2030 (USD-SOFR + 1.29% on 11/19/2029) (i)	3,067	3,079
HSBC Holdings PLC 5.13% 3/3/2031 (USD-SOFR + 1.29% on 3/3/2030) (i)	30,750	30,679
HSBC Holdings PLC 4.619% 11/6/2031 (USD-SOFR + 1.19% on 11/6/2030) (i)	24,150	23,592
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031) (i)	267	239
HSBC Holdings PLC 5.243% 8/14/2032 (USD-SOFR + 1.16% on 8/14/2031) (i)	3,000	2,981
HSBC Holdings PLC 5.133% 11/6/2036 (USD-SOFR + 1.43% on 11/6/2035) (i)	4,170	3,992
HSBC Holdings PLC 5.729% 8/14/2037 (USD-SOFR + 1.47% on 8/14/2036) (i)	1,000	991
Intercontinental Exchange, Inc. 4.70% 8/20/2029	3,000	2,992
Intercontinental Exchange, Inc. 4.20% 3/15/2031	7,376	7,136
Intercontinental Exchange, Inc. 5.25% 6/15/2031	1,181	1,192
Intercontinental Exchange, Inc. 4.90% 9/1/2031	1,933	1,924
Intercontinental Exchange, Inc. 5.15% 9/1/2033	6,120	6,099

Intermediate Bond Fund of America	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Intercontinental Exchange, Inc. 5.40% 9/1/2036	USD469	$467
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032) (g)(i)	14,500	16,477
Jane Street Group, LLC 7.294% 8/13/2031 (g)	49,750	50,963
JPMorgan Chase & Co. 5.04% 1/23/2028 (USD-SOFR + 1.19% on 1/23/2027) (i)	5,126	5,136
JPMorgan Chase & Co. 4.505% 10/22/2028 (USD-SOFR + 0.86% on 10/22/2027) (i)	7,210	7,201
JPMorgan Chase & Co. 5.299% 7/24/2029 (USD-SOFR + 1.45% on 7/24/2028) (i)	4,623	4,668
JPMorgan Chase & Co. 4.408% 4/23/2030 (USD-SOFR + 0.82% on 4/23/2029) (i)	35,955	35,480
JPMorgan Chase & Co. 4.995% 7/22/2030 (USD-SOFR + 1.125% on 7/22/2029) (i)	6,124	6,129
JPMorgan Chase & Co. 4.864% 7/23/2030 (USD-SOFR + 0.845% on 7/23/2029) (i)	2,000	1,994
JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029) (i)	10,188	10,077
JPMorgan Chase & Co. 4.255% 10/22/2031 (USD-SOFR + 0.93% on 10/22/2030) (i)	12,521	12,122
JPMorgan Chase & Co. 4.347% 1/22/2032 (USD-SOFR + 0.84% on 1/22/2031) (i)	98	95
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (i)	33,930	29,663
JPMorgan Chase & Co. 2.58% 4/22/2032 (3-month USD CME Term SOFR + 1.25% on 4/22/2031) (i)	155	138
JPMorgan Chase & Co. 4.622% 4/23/2032 (USD-SOFR + 0.99% on 4/23/2031) (i)	7,902	7,724
JPMorgan Chase & Co. 5.041% 7/23/2032 (USD-SOFR + 1.015% on 7/23/2031) (i)	15,650	15,555
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031) (i)	3,679	3,235
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032) (i)	8,908	7,957
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (i)	4,968	4,989
JPMorgan Chase & Co. 4.81% 10/22/2036 (USD-SOFR + 1.19% on 10/22/2035) (i)	21,858	20,718
JPMorgan Chase & Co. 4.898% 1/22/2037 (USD-SOFR + 1.07% on 1/22/2036) (i)	4,015	3,819
JPMorgan Chase & Co. 5.148% 4/23/2037 (USD-SOFR + 1.26% on 4/23/2036) (i)	14,066	13,612
JPMorgan Chase & Co. 5.803% 7/23/2041 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.25% on 7/23/2036) (i)	2,675	2,647
Marsh & McLennan Cos., Inc. 4.65% 3/15/2030	2,835	2,814
Marsh & McLennan Cos., Inc. 4.85% 11/15/2031	18,480	18,253
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	2,390	2,304
Mastercard, Inc. 4.875% 3/9/2028	6,061	6,103
Mastercard, Inc. 4.60% 6/8/2031	6,000	5,923
Mastercard, Inc. 4.35% 1/15/2032	10,000	9,733
Mastercard, Inc. 5.00% 6/8/2036	3,500	3,408
Met Tower Global Funding 4.00% 1/14/2029 (g)	17,520	17,239
Metropolitan Life Global Funding I 3.45% 12/18/2026 (g)	1,170	1,168
Metropolitan Life Global Funding I 1.875% 1/11/2027 (g)	11,455	11,363
Metropolitan Life Global Funding I 4.40% 6/30/2027 (g)	8,975	8,985
Metropolitan Life Global Funding I 4.15% 8/25/2028 (g)	2,500	2,473
Mitsubishi UFJ Financial Group, Inc. 4.527% 9/12/2031 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.13% on 9/12/2030) (i)	13,500	13,183
Mitsubishi UFJ Financial Group, Inc. 4.505% 1/14/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.80% on 1/14/2031) (i)	2,250	2,188
Mizuho Financial Group, Inc. 4.782% 7/13/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.68% on 7/13/2029) (i)	13,360	13,264
Mizuho Financial Group, Inc. 4.965% 7/13/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/13/2031) (i)	13,400	13,226
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028) (i)	17,073	17,186
Morgan Stanley 4.868% 7/12/2029 (USD-SOFR Index + 0.84% on 7/12/2028) (i)	1,500	1,500
Morgan Stanley 4.133% 10/18/2029 (USD-SOFR + 0.913% on 10/18/2028) (i)	16,839	16,573
Morgan Stanley 4.238% 1/9/2030 (USD-SOFR + 0.80% on 1/9/2029) (i)	23,821	23,431
Morgan Stanley 4.213% 2/8/2030 (USD-SOFR + 0.762% on 2/8/2029) (i)	31,375	30,847
Morgan Stanley 4.555% 4/10/2030 (USD-SOFR + 0.96% on 4/10/2029) (i)	31,346	30,996
Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029) (i)	1,608	1,633
Morgan Stanley 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029) (i)	8,090	8,003
Morgan Stanley 4.356% 10/22/2031 (USD-SOFR + 1.074% on 10/22/2030) (i)	24,795	23,991
Morgan Stanley 4.493% 1/16/2032 (USD-SOFR + 0.95% on 1/16/2031) (i)	10,459	10,139
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031) (i)	4,181	3,608
Morgan Stanley 4.708% 3/12/2032 (USD-SOFR + 1.195% on 3/12/2031) (i)	6,994	6,829
Morgan Stanley 4.809% 4/16/2032 (USD-SOFR + 1.18% on 4/16/2031) (i)	26,375	25,829
Morgan Stanley 5.17% 7/14/2032 (USD-SOFR + 1.158% on 7/14/2031) (i)	23,503	23,333
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031) (i)	750	656
Morgan Stanley 5.831% 4/19/2035 (USD-SOFR + 1.58% on 4/19/2034) (i)	4,455	4,528
Morgan Stanley 4.892% 10/22/2036 (USD-SOFR + 1.314% on 10/22/2035) (i)	19,499	18,437
Morgan Stanley 5.073% 1/30/2037 (USD-SOFR + 1.184% on 1/30/2036) (i)	7,048	6,722
Morgan Stanley 5.605% 7/17/2037 (USD-SOFR + 1.429% on 7/17/2036) (i)	1,117	1,106
Morgan Stanley Bank, NA 4.788% 5/10/2030 (USD-SOFR Index + 0.974% on 5/10/2029) (i)	400	398

28	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
NatWest Group PLC 4.983% 6/18/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.80% on 6/18/2031) (i)	USD3,000	$2,960
New York Life Global Funding 4.55% 1/28/2033 (g)	747	719
PNC Financial Services Group, Inc. 5.30% 1/21/2028 (USD-SOFR + 1.342% on 1/21/2027) (i)	8,825	8,860
PNC Financial Services Group, Inc. 4.075% 1/26/2029 (USD-SOFR + 0.61% on 1/26/2028) (i)	16,681	16,563
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028) (i)	19,943	20,235
PNC Financial Services Group, Inc. 4.618% 10/26/2029 (USD-SOFR + 0.681% on 10/26/2028) (i)	13,500	13,456
PNC Financial Services Group, Inc. 4.831% 7/19/2030 (USD-SOFR + 0.798% on 7/19/2029) (i)	5,000	4,985
PNC Financial Services Group, Inc. 5.222% 1/29/2031 (USD-SOFR + 1.072% on 1/29/2030) (i)	7,687	7,736
Progressive Corp. 4.60% 3/26/2031	2,670	2,626
Royal Bank of Canada 4.965% 1/24/2029 (USD-SOFR + 0.83% on 1/24/2028) (i)	9,545	9,578
Royal Bank of Canada 4.652% 7/10/2029 (USD-SOFR + 0.61% on 7/10/2028) (i)	4,000	3,991
Royal Bank of Canada 5.153% 2/4/2031 (USD-SOFR + 1.03% on 2/4/2030) (i)	4,840	4,853
Royal Bank of Canada 4.971% 5/2/2031 (USD-SOFR + 1.13% on 5/2/2030) (i)	590	589
Royal Bank of Canada 4.696% 8/6/2031 (USD-SOFR + 1.06% on 8/6/2030) (i)	2,500	2,464
Royal Bank of Canada 4.612% 5/3/2032 (USD-SOFR + 1.01% on 5/3/2031) (i)	5,534	5,411
Royal Bank of Canada 4.95% 8/5/2032 (USD-SOFR Index + 0.95% on 8/5/2031) (i)	4,000	3,957
SMBC Aviation Capital Finance DAC 4.95% 7/23/2029 (g)	1,624	1,619
SMBC Aviation Capital Finance DAC 5.20% 7/23/2031 (g)	2,000	1,989
SMBC Aviation Capital Finance DAC 5.55% 4/3/2034 (g)	4,000	3,962
Societe Generale SA 4.857% 7/7/2029 (USD-SOFR + 0.855% on 7/7/2028) (g)(i)	2,000	1,991
Stellantis Financial Services US Corp. 5.40% 6/15/2029 (g)	18,031	17,815
Stellantis Financial Services US Corp. 5.80% 6/15/2031 (g)	20,899	20,369
Sumitomo Mitsui Financial Group, Inc. 4.494% 1/15/2032 (USD-SOFR + 1.02% on 1/15/2031) (i)	2,742	2,666
Sumitomo Mitsui Financial Group, Inc. 4.934% 7/7/2032 (USD-SOFR + 1.05% on 7/7/2031) (i)	7,340	7,234
Toronto-Dominion Bank (The) 4.861% 1/31/2028	9,635	9,662
Toronto-Dominion Bank (The) 4.808% 6/3/2030	5,000	4,975
Travelers Cos., Inc. 4.95% 7/24/2031	4,050	4,034
Truist Financial Corp. 5.071% 5/20/2031 (USD-SOFR + 1.309% on 5/20/2030) (i)	6,385	6,369
Truist Financial Corp. 5.153% 8/5/2032 (USD-SOFR + 1.571% on 8/5/2031) (i)	3,891	3,861
Truist Financial Corp. 4.964% 10/23/2036 (USD-SOFR + 1.395% on 10/23/2035) (i)	14,315	13,581
UBS Group AG 5.428% 2/8/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.52% on 2/8/2029) (g)(i)	7,135	7,211
UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031) (g)(i)	1,520	1,326
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031) (g)(i)	4,000	3,632
US Bancorp 4.857% 7/27/2030 (USD-SOFR + 0.777% on 7/27/2029) (i)	5,000	4,986
Visa, Inc. 4.10% 2/12/2031	13,250	12,975
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (i)	19,095	19,229
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028) (i)	6,775	6,869
Wells Fargo & Co. 4.182% 1/23/2030 (USD-SOFR + 0.74% on 1/23/2029) (i)	6,650	6,543
Wells Fargo & Co. 2.879% 10/30/2030 (3-month USD CME Term SOFR + 1.432% on 10/30/2029) (i)	12,686	11,904
Wells Fargo & Co. 5.15% 4/23/2031 (USD-SOFR + 1.50% on 4/23/2030) (i)	4,000	4,008
Wells Fargo & Co. 4.844% 5/20/2032 (USD-SOFR + 0.97% on 5/20/2031) (i)	34,781	34,246
Wells Fargo & Co. 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032) (i)	3,818	3,466
Wells Fargo & Co. 5.605% 4/23/2036 (USD-SOFR + 1.74% on 4/23/2035) (i)	5,000	5,021
Wells Fargo & Co. 4.96% 1/23/2037 (USD-SOFR + 1.10% on 1/23/2036) (i)	18,532	17,655
Zions BanCorp., NA 4.704% 8/18/2028 (USD-SOFR + 1.555% on 8/18/2027) (i)	7,635	7,609
		2,051,950

Consumer discretionary 2.32%
Amazon.com, Inc. 3.90% 11/20/2028	3,000	2,957
Amazon.com, Inc. 4.10% 11/20/2030	30,575	29,638
Amazon.com, Inc. 4.25% 3/13/2031	14,315	13,889
Amazon.com, Inc. 4.80% 7/9/2031	18,652	18,485
Amazon.com, Inc. 4.55% 3/13/2033	38,164	36,768
Amazon.com, Inc. 4.35% 3/20/2033	13,545	12,907
Amazon.com, Inc. 5.10% 7/9/2033	15,152	14,985
Amazon.com, Inc. 4.65% 11/20/2035	16,806	15,844
Amazon.com, Inc. 5.30% 7/9/2036	2,500	2,448
American Honda Finance Corp. 1.30% 9/9/2026	7,500	7,495
Daimler Trucks Finance North America, LLC 5.00% 1/15/2027 (g)	5,691	5,704
Ford Motor Credit Co., LLC 4.271% 1/9/2027	200	200
Ford Motor Credit Co., LLC 5.85% 5/17/2027	12,000	12,077
Ford Motor Credit Co., LLC 4.95% 5/28/2027	2,675	2,676

Intermediate Bond Fund of America	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer discretionary (continued)
Ford Motor Credit Co., LLC 4.125% 8/17/2027	USD855	$850
Ford Motor Credit Co., LLC 3.815% 11/2/2027	765	755
Ford Motor Credit Co., LLC 7.35% 11/4/2027	3,715	3,809
Ford Motor Credit Co., LLC 2.90% 2/16/2028	650	630
Ford Motor Credit Co., LLC 5.918% 3/20/2028	5,520	5,574
Ford Motor Credit Co., LLC 6.80% 5/12/2028	10,010	10,269
Ford Motor Credit Co., LLC 6.798% 11/7/2028	8,214	8,464
Ford Motor Credit Co., LLC 5.80% 3/8/2029	680	686
Ford Motor Credit Co., LLC 4.97% 4/6/2029	15,165	15,007
Ford Motor Credit Co., LLC 5.431% 8/13/2029	4,000	4,000
Ford Motor Credit Co., LLC 5.875% 11/7/2029	12,500	12,622
Ford Motor Credit Co., LLC 5.73% 9/5/2030	14,788	14,786
Ford Motor Credit Co., LLC 5.42% 4/9/2031	22,250	21,947
Ford Motor Credit Co., LLC 6.532% 3/19/2032	2,090	2,140
Ford Motor Credit Co., LLC 5.753% 4/6/2033	11,928	11,744
Ford Motor Credit Co., LLC 6.107% 8/15/2033	5,773	5,767
Ford Motor Credit Co., LLC 7.122% 11/7/2033	631	664
Ford Motor Credit Co., LLC 6.125% 3/8/2034	20,816	20,709
Ford Motor Credit Co., LLC 5.869% 10/31/2035	29,929	28,917
General Motors Co. 5.625% 4/15/2030	3,250	3,300
General Motors Financial Co., Inc. 4.20% 10/27/2028	9,198	9,076
General Motors Financial Co., Inc. 4.90% 10/6/2029	5,991	5,972
General Motors Financial Co., Inc. 5.35% 1/7/2030	1,400	1,408
General Motors Financial Co., Inc. 4.60% 1/8/2031	9,545	9,318
General Motors Financial Co., Inc. 5.45% 1/8/2036	2,500	2,439
Home Depot, Inc. 4.95% 6/25/2034	12,633	12,429
Hyatt Hotels Corp. 5.05% 3/30/2028	3,244	3,253
Hyatt Hotels Corp. 5.75% 3/30/2032	4,056	4,123
Hyundai Capital America 5.275% 6/24/2027 (g)	9,545	9,619
Hyundai Capital America 2.375% 10/15/2027 (g)	745	726
Hyundai Capital America 4.25% 9/18/2028 (g)	3,109	3,068
Hyundai Capital America 4.25% 1/8/2029 (g)	12,356	12,152
Hyundai Capital America 6.50% 1/16/2029 (g)	2,835	2,926
Hyundai Capital America 4.75% 4/6/2029 (g)	1,500	1,489
Hyundai Capital America 4.75% 6/18/2029 (g)	1,113	1,104
Hyundai Capital America 5.30% 6/24/2029 (g)	2,733	2,749
Hyundai Capital America 5.30% 1/8/2030 (g)	5,000	5,031
Hyundai Capital America 5.10% 6/24/2030 (g)	11,737	11,699
Hyundai Capital America 4.50% 9/18/2030 (g)	16,000	15,579
Hyundai Capital America 5.00% 6/18/2031 (g)	9,145	9,035
Hyundai Capital America 4.75% 9/26/2031 (g)	13,000	12,694
Marriott International, Inc. 4.20% 7/15/2027	12,000	11,982
Marriott International, Inc. 4.90% 4/15/2029	2,673	2,678
Marriott International, Inc. 4.50% 10/15/2031	5,000	4,865
Marriott International, Inc. 4.50% 5/1/2033	3,069	2,923
McDonald’s Corp. 4.95% 3/3/2035	814	793
PACCAR Financial Corp. 4.85% 8/10/2031	5,000	4,987
Royal Caribbean Cruises, Ltd. 4.75% 5/15/2033	61,569	58,728
Royal Caribbean Cruises, Ltd. 5.55% 1/20/2034	13,605	13,529
Royal Caribbean Cruises, Ltd. 5.375% 1/15/2036	7,406	7,167
Royal Caribbean Cruises, Ltd. 5.25% 2/27/2038	12,628	11,875
Sands China, Ltd. 2.30% 3/8/2027	8,000	7,908
Toyota Motor Credit Corp. 1.90% 1/13/2027	1,710	1,697
Toyota Motor Credit Corp. 1.90% 4/6/2028	3,555	3,416
Toyota Motor Credit Corp. 4.05% 3/13/2029	10,420	10,270
Toyota Motor Credit Corp. 4.95% 1/9/2030	12,490	12,536
Toyota Motor Credit Corp. 4.55% 5/14/2031	3,000	2,947
Tractor Supply Co. 5.20% 1/30/2032	3,434	3,428
Volkswagen Group of America Finance, LLC 4.95% 3/25/2027 (g)	9,138	9,160
Volkswagen Group of America Finance, LLC 5.05% 3/27/2028 (g)	9,545	9,562
		665,053

30	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Utilities 2.24%
AES Corp. 5.20% 7/15/2029	USD1,906	$1,907
AES Corp. 2.45% 1/15/2031	9,577	8,456
AES Corp. 5.75% 7/15/2033	14,004	13,851
Alabama Power Co. 3.75% 9/1/2027	4,775	4,747
American Electric Power Co., Inc. 4.30% 12/1/2028	1,457	1,443
American Transmission Systems, Inc. 2.65% 1/15/2032 (g)	5,125	4,525
Commonwealth Edison Co. 4.55% 6/1/2031	9,700	9,514
Connecticut Light and Power Co. (The) 2.05% 7/1/2031	4,959	4,335
Connecticut Light and Power Co. (The) 4.95% 8/15/2034	2,030	1,976
Consumers Energy Co. 3.80% 11/15/2028	4,100	4,032
Consumers Energy Co. 4.50% 1/15/2031	23,028	22,597
Consumers Energy Co. 4.90% 8/15/2031	5,000	4,975
Consumers Energy Co. 3.60% 8/15/2032	4,485	4,167
Consumers Energy Co. 5.05% 5/15/2035	1,050	1,029
Consumers Energy Co. 5.125% 5/1/2036	14,302	14,000
Duke Energy Carolinas, LLC 4.65% 6/15/2031	27,325	26,949
Duke Energy Carolinas, LLC 5.15% 6/15/2036	6,575	6,413
Duke Energy Florida, LLC 1.75% 6/15/2030	7,940	7,088
Duke Energy Florida, LLC 4.20% 12/1/2030	21,555	20,986
Duke Energy Florida, LLC 4.85% 12/1/2035	4,643	4,447
Edison International 5.25% 11/15/2028	5,950	5,918
Edison International 6.95% 11/15/2029	1,800	1,860
Edison International 6.25% 3/15/2030	6,586	6,650
Enel Finance International NV 2.125% 7/12/2028 (g)	2,550	2,429
Enel Finance International NV 4.125% 9/30/2028 (g)	16,260	16,052
Enel Finance International NV 4.375% 9/30/2030 (g)	6,500	6,325
Entergy Corp. 1.90% 6/15/2028	9,545	9,081
Entergy Louisiana, LLC 3.12% 9/1/2027	1,110	1,099
Evergy Missouri West, Inc. 4.70% 5/21/2029 (g)	9,173	9,116
Eversource Energy 5.95% 2/1/2029	4,775	4,888
Eversource Energy 4.45% 12/15/2030	16,545	16,112
FirstEnergy Transmission, LLC 2.866% 9/15/2028 (g)	100	96
Florida Power & Light Co. 4.80% 5/15/2033	9,788	9,586
Florida Power & Light Co. 5.30% 6/15/2034	3,310	3,315
Florida Power & Light Co. 4.70% 2/15/2036	2,225	2,105
Florida Power & Light Co. 5.125% 6/1/2036	16,273	15,915
Georgia Power Co. 4.00% 10/1/2028	10,000	9,884
Monongahela Power Co. 3.55% 5/15/2027 (g)	5,500	5,465
NiSource, Inc. 4.75% 5/18/2031	9,950	9,815
Northern States Power Co. 2.25% 4/1/2031	9,039	8,072
Northern States Power Co. 5.05% 5/15/2035	400	392
Northern States Power Co. 4.85% 5/15/2036	2,975	2,847
Pacific Gas and Electric Co. 5.00% 6/4/2028	2,363	2,370
Pacific Gas and Electric Co. 5.90% 6/15/2032	2,648	2,690
Pacific Gas and Electric Co. 5.05% 10/15/2032	1,812	1,770
Pacific Gas and Electric Co. 6.40% 6/15/2033	12,294	12,754
Pacific Gas and Electric Co. 6.00% 8/15/2035	6,967	7,018
Pacific Gas and Electric Co. 5.20% 5/1/2036	937	884
Pacific Gas and Electric Co. 5.60% 8/15/2036	9,532	9,271
PacifiCorp 4.25% 3/15/2029	28,325	27,860
PacifiCorp 4.65% 4/15/2029	14,877	14,774
PacifiCorp 3.50% 6/15/2029	325	313
PacifiCorp 2.70% 9/15/2030	11,469	10,456
PacifiCorp 5.30% 2/15/2031	10,025	10,059
PacifiCorp 5.10% 4/15/2031	16,447	16,349
PacifiCorp 5.45% 4/15/2033	34,581	34,427
PacifiCorp 5.80% 4/15/2036	2,875	2,869
PacifiCorp 6.10% 8/1/2036	3,147	3,188
PECO Energy Co. 5.00% 9/1/2031	14,500	14,469
Public Service Electric and Gas Co. 2.45% 1/15/2030	1,471	1,363
Public Service Electric and Gas Co. 4.20% 1/1/2031	20,731	20,111
Public Service Electric and Gas Co. 1.90% 8/15/2031	1,907	1,652
Public Service Electric and Gas Co. 5.20% 8/1/2033	2,025	2,033
Public Service Electric and Gas Co. 4.85% 8/1/2034	8,816	8,560
Public Service Electric and Gas Co. 4.90% 8/15/2035	5,800	5,628
Public Service Electric and Gas Co. 5.40% 8/1/2036	700	699

Intermediate Bond Fund of America	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Utilities (continued)
Public Service Enterprise Group, Inc. 4.80% 6/15/2031	USD7,775	$7,656
Public Service Enterprise Group, Inc. 5.40% 3/15/2035	250	247
Rio Grande LNG, LLC 5.25% 6/30/2031 (g)	15,499	15,327
Rio Grande LNG, LLC 5.50% 1/30/2034 (g)	8,501	8,344
Rio Grande LNG, LLC 5.75% 6/30/2036 (g)	3,241	3,159
Southern California Edison Co. 4.40% 9/6/2026	10,000	10,000
Southern California Edison Co. 3.65% 3/1/2028	3,403	3,341
Southern California Edison Co. 5.15% 6/1/2029	2,425	2,425
Southern California Edison Co. 5.25% 3/15/2030	4,611	4,611
Southern California Edison Co. 2.50% 6/1/2031	510	451
Southern California Edison Co. 4.80% 3/15/2033	12,489	11,943
Union Electric Co. 4.80% 3/15/2036	2,000	1,902
Virginia Electric & Power 4.95% 3/15/2036	2,634	2,507
Virginia Electric & Power 5.65% 8/15/2036	2,650	2,656
WEC Energy Group, Inc. 4.75% 1/15/2028	7,175	7,189
Wisconsin Electric Power Co. 4.15% 10/15/2030	26,035	25,296
Wisconsin Public Service Corp. 4.55% 12/1/2029	9,195	9,145
		642,225

Health care 2.00%
Abbott Laboratories 4.00% 3/15/2031	2,500	2,412
Abbott Laboratories 4.30% 3/15/2033	29,265	27,979
AbbVie, Inc. 4.80% 3/15/2029	19,170	19,200
AbbVie, Inc. 3.20% 11/21/2029	4,575	4,360
AbbVie, Inc. 4.65% 3/15/2030	1,500	1,491
AbbVie, Inc. 4.125% 3/15/2031	9,563	9,248
AbbVie, Inc. 4.95% 3/15/2031	15,955	15,970
AbbVie, Inc. 4.875% 9/15/2031	2,118	2,103
AbbVie, Inc. 4.40% 3/15/2033	30,584	29,330
AbbVie, Inc. 5.05% 9/15/2033	17,110	16,955
AbbVie, Inc. 5.05% 3/15/2034	1,800	1,781
AbbVie, Inc. 5.20% 3/15/2035	5,093	5,047
Amgen, Inc. 5.15% 3/2/2028	5,531	5,566
Amgen, Inc. 3.00% 2/22/2029	9,036	8,665
Amgen, Inc. 4.05% 8/18/2029	10,000	9,804
Amgen, Inc. 4.20% 2/19/2031	23,929	23,194
Amgen, Inc. 5.25% 3/2/2033	9,000	9,009
Amgen, Inc. 4.85% 2/19/2036	1,406	1,342
Baxter International, Inc. 4.45% 2/15/2029	2,269	2,239
Baxter International, Inc. 4.90% 12/15/2030	4,720	4,637
Baxter International, Inc. 5.65% 12/15/2035	6,287	6,140
Bayer US Finance, LLC 5.125% 7/20/2031 (g)	7,500	7,441
Bayer US Finance, LLC 5.375% 7/20/2033 (g)	14,672	14,499
Bristol-Myers Squibb Co. 5.10% 2/22/2031	14,090	14,186
Bristol-Myers Squibb Co. 2.95% 3/15/2032	4,500	4,060
Bristol-Myers Squibb Co. 5.20% 2/22/2034	12,555	12,559
Cencora, Inc. 4.25% 11/15/2030	10,000	9,702
Cencora, Inc. 4.60% 2/13/2033	10,000	9,657
Centene Corp. 2.45% 7/15/2028	3,835	3,655
Cigna Group (The) 4.875% 9/15/2032	7,635	7,491
CVS Health Corp. 3.625% 4/1/2027	3,025	3,013
CVS Health Corp. 1.30% 8/21/2027	16,000	15,522
CVS Health Corp. 1.875% 2/28/2031	4,830	4,201
CVS Health Corp. 5.55% 6/1/2031	4,750	4,828
CVS Health Corp. 5.00% 9/15/2032	12,737	12,567
Elevance Health, Inc. 4.00% 9/15/2028	7,500	7,400
Elevance Health, Inc. 5.20% 2/15/2035	1,380	1,353
Eli Lilly and Co. 4.00% 10/15/2028	2,500	2,476
Eli Lilly and Co. 4.375% 5/20/2031	7,000	6,856
Eli Lilly and Co. 4.90% 2/12/2032	16,890	16,915
Eli Lilly and Co. 4.65% 5/20/2033	10,000	9,774
Eli Lilly and Co. 5.10% 2/12/2035	2,757	2,745
Eli Lilly and Co. 4.90% 10/15/2035	10,000	9,767
Gilead Sciences, Inc. 5.25% 10/15/2033	3,305	3,334
HCA, Inc. 3.125% 3/15/2027	8,335	8,285

32	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Health care (continued)
HCA, Inc. 3.375% 3/15/2029	USD3,304	$3,187
HCA, Inc. 2.375% 7/15/2031	1,554	1,367
Humana, Inc. 5.375% 4/15/2031	9,265	9,285
Medline Borrower, LP 5.00% 6/15/2031 (g)	19,000	18,727
Medline Borrower, LP 5.25% 6/15/2033 (g)	2,101	2,069
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028	6,602	6,578
Novartis Capital Corp. 4.10% 3/16/2029	2,500	2,470
Novartis Capital Corp. 4.40% 3/18/2031	3,852	3,778
Novartis Capital Corp. 4.60% 3/18/2033	15,018	14,634
Novartis Capital Corp. 4.90% 3/18/2036	1,765	1,710
Novartis Capital Corp. 5.60% 3/18/2046	315	306
Novartis Capital Corp. 5.70% 3/18/2056	1,158	1,124
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028	9,000	8,981
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	5,425	5,292
Pfizer, Inc. 4.50% 11/15/2032	4,000	3,881
Roche Holdings, Inc. 4.203% 9/9/2029 (g)	5,562	5,504
Solventum Corp. 5.40% 3/1/2029	2,153	2,177
Stryker Corp. 4.85% 2/10/2030	2,700	2,697
Takeda U.S. Financing, Inc. 5.20% 7/7/2035	11,092	10,833
Thermo Fisher Scientific, Inc. 1.75% 10/15/2028	2,578	2,430
Thermo Fisher Scientific, Inc. (The) 4.215% 2/12/2031	8,787	8,535
Thermo Fisher Scientific, Inc. (The) 4.20% 3/1/2031	9,625	9,349
UnitedHealth Group, Inc. 4.40% 6/15/2028	5,000	4,984
UnitedHealth Group, Inc. 4.00% 5/15/2029	6,275	6,160
UnitedHealth Group, Inc. 2.00% 5/15/2030	13,500	12,184
UnitedHealth Group, Inc. 4.65% 1/15/2031	3,600	3,558
UnitedHealth Group, Inc. 4.90% 4/15/2031	650	649
UnitedHealth Group, Inc. 4.95% 1/15/2032	9,359	9,305
UnitedHealth Group, Inc. 4.20% 5/15/2032	3,066	2,945
UnitedHealth Group, Inc. 5.30% 6/15/2035	10,000	9,951
		573,408

Communication services 1.81%
Alphabet, Inc. 4.10% 11/15/2030	9,545	9,264
Alphabet, Inc. 4.10% 2/15/2031	17,224	16,653
Alphabet, Inc. 4.875% 8/15/2031	15,796	15,698
Alphabet, Inc. 4.375% 11/15/2032	4,595	4,420
Alphabet, Inc. 4.40% 2/15/2033	11,243	10,763
Alphabet, Inc. 5.20% 8/15/2033	11,626	11,588
Alphabet, Inc. 4.70% 11/15/2035	5,703	5,405
Alphabet, Inc. 4.80% 2/15/2036	2,781	2,649
Alphabet, Inc. 5.45% 8/15/2036	2,036	2,021
Alphabet, Inc. 5.65% 2/15/2056	2,000	1,831
AT&T, Inc. 2.30% 6/1/2027	550	541
AT&T, Inc. 1.65% 2/1/2028	2,413	2,315
AT&T, Inc. 4.35% 3/1/2029	2,500	2,473
AT&T, Inc. 4.40% 4/30/2031	8,500	8,268
AT&T, Inc. 4.75% 4/30/2033	11,439	11,011
AT&T, Inc. 2.55% 12/1/2033	3,101	2,563
AT&T, Inc. 5.40% 2/15/2034	4,388	4,359
AT&T, Inc. 4.50% 5/15/2035	1,279	1,176
AT&T, Inc. 5.25% 10/30/2036	2,000	1,913
Charter Communications Operating, LLC 2.30% 2/1/2032	5,000	4,162
Charter Communications Operating, LLC 6.05% 2/15/2032	21,325	21,355
Charter Communications Operating, LLC 4.40% 4/1/2033	10,000	9,007
Charter Communications Operating, LLC 6.65% 2/1/2034	2,330	2,344
Charter Communications Operating, LLC 6.60% 2/15/2034	14,325	14,426
Charter Communications Operating, LLC 6.55% 6/1/2034	14,329	14,313
Charter Communications Operating, LLC 6.384% 10/23/2035	4,200	4,096
Charter Communications Operating, LLC 5.85% 12/1/2035	16,573	15,584
Charter Communications Operating, LLC 6.95% 8/15/2036	5,000	5,012
Comcast Corp. 5.30% 6/1/2034	2,125	2,091
Comcast Corp. 5.30% 5/15/2035	824	809
Meta Platforms, Inc. 4.30% 8/15/2029	4,755	4,720
Meta Platforms, Inc. 4.20% 11/15/2030	12,939	12,546

Intermediate Bond Fund of America	33

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Communication services (continued)
Meta Platforms, Inc. 4.60% 11/15/2032	USD33,856	$32,521
Meta Platforms, Inc. 4.875% 5/15/2033	22,000	21,258
Meta Platforms, Inc. 4.75% 8/15/2034	5,923	5,638
Meta Platforms, Inc. 4.875% 11/15/2035	22,136	20,729
Meta Platforms, Inc. 6.20% 5/15/2046	1,000	940
Orange 4.00% 1/13/2029 (g)	3,000	2,946
Orange 4.25% 1/13/2031 (g)	13,545	13,056
Orange 4.75% 1/13/2033 (g)	17,564	16,914
Orange 5.00% 1/13/2036 (g)	11,205	10,659
SBA Tower Trust 1.631% 11/15/2026 (g)	13,740	13,661
Space Exploration Technologies Corp. 5.35% 7/15/2031 (g)	16,510	16,144
Space Exploration Technologies Corp. 5.65% 7/15/2033 (g)	18,000	17,375
Space Exploration Technologies Corp. 5.875% 7/15/2036 (g)	4,000	3,772
T-Mobile USA, Inc. 3.75% 4/15/2027	31,500	31,378
T-Mobile USA, Inc. 2.05% 2/15/2028	905	872
T-Mobile USA, Inc. 4.85% 1/15/2029	2,000	2,004
T-Mobile USA, Inc. 3.875% 4/15/2030	3,534	3,398
T-Mobile USA, Inc. 2.55% 2/15/2031	585	525
T-Mobile USA, Inc. 2.875% 2/15/2031	280	255
T-Mobile USA, Inc. 2.25% 11/15/2031	2,000	1,733
T-Mobile USA, Inc. 5.125% 5/15/2032	4,881	4,854
T-Mobile USA, Inc. 4.625% 1/15/2033	9,545	9,158
T-Mobile USA, Inc. 5.30% 5/15/2035	4,688	4,591
T-Mobile USA, Inc. 4.95% 11/15/2035	10,712	10,193
Verizon Communications, Inc. 2.55% 3/21/2031	19,816	17,836
Verizon Communications, Inc. 2.355% 3/15/2032	3,724	3,222
Verizon Communications, Inc. 4.75% 1/15/2033	20,108	19,467
Verizon Communications, Inc. 5.25% 4/2/2035	8,706	8,493
Walt Disney Co. (The) 3.75% 3/14/2029	2,000	1,960
		520,928

Consumer staples 1.24%
Altria Group, Inc. 3.40% 5/6/2030	3,000	2,840
Altria Group, Inc. 2.45% 2/4/2032	2,250	1,958
BAT Capital Corp. 3.215% 9/6/2026	14,161	14,157
BAT Capital Corp. 6.343% 8/2/2030	16,373	17,108
BAT Capital Corp. 5.834% 2/20/2031	2,150	2,210
BAT Capital Corp. 5.35% 8/15/2032	26,000	26,132
BAT Capital Corp. 4.625% 3/22/2033	7,722	7,400
BAT Capital Corp. 6.421% 8/2/2033	8,886	9,399
BAT Capital Corp. 5.30% 8/5/2033	18,191	18,101
BAT International Finance PLC 5.931% 2/2/2029	11,841	12,142
Campbell’s Co. (The) 4.75% 3/23/2035	1,825	1,670
Clorox Co. 4.70% 5/15/2031	3,473	3,407
Clorox Co. 4.95% 5/15/2033	6,446	6,281
Clorox Co. 5.25% 5/15/2036	1,281	1,245
Conagra Brands, Inc. 1.375% 11/1/2027	6,375	6,133
Constellation Brands, Inc. 4.35% 5/9/2027	5,555	5,551
Constellation Brands, Inc. 4.95% 11/1/2035	10,000	9,540
Coty, Inc. 5.60% 1/15/2031 (g)	10,718	10,435
Imperial Brands Finance PLC 4.50% 6/30/2028 (g)	1,934	1,924
Imperial Brands Finance PLC 4.875% 2/7/2032 (g)	33,400	32,681
Imperial Brands Finance PLC 5.625% 7/1/2035 (g)	7,250	7,166
J. M. Smucker Co. (The) 6.20% 11/15/2033	2,478	2,601
Keurig Dr Pepper, Inc. 5.30% 3/15/2034	2,330	2,299
Keurig Dr Pepper, Inc. 5.15% 5/15/2035	2,120	2,056
Mars, Inc. 4.60% 3/1/2028 (g)	2,500	2,500
Mars, Inc. 4.80% 3/1/2030 (g)	7,000	6,966
Mars, Inc. 5.00% 3/1/2032 (g)	15,020	14,921
Mars, Inc. 5.20% 3/1/2035 (g)	8,655	8,533
McCormick & Co., Inc. 4.15% 2/15/2029	5,272	5,192
Philip Morris International, Inc. 5.125% 11/17/2027	6,500	6,544
Philip Morris International, Inc. 4.125% 4/28/2028	5,000	4,960
Philip Morris International, Inc. 3.875% 10/27/2028	2,500	2,460
Philip Morris International, Inc. 4.125% 4/27/2029	10,000	9,853

34	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer staples (continued)
Philip Morris International, Inc. 4.625% 11/1/2029	USD18,183	$18,103
Philip Morris International, Inc. 5.125% 2/15/2030	2,500	2,516
Philip Morris International, Inc. 4.375% 4/30/2030	10,007	9,815
Philip Morris International, Inc. 5.50% 9/7/2030	5,000	5,096
Philip Morris International, Inc. 4.00% 10/29/2030	17,510	16,891
Philip Morris International, Inc. 5.125% 2/13/2031	10,920	10,965
Philip Morris International, Inc. 4.75% 11/1/2031	3,957	3,908
Philip Morris International, Inc. 4.25% 10/29/2032	9,000	8,579
Philip Morris International, Inc. 4.90% 11/1/2034	2,680	2,608
Philip Morris International, Inc. 4.625% 10/29/2035	4,488	4,219
Procter & Gamble Co. 3.95% 1/26/2028	7,160	7,126
		356,191

Information technology 1.22%
Amphenol Corp. 3.80% 11/15/2027	800	794
Amphenol Corp. 3.90% 11/15/2028	800	787
Amphenol Corp. 4.125% 11/15/2030	13,800	13,372
Amphenol Corp. 4.40% 2/15/2033	6,764	6,472
Amphenol Corp. 4.625% 2/15/2036	9,500	8,933
Analog Devices, Inc. 1.70% 10/1/2028	2,468	2,325
Broadcom, Inc. 4.90% 7/15/2032	2,000	1,941
Cisco Systems, Inc. 4.95% 2/26/2031	4,634	4,651
HUT 8 DC, LLC 6.192% 11/15/2042 (g)	10,234	9,944
Intel Corp. 5.125% 2/10/2030	11,545	11,570
Intel Corp. 4.15% 8/5/2032	8,500	7,988
Intel Corp. 5.00% 8/15/2033	8,626	8,381
Intel Corp. 5.15% 2/21/2034	2,000	1,948
Intel Corp. 3.05% 8/12/2051	4,635	2,734
Intel Corp. 5.60% 2/21/2054	1,045	916
Intuit, Inc. 1.35% 7/15/2027	1,265	1,233
Microchip Technology, Inc. 5.05% 3/15/2029	11,740	11,778
Microchip Technology, Inc. 5.05% 2/15/2030	3,451	3,434
NVIDIA Corp. 4.50% 6/15/2031	15,975	15,611
NVIDIA Corp. 4.95% 6/15/2036	2,000	1,902
Oracle Corp. 4.55% 2/4/2029	19,122	18,693
Oracle Corp. 4.45% 9/26/2030	19,500	18,465
Oracle Corp. 4.95% 2/4/2031	17,552	16,826
Oracle Corp. 5.25% 2/3/2032	2,050	1,968
Oracle Corp. 4.80% 9/26/2032	27,020	24,993
Oracle Corp. 5.35% 5/4/2033	48,603	45,822
Oracle Corp. 5.50% 8/3/2035	10,000	9,175
Oracle Corp. 5.20% 9/26/2035	9,000	8,078
Oracle Corp. 5.70% 2/4/2036	18,145	16,786
RD Michigan Property Owner I, LLC 7.50% 3/30/2045 (g)	42,017	40,083
Synopsys, Inc. 4.65% 4/1/2028	15,000	14,980
Synopsys, Inc. 4.85% 4/1/2030	4,500	4,474
Synopsys, Inc. 5.00% 4/1/2032	2,000	1,975
Synopsys, Inc. 5.15% 4/1/2035	6,002	5,831
Texas Instruments, Inc. 4.60% 2/8/2029	6,780	6,784
		351,647

Industrials 0.96%
BAE Systems PLC 5.25% 3/26/2031 (g)	8,631	8,713
Boeing Co. (The) 6.259% 5/1/2027	738	746
Boeing Co. (The) 3.25% 2/1/2028	8,925	8,746
Boeing Co. (The) 6.298% 5/1/2029	2,852	2,947
Boeing Co. (The) 5.15% 5/1/2030	3,959	3,972
Boeing Co. (The) 6.388% 5/1/2031	11,349	11,917
Boeing Co. (The) 6.528% 5/1/2034	1,400	1,495
Canadian National Railway Co. 4.35% 5/12/2029	5,000	4,945
Canadian Pacific Railway Co. 1.75% 12/2/2026	9,790	9,732
Canadian Pacific Railway Co. 4.00% 3/15/2029	13,500	13,247
Canadian Pacific Railway Co. 4.80% 3/30/2030	16,033	15,964
Canadian Pacific Railway Co. 2.45% 12/2/2031	2,000	1,760

Intermediate Bond Fund of America	35

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Industrials (continued)
Canadian Pacific Railway Co. 5.20% 3/30/2035	USD3,300	$3,277
Caterpillar Financial Services Corp. 4.30% 5/15/2029	3,500	3,467
Caterpillar Financial Services Corp. 4.50% 5/15/2031	4,778	4,698
Eaton Corp. 3.95% 3/6/2029	3,250	3,190
Eaton Corp. 4.20% 3/6/2031	8,440	8,173
Eaton Corp. 4.50% 3/6/2033	6,176	5,951
GE Vernova, Inc. 4.25% 2/4/2031	6,995	6,815
Honeywell Aerospace, Inc. 4.30% 3/16/2031	25,796	25,084
Honeywell Aerospace, Inc. 4.60% 3/16/2033	18,850	18,232
Honeywell Aerospace, Inc. 4.95% 3/16/2036	2,751	2,644
Hubbell, Inc. 4.65% 6/15/2031	8,239	8,105
Hubbell, Inc. 4.90% 6/15/2033	6,696	6,523
L3Harris Technologies, Inc. 5.40% 1/15/2027	5,555	5,575
L3Harris Technologies, Inc. 5.40% 7/31/2033	5,839	5,863
Lockheed Martin Corp. 4.45% 5/15/2028	6,653	6,645
Masco Corp. 1.50% 2/15/2028	3,968	3,795
Norfolk Southern Corp. 5.05% 8/1/2030	4,288	4,314
Norfolk Southern Corp. 4.45% 3/1/2033	2,718	2,623
Norfolk Southern Corp. 5.10% 5/1/2035	6,728	6,626
Northrop Grumman Corp. 4.70% 3/15/2033	8,697	8,480
Republic Services, Inc. 4.75% 7/15/2031	5,000	4,956
RTX Corp. 5.75% 11/8/2026	4,445	4,452
RTX Corp. 1.90% 9/1/2031	2,500	2,163
Siemens Funding BV 4.90% 5/28/2032 (g)	3,000	2,996
Siemens Funding BV 5.20% 5/28/2035 (g)	6,000	5,973
Sumisho Air Lease Corp. 4.50% 3/24/2029 (g)	2,010	1,985
Sumisho Air Lease Corp. 4.85% 3/24/2031 (g)	17,000	16,642
Tyco Electronics Group SA 4.50% 2/9/2031	5,000	4,907
Union Pacific Corp. 5.10% 2/20/2035	5,000	4,973
Waste Connections, Inc. 4.80% 7/15/2036	1,662	1,582
		274,893

Energy 0.82%
Baker Hughes Holdings, LLC 2.061% 12/15/2026	1,671	1,661
Cheniere Energy Partners, LP 5.35% 11/30/2036 (g)	2,269	2,208
Chevron Corp. 1.995% 5/11/2027	3,800	3,744
Chevron USA, Inc. 4.687% 4/15/2030	11,943	11,939
ConocoPhillips Co. 4.70% 1/15/2030	8,335	8,303
ConocoPhillips Co. 4.85% 1/15/2032	17,450	17,383
Energy Transfer, LP 6.10% 12/1/2028	7,310	7,506
Enterprise Products Operating, LLC 4.30% 6/20/2028	1,500	1,494
Enterprise Products Operating, LLC 4.60% 1/15/2031	6,299	6,212
Enterprise Products Operating, LLC 5.20% 1/15/2036	991	973
EOG Resources, Inc. 4.40% 7/15/2028	3,072	3,061
Exxon Mobil Corp. 2.61% 10/15/2030	5,280	4,868
Green Palm Bidco SARL 5.957% 6/30/2041 (g)	4,677	4,585
MPLX, LP 4.80% 2/15/2031	2,000	1,970
MPLX, LP 5.40% 9/15/2035	2,058	2,017
Occidental Petroleum Corp. 5.375% 1/1/2032	4,100	4,141
ONEOK, Inc. 5.55% 11/1/2026	3,170	3,174
Petroleos Mexicanos 6.50% 3/13/2027	3,872	3,900
Petroleos Mexicanos 6.84% 1/23/2030	14,000	14,408
Saudi Arabian Oil Co. 4.00% 2/2/2029 (g)	3,893	3,816
Saudi Arabian Oil Co. 4.375% 2/2/2031 (g)	32,655	31,624
Saudi Arabian Oil Co. 5.25% 7/17/2034 (g)	695	688
Saudi Arabian Oil Co. 5.00% 2/2/2036 (g)	3,492	3,362
Schlumberger Investment SA 4.55% 5/7/2031	6,654	6,528
Schlumberger Investment SA 4.80% 5/7/2033	10,429	10,211
Schlumberger Investment SA 5.15% 5/7/2036	7,628	7,468
Shell Finance US, Inc. 4.125% 11/6/2030	5,725	5,581
South Bow USA Infrastructure Holdings, LLC 5.026% 10/1/2029	4,813	4,791
TotalEnergies Capital USA, LLC 4.248% 1/13/2031	49,775	48,454
TotalEnergies Capital USA, LLC 4.569% 1/13/2033	10,000	9,674
		235,744

36	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)

Materials 0.47%
Anglo American Capital PLC 5.25% 3/19/2036 (g)	USD3,000	$2,900
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2030	4,451	4,505
Chevron Phillips Chemical Co., LLC 4.75% 5/15/2030 (g)	2,713	2,691
Dow Chemical Co. (The) 4.80% 1/15/2031	8,500	8,341
Dow Chemical Co. (The) 5.35% 3/15/2035	1,173	1,144
Dow Chemical Co. (The) 5.65% 3/15/2036	875	859
Dow Chemical Co. (The) 4.375% 11/15/2042	191	152
Dow Chemical Co. (The) 4.625% 10/1/2044	66	53
Ecolab, Inc. 4.80% 6/15/2031	2,500	2,481
Ecolab, Inc. 5.15% 6/15/2033	34,445	34,296
Ecolab, Inc. 5.00% 9/1/2035	4,086	3,989
Ecolab, Inc. 5.35% 6/15/2036	2,482	2,465
LYB International Finance III, LLC 2.25% 10/1/2030	1,137	1,015
LYB International Finance III, LLC 5.125% 1/15/2031	2,399	2,381
LYB International Finance III, LLC 5.50% 3/1/2034	101	100
LYB International Finance III, LLC 6.15% 5/15/2035	541	551
LYB International Finance III, LLC 5.875% 1/15/2036	3,336	3,312
LYB International Finance III, LLC 3.375% 10/1/2040	116	84
Martin Marietta Materials, Inc. 4.85% 8/15/2029	3,000	3,001
Martin Marietta Materials, Inc. 5.20% 1/30/2032	18,000	18,008
Martin Marietta Materials, Inc. 5.40% 1/30/2034	2,000	2,000
PPG Industries, Inc. 4.375% 3/15/2031	9,545	9,293
Rio Tinto Finance (USA) PLC 4.875% 3/14/2030	10,250	10,258
Rio Tinto Finance (USA) PLC 5.25% 3/14/2035	1,710	1,699
Sherwin-Williams Co. 4.30% 8/15/2028	3,000	2,974
Sherwin-Williams Co. 4.50% 8/15/2030	7,000	6,882
Sherwin-Williams Co. 5.15% 8/15/2035	1,183	1,161
Vale Overseas, Ltd. 3.75% 7/8/2030	2,186	2,079
Vylor, Inc. 5.125% 8/15/2031 (g)	4,883	4,870
Vylor, Inc. 5.625% 8/15/2036 (g)	568	568
		134,112

Real estate 0.47%
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029	2,180	2,025
American Tower Corp. 1.45% 9/15/2026	3,230	3,226
Boston Properties, LP 6.50% 1/15/2034	6,690	6,973
Crown Castle, Inc. 5.00% 1/11/2028	7,188	7,211
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	7,843	7,845
Piedmont Operating Partnership, LP 5.625% 1/15/2033	3,517	3,459
Prologis, LP 4.875% 6/15/2028	8,866	8,914
Prologis, LP 5.00% 1/31/2035	5,105	4,963
Public Storage Operating Co. (USD-SOFR + 0.70%) 4.306% 4/16/2027 (f)	11,510	11,535
Public Storage Operating Co. 1.85% 5/1/2028	2,540	2,431
Public Storage Operating Co. 1.95% 11/9/2028	2,901	2,737
Public Storage Operating Co. 4.70% 2/1/2032	19,640	19,294
SBA Communications Corp. 4.875% 1/15/2030	10,000	9,918
Simon Property Group, LP 4.375% 10/1/2030	14,820	14,538
Simon Property Group, LP 4.30% 1/15/2031	2,000	1,944
Simon Property Group, LP 5.125% 10/1/2035	5,296	5,172
Sun Communities Operating, LP 2.30% 11/1/2028	4,003	3,795
VICI Properties, LP 5.40% 10/15/2031	16,097	15,984
VICI Properties, LP 5.75% 10/15/2036	2,051	1,995
		133,959
Total corporate bonds and notes		5,940,110
Asset-backed obligations 17.27%
Other asset-backed securities 7.82%
ACHV ABS Trust, Series 2024-3AL, Class A, 5.01% 12/26/2031 (e)(g)	453	455
ACHV ABS Trust, Series 2024-3AL, Class B, 5.45% 12/26/2031 (e)(g)	382	384
ACHV ABS Trust, Series 2024-3AL, Class C, 5.68% 12/26/2031 (e)(g)	216	217
ACHV ABS Trust, Series 2025-1PL, Class A, 4.76% 4/26/2032 (e)(g)	542	543
ACHV ABS Trust, Series 2025-1PL, Class B, 5.04% 4/26/2032 (e)(g)	950	953
ACHV ABS Trust, Series 2025-1PL, Class C, 5.31% 4/26/2032 (e)(g)	1,146	1,150
Affirm Asset Securitization Trust, Series 2024-B, Class A, 4.62% 9/15/2029 (e)(g)	12,804	12,838

Intermediate Bond Fund of America	37

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
Affirm Asset Securitization Trust, Series 2025-X2, Class A, 4.45% 10/15/2030 (e)(g)	USD3,424	$3,434
Affirm Asset Securitization Trust, Series 2025-X2, Class B, 4.56% 10/15/2030 (e)(g)	2,629	2,635
Affirm Asset Securitization Trust, Series 2025-X2, Class C, 4.93% 10/15/2030 (e)(g)	2,708	2,712
Affirm Asset Securitization Trust, Series 2025-X2, Class D, 5.23% 10/15/2030 (e)(g)	2,561	2,567
Affirm Master Trust, Series 2025-2A, Class A, 4.67% 7/15/2033 (e)(g)	2,496	2,504
Affirm Master Trust, Series 2026-1A, Class A, 4.37% 2/15/2034 (e)(g)	12,612	12,553
Affirm Master Trust, Series 2026-3A, Class A, 4.78% 8/15/2034 (e)(g)	14,344	14,342
Affirm Master Trust, Series 2025-3A, Class A, 4.45% 10/16/2034 (e)(g)	17,607	17,489
Affirm Master Trust, Series 2025-3A, Class B, 4.75% 10/16/2034 (e)(g)	992	987
Affirm Master Trust, Series 2025-3A, Class C, 4.89% 10/16/2034 (e)(g)	3,994	3,975
Affirm Master Trust, Series 2026-2A, Class A, 4.67% 4/16/2035 (e)(g)	21,202	21,066
Affirm Master Trust, Series 2026-2A, Class B, 5.07% 4/16/2035 (e)(g)	1,233	1,233
Aligned Data Centers Issuer, LLC, Series 2026-1A, Class A2I, 5.909% 6/15/2056 (e)(g)	29,555	29,466
Aligned Data Centers Issuer, LLC, Series 2026-1A, Class B, 6.688% 6/15/2056 (e)(g)	475	475
ALLO Issuer, LLC, Series 2026-1A, Class A2, 5.607% 6/20/2056 (e)(g)	10,114	10,121
ALLO Issuer, LLC, Series 2026-1A, Class B, 6.046% 6/20/2056 (e)(g)	883	883
Altde Trust, Series 2026-1A, Class A, 5.521% 4/15/2051 (e)(g)	35,652	35,096
Amur Equipment Finance Receivables XVI, LLC, Series 2026-1A, Class A2, 4.73% 11/21/2033 (e)(g)	2,168	2,169
Ansley Park Capital, LLC, Series 2025-A, Class A2, 4.43% 4/20/2035 (e)(g)	20,435	20,331
Ansley Park Capital, LLC, Series 2025-A, Class B, 4.60% 4/20/2035 (e)(g)	2,120	2,082
Ansley Park Capital, LLC, Series 2025-A, Class C, 4.82% 4/20/2035 (e)(g)	353	346
APL Finance, LLC, Series 2025-1A, Class A, 4.81% 3/20/2036 (e)(g)	6,831	6,786
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (e)(g)	25,225	24,641
Apollo Aviation Securitization Equity Trust, Series 2025-2A, Class A, 5.522% 2/16/2050 (e)(g)	8,794	8,686
Apollo Aviation Securitization Equity Trust, Series 2025-1A, Class A, 5.943% 2/16/2050 (e)(g)	6,089	6,089
Apollo Aviation Securitization Equity Trust, Series 2026-1A, Class A1, 5.646% 7/16/2051 (e)(g)	19,057	18,965
Auxilior Term Funding, LLC, Series 2026-1A, Class A1, 4.099% 7/15/2027 (e)(g)	3,179	3,180
Auxilior Term Funding, LLC, Series 2026-1A, Class A2, 4.64% 2/15/2029 (e)(g)	3,950	3,953
Auxilior Term Funding, LLC, Series 24-1, Class A3, 5.49% 7/15/2031 (e)(g)	2,740	2,762
Auxilior Term Funding, LLC, Series 24-1, Class C, 6.01% 7/15/2031 (e)(g)	1,197	1,207
Auxilior Term Funding, LLC, Series 2026-1A, Class A3, 4.99% 8/15/2036 (e)(g)	6,810	6,806
Auxilior Term Funding, LLC, Series 2026-1A, Class B, 5.34% 8/15/2036 (e)(g)	475	475
AXIS Equipment Finance Receivables, LLC, Series 2023-1, Class A2, 6.09% 12/20/2029 (e)(g)	261	261
AXIS Equipment Finance Receivables, LLC, Series 2024-2, Class A2, 5.19% 7/21/2031 (e)(g)	2,896	2,912
AXIS Equipment Finance Receivables, LLC, Series 2024-2A, Class B, 5.20% 7/21/2031 (e)(g)	4,484	4,501
Beacon Container Finance II, LLC, Series 2021-1A, Class A, 2.25% 10/22/2046 (e)(g)	711	656
Blue Owl Asset Leasing Trust, Series 2024-1A, Class A2, 5.05% 3/15/2029 (e)(g)	533	534
Blue Owl Asset Leasing Trust, Series 2024-1A, Class B, 5.41% 3/15/2030 (e)(g)	3,345	3,360
Business Jet Securities, LLC, Series 2024-2A, Class A, 5.364% 9/15/2039 (e)(g)	1,083	1,077
CAL Funding IV, Ltd., Series 2020-1A, Class A, 2.22% 9/25/2045 (e)(g)	9,247	8,891
Capteris Equipment Finance, Series 2024-1, Class A2, 5.58% 7/20/2032 (e)(g)	8,685	8,729
Capteris Equipment Finance, Series 2026-1A, Class A2, 4.44% 9/20/2033 (e)(g)	14,377	14,319
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037 (e)(g)	10,044	9,448
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class A, 5.783% 2/15/2050 (e)(g)	11,376	11,399
Castlelake Aircraft Securitization Trust, Series 2025-3A, Class A, 5.087% 11/15/2050 (e)(g)	30,607	30,107
Castlelake Aircraft Securitization Trust, Series 2026-2A, Class A, 5.333% 4/15/2051 (e)(g)	42,466	41,894
CCG Receivables Trust, Series 2023-1, Class B, 5.99% 9/16/2030 (e)(g)	2,521	2,522
CCG Receivables Trust, Series 2024-1, Class A2, 4.99% 3/15/2032 (e)(g)	406	408
CCG Receivables Trust, Series 2025-1, Class B, 4.69% 10/14/2032 (e)(g)	3,850	3,839
CCG Receivables Trust, Series 2025-2, Class A2, 4.14% 8/15/2034 (e)(g)	17,760	17,701
CCG Receivables Trust, Series 2025-2, Class B, 4.58% 8/15/2034 (e)(g)	3,942	3,904
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (e)(g)	47,642	36,463
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060 (e)(g)	6,726	5,433
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061 (e)(g)	41,979	31,680
CF Hippolyta, LLC, Series 2022-1A, Class A1, 5.97% 8/15/2062 (e)(g)	42,267	42,197
CF Hippolyta, LLC, Series 2022-1A, Class A2, 6.11% 8/15/2062 (e)(g)	11,040	10,841
Cherry Securitization Trust, Series 2025-1, Class A, 6.13% 11/15/2032 (e)(g)	4,213	4,251
Cherry Securitization Trust, Series 2026-1A, Class A, 5.43% 1/17/2034 (e)(g)	9,623	9,608
Clarus Capital Funding, LLC, Series 2024-1A, Class A2, 4.71% 8/20/2032 (e)(g)	407	408
Clarus Capital Funding, LLC, Series 2024-1A, Class B, 4.79% 8/20/2032 (e)(g)	2,313	2,305
Clarus Capital Funding, LLC, Series 2026-1A, Class A2, 4.52% 11/20/2034 (e)(g)	17,853	17,837
Clarus Capital Funding, LLC, Series 2026-1A, Class B, 5.01% 11/20/2034 (e)(g)	3,052	3,044
CLI Funding IX, LLC, Series 2024-1A, Class C, 6.00% 7/20/2049 (e)(g)	807	789
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045 (e)(g)	1,937	1,811
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045 (e)(g)	5,953	5,592
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045 (e)(g)	3,954	3,695

38	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046 (e)(g)	USD2,132	$1,963
CLI Funding VIII, LLC, Series 2022-1, Class A, 2.72% 1/18/2047 (e)(g)	2,716	2,480
CNH Equipment Trust, Series 2024-B, Class A3, 5.19% 9/17/2029 (e)	5,954	5,988
Commercial Equipment Finance, Series 2024-1, Class A, 5.97% 7/16/2029 (e)(g)	2,580	2,595
Commercial Equipment Finance, Series 2025-1A, Class A, 4.83% 5/15/2031 (e)(g)	12,615	12,618
Compass Datacenters Issuer III, LLC, Series 2026-2A, Class A21, 5.715% 7/25/2056 (e)(g)	32,100	32,130
Consolidated Communications, LLC, Series 2026-1A, Class A2, 5.079% 3/20/2056 (e)(g)	5,601	5,487
Crockett Partners Equipment Co. II, LLC, Series 2024-1C, Class A, 6.05% 1/20/2031 (e)(g)	5,917	5,939
Crossroads Asset Trust, Series 2024-A, Class A2, 5.90% 8/20/2030 (e)(g)	1,127	1,132
Daimler Trucks Retail Trust, Series 2024-1, Class A3, 5.49% 12/15/2027 (e)	1,011	1,015
DataBank Issuer, LLC, Series 2026-1A, Class A2, 5.811% 2/25/2056 (e)(g)	17,851	17,685
Dell Equipment Finance Trust, Series 2024-1, Class A3, 5.39% 3/22/2030 (e)(g)	3,390	3,399
Dell Equipment Finance Trust, Series 2024-2, Class A3, 4.59% 8/22/2030 (e)(g)	4,149	4,155
Dell Equipment Finance Trust, Series 2024-2, Class B, 4.82% 8/22/2030 (e)(g)	1,025	1,026
Dext ABS, LLC, Series 2025-2, Class A2, 4.10% 4/17/2028 (e)(g)	2,914	2,911
Dext ABS, LLC, Series 2023-1, Class A2, 5.99% 3/15/2032 (e)(g)	20	20
Dext ABS, LLC, Series 2025-1, Class A3, 4.77% 8/15/2035 (e)(g)	14,595	14,607
Dext ABS, LLC, Series 2025-2, Class A3, 4.23% 4/15/2036 (e)(g)	6,884	6,834
DLLAD, LLC, Series 2024-1, Class A3, 5.30% 7/20/2029 (e)(g)	1,901	1,915
DLLAD, LLC, Series 2025-1A, Class A3, 4.42% 9/20/2030 (e)(g)	6,163	6,131
DLLMT, LLC, Series 2026-1A, Class A2, 4.03% 7/20/2028 (e)(g)	8,505	8,491
DLLMT, LLC, Series 2026-1A, Class A3, 4.20% 12/20/2029 (e)(g)	14,884	14,772
DLLMT, LLC, Series 2024-1A, Class A4, 4.98% 4/20/2032 (e)(g)	4,000	4,008
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045 (e)(g)	1,231	1,159
EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032 (e)(g)	9,056	9,048
EquipmentShare, Series 2024-2M, Class B, 6.43% 12/20/2032 (e)(g)	1,065	1,069
EquipmentShare, Series 2025-1M, Class A, 5.48% 9/26/2033 (e)(g)	3,218	3,171
Ezee Fiber Funding, LLC, Series 2026-1A, Class A2, 5.986% 8/20/2056 (e)(g)	13,590	13,588
FTAI MRE 2026-1 Cayman, Ltd., Series 2026-1A, Class A, 5.632% 6/15/2051 (e)(g)	15,246	15,207
FTAI MRE 2026-1 Cayman, Ltd., Series 2026-1A, Class B, 6.417% 6/15/2051 (e)(g)	588	585
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045 (e)(g)	5,456	5,147
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045 (e)(g)	748	706
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046 (e)(g)	6,201	5,637
GGAM Master Trust International, Ltd., Series 2026-1A, Class A, 5.861% 9/30/2060 (e)(g)	1,913	1,896
GGAM Master Trust International, Ltd., Series 2025-1A, Class A, 5.923% 9/30/2060 (e)(g)	21,594	21,439
Global SC Finance SRL, Series 2025-1H, Class A, 6.169% 9/20/2045 (e)(g)	10,437	10,380
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 8/17/2039 (e)(g)	2,375	2,309
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040 (e)(g)	11,979	11,463
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040 (e)(g)	7,645	7,352
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041 (e)(g)	25,193	23,429
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041 (e)(g)	13,408	12,609
Gordon Brothers Equipment Finance, LLC, Series 2026-1A, Class A2, 5.15% 6/20/2034 (e)(g)	18,194	18,193
GreatAmerica Leasing Receivables Funding, LLC, Series 2025-1, Class A2, 4.52% 10/15/2027 (e)(g)	2,972	2,974
GreatAmerica Leasing Receivables Funding, LLC, Series 2025-1, Class A3, 4.49% 4/16/2029 (e)(g)	39,407	39,389
GreatAmerica Leasing Receivables Funding, LLC, Series 2023-1, Class B, 5.21% 3/15/2030 (e)(g)	1,500	1,506
GreatAmerica Leasing Receivables Funding, LLC, Series 2026-1, Class A3, 4.76% 9/16/2030 (e)(g)	7,355	7,370
GreatAmerica Leasing Receivables Funding, LLC, Series 2025-1, Class A4, 4.58% 1/15/2032 (e)(g)	3,945	3,919
GreatAmerica Leasing Receivables Funding, LLC, Series 2025-2, Class B, 4.50% 9/15/2032 (e)(g)	2,109	2,075
GreatAmerica Leasing Receivables Funding, LLC, Series 2026-1, Class A4, 4.96% 5/16/2033 (e)(g)	1,060	1,066
HALO AirFinance DAC Series 2026-1A, Class A, 5.39% 8/20/2041 (e)(g)	6,877	6,872
HALO AirFinance DAC Series 2026-1A, Class B, 5.73% 8/20/2041 (e)(g)	336	336
HALO AirFinance DAC, Series 2026-1A, Class C, 6.36% 8/20/2041 (e)(g)	332	332
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049 (e)(g)	3,096	3,063
HPEFS Equipment Trust, Series 2024-2, Class B, 5.35% 10/20/2031 (e)(g)	453	455
HPEFS Equipment Trust, Series 2025-1A, Class A3, 4.43% 9/20/2032 (e)(g)	1,982	1,983
HPEFS Equipment Trust, Series 2025-2A, Class A3, 4.03% 11/22/2032 (e)(g)	6,513	6,480
HPEFS Equipment Trust, Series 2025-2A, Class A2, 4.07% 11/22/2032 (e)(g)	1,196	1,195
HPEFS Equipment Trust, Series 2025-2A, Class B, 4.21% 11/22/2032 (e)(g)	1,224	1,214
John Deere Owner Trust, Series 2024-A, Class A3, 4.96% 11/15/2028 (e)	5,440	5,460
John Deere Owner Trust, Series 2024-B, Class A3, 5.20% 3/15/2029 (e)	10,908	10,970
Kapitus Asset Securitization, LLC, Series 2026-1A, Class A, 5.36% 5/10/2033 (e)(g)	2,013	1,991
Kinetic ABS Issuer, LLC, Series 2026-2A, Class A2, 5.834% 6/25/2058 (e)(g)	29,380	29,253
Kubota Credit Owner Trust, Series 2026-2A, Class A3, 4.61% 9/16/2030 (e)(g)	6,935	6,933
Ledn Issuer Trust, Series 2026-1A, Class A, 6.748% 2/25/2041 (e)(g)	609	609
Lightpath Fiber Issuer, LLC, Series 2026-1A, Class A2, 5.597% 3/25/2056 (e)(g)	25,159	24,964
M&T Equipment Notes, Series 2026-1A, Class A2, 4.56% 3/19/2029 (e)(g)	6,545	6,547

Intermediate Bond Fund of America	39

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
M&T Equipment Notes, Series 2026-1A, Class A3, 4.80% 11/18/2030 (e)(g)	USD7,370	$7,368
M&T Equipment Notes, Series 2024-1, Class A3, 4.76% 8/18/2031 (e)(g)	12,721	12,746
MAPS Trust, Series 2026-1A, Class A, 5.201% 1/15/2051 (e)(g)	18,089	17,709
MAPS Trust, Series 2026-2A, Class A, 5.523% 6/15/2051 (e)(g)	3,572	3,543
Merchants Fleet Funding, LLC, Series 2024-1, Class A, 5.82% 4/20/2037 (e)(g)	6,768	6,780
Mercury Financial Credit Card Master Trust, Series 2026-2A, Class A, 5.07% 6/21/2032 (e)(g)	19,324	19,235
Merit DAC, Series 2026-1A, Class A, 4.852% 2/15/2040 (e)(g)	39,434	38,585
MMAF Equipment Finance, LLC, Series 2025-B, Class A2, 4.02% 2/13/2029 (e)(g)	19,829	19,784
MMP Capital, Series 2025-A, Class A, 5.36% 12/15/2031 (e)(g)	1,248	1,251
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046 (e)(g)	7,992	7,603
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (e)(g)	159,685	125,268
NMEF Funding, LLC, Series 2024-A, Class A2, 5.15% 12/15/2031 (e)(g)	4,073	4,085
NMEF Funding, LLC, Series 2025-A, Class A2, 4.72% 7/15/2032 (e)(g)	8,493	8,499
NMEF Funding, LLC, Series 2025-B, Class A2, 4.64% 1/18/2033 (e)(g)	11,304	11,316
NMEF Funding, LLC, Series 2025-B, Class B, 4.73% 1/18/2033 (e)(g)	6,354	6,342
NMEF Funding, LLC, Series 2026-A, Class A2, 4.09% 2/15/2034 (e)(g)	2,592	2,585
NMEF Funding, LLC, Series 2026-A, Class A3, 4.20% 2/15/2034 (e)(g)	923	914
Oaktree ABF Equipment ST, LLC, Series 2026-1A, Class A2, 4.50% 10/17/2033 (e)(g)	4,052	4,056
OHS Issuer, LLC, Series 2026-1, Class A2, 5.98% 2/25/2061 (e)(g)	36,397	35,369
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031 (e)(g)	20,179	20,211
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class B, 7.15% 6/17/2031 (e)(g)	1,106	1,117
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class A, 4.98% 10/17/2031 (e)(g)	4,743	4,731
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class B, 5.42% 10/17/2031 (e)(g)	370	370
OnDeck Asset Securitization Trust, LLC, Series 2025-1A, Class A, 5.08% 4/19/2032 (e)(g)	4,220	4,220
OnDeck Asset Securitization Trust, LLC, Series 2025-1A, Class B, 5.52% 4/19/2032 (e)(g)	515	516
OnDeck Asset Securitization Trust, LLC, Series 2025-2A, Class A, 4.84% 11/17/2032 (e)(g)	6,579	6,537
OnDeck Asset Securitization Trust, LLC, Series 2025-2A, Class B, 5.23% 11/17/2032 (e)(g)	3,232	3,217
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031 (e)(g)	1,304	1,290
Oportun Funding, LLC, Series 2021-B, Class B, 1.96% 5/8/2031 (e)(g)	139	137
OWN Equipment Fund III, Series 2025-2M, Class A, 5.42% 3/27/2034 (e)(g)	17,414	17,112
Pagaya AI Debt Selection Trust, Series 2026-1, Class A1, 4.228% 2/15/2027 (e)(g)	121	121
Pagaya AI Debt Selection Trust, Series 2025-R3, Class A, 4.841% 1/18/2033 (e)(g)	15,349	15,339
Pagaya AI Debt Selection Trust, Series 2025-R3, Class B, 5.088% 1/18/2033 (e)(g)	5,114	5,094
Pagaya AI Debt Selection Trust, Series 2026-1, Class A2, 4.739% 9/15/2033 (e)(g)	3,977	3,982
Pagaya AI Debt Selection Trust, Series 2026-1, Class B, 5.37% 9/15/2033 (e)(g)	2,383	2,372
Pagaya AI Debt Selection Trust, Series 2026-1, Class C, 5.507% 9/15/2033 (e)(g)	1,592	1,579
Pagaya AI Debt Selection Trust, Series 2026-1, Class D, 5.744% 9/15/2033 (e)(g)	1,327	1,314
Pagaya AI Debt Selection Trust, Series 2026-R1, Class A, 4.714% 12/15/2033 (e)(g)	18,051	18,018
Pagaya AI Debt Selection Trust, Series 2026-R1, Class B, 5.276% 12/15/2033 (e)(g)	8,121	8,120
Pagaya AI Debt Selection Trust, Series 2026-R1, Class C, 5.409% 12/15/2033 (e)(g)	2,048	2,038
Pagaya AI Debt Selection Trust, Series 2026-R1, Class D, 5.75% 12/15/2033 (e)(g)	1,954	1,938
Pagaya AI Debt Selection Trust, Series 2026-5, Class A2, 5.338% 3/15/2034 (e)(g)	2,500	2,508
Pagaya Point Of Sale Holdings Grantor Trust, Series 2025-2, Class A, 5.065% 7/20/2033 (e)(g)	34,521	34,551
Pagaya Point Of Sale Holdings Grantor Trust, Series 2025-2, Class B, 5.212% 7/20/2033 (e)(g)	3,001	3,000
Pagaya Point Of Sale Holdings Grantor Trust, Series 2025-2, Class C, 5.506% 7/20/2033 (e)(g)	1,766	1,765
Pagaya Point Of Sale Holdings Grantor Trust, Series 2025-2, Class D, 5.799% 7/20/2033 (e)(g)	2,168	2,169
PEAC Solutions Receivables, LLC, Series 2024-2A, Class A2, 4.74% 4/20/2027 (e)(g)	349	349
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A2, 5.79% 6/21/2027 (e)(g)	2,306	2,312
PEAC Solutions Receivables, LLC, Series 2026-1A, Class A2, 4.27% 10/20/2028 (e)(g)	12,239	12,184
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A2, 4.94% 10/20/2028 (e)(g)	3,919	3,929
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A3, 5.64% 11/20/2030 (e)(g)	2,857	2,883
PEAC Solutions Receivables, LLC, Series 2024-1A, Class B, 5.79% 11/20/2030 (e)(g)	2,728	2,752
PEAC Solutions Receivables, LLC, Series 2024-2A, Class A3, 4.65% 10/20/2031 (e)(g)	301	301
PEAC Solutions Receivables, LLC, Series 2024-2A, Class B, 4.83% 10/20/2031 (e)(g)	3,250	3,247
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A3, 5.04% 7/20/2032 (e)(g)	5,100	5,122
PEAC Solutions Receivables, LLC, Series 2026-1A, Class A3, 4.39% 7/20/2033 (e)(g)	10,607	10,505
PFS Financing Corp., Series 2024-F, Class A, 4.75% 8/15/2029 (e)(g)	15,425	15,462
PFS Financing Corp., Series 2026-D, Class A, 4.49% 5/15/2031 (e)(g)	1,008	1,003
PG&E Recovery Funding, LLC, Series 2024-A, Class A1, 4.838% 6/1/2033 (e)	6,267	6,205
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2038 (e)	3,145	2,954
PK ALIFT Loan Funding, Series 2025-2, Class A, 4.75% 3/15/2043 (e)(g)	4,322	4,270
PK ALIFT Loan Funding, Series 2026-1, Class A, 4.614% 9/15/2043 (e)(g)	5,406	5,302
PK ALIFT Loan Funding 9, LP, Series 2026-2, Class A, 5.217% 2/15/2044 (e)(g)	14,939	14,877
PK ALIFT Loan Funding 9, LP, Series 2026-2, Class D, 6.285% 2/15/2044 (e)(g)	3,073	3,054
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class AF, (1-month USD CME Term SOFR + 1.70%) 5.339% 9/15/2039 (e)(f)(g)	504	509

40	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class A1, 5.842% 9/15/2039 (e)(g)	USD1,744	$1,764
PK ALIFT Loan Funding 4, LP, Series 2024-2, Class A, 5.052% 10/15/2039 (e)(g)	2,791	2,786
Post Road Equipment Finance, Series 2025-1A, Class A2, 4.90% 5/15/2031 (e)(g)	2,190	2,196
Post Road Equipment Finance, Series 2025-1A, Class B, 5.04% 5/15/2031 (e)(g)	725	728
Post Road Equipment Finance, Series 2025-1A, Class C, 5.13% 5/15/2031 (e)(g)	6,575	6,559
QTS Issue ABS II, LLC, Series 2026-3A, Class A2, 6.156% 1/5/2056 (e)(g)	1,750	1,684
Reach Financial, LLC, Series 2024-2, Class B, 5.84% 7/15/2031 (e)(g)	3,283	3,308
Reach Financial, LLC, Series 2026-1A, Class A, 4.32% 2/15/2033 (e)(g)	5,007	5,017
Reach Financial, LLC, Series 2026-1A, Class B, 4.37% 2/15/2033 (e)(g)	8,476	8,430
Reach Financial, LLC, Series 2026-1A, Class C, 4.80% 2/15/2033 (e)(g)	1,717	1,694
Reach Financial, LLC, Series 2026-2A, Class B, 4.81% 2/15/2035 (e)(g)	3,920	3,911
Reach Financial, LLC, Series 2026-2A, Class C, 5.35% 2/15/2035 (e)(g)	2,200	2,191
Reach Financial, LLC, Series 2026-2A, Class D, 5.67% 2/15/2035 (e)(g)	755	743
Sabey Data Center Issuer, LLC, Series 2026-1, Class A2, 5.482% 1/20/2051 (e)(g)	23,396	22,999
SCF Equipment Leasing, LLC, Series 2024-1A, Class A3, 5.52% 1/20/2032 (e)(g)	9,559	9,622
SCF Equipment Leasing, LLC, Series 2024-1, Class B, 5.56% 4/20/2032 (e)(g)	3,390	3,416
SCF Equipment Leasing, LLC, Series 2024-1A, Class C, 5.82% 9/20/2032 (e)(g)	1,625	1,646
SCF Equipment Trust, LLC, Series 2025-1A, Class A2, 4.82% 7/22/2030 (e)(g)	52	52
SCF Equipment Trust, LLC, Series 2025-1A, Class A3, 5.11% 11/21/2033 (e)(g)	10,356	10,414
SCF Equipment Trust, LLC, Series 2025-1A, Class B, 5.23% 9/20/2034 (e)(g)	4,552	4,570
SCF Equipment Trust, LLC, Series 2025-1A, Class C, 5.37% 9/20/2034 (e)(g)	1,242	1,244
SCF Equipment Trust, LLC, Series 2025-2A, Class C, 4.82% 6/20/2036 (e)(g)	100	98
SCF Equipment Trust, LLC, Series 2025-2A, Class D, 5.33% 6/20/2036 (e)(g)	276	269
SLAM, Ltd., Series 2024-1A, Class A, 5.335% 9/15/2049 (e)(g)	5,164	5,099
SLAM, Ltd., Series 2026-1A, Class A, 5.547% 7/15/2051 (e)(g)	22,219	21,998
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046 (e)(g)	4,818	4,593
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046 (e)(g)	1,822	1,789
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041 (e)(g)	886	884
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033 (e)(g)	787	775
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033 (e)(g)	271	266
Subway Funding, LLC, Series 2024-3, Class A2I, 5.246% 7/30/2054 (e)(g)	20,900	20,533
Subway Funding, LLC, Series 2024-3A, Class A2II, 5.566% 7/30/2054 (e)(g)	968	940
Subway Funding, LLC, Series 2024-3, Class A23, 5.914% 7/30/2054 (e)(g)	2,048	1,957
Subway Funding, LLC, Series 2024-1, Class A2I, 6.028% 7/30/2054 (e)(g)	2,126	2,137
Subway Funding, LLC, Series 2024-1, Class A2II, 6.268% 7/30/2054 (e)(g)	1,474	1,481
Subway Funding, LLC, Series 2024-1, Class A23, 6.505% 7/30/2054 (e)(g)	958	958
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075 (e)(g)	5,478	5,375
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045 (e)(g)	6,500	6,229
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045 (e)(g)	2,617	2,523
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045 (e)(g)	8,333	7,808
Textainer Marine Containers, Ltd., Series 2020-3, Class A, 2.11% 9/20/2045 (e)(g)	3,777	3,626
Textainer Marine Containers, Ltd., Series 2021-1, Class A, 1.68% 2/20/2046 (e)(g)	6,094	5,735
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046 (e)(g)	21,944	20,511
TIF Funding II, LLC, Series 2021-1A, Class A, 1.65% 2/20/2046 (e)(g)	1,137	1,032
T-Mobile US Trust, Series 2026-1A, Class A, 4.25% 10/21/2030 (e)(g)	14,087	14,012
Trinity Rail Leasing 2018, LLC, Series 2020-1A, Class A, 1.96% 10/17/2050 (e)(g)	8,200	7,842
Trinity Rail Leasing, LP, Series 2020-2A, Class A2, 2.56% 11/19/2050 (e)(g)	6,605	6,396
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045 (e)(g)	22,480	21,121
Triton Container Finance VIII, LLC, Series 2020-1, Class B, 3.74% 9/20/2045 (e)(g)	2,612	2,491
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046 (e)(g)	6,672	6,149
Triumph Rail, LLC, Series 2021-2, Class A, 2.15% 6/19/2051 (e)(g)	8,826	8,582
U.S. Bank NA, Series 2025-SUP1, Class B, 5.582% 2/25/2032 (e)(g)	3,014	3,020
U.S. Bank NA, Series 2025-SUP2, Class B1, 4.818% 9/25/2032 (e)(g)	5,937	5,866
U.S. Bank NA, Series 2026-SUP1, Class B1, 5.50% 6/27/2033 (e)(g)	17,104	17,085
U.S. Bank NA, Series 2026-X0V1, Class B, 6.072% 9/25/2033 (e)(g)	1,540	1,542
U.S. Bank NA, Series 2026-X0V1, Class C, 6.802% 9/25/2033 (e)(g)	1,460	1,462
U.S. Bank NA, Series 2026-RVM1, Class B1, 4.959% 12/25/2046 (e)(g)	7,168	7,058
U.S. Bank NA, Series 2026-RVM1, Class C, 5.595% 12/25/2046 (e)(g)	1,061	1,047
Upgrade Master Pass-Thru Trust, Series 2025-ST8, Class B, 5.065% 12/15/2033 (e)(g)	4,010	4,012
Upgrade Master Pass-Thru Trust, Series 2026-ST1, Class A, 4.244% 3/15/2034 (e)(g)	1,675	1,677
Upgrade Master Pass-Thru Trust, Series 2026-ST1, Class B, 4.635% 3/15/2034 (e)(g)	819	815
Upgrade Master Pass-Thru Trust, Series 2026-ST1, Class C, 5.13% 3/15/2034 (e)(g)	624	616
Upgrade Master Pass-Thru Trust, Series 2026-ST4, Class A, 4.541% 10/15/2035 (e)(g)	7,050	7,064
Upgrade Master Pass-Thru Trust, Series 2026-ST4, Class B, 5.457% 10/15/2035 (e)(g)	5,515	5,517
Upstart Securitization Trust, Series 2025-4, Class B, 5.20% 11/20/2035 (e)(g)	8,054	8,082
Upstart Securitization Trust, Series 2026-1, Class A2, 4.30% 3/20/2036 (e)(g)	807	808

Intermediate Bond Fund of America	41

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
Upstart Securitization Trust, Series 2026-1, Class B, 4.98% 3/20/2036 (e)(g)	USD1,757	$1,749
Upstart Securitization Trust, Series 2026-2, Class A2, 4.54% 5/20/2036 (e)(g)	5,248	5,254
Upstart Securitization Trust, Series 2026-2, Class B, 5.08% 5/20/2036 (e)(g)	4,615	4,606
USQ Rail, Series 2021-3A, Class A, 2.21% 6/28/2051 (e)(g)	15,757	15,356
Verdant Receivables, LLC, Series 2024-1, Class A2, 5.68% 12/12/2031 (e)(g)	2,099	2,120
Verdant Receivables, LLC, Series 2025-1A, Class A3, 4.96% 5/12/2033 (e)(g)	15,582	15,578
Verizon Master Trust, Series 2025-3, Class A1A, 4.51% 3/20/2030 (5.26% on 11/20/2027) (e)(i)	6,073	6,092
Verizon Master Trust, Series 2024-3, Class A1A, 5.34% 4/22/2030 (e)	20,000	20,169
Verizon Master Trust, Series 2024-6, Class A1A, 4.17% 8/20/2030 (e)	9,686	9,676
Verizon Master Trust, Series 2025-9, Class A1A, 3.96% 10/21/2030 (4.67% on 10/20/2027) (e)(i)	8,619	8,580
Verizon Master Trust, Series 2026-1, Class A1A, 3.94% 2/20/2031 (4.69% on 2/20/2028) (e)(i)	23,167	23,016
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031 (e)(g)	13,818	13,884
Verizon Master Trust, Series 2025-7, Class A1A, 3.96% 8/20/2031 (e)	8,301	8,212
Verizon Master Trust, Series 2024-2, Class A, 4.83% 12/22/2031 (e)(g)	5,212	5,236
Verizon Master Trust, Series 2024-5, Class A, 5.00% 6/21/2032 (e)(g)	4,587	4,644
Verizon Master Trust, Series 2025-4, Class A, 4.76% 3/21/2033 (e)(g)	5,649	5,651
Verizon Master Trust, Series 2025-10, Class A, 4.28% 10/20/2033 (4.96% on 10/20/2030) (e)(g)(i)	7,180	7,039
VFI ABS, LLC, Series 2025-1A, Class A, 4.78% 6/24/2030 (e)(g)	2,078	2,080
Wingspire Equipment Finance, LLC, Series 2024-1A, Class A2, 4.99% 9/20/2032 (e)(g)	1,953	1,957
Wingspire Equipment Finance, LLC, Series 2024-1A, Class C, 5.28% 9/20/2032 (e)(g)	718	718
Wingspire Equipment Finance, LLC, Series 2025-1A, Class A2, 4.33% 9/20/2033 (e)(g)	4,321	4,315
Wingspire Equipment Finance, LLC, Series 2025-1A, Class D, 5.45% 9/20/2033 (e)(g)	536	530
Zayo Issuer, LLC, Series 2026-1A, Class A2, 5.546% 4/20/2056 (e)(g)	22,025	21,794
		2,243,350

Auto loan 5.98%
Ally Auto Receivables Trust, Series 2026-1, Class A2, 3.91% 11/15/2028 (e)	4,907	4,903
Ally Auto Receivables Trust, Series 2026-1, Class A3, 3.92% 10/15/2030 (e)	11,480	11,384
American Credit Acceptance Receivables Trust, Series 2025-2, Class A, 4.81% 9/12/2028 (e)(g)	56	56
American Credit Acceptance Receivables Trust, Series 2025-4, Class A, 4.42% 5/14/2029 (e)(g)	16,186	16,198
American Credit Acceptance Receivables Trust, Series 2025-2, Class B, 4.85% 5/14/2029 (e)(g)	1,390	1,392
American Credit Acceptance Receivables Trust, Series 2026-1, Class A, 4.16% 7/12/2029 (e)(g)	376	376
American Credit Acceptance Receivables Trust, Series 2025-4, Class B, 4.55% 1/14/2030 (e)(g)	10,000	10,004
American Credit Acceptance Receivables Trust, Series 2024-1, Class C, 5.63% 1/14/2030 (e)(g)	663	663
American Credit Acceptance Receivables Trust, Series 2026-1, Class B, 4.24% 4/12/2030 (e)(g)	435	433
American Credit Acceptance Receivables Trust, Series 2026-2, Class A, 4.32% 5/8/2030 (e)(g)	2,585	2,583
American Credit Acceptance Receivables Trust, Series 2024-1, Class D, 5.86% 5/13/2030 (e)(g)	2,489	2,507
American Credit Acceptance Receivables Trust, Series 2026-3, Class A, 4.60% 6/10/2030 (e)(g)	21,610	21,623
American Credit Acceptance Receivables Trust, Series 2026-2, Class B, 4.50% 10/8/2030 (e)(g)	2,000	1,991
American Credit Acceptance Receivables Trust, Series 2025-4, Class C, 4.83% 1/13/2031 (e)(g)	17,597	17,591
American Credit Acceptance Receivables Trust, Series 2026-3, Class B, 4.83% 3/10/2031 (e)(g)	396	396
American Credit Acceptance Receivables Trust, Series 2025-2, Class C, 5.11% 4/14/2031 (e)(g)	3,517	3,531
American Credit Acceptance Receivables Trust, Series 2024-4, Class C, 4.91% 8/12/2031 (e)(g)	908	910
American Credit Acceptance Receivables Trust, Series 2024-4, Class D, 5.34% 8/12/2031 (e)(g)	1,000	1,005
American Credit Acceptance Receivables Trust, Series 2025-4, Class D, 5.25% 9/12/2031 (e)(g)	3,242	3,239
American Credit Acceptance Receivables Trust, Series 2026-2, Class C, 4.85% 5/10/2032 (e)(g)	5,780	5,749
American Credit Acceptance Receivables Trust, Series 2026-1, Class C, 4.55% 1/12/2033 (e)(g)	1,000	993
AmeriCredit Automobile Receivables Trust, Series 2024-1, Class A3, 5.43% 1/18/2029 (e)	3,609	3,622
Arivo Acceptance Auto Loan Receivables Trust, Series 2025-1A, Class A2, 4.92% 5/15/2029 (e)(g)	1,658	1,660
Arivo Acceptance Auto Loan Receivables Trust, Series 2026-1A, Class A2, 4.96% 8/15/2030 (e)(g)	4,195	4,195
Arivo Acceptance Auto Loan Receivables Trust, Series 2025-1A, Class B, 5.11% 11/17/2031 (e)(g)	932	932
Arivo Acceptance Auto Loan Receivables Trust, Series 2025-1A, Class C, 5.42% 12/15/2031 (e)(g)	897	886
AutoNation Finance Trust, Series 2026-1A, Class A2, 3.95% 1/11/2029 (e)(g)	5,613	5,607
AutoNation Finance Trust, Series 2026-N1A, Series A2, 4.48% 2/15/2029 (e)(g)	6,876	6,872
AutoNation Finance Trust, Series 2026-1A, Class A3, 4.03% 8/12/2030 (e)(g)	6,343	6,299
AutoNation Finance Trust, Series 2026-N1A, Class A3, 4.63% 12/16/2030 (e)(g)	3,857	3,847
AutoNation Finance Trust, Series 2026-N1A, Class B, 4.87% 5/17/2032 (e)(g)	216	215
AutoNation Finance Trust, Series 2026-N1A, Series D, 5.47% 1/17/2034 (e)(g)	2,771	2,770
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-2A, Class A, 1.66% 2/20/2028 (e)(g)	10,989	10,914
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028 (e)(g)	37,394	37,612
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-7, Class A, 5.90% 8/21/2028 (e)(g)	2,000	2,021
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-1, Class A, 5.25% 4/20/2029 (e)(g)	18,941	19,081
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-4, Class A, 5.49% 6/20/2029 (e)(g)	13,000	13,130
Avis Budget Rental Car Funding (AESOP), LLC, Series 2025-1A, Class A, 4.80% 8/20/2029 (e)(g)	1,254	1,253
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (e)(g)	18,450	18,799

42	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-8, Class A, 6.02% 2/20/2030 (e)(g)	USD7,840	$8,016
Avis Budget Rental Car Funding (AESOP), LLC, Series 2024-1, Class A, 5.36% 6/20/2030 (e)(g)	5,598	5,652
Avis Budget Rental Car Funding (AESOP), LLC, Series 2026-1A, Class A, 4.28% 8/20/2030 (e)(g)	9,767	9,590
Avis Budget Rental Car Funding (AESOP), LLC, Series 2025-2A, Class A, 5.12% 8/20/2031 (e)(g)	5,839	5,847
Avis Budget Rental Car Funding (AESOP), LLC, Series 2026-2A, Class A, 4.60% 8/20/2032 (e)(g)	5,274	5,127
Avis Budget Rental Car Funding (AESOP), LLC, Series 2026-2A, Class B, 5.00% 8/20/2032 (e)(g)	936	910
Avis Budget Rental Car Funding (AESOP), LLC, Series 2026-2A, Class C, 5.44% 8/20/2032 (e)(g)	847	828
Bridgecrest Lending Auto Securitization Trust, Series 2025-4, Class A2, 4.35% 6/15/2028 (e)	8,110	8,112
Bridgecrest Lending Auto Securitization Trust, Series 2026-1, Class A2, 4.10% 7/17/2028 (e)	4,648	4,648
Bridgecrest Lending Auto Securitization Trust, Series 2025-1, Class A3, 4.67% 8/15/2028 (e)	254	254
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A3, 4.72% 9/15/2028 (e)	570	570
Bridgecrest Lending Auto Securitization Trust, Series 2024-1, Class C, 5.65% 4/16/2029 (e)	3,450	3,463
Bridgecrest Lending Auto Securitization Trust, Series 2025-4, Class A3, 4.24% 10/15/2029 (e)	13,000	12,983
Bridgecrest Lending Auto Securitization Trust, Series 2024-1, Class D, 6.03% 11/15/2029 (e)	2,892	2,922
Bridgecrest Lending Auto Securitization Trust, Series 2026-1, Class A3, 4.04% 12/17/2029 (e)	8,225	8,202
Bridgecrest Lending Auto Securitization Trust, Series 2026-2, Class A3, 4.27% 1/15/2030 (e)	7,630	7,606
Bridgecrest Lending Auto Securitization Trust, Series 2025-4, Class C, 4.80% 8/15/2031 (e)	2,471	2,458
Bridgecrest Lending Auto Securitization Trust, Series 2025-4, Class D, 5.41% 8/15/2031 (e)	2,998	2,990
Bridgecrest Lending Auto Securitization Trust, Series 2026-1, Class B, 4.25% 11/17/2031 (e)	115	114
Bridgecrest Lending Auto Securitization Trust, Series 2026-2, Class B, 4.56% 2/17/2032 (e)	380	378
Bridgecrest Lending Auto Securitization Trust, Series 2026-2, Class C, 4.88% 2/17/2032 (e)	1,635	1,627
CarMax Auto Owner Trust, Series 2023-3, Class A3, 5.28% 5/15/2028 (e)	1,001	1,004
CarMax Auto Owner Trust, Series 2023-3, Class A4, 5.26% 2/15/2029 (e)	8,980	9,033
CarMax Auto Owner Trust, Series 2024-3, Class A3, 4.89% 7/16/2029 (e)	6,273	6,298
CarMax Auto Owner Trust, Series 2026-1, Class A3, 4.04% 3/17/2031 (e)	9,394	9,317
CarMax Select Receivables Trust, Series 2026-A, Class A2A, 4.03% 12/17/2029 (e)	1,534	1,530
CarMax Select Receivables Trust, Series 2024-A, Class C, 5.62% 1/15/2030 (e)	1,993	2,012
CarMax Select Receivables Trust, Series 2024-A, Class D, 6.27% 12/16/2030 (e)	3,022	3,062
CarMax Select Receivables Trust, Series 2025-B, Class C, 4.83% 6/16/2031 (e)	4,974	4,948
CarMax Select Receivables Trust, Series 2025-B, Class D, 5.33% 7/15/2031 (e)	7,999	7,905
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028 (e)(g)	206	206
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028 (e)	29	29
Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80% 9/11/2028 (e)	1,834	1,813
Carvana Auto Receivables Trust, Series 2024-P2, Class A3, 5.33% 7/10/2029 (e)	310	311
Carvana Auto Receivables Trust, Series 2024-N3, Class B, 4.67% 12/10/2030 (e)(g)	1,900	1,896
Carvana Auto Receivables Trust, Series 2024-N3, Class C, 4.90% 12/10/2030 (e)(g)	1,942	1,934
Carvana Auto Receivables Trust, Series 2026-P3, Class A3, 4.76% 8/11/2031 (e)	6,410	6,400
Chase Auto Owner Trust, Series 2024-1, Class A3, 5.13% 5/25/2029 (e)(g)	2,602	2,613
Chase Auto Owner Trust, Series 2024-2, Class A3, 5.52% 6/25/2029 (e)(g)	4,758	4,789
Chase Auto Owner Trust, Series 2024-4A, Class A3, 4.94% 7/25/2029 (e)(g)	3,724	3,737
Chase Auto Owner Trust, Series 2024-3, Class A3, 5.22% 7/25/2029 (e)(g)	4,893	4,918
Chase Auto Owner Trust, Series 2024-5A, Class A4, 4.15% 3/25/2030 (e)(g)	3,470	3,453
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028 (e)(g)	454	455
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030 (e)(g)	6,122	6,155
CPS Auto Receivables Trust, Series 2024-C, Class B, 5.68% 12/15/2028 (e)(g)	— (a)	— (a)
CPS Auto Receivables Trust, Series 2025-B, Class A, 4.74% 2/15/2029 (e)(g)	2,379	2,380
CPS Auto Receivables Trust, Series 2025-D, Class A, 4.46% 7/16/2029 (e)(g)	12,329	12,332
CPS Auto Receivables Trust, Series 2025-B, Class B, 4.79% 11/15/2029 (e)(g)	8,357	8,371
CPS Auto Receivables Trust, Series 2026-B, Class A, 4.35% 2/15/2030 (e)(g)	1,015	1,014
CPS Auto Receivables Trust, Series 2025-D, Class B, 4.48% 4/15/2030 (e)(g)	2,196	2,189
CPS Auto Receivables Trust, Series 2026-C, Class A, 4.52% 4/15/2030 (e)(g)	10,019	10,006
CPS Auto Receivables Trust, Series 2024-A, Class C, 5.74% 4/15/2030 (e)(g)	713	716
CPS Auto Receivables Trust, Series 2024-A, Class D, 6.13% 4/15/2030 (e)(g)	238	241
Credit Acceptance Auto Loan Trust, Series 2025-2A, Class A, 4.50% 11/15/2035 (e)(g)	16,462	16,429
Credit Acceptance Auto Loan Trust, Series 2025-2A, Class B, 4.87% 1/15/2036 (e)(g)	3,026	2,984
Credit Acceptance Auto Loan Trust, Series 2025-2A, Class C, 5.38% 3/17/2036 (e)(g)	97	96
Credit Acceptance Auto Loan Trust, Series 2026-1A, Class A, 4.65% 4/15/2036 (e)(g)	4,144	4,109
Credit Acceptance Auto Loan Trust, Series 2026-1A, Class C, 5.28% 8/15/2036 (e)(g)	264	262
Drive Auto Receivables Trust, Series 2025-2, Class A2, 4.29% 10/16/2028 (e)	377	377
Drive Auto Receivables Trust, Series 2024-1, Class B, 5.31% 1/16/2029 (e)	1,748	1,750
Drive Auto Receivables Trust, Series 2024-2, Class B, 4.52% 7/16/2029 (e)	3,874	3,878
Drive Auto Receivables Trust, Series 2024-1, Class C, 5.43% 11/17/2031 (e)	7,615	7,680
Drive Auto Receivables Trust, Series 2024-2, Class C, 4.67% 5/17/2032 (e)	4,359	4,368
Drive Auto Receivables Trust, Series 2025-2, Class A3, 4.14% 9/15/2032 (e)	1,640	1,639
Drive Auto Receivables Trust, Series 2025-2, Class C, 4.39% 9/15/2032 (e)	3,041	3,017
Drive Auto Receivables Trust, Series 2025-1, Class A3, 4.73% 9/15/2032 (e)	7,687	7,697

Intermediate Bond Fund of America	43

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
Drive Auto Receivables Trust, Series 2025-1, Class B, 4.79% 9/15/2032 (e)	USD3,614	$3,623
Drive Auto Receivables Trust, Series 2025-1, Class C, 4.99% 9/15/2032 (e)	647	650
Drive Auto Receivables Trust, Series 2025-1, Class D, 5.41% 9/15/2032 (e)	2,003	2,011
Drive Auto Receivables Trust, Series 2025-2, Class D, 4.90% 12/15/2032 (e)	4,667	4,628
Enterprise Fleet Financing, LLC, Series 2024-4, Class A2, 4.69% 7/20/2027 (e)(g)	1,757	1,759
Enterprise Fleet Financing, LLC, Series 2025-4, Class A2, 4.05% 8/20/2028 (e)(g)	27,818	27,772
Enterprise Fleet Financing, LLC, Series 2025-4, Class A3, 4.11% 12/20/2029 (e)(g)	30,000	29,685
Enterprise Fleet Financing, LLC, Series 2024-1, Class A3, 5.16% 9/20/2030 (e)(g)	2,281	2,297
Exeter Automobile Receivables Trust, Series 2026-1A, Class A2, 4.08% 9/15/2028 (e)	7,053	7,051
Exeter Automobile Receivables Trust, Series 2024-2A, Class C, 5.74% 5/15/2029 (e)	1,501	1,507
Exeter Automobile Receivables Trust, Series 2023-1A, Class D, 6.69% 6/15/2029 (e)	1,112	1,119
Exeter Automobile Receivables Trust, Series 2025-1A, Class B, 4.91% 8/15/2029 (e)	4,618	4,629
Exeter Automobile Receivables Trust, Series 2025-4A, Class A3, 4.39% 9/17/2029 (e)	13,620	13,631
Exeter Automobile Receivables Trust, Series 2025-5A, Class A3, 4.24% 11/15/2029 (e)	8,269	8,266
Exeter Automobile Receivables Trust, Series 2025-3A, Class B, 4.86% 2/15/2030 (e)	2,107	2,114
Exeter Automobile Receivables Trust, Series 2024-2A, Class D, 5.92% 2/15/2030 (e)	7,450	7,528
Exeter Automobile Receivables Trust, Series 2026-1A, Class A3, 4.03% 3/15/2030 (e)	12,108	12,066
Exeter Automobile Receivables Trust, Series 2026-2A, Class A3, 4.45% 5/15/2030 (e)	1,520	1,519
Exeter Automobile Receivables Trust, Series 2024-1A, Class C, 5.41% 5/15/2030 (e)	3,899	3,915
Exeter Automobile Receivables Trust, Series 2024-1A, Class D, 5.84% 6/17/2030 (e)	5,363	5,425
Exeter Automobile Receivables Trust, Series 2025-5A, Class B, 4.28% 7/15/2030 (e)	1,820	1,811
Exeter Automobile Receivables Trust, Series 2026-1A, Class B, 4.22% 10/15/2030 (e)	342	339
Exeter Automobile Receivables Trust, Series 2026-2A, Class B, 4.66% 1/15/2031 (e)	970	967
Exeter Automobile Receivables Trust, Series 2025-1A, Class D, 5.49% 5/15/2031 (e)	2,233	2,248
Exeter Automobile Receivables Trust, Series 2025-3A, Class C, 5.09% 10/15/2031 (e)	800	803
Exeter Automobile Receivables Trust, Series 2025-3A, Class D, 5.57% 10/15/2031 (e)	2,237	2,244
Exeter Automobile Receivables Trust, Series 2025-4A, Class D, 5.23% 1/15/2032 (e)	3,686	3,667
Exeter Automobile Receivables Trust, Series 2025-5A, Class C, 4.68% 3/15/2032 (e)	3,692	3,677
Exeter Automobile Receivables Trust, Series 2025-5A, Class D, 5.16% 3/15/2032 (e)	1,773	1,761
Exeter Select Automobile Receivables Trust, Series 2025-3, Class A2, 4.24% 5/15/2029 (e)	8,708	8,709
Exeter Select Automobile Receivables Trust, Series 2026-1, Class A2, 4.37% 10/15/2029 (e)	2,505	2,504
Exeter Select Automobile Receivables Trust, Series 2025-1, Class A3, 4.69% 4/15/2030 (e)	3,027	3,031
Exeter Select Automobile Receivables Trust, Series 2025-1, Class C, 5.40% 8/15/2031 (e)	1,416	1,428
Exeter Select Automobile Receivables Trust, Series 2025-3, Class B, 4.42% 3/15/2032 (e)	841	831
Exeter Select Automobile Receivables Trust, Series 2025-3, Class C, 5.00% 3/15/2032 (e)	1,500	1,495
Exeter Select Automobile Receivables Trust, Series 2025-3, Class D, 5.54% 5/17/2032 (e)	1,500	1,497
First Investors Auto Owner Trust, Series 2025-1A, Class A2, 4.31% 12/15/2028 (e)(g)	1,171	1,172
First Investors Auto Owner Trust, Series 2025-1A, Class A3, 4.25% 7/15/2030 (e)(g)	8,834	8,789
First Investors Auto Owner Trust, Series 2025-1A, Class B, 4.39% 1/15/2031 (e)(g)	3,378	3,334
Ford Credit Auto Owner Trust, Series 2024-C, Class A4, 4.11% 7/15/2030 (e)	4,417	4,374
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035 (e)(g)	11,253	11,294
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036 (e)(g)	38,713	39,144
Ford Credit Auto Owner Trust, Series 2026-1, Class A, 4.32% 8/15/2038 (8.63% on 2/15/2031) (e)(g)(i)	17,318	16,910
Ford Credit Floorplan Master Owner Trust, Series 2024-1, Class A1, 5.29% 4/15/2029 (e)(g)	41,667	41,919
Ford Credit Floorplan Master Owner Trust, Series 2024-3, Class A1, 4.30% 9/15/2029 (e)(g)	29,040	28,994
Ford Credit Floorplan Master Owner Trust, Series 2025-1, Class A1, 4.63% 4/15/2030 (e)	6,232	6,235
Ford Credit Floorplan Master Owner Trust, Series 2025-2, Class A1, 4.06% 9/15/2030 (e)	43,916	43,415
Ford Credit Floorplan Master Owner Trust, Series 2026-1, Class A, 4.42% 5/15/2031 (e)	6,583	6,543
General Motors, Series 2025-2A, Class A, 4.64% 3/15/2030 (e)(g)	11,343	11,361
GLS Auto Receivables Trust, Series 2025-3A, Class A2, 4.52% 7/17/2028 (e)(g)	3,182	3,184
GLS Auto Receivables Trust, Series 2025-1A, Class A3, 4.77% 9/15/2028 (e)(g)	4,141	4,144
GLS Auto Receivables Trust, Series 2025-2A, Class A3, 4.75% 1/16/2029 (e)(g)	10,011	10,023
GLS Auto Receivables Trust, Series 2024-3A, Class B, 5.08% 1/16/2029 (e)(g)	2,188	2,193
GLS Auto Receivables Trust, Series 2025-3A, Class A3, 4.44% 3/15/2029 (e)(g)	3,426	3,429
GLS Auto Receivables Trust, Series 2026-2A, Class A2, 4.25% 4/16/2029 (e)(g)	1,028	1,028
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029 (e)(g)	184	184
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029 (e)(g)	529	536
GLS Auto Receivables Trust, Series 2025-4A, Class A3, 4.29% 7/16/2029 (e)(g)	7,388	7,384
GLS Auto Receivables Trust, Series 2025-2A, Class B, 4.97% 10/15/2029 (e)(g)	3,314	3,326
GLS Auto Receivables Trust, Series 2026-2A, Class A3, 4.33% 11/15/2029 (e)(g)	4,023	4,016
GLS Auto Receivables Trust, Series 2024-1, Class C, 5.64% 12/17/2029 (e)(g)	4,691	4,713
GLS Auto Receivables Trust, Series 2024-1, Class D, 5.95% 12/17/2029 (e)(g)	2,531	2,563
GLS Auto Receivables Trust, Series 2025-3A, Class B, 4.57% 1/15/2030 (e)(g)	3,702	3,699
GLS Auto Receivables Trust, Series 2025-4A, Class B, 4.53% 4/15/2030 (e)(g)	8,098	8,082
GLS Auto Receivables Trust, Series 2026-1A, Class B, 4.22% 8/17/2030 (e)(g)	1,110	1,101
GLS Auto Receivables Trust, Series 2025-4A, Class C, 4.74% 8/15/2031 (e)(g)	11,078	11,045

44	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
GLS Auto Receivables Trust, Series 2025-4A, Class D, 5.13% 8/15/2031 (e)(g)	USD3,664	$3,623
GLS Auto Receivables Trust, Series 2026-2A, Class D, 5.38% 1/15/2032 (e)(g)	1,179	1,168
GLS Auto Select Receivables Issuer Trust, Series 2026-3A, Class A2, 4.69% 10/15/2032 (e)(g)	1,025	1,025
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029 (e)(g)	1,101	1,101
GLS Auto Select Receivables Trust, Series 2025-1A, Class A2, 4.71% 4/15/2030 (e)(g)	6,108	6,117
GLS Auto Select Receivables Trust, Series 2025-3A, Class A2, 4.46% 10/15/2030 (e)(g)	3,667	3,663
GLS Auto Select Receivables Trust, Series 2024-4A, Class B, 4.50% 11/15/2030 (e)(g)	236	235
GLS Auto Select Receivables Trust, Series 2024-4A, Class C, 4.75% 11/15/2030 (e)(g)	238	237
GLS Auto Select Receivables Trust, Series 2025-4A, Class A2, 4.17% 2/18/2031 (e)(g)	9,794	9,755
GLS Auto Select Receivables Trust, Series 2025-1A, Class C, 5.26% 3/15/2031 (e)(g)	520	522
GLS Auto Select Receivables Trust, Series 2024-4A, Class D, 5.28% 10/15/2031 (e)(g)	268	268
GLS Auto Select Receivables Trust, Series 2025-1A, Class D, 5.74% 4/15/2032 (e)(g)	679	686
GLS Auto Select Receivables Trust, Series 2026-2A, Class B, 4.79% 6/15/2032 (e)(g)	1,335	1,327
GLS Auto Select Receivables Trust, Series 2026-2A, Class C, 5.21% 6/15/2032 (e)(g)	2,810	2,803
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035 (e)(g)	3,487	3,543
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036 (e)(g)	13,906	14,220
GM Financial Revolving Receivables Trust, Series 2024-2, Class A, 4.52% 3/11/2037 (e)(g)	2,035	2,022
GM Financial Securitized Term Auto Receivables Trust, Series 2024-1, Class A3, 4.85% 12/18/2028 (e)	2,163	2,168
GM Financial Securitized Term Auto Receivables Trust, Series 2024-1, Class A4, 4.86% 6/18/2029 (e)	3,743	3,763
GM Financial Securitized Term Auto Receivables Trust, Series 2026-2, Class A4, 4.22% 2/17/2032 (e)	1,915	1,890
GM Financial Securitized Term Auto Receivables Trust, Series 2026-2, Class B, 4.44% 4/16/2032 (e)	800	790
GM Financial Securitized Term Auto Receivables Trust, Series 2026-2, Class C, 4.64% 11/16/2033 (e)	1,330	1,314
Hertz Vehicle Financing III, LLC, Series 2023-3, Class B, 6.53% 2/25/2028 (e)(g)	2,850	2,859
Hertz Vehicle Financing III, LLC, Series 2023-2, Class A, 5.57% 9/25/2029 (e)(g)	14,882	14,951
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030 (e)(g)	4,875	4,945
Hertz Vehicle Financing III, LLC, Series 2026-1A, Class A, 5.09% 11/25/2030 (e)(g)	2,843	2,815
Hertz Vehicle Financing III, LLC, Series 2026-1A, Class B, 5.67% 11/25/2030 (e)(g)	1,661	1,643
Hertz Vehicle Financing III, LLC, Series 2026-1A, Class C, 6.45% 11/25/2030 (e)(g)	2,019	1,991
Hertz Vehicle Financing III, LLC, Series 2026-2A, Class A, 5.40% 11/25/2032 (e)(g)	557	548
Hertz Vehicle Financing III, LLC, Series 2026-2A, Class B, 6.08% 11/25/2032 (e)(g)	2,558	2,513
Hertz Vehicle Financing III, LLC, Series 2026-2A, Class C, 6.76% 11/25/2032 (e)(g)	1,905	1,856
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027 (e)(g)	24,876	24,727
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (e)(g)	5,187	5,155
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027 (e)(g)	3,228	3,205
Hertz Vehicle Financing, LLC, Series 2023-3A, Class A, 5.94% 2/25/2028 (e)(g)	4,785	4,801
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (e)(g)	9,390	9,437
Hertz Vehicle Financing, LLC, Series 2025-1A, Class A, 4.91% 9/25/2029 (e)(g)	6,761	6,714
Hertz Vehicle Financing, LLC, Series 2025-1A, Class B, 5.45% 9/25/2029 (e)(g)	1,083	1,076
Hertz Vehicle Financing, LLC, Series 2025-1A, Class C, 6.03% 9/25/2029 (e)(g)	1,204	1,187
Hertz Vehicle Financing, LLC, Series 2025-3A, Class A, 5.06% 12/26/2029 (e)(g)	5,897	5,864
Hertz Vehicle Financing, LLC, Series 2025-3A, Class B, 5.59% 12/26/2029 (e)(g)	1,583	1,569
Hertz Vehicle Financing, LLC, Series 2025-3A, Class C, 6.13% 12/26/2029 (e)(g)	4,641	4,574
Hertz Vehicle Financing, LLC, Series 2025-5A, Class A, 4.62% 5/25/2030 (e)(g)	5,368	5,288
Hertz Vehicle Financing, LLC, Series 2025-5A, Class C, 5.50% 5/25/2030 (e)(g)	643	622
Hertz Vehicle Financing, LLC, Series 2025-2A, Class C, 6.40% 9/25/2031 (e)(g)	1,398	1,360
Hertz Vehicle Financing, LLC, Series 2025-4A, Class A, 5.41% 12/25/2031 (e)(g)	22,897	22,653
Hertz Vehicle Financing, LLC, Series 2025-4A, Class B, 5.90% 12/25/2031 (e)(g)	1,320	1,303
Hertz Vehicle Financing, LLC, Series 2025-4A, Class C, 6.48% 12/25/2031 (e)(g)	297	289
Hertz Vehicle Financing, LLC, Series 2025-6A, Class C, 5.82% 5/25/2032 (e)(g)	913	863
Honda Auto Receivables Owner Trust, Series 2023-3, Class A3, 5.41% 2/18/2028 (e)	636	638
Huntington National Bank (The), Series 2024-2, Class B1, 5.442% 10/20/2032 (e)(g)	2,139	2,144
Huntington National Bank (The), Series 2025-1, Class B, 4.957% 3/21/2033 (e)(g)	11,559	11,539
Huntington National Bank (The), Series 2025-2, Class B1, 4.835% 9/20/2033 (e)(g)	8,685	8,622
Huntington National Bank (The), Series 2025-2, Class B2, (30-day Average USD-SOFR + 1.20%) 4.839% 9/20/2033 (e)(f)(g)	3,151	3,164
Huntington National Bank (The), Series 2026-1, Class B1, 4.503% 2/20/2034 (e)(g)	20,320	20,158
Hyundai Auto Lease Securitization Trust, Series 2026-A, Class A2A, 3.85% 5/15/2028 (e)(g)	1,168	1,165
Hyundai Auto Lease Securitization Trust, Series 2026-A, Class A3, 3.97% 12/15/2028 (e)(g)	8,517	8,459
Hyundai Auto Receivables Trust, Series 2024-A, Class A3, 4.99% 2/15/2029 (e)	2,626	2,636
Hyundai Floorplan Master Owner Trust, Series 2025-1A, Class A, 4.01% 10/15/2030 (e)(g)	28,278	27,901
LAD Auto Receivables Trust, Series 2024-2, Class A3, 5.61% 8/15/2028 (e)(g)	173	173
LAD Auto Receivables Trust, Series 2024-1, Class A4, 5.17% 9/15/2028 (e)(g)	1,910	1,913
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028 (e)(g)	1,126	1,127
LAD Auto Receivables Trust, Series 2024-1, Class B, 5.33% 2/15/2029 (e)(g)	3,507	3,524
LAD Auto Receivables Trust, Series 2024-3A, Class A3, 4.52% 3/15/2029 (e)(g)	1,043	1,044
LAD Auto Receivables Trust, Series 2026-1A, Class A2, 3.75% 5/15/2029 (e)(g)	918	916

Intermediate Bond Fund of America	45

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
LAD Auto Receivables Trust, Series 2024-1, Class C, 5.64% 6/15/2029 (e)(g)	USD1,350	$1,364
LAD Auto Receivables Trust, Series 2024-2, Class A4, 5.46% 7/16/2029 (e)(g)	3,124	3,138
LAD Auto Receivables Trust, Series 2024-3A, Class A4, 4.60% 12/17/2029 (e)(g)	3,385	3,389
LAD Auto Receivables Trust, Series 2024-3A, Class B, 4.74% 1/15/2030 (e)(g)	548	549
LAD Auto Receivables Trust, Series 2024-3A, Class C, 4.93% 3/15/2030 (e)(g)	197	197
LAD Auto Receivables Trust, Series 2023-1, Class D, 7.30% 6/17/2030 (e)(g)	434	435
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031 (e)(g)	283	285
LAD Auto Receivables Trust, Series 2024-1, Class D, 6.15% 6/16/2031 (e)(g)	832	842
LAD Auto Receivables Trust, Series 2024-2, Class D, 6.37% 10/15/2031 (e)(g)	259	263
LAD Auto Receivables Trust, Series 2024-3A, Class D, 5.18% 2/17/2032 (e)(g)	179	179
LAD Auto Receivables Trust, Series 2025-2A, Class D, 5.01% 12/15/2032 (e)(g)	1,642	1,633
LAD Select Auto Receivables Trust, Series 2026-A, Class A2, 4.59% 4/16/2029 (e)(g)	10,351	10,354
Lendbuzz Securitization Trust, Series 2025-1A, Class A2, 5.10% 10/15/2030 (e)(g)	2,319	2,318
Mercedes-Benz Auto Lease Trust, Series 2024-A, Class A3, 5.32% 1/18/2028 (e)	3,727	3,736
Mercedes-Benz Auto Receivables Trust, Series 2024-1, Class A3, 4.80% 4/16/2029 (e)	6,080	6,096
Mercedes-Benz Auto Receivables Trust, Series 2024-1, Class A4, 4.79% 7/15/2031 (e)	7,429	7,461
OneMain Direct Auto Receivables Trust, Series 2026-1A, Class A, 4.49% 12/14/2033 (e)(g)	2,075	2,048
PenFed Auto Receivables Owner Trust, Series 2025-A, Class A2, 4.12% 9/15/2028 (e)(g)	1,683	1,683
PenFed Auto Receivables Owner Trust, Series 2025-A, Class A3, 4.03% 7/15/2030 (e)(g)	2,012	2,000
Porsche Innovative Lease Owner Trust, Series 2024-1, Class A3, 4.67% 11/22/2027 (e)(g)	2,533	2,535
Porsche Innovative Lease Owner Trust, Series 2024-2A, Class A4, 4.26% 9/20/2030 (e)(g)	2,950	2,951
Prestige Auto Receivables Trust, Series 2024-1, Class D, 6.21% 2/15/2030 (e)(g)	1,712	1,716
Research-Driven Pagaya Motor Asset Trust I, Series 2025-4A, Class A2, 5.124% 4/25/2034 (e)(g)	5,905	5,913
Research-Driven Pagaya Motor Asset Trust I, Series 2025-5A, Class A2, 4.575% 6/26/2034 (e)(g)	3,618	3,617
Research-Driven Pagaya Motor Asset Trust I, Series 2025-5A, Class A3, 4.838% 6/26/2034 (e)(g)	9,524	9,476
Research-Driven Pagaya Motor Asset Trust I, Series 2025-5A, Class B, 5.228% 6/26/2034 (e)(g)	5,878	5,810
Research-Driven Pagaya Motor Asset Trust I, Series 2026-R1A, Class A, 5.659% 7/25/2034 (e)(g)	11,307	11,238
Research-Driven Pagaya Motor Asset Trust I, Series 2025-6A, Class A3, 5.013% 8/25/2034 (e)(g)	1,000	996
Research-Driven Pagaya Motor Asset Trust I, Series 2026-1A, Class A3, 4.864% 1/25/2035 (e)(g)	2,207	2,198
Research-Driven Pagaya Motor Asset Trust I, Series 2026-1A, Class B, 5.444% 1/25/2035 (e)(g)	2,473	2,443
Research-Driven Pagaya Motor Asset Trust I, Series 2026-1A, Class C, 5.689% 1/25/2035 (e)(g)	2,473	2,424
Research-Driven Pagaya Motor Asset Trust I, Series 2026-2A, Class A4, 5.62% 2/26/2035 (e)(g)	6,779	6,754
Research-Driven Pagaya Motor Asset Trust I, Series 2026-2A, Class B, 5.817% 2/26/2035 (e)(g)	4,553	4,515
Research-Driven Pagaya Motor Asset Trust I, Series 2026-3A, Class A2, 4.853% 3/26/2035 (e)(g)	1,890	1,889
Research-Driven Pagaya Motor Asset Trust I, Series 2026-3A, Class B, 6.761% 3/26/2035 (e)(g)	1,000	997
Santander Bank Auto Credit-Linked Notes, Series 2024-A, Class D, 6.11% 6/15/2032 (e)(g)	3,333	3,355
Santander Drive Auto Receivables Trust, Series 2024-5, Class A3, 4.62% 11/15/2028 (e)	520	520
Santander Drive Auto Receivables Trust, Series 2024-1, Class B, 5.23% 12/15/2028 (e)	1,360	1,361
Santander Drive Auto Receivables Trust, Series 2025-4, Class A2, 4.28% 1/15/2029 (e)	956	956
Santander Drive Auto Receivables Trust, Series 2024-4, Class A3, 4.85% 1/16/2029 (e)	1,052	1,053
Santander Drive Auto Receivables Trust, Series 2026-1, Class A2, 4.04% 3/15/2029 (e)	680	679
Santander Drive Auto Receivables Trust, Series 2024-2, Class B, 5.78% 7/16/2029 (e)	9,083	9,119
Santander Drive Auto Receivables Trust, Series 2024-3, Class B, 5.55% 9/17/2029 (e)	3,433	3,446
Santander Drive Auto Receivables Trust, Series 2024-1, Class C, 5.45% 3/15/2030 (e)	1,325	1,332
Santander Drive Auto Receivables Trust, Series 2025-4, Class A3, 4.17% 4/15/2030 (e)	32,249	32,174
Santander Drive Auto Receivables Trust, Series 2023-1, Class C, 5.09% 5/15/2030 (e)	6,742	6,761
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.69% 3/17/2031 (e)	800	808
Santander Drive Auto Receivables Trust, Series 2025-4, Class C, 4.52% 1/15/2032 (e)	2,993	2,971
Santander Drive Auto Receivables Trust, Series 2025-4, Class D, 4.95% 1/15/2032 (e)	1,479	1,468
SBNA Auto Lease Trust, Series 2024-B, Class A3, 5.56% 11/22/2027 (e)(g)	302	302
SBNA Auto Lease Trust, Series 2024-C, Class A3, 4.56% 2/22/2028 (e)(g)	906	907
SBNA Auto Receivables Trust, Series 2024-A, Class C, 5.59% 1/15/2030 (e)(g)	1,247	1,252
Securitized Term Auto Receivables Trust, Series 2026-A, Class B, 4.284% 3/25/2033 (e)(g)	1,785	1,770
Securitized Term Auto Receivables Trust, Series 2026-A, Class C, 4.431% 3/25/2033 (e)(g)	1,127	1,116
Securitized Term Auto Receivables Trust, Series 2026-A, Class D, 4.873% 3/25/2033 (e)(g)	250	248
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028 (e)(g)	1,148	1,150
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029 (e)(g)	4,131	4,155
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A3, 4.55% 6/20/2030 (e)(g)	6,251	6,257
Space Coast Credit Union, Series 2025-1A, Class A2, 4.67% 11/15/2028 (e)(g)	6,840	6,846
Space Coast Credit Union, Series 2024-1, Class A3, 5.11% 6/15/2029 (e)(g)	2,508	2,513
Space Coast Credit Union, Series 2026-1A, Class A2, 4.18% 8/15/2029 (e)(g)	3,698	3,692
Stellantis Financial Underwritten Enhanced Lease Trust, Series 2025-CA, Class A3, 4.11% 4/20/2029 (e)(g)	9,082	9,019
Toyota Auto Receivables Owner Trust, Series 2023-A, Class A3, 4.63% 9/15/2027 (e)	192	192
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028 (e)	1,798	1,802
Toyota Auto Receivables Owner Trust, Series 2024-A, Class A3, 4.83% 10/16/2028 (e)	4,495	4,508
Toyota Auto Receivables Owner Trust, Series 2024-A, Class A4, 4.77% 4/16/2029 (e)	5,269	5,288

46	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
Tricolor Auto Securitization Trust, Series 2025-1A, Class A, 4.94% 2/15/2029 (e)(g)(j)(k)	USD13,767	$7,985
Truist Bank Auto Credit-Linked Notes, Series 2025-1, Class B, 4.728% 9/26/2033 (e)(g)	23,983	23,913
Truist Bank Auto Credit-Linked Notes, Series 2026-1, Class B, 5.067% 6/26/2034 (e)(g)	32,436	32,379
United Auto Credit Securitization Trust, Series 2025-1, Class B, 5.05% 2/10/2028 (e)(g)	1,762	1,763
United Auto Credit Securitization Trust, Series 2025-1, Class C, 5.15% 6/10/2030 (e)(g)	1,843	1,843
VStrong Auto Receivables Trust, Series 2024-A, Class A3, 5.62% 12/15/2028 (e)(g)	7	7
Western Funding Auto Loan Trust, Series 2025-1, Class A, 4.75% 7/16/2035 (e)(g)	6,119	6,092
Western Funding Auto Loan Trust, Series 2025-1, Class B, 4.98% 9/17/2035 (e)(g)	1,631	1,616
Westlake Automobile Receivables Trust, Series 2024-3A, Class A3, 4.71% 4/17/2028 (e)(g)	3,775	3,777
Westlake Automobile Receivables Trust, Series 2023-1, Class C, 5.74% 8/15/2028 (e)(g)	18	18
Westlake Automobile Receivables Trust, Series 2026-1A, Class A2A, 4.02% 9/15/2028 (e)(g)	9,034	9,029
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028 (e)(g)	488	490
Westlake Automobile Receivables Trust, Series 2026-P1, Class A2, 3.84% 1/16/2029 (e)(g)	2,809	2,804
Westlake Automobile Receivables Trust, Series 2024-1, Class C, 5.65% 2/15/2029 (e)(g)	3,748	3,764
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029 (e)(g)	1,287	1,305
Westlake Automobile Receivables Trust, Series 2025-3A, Class A3, 4.22% 6/15/2029 (e)(g)	10,908	10,892
Westlake Automobile Receivables Trust, Series 2026-1A, Class A3, 4.01% 7/16/2029 (e)(g)	21,937	21,838
Westlake Automobile Receivables Trust, Series 2026-P1, Class A3, 3.92% 3/15/2030 (e)(g)	4,815	4,775
Westlake Automobile Receivables Trust, Series 2026-2A, Class A3, 4.35% 4/15/2030 (e)(g)	883	879
Westlake Automobile Receivables Trust, Series 2025-1A, Class C, 5.14% 10/15/2030 (e)(g)	1,754	1,765
Westlake Automobile Receivables Trust, Series 2025-1A, Class D, 5.54% 11/15/2030 (e)(g)	1,139	1,151
Westlake Automobile Receivables Trust, Series 2026-1A, Class B, 4.20% 5/15/2031 (e)(g)	448	445
Westlake Automobile Receivables Trust, Series 2026-P1, Class C, 4.38% 8/15/2031 (e)(g)	2,000	1,969
Westlake Automobile Receivables Trust, Series 2026-2A, Class C, 4.89% 3/15/2032 (e)(g)	2,972	2,970
Westlake Automobile Receivables Trust, Series 2026-2A, Class D, 5.25% 3/15/2032 (e)(g)	5,113	5,075
Westlake Flooring Master Trust, Series 2025-1A, Class A, 4.23% 10/15/2029 (e)(g)	32,217	32,055
Westlake Flooring Master Trust, Series 2025-1A, Class B, 4.84% 10/15/2029 (e)(g)	4,006	3,983
Wheels Fleet Lease Funding, LLC, Series 2026-1, Class A2A, 4.30% 4/18/2039 (e)(g)	6,167	6,151
Wheels Fleet Lease Funding, LLC, Series 2024-2A, Class A1, 4.87% 6/21/2039 (e)(g)	8,385	8,415
Wheels Fleet Lease Funding, LLC, Series 2024-3A, Class A1, 4.80% 9/19/2039 (e)(g)	3,873	3,886
World OMNI Select Auto Trust, Series 2024-A, Class A3, 4.98% 2/15/2030 (e)	1,920	1,924
World OMNI Select Auto Trust, Series 2025-A, Class A2A, 4.14% 5/15/2030 (e)	1,746	1,745
		1,716,569

Collateralized loan obligations 1.90%
522 Funding CLO, Ltd., Series 2019-5A, Class AR2, (3-month USD CME Term SOFR + 1.02%) 4.773% 4/15/2035 (e)(f)(g)	2,385	2,388
Allegro CLO, Ltd., Series 2020-1AR, Class A1R2, (3-month USD CME Term SOFR + 1.24%) 4.969% 7/21/2037 (e)(f)(g)	16,000	16,026
Apex Credit CLO, LLC, Series 2021-2A, Class A2R, (3-month USD CME Term SOFR + 1.85%) 5.579% 10/20/2034 (e)(f)(g)	526	527
Apidos CLO XXXII, Ltd., Series 2019-32A, Class A1R, (3-month USD CME Term SOFR + 1.10%) 4.829% 1/20/2033 (e)(f)(g)	3,710	3,716
Ares LIII CLO, Ltd., Series 2019-53A, Class A1R2, (3-month USD CME Term SOFR + 1.09%) 4.865% 10/24/2036 (e)(f)(g)	26,667	26,678
Ares LIII CLO, Ltd., Series 2019-53A, Class BR2, (3-month USD CME Term SOFR + 1.55%) 5.325% 10/24/2036 (e)(f)(g)	1,577	1,578
Ares LIII CLO, Ltd., Series 2019-53A, Class CR2, (3-month USD CME Term SOFR + 1.80%) 5.575% 10/24/2036 (e)(f)(g)	4,005	4,013
Ares LIII CLO, Ltd., Series 2019-53A, Class D1R2, (3-month USD CME Term SOFR + 2.45%) 6.225% 10/24/2036 (e)(f)(g)	1,904	1,904
Ares LXII CLO, Ltd., Series 2021-62, Class A1R, (3-month USD CME Term SOFR + 1.07%) 4.88% 1/25/2034 (e)(f)(g)	5,670	5,677
Ares LXV CLO, Ltd., Series 2022-65A, Class CR, (3-month USD CME Term SOFR + 1.85%) 5.66% 7/25/2034 (e)(f)(g)	4,000	4,006
Atlas Senior Loan Fund XVI, Ltd., CLO, Series 2021-16A, Class C1R, (3-month USD CME Term SOFR + 1.90%) 5.629% 1/20/2034 (e)(f)(g)	3,234	3,244
Atlas Senior Loan Fund XVII, Ltd., CLO, Series 2021-17A, Class CR, (3-month USD CME Term SOFR + 2.08%) 5.809% 10/20/2034 (e)(f)(g)	2,998	3,003
Bain Capital Credit CLO, Ltd., Series 2019-1A, Class AR3, (3-month USD CME Term SOFR + 0.98%) 4.709% 4/19/2034 (e)(f)(g)	16,821	16,842
Ballyrock CLO 20, Ltd., Series 2022-20A, Class A1A3, (3-month USD CME Term SOFR + 1.05%) 4.803% 10/15/2036 (e)(f)(g)	23,267	23,274
Basswood Park CLO, Ltd., Series 2021-1A, Class AR, (3-month USD CME Term SOFR + 1.03%) 4.759% 4/20/2034 (e)(f)(g)	11,513	11,527
BCC Middle Market CLO, LLC, Series 2023-2A, Class A1R, (3-month USD CME Term SOFR + 1.35%) 5.084% 10/21/2035 (e)(f)(g)	9,957	9,923

Intermediate Bond Fund of America	47

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Collateralized loan obligations (continued)
BlackRock DLF X CLO, LP, Series 2025-2A, Class A, (3-month USD CME Term SOFR + 1.27%) 5.01% 11/21/2033 (e)(f)(g)	USD11,299	$11,307
BlueMountain CLO XXXI, Ltd., Series 2021-31A, Class A1R, (3-month USD CME Term SOFR + 1.10%) 4.829% 4/19/2034 (e)(f)(g)	14,777	14,785
BlueMountain CLO XXXI, Ltd., Series 2021-31A, Class CR, (3-month USD CME Term SOFR + 1.85%) 5.579% 4/19/2034 (e)(f)(g)	2,491	2,458
Canyon Capital CLO, Ltd., Series 2016-1AR, Class CR2, (3-month USD CME Term SOFR + 1.05%) 5.15% 7/15/2031 (e)(f)(g)	3,614	3,616
Canyon Capital CLO, Ltd., Series 2016-2A, Class AR2, (3-month USD CME Term SOFR + 1.05%) 4.65% 10/15/2031 (e)(f)(g)	11,733	11,742
Canyon Capital CLO, Ltd., Series 2021-1A, Class AR, (3-month USD CME Term SOFR + 1.05%) 4.803% 4/15/2034 (e)(f)(g)	9,977	9,987
Canyon Capital CLO, Ltd., Series 2021-2, Class D, (3-month USD CME Term SOFR + 3.612%) 7.365% 4/15/2034 (e)(f)(g)	923	914
Canyon Capital CLO, Ltd., Series 2017-1A, Class AR2, (3-month USD CME Term SOFR + 1.05%) 4.784% 7/15/2034 (e)(f)(g)	2,608	2,609
Canyon Capital CLO, Ltd., Series 2018-1A, Class AR1, (3-month USD CME Term SOFR + 1.05%) 4.803% 10/15/2034 (e)(f)(g)	7,074	7,083
Cedar Funding IV CLO, Ltd., Series 2014-4A, Class DR3, (3-month USD CME Term SOFR + 3.30%) 7.052% 1/23/2038 (e)(f)(g)	1,935	1,911
Cerberus Loan Funding 53, LLC, CLO, Series 2025-4A, Class A, (3-month USD CME Term SOFR + 1.48%) 5.233% 1/15/2038 (e)(f)(g)	5,000	5,003
CIFC Funding CLO, Ltd., Series 2023-2A, Class AR, (3-month USD CME Term SOFR + 1.13%) 4.864% 1/21/2037 (e)(f)(g)	23,466	23,466
CIFC Funding CLO, Ltd., Series 2023-2A, Class CR, (3-month USD CME Term SOFR + 1.65%) 5.384% 1/21/2037 (e)(f)(g)	1,771	1,773
Crown City CLO, Series 2022-4A, Class BR2, (3-month USD CME Term SOFR + 1.95%) 5.679% 4/20/2037 (e)(f)(g)	2,188	2,190
Elevation CLO, Ltd., Series 2021-12A, Class C1R2, (3-month USD CME Term SOFR + 1.95%) 5.679% 4/20/2037 (e)(f)(g)	1,850	1,851
Elmwood CLO I, Ltd., Series 2019-1A, Class CR3, (3-month USD CME Term SOFR + 1.60%) 5.829% 4/20/2037 (e)(f)(g)	2,500	2,506
Flatiron CLO 28, Ltd., Series 2024-1A, Class A1R, (3-month USD CME Term SOFR + 1.08%) 4.833% 7/15/2036 (e)(f)(g)	20,997	21,004
Fortress Credit BSL IX, Ltd., CLO, Series 2020-1A, Class A1AR, (3-month USD CME Term SOFR + 1.10%) 4.829% 10/20/2033 (e)(f)(g)	5,778	5,785
Fortress Credit BSL IX, Ltd., CLO, Series 2020-1A, Class CR, (3-month USD CME Term SOFR + 1.40%) 5.129% 10/20/2033 (e)(f)(g)	2,490	2,490
Fortress Credit BSL IX, Ltd., CLO, Series 2020-1A, Class BR, (3-month USD CME Term SOFR + 1.70%) 5.429% 10/20/2033 (e)(f)(g)	6,897	6,903
Fortress Credit BSL XIII, Ltd., Series 2021-2A, Class CR, (3-month USD CME Term SOFR + 2.25%) 5.941% 7/20/2034 (e)(f)(g)	1,559	1,561
Fortress Credit BSL XV, Ltd., CLO, Series 2022-2, Class AR, (3-month USD CME Term SOFR + 1.40%) 5.129% 10/18/2033 (e)(f)(g)	2,079	2,080
Fortress Credit BSL XV, Ltd., CLO, Series 2022-2, Class CR, (3-month USD CME Term SOFR + 2.60%) 6.329% 10/18/2033 (e)(f)(g)	3,000	3,003
Fortress Credit BSL XVIII, Ltd., CLO, Series 2023-1A, Class A1R, (3-month USD CME Term SOFR + 1.57%) 5.322% 4/23/2036 (e)(f)(g)	1,600	1,602
Fortress Credit BSL XVIII, Ltd., CLO, Series 2023-1A, Class BR, (3-month USD CME Term SOFR + 1.85%) 5.602% 4/23/2036 (e)(f)(g)	408	408
Fortress Credit BSL XX, Ltd., CLO, Series 2023-3A, Class AR, (3-month USD CME Term SOFR + 1.24%) 4.992% 1/23/2037 (e)(f)(g)	30,000	30,013
Fortress Credit BSL XX, Ltd., CLO, Series 2023-3A, Class CR, (3-month USD CME Term SOFR + 1.75%) 5.502% 1/23/2037 (e)(f)(g)	726	725
Galaxy 33 CLO, Ltd., Series 2024-33A, Class CR, (3-month USD CME Term SOFR + 2.05%) 5.779% 4/20/2037 (e)(f)(g)	717	721
Galaxy XXII CLO, Ltd., Series 2016-22A, Class BR4, (3-month USD CME Term SOFR + 1.40%) 5.393% 4/16/2034 (e)(f)(g)	1,227	1,228
GCRED BSL CLO 1, Series 2025-BSL1A, Class A1, (3-month USD CME Term SOFR + 1.05%) 4.779% 1/20/2034 (e)(f)(g)	12,220	12,215
GCRED BSL CLO 1, Series 2025-BSL1A, Class C, (3-month USD CME Term SOFR + 1.70%) 5.429% 1/20/2034 (e)(f)(g)	904	905
Goldentree Loan Management US CLO 18, Ltd., Series 2023-18A, Class BR, (3-month USD CME Term SOFR + 1.50%) 5.229% 1/20/2037 (e)(f)(g)	2,005	2,007
Goldentree Loan Management US CLO 18, Ltd., Series 2023-18A, Class CR, (3-month USD CME Term SOFR + 1.70%) 5.429% 1/20/2037 (e)(f)(g)	2,073	2,079

48	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Collateralized loan obligations (continued)
Goldentree Loan Management US CLO 18, Ltd., Series 2023-18A, Class DR, (3-month USD CME Term SOFR + 2.55%) 6.279% 1/20/2037 (e)(f)(g)	USD2,961	$2,970
Golub Capital Partners CLO 44M, Ltd., Series 2019-44A, Class A1R, (3-month USD CME Term SOFR + 1.57%) 5.299% 10/21/2038 (e)(f)(g)	3,500	3,503
Golub Capital Partners CLO, Ltd., Series 2022-60A, Class CR2, (3-month USD CME Term SOFR + 1.75%) 5.56% 10/25/2034 (e)(f)(g)	1,583	1,585
Harvest US CLO, Ltd., Series 2023-1A, Class BR, (3-month USD CME Term SOFR + 1.55%) 5.303% 1/15/2037 (e)(f)(g)	2,500	2,507
Harvest US CLO, Ltd., Series 2023-1A, Class CR, (3-month USD CME Term SOFR + 1.75%) 5.503% 1/15/2037 (e)(f)(g)	1,483	1,478
ICG US CLO, Ltd., Series 2016-1A, Class BR3, (3-month USD CME Term SOFR + 1.95%) 5.783% 4/29/2034 (e)(f)(g)	5,338	5,326
Jamestown CLO XI, Ltd., Series 2018-11, Class A2, (3-month USD CME Term SOFR + 1.962%) 5.702% 7/14/2031 (e)(f)(g)	116	117
Jamestown CLO XIV, Ltd., Series 2019-14A, Class A1RR, (3-month USD CME Term SOFR + 1.04%) 4.769% 10/20/2034 (e)(f)(g)	14,089	14,098
Kennedy Lewis CLO, Ltd., Series 7A, Class CRR (3-month USD CME Term SOFR + 2.00%) 5.733% 4/22/2037 (e)(f)(g)	1,120	1,124
Kennedy Lewis CLO, Ltd., Series 7A, Class D1RR (3-month USD CME Term SOFR + 3.85%) 7.583% 4/22/2037 (e)(f)(g)	2,000	1,986
Magnetite XXII, Ltd., CLO, Series 2019-22, Class ARR, (3-month USD CME Term SOFR + 1.25%) 5.003% 7/15/2036 (e)(f)(g)	4,618	4,623
Marble Point CLO XXII, Ltd., Series 2021-2A, Class AR2, (3-month USD CME Term SOFR + 1.02%) 4.843% 7/25/2034 (e)(f)(g)	16,365	16,370
Marble Point CLO XXII, Ltd., Series 2021-2A, Class BR2, (3-month USD CME Term SOFR + 1.50%) 5.323% 7/25/2034 (e)(f)(g)	294	294
Marble Point CLO XXIV, Ltd., Series 2022-1A, Class C1R, (3-month USD CME Term SOFR + 1.70%) 5.429% 4/20/2035 (e)(f)(g)	2,159	2,153
Neuberger Berman Loan Advisers CLO 50, Ltd., Series 2022-50A, Class CR2, (3-month USD CME Term SOFR + 1.55%) 5.302% 7/23/2036 (e)(f)(g)	3,000	3,006
Ocean Trails CLO XI, Ltd., Series 2021-11A, Class DR, (3-month USD CME Term SOFR + 3.10%) 6.829% 7/20/2034 (e)(f)(g)	3,000	2,881
Palmer Square CLO, Ltd., Series 2018-2AR, Class BR2, (3-month USD CME Term SOFR + 1.90%) 5.693% 4/16/2037 (e)(f)(g)	1,600	1,605
Palmer Square CLO, Ltd., Series 2018-1A, Class BR2 (3-month USD CME Term SOFR + 2.10%) 5.829% 4/18/2037 (e)(f)(g)	1,310	1,316
Palmer Square Loan Funding, Ltd., CLO, Series 2022-4A, Class A1RN, (3-month USD CME Term SOFR + 1.00%) 4.775% 7/24/2031 (e)(f)(g)	60	60
Palmer Square Loan Funding, Ltd., CLO, Series 2022-4A, Class A2R, (3-month USD CME Term SOFR + 1.30%) 5.075% 7/24/2031 (e)(f)(g)	7,111	7,113
Palmer Square Loan Funding, Ltd., CLO, Series 2022-4A, Class CR, (3-month USD CME Term SOFR + 2.40%) 6.175% 7/24/2031 (e)(f)(g)	1,429	1,434
Palmer Square Loan Funding, Ltd., CLO, Series 2024-3A, Class CR, (3-month USD CME Term SOFR + 1.85%) 5.607% 8/8/2032 (e)(f)(g)	300	299
Palmer Square Loan Funding, Ltd., CLO, Series 2024-2A, Class A1R, (3-month USD CME Term SOFR + 0.82%) 4.573% 1/15/2033 (e)(f)(g)	2,785	2,786
Palmer Square Loan Funding, Ltd., CLO, Series 2024-2A, Class CR, (3-month USD CME Term SOFR + 1.95%) 5.703% 1/15/2033 (e)(f)(g)	1,500	1,502
Post CLO, Ltd., Series 2022-1A, Class CR, (3-month USD CME Term SOFR + 1.70%) 5.429% 4/20/2035 (e)(f)(g)	2,500	2,505
PPM CLO 7, Ltd., Series 2024-7A, Class A1R, (3-month USD CME Term SOFR + 1.29%) 5.019% 7/20/2037 (e)(f)(g)	2,938	2,943
Signal Peak CLO, LLC, Series 2018-5A, Class CR2, (3-month USD CME Term SOFR + 1.95%) 5.76% 4/25/2037 (e)(f)(g)	2,000	2,009
Sixth Street CLO XVI, Ltd., Series 2018-11A, Class CR2, (3-month USD CME Term SOFR + 1.85%) 5.66% 4/25/2037 (e)(f)(g)	2,000	2,009
Sound Point CLO IV-R, LTD, Ltd., Series 2013-3R, Class A, (3-month USD CME Term SOFR + 1.412%) 5.141% 4/18/2031 (e)(f)(g)	41	41
Sound Point CLO XXIII, Ltd., Series 2019-2, Class CR, (3-month USD CME Term SOFR + 2.616%) 6.265% 7/15/2034 (e)(f)(g)	1,600	1,601
Sound Point CLO XXXIII, Ltd., Series 2022-1A, Class AR, (3-month USD CME Term SOFR + 1.10%) 4.91% 4/20/2035 (e)(f)(g)	7,306	7,310
Sounds Point CLO IV-R, Ltd., Series 2013-3R, Class C, (3-month USD CME Term SOFR + 2.512%) 6.241% 4/18/2031 (e)(f)(g)	800	802
Steele Creek CLO, Ltd., Series 2019-1A, Class ARR, (3-month USD CME Term SOFR + 1.04%) 4.793% 4/15/2032 (e)(f)(g)	2,336	2,337
Steele Creek CLO, Ltd., Series 2019-1A, Class DRR, (3-month USD CME Term SOFR + 3.00%) 6.753% 4/15/2032 (e)(f)(g)	2,000	2,002
Steele Creek CLO, Ltd., Series 2019-2A, Class ARR, (3-month USD CME Term SOFR + 1.00%) 4.753% 7/15/2032 (e)(f)(g)	4,775	4,774

Intermediate Bond Fund of America	49

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Collateralized loan obligations (continued)
Sycamore Tree CLO, Ltd., Series 2023-2A, Class BR2, (3-month USD CME Term SOFR + 1.65%) 5.379% 1/20/2037 (e)(f)(g)	USD1,000	$1,002
Sycamore Tree CLO, Ltd., Series 2023-2A, Class CR2, (3-month USD CME Term SOFR + 2.10%) 5.829% 1/20/2037 (e)(f)(g)	2,000	2,004
Symphony CLO 44, Ltd., Series 2024-44AR, Class A1R, (3-month USD CME Term SOFR + 1.20%) 4.941% 7/14/2037 (e)(f)(g)	21,000	21,016
Symphony CLO, Ltd., Series 2024-42A, Class CR, (3-month USD CME Term SOFR + 1.80%) 5.55% 4/17/2037 (e)(f)(g)	917	918
Symphony CLO, Ltd., Series 2023-30AR, Class BR2, (3-month USD CME Term SOFR + 1.60%) 5.329% 10/20/2037 (e)(f)(g)	4,100	4,104
TCW CLO AMR, Ltd., Series 2019-1A, Class CR, (3-month USD CME Term SOFR + 2.762%) 6.502% 8/16/2034 (e)(f)(g)	1,000	1,004
TCW CLO AMR, Ltd., Series 2019-1A, Class DR, (3-month USD CME Term SOFR + 3.932%) 7.672% 8/16/2034 (e)(f)(g)	1,500	1,479
Thompson Park CLO, Ltd., Series 2021-1A, Class A1R, (3-month USD CME Term SOFR + 1.05%) 4.803% 4/15/2034 (e)(f)(g)	12,526	12,541
Thompson Park CLO, Ltd., Series 2021-1A, Class CR, (3-month USD CME Term SOFR + 1.90%) 5.653% 4/15/2034 (e)(f)(g)	2,000	2,002
Thompson Park CLO, Ltd., Series 2021-1A, Class DR, (3-month USD CME Term SOFR + 2.70%) 6.453% 4/15/2034 (e)(f)(g)	2,000	1,925
Trimaran Cavu, Ltd., CLO, Series 2021-2A, Class CR, (3-month USD CME Term SOFR + 1.80%) 5.61% 10/25/2034 (e)(f)(g)	2,098	2,102
Trinitas CLO XII, Ltd., Series 2020-12A, Class A1R2, (3-month USD CME Term SOFR + 1.05%) 4.717% 4/25/2033 (e)(f)(g)	7,242	7,249
Trinitas CLO XII, Ltd., Series 2020-12A, Class B1R2, (3-month USD CME Term SOFR + 1.55%) 5.36% 4/25/2033 (e)(f)(g)	1,318	1,319
Trinitas CLO XII, Ltd., Series 2020-12A, Class CR2, (3-month USD CME Term SOFR + 1.80%) 5.610% 4/25/2033 (e)(f)(g)	818	816
Trinitas CLO XVII, Ltd., Series 2021-17A, Class CR, (3-month USD CME Term SOFR + 2.00%) 5.729% 10/20/2034 (e)(f)(g)	4,229	4,232
Valley Stream Park CLO, Ltd., Series 2022-1A, Class ARR, (3-month USD CME Term SOFR + 1.19%) 4.919% 1/20/2037 (e)(f)(g)	13,000	13,015
Vibrant CLO IX-R, Ltd., Series 2018-9RA, Class B, (3-month USD CME Term SOFR + 1.60%) 5.329% 4/20/2037 (e)(f)(g)	2,893	2,897
Vibrant CLO IX-R, Ltd., Series 2018-9RA, Class C1, (3-month USD CME Term SOFR + 1.82%) 5.549% 4/20/2037 (e)(f)(g)	543	544
Vibrant CLO XII, Ltd., Series 2021-12A, Class A2RR, (3-month USD CME Term SOFR + 1.65%) 5.379% 4/20/2034 (e)(f)(g)	5,000	5,004
Vibrant CLO, Ltd., Series 2023-16A, Class A1A2, (3-month USD CME Term SOFR + 1.25%) 5.003% 7/15/2036 (e)(f)(g)	12,390	12,395
Vibrant CLO, Ltd., Series 2023-16A, Class BR2, (3-month USD CME Term SOFR + 1.90%) 5.653% 7/15/2036 (e)(f)(g)	2,000	1,999
Whetstone Park CLO, Ltd., Series 2021-1A, Class CR, (3-month USD CME Term SOFR + 1.70%) 5.429% 1/20/2035 (e)(f)(g)	2,222	2,213
Wind River CLO, Ltd., Series 14-3, Class CR2, (3-month USD CME Term SOFR + 2.562%) 6.295% 10/22/2031 (e)(f)(g)	157	158
Wind River CLO, Ltd., Series 2021-2A, Class CR, (3-month USD CME Term SOFR + 2.00%) 5.729% 7/20/2034 (e)(f)(g)	3,077	3,086
Wind River CLO, Ltd., Series 2022-1A, Class CRR, (3-month USD CME Term SOFR + 2.05%) 5.779% 7/20/2035 (e)(f)(g)	500	500
		546,249

Credit card 1.25%
American Express Credit Account Master Trust, Series 2024-1, Class A, 5.23% 4/15/2029 (e)	2,000	2,013
American Express Credit Account Master Trust, Series 2023-2, Class A, 4.80% 5/15/2030 (e)	3,000	3,016
Avant Credit Card Master Trust, Series 2026-1A, Class A, 5.54% 3/15/2032 (e)(g)	22,704	22,663
Bank of America Credit Card Trust, Series 2023-A2, Class A2, 4.98% 11/15/2028 (e)	7,806	7,822
Bank of America Credit Card Trust, Series 2024-A1, Class A, 4.93% 5/15/2029 (e)	14,833	14,905
Barclays Dryrock Issuance Trust, Series 2025-1, Class A, 3.97% 7/15/2031 (e)	35,124	34,722
Capital One Multi-Asset Execution Trust, Series 2026-A2, Class A, 5.11% 7/15/2038 (e)	3,074	3,055
Chase Issuance Trust, Series 2023-A1, Class A, 5.16% 9/15/2028 (e)	5,000	5,003
Chase Issuance Trust, Series 2024-A1, Class A, 4.60% 1/15/2029 (e)	14,965	14,993
Evergreen Credit Card Trust, Series 2025-CRT5, Class B, 5.24% 5/15/2029 (e)(g)	1,065	1,070
Evergreen Credit Card Trust, Series 2025-CRT5, Class C, 5.53% 5/15/2029 (e)(g)	292	293
First National Master Note Trust, Series 2023-2, Class A, 5.77% 9/15/2029 (e)	8,022	8,027
First National Master Note Trust, Series 2025-1, Class A, 4.85% 2/15/2030 (e)	13,375	13,440

50	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Credit card (continued)
First National Master Note Trust, Series 2024-1, Class A, 5.34% 5/15/2030 (e)	USD6,751	$6,797
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (e)(g)	20,026	20,022
Imprint Payments Credit Card Master Trust, Series 2025-A, Class B, 5.24% 9/15/2029 (e)(g)	1,288	1,289
Imprint Payments Credit Card Master Trust, Series 2025-A, Class C, 5.48% 9/15/2029 (e)(g)	998	998
Imprint Payments Credit Card Master Trust, Series 2025-A, Class D, 5.82% 9/15/2029 (e)(g)	1,202	1,203
Imprint Payments Credit Card Master Trust, Series 2026-A, Class A, 5.00% 7/15/2030 (e)(g)	12,095	12,089
Imprint Payments Credit Card Master Trust, Series 2026-A, Class B, 5.32% 7/15/2030 (e)(g)	435	435
Imprint Payments Credit Card Master Trust, Series 2026-A, Class C, 5.71% 7/15/2030 (e)(g)	340	340
Imprint Payments Credit Card Master Trust, Series 2026-A, Class D, 6.01% 7/15/2030 (e)(g)	540	541
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (e)(g)	7,738	7,714
Mission Lane Credit Card Master Trust, Series 2025-C, Class C, 5.37% 12/16/2030 (e)(g)	753	750
Mission Lane Credit Card Master Trust, Series 2025-C, Class D, 5.71% 12/16/2030 (e)(g)	607	605
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (e)(g)	11,884	11,846
Mission Lane Credit Card Master Trust, Series 2025-B, Class C, 5.41% 9/15/2031 (e)(g)	394	391
Mission Lane Credit Card Master Trust, Series 2025-B, Class D, 5.80% 9/15/2031 (e)(g)	805	796
Mission Lane Credit Card Master Trust, Series 2026-A, Class A, 4.95% 7/15/2032 (e)(g)	18,441	18,259
Mission Lane Credit Card Master Trust, Series 2026-A, Class B, 5.34% 7/15/2032 (e)(g)	661	657
Mission Lane Credit Card Master Trust, Series 2026-A, Class C, 5.69% 7/15/2032 (e)(g)	650	648
Mission Lane Credit Card Master Trust, Series 2026-A, Class D, 6.27% 7/15/2032 (e)(g)	212	212
Prosper Credit Card Issuer LLC, Series 2026-1A, Class A, 5.34% 7/15/2036 (e)(g)	1,135	1,137
Prosper Credit Card Issuer LLC, Series 2026-1A, Class B, 5.69% 7/15/2036 (e)(g)	130	130
Prosper Credit Card Issuer LLC, Series 2026-1A, Class C, 6.08% 7/15/2036 (e)(g)	135	135
Robinhood Credit Card Trust, Series 2026-1A, Class A, 4.80% 7/21/2031 (e)(g)	15,270	15,239
Robinhood Credit Card Trust, Series 2026-1A, Class C, 5.31% 7/21/2031 (e)(g)	2,995	2,991
Robinhood Credit Card Trust, Series 2026-1A, Class D, 5.65% 7/21/2031 (e)(g)	845	844
Synchrony Card Issuance Trust, Series 2023-A2, Class A, 5.74% 10/15/2029 (e)	5,977	5,990
Synchrony Card Issuance Trust, Series 2024-A2, Class A, 4.93% 7/15/2030 (e)	15,285	15,355
Synchrony Card Issuance Trust, Series 2025-A1, Class A, 4.78% 2/15/2031 (e)	11,616	11,653
Synchrony Card Issuance Trust, Series 2025-A2, Class A, 4.49% 5/15/2031 (e)	17,525	17,496
Synchrony Card Issuance Trust, Series 2025-A3, Class A, 4.06% 11/15/2031 (e)	24,999	24,684
Synchrony Card Issuance Trust, Series 2026-A2, Class A, 4.69% 7/15/2032 (e)	16,625	16,579
World Financial Network Credit Card Master Trust, Series 2024-A, Class A, 5.47% 2/15/2031 (e)	8,630	8,687
World Financial Network Credit Card Master Trust, Series 2024-B, Class A, 4.62% 5/15/2031 (e)	21,381	21,401
		358,935

Student loan 0.29%
Navient Education Loan Trust, Series 2025-A, Class A, 5.02% 7/15/2055 (e)(g)	2,375	2,364
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069 (e)(g)	778	709
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (e)(g)	2,800	2,525
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070 (e)(g)	8,662	7,751
Nelnet Student Loan Trust, Series 2025-AA, Class A1A, 5.07% 3/15/2057 (e)(g)	11,933	11,844
Nelnet Student Loan Trust, Series 2026-A, Class B, 4.78% 2/21/2061 (e)(g)	1,570	1,556
Nelnet Student Loan Trust, Series 2026-A, Class C, 5.34% 2/21/2061 (e)(g)	1,465	1,416
Nelnet Student Loan Trust, Series 2026-A, Class D, 5.84% 2/21/2061 (e)(g)	836	805
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32% 4/20/2062 (e)(g)	10,363	9,809
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (e)(g)	8,283	7,884
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062 (e)(g)	23,960	22,779
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 4.507% 4/20/2062 (e)(f)(g)	7,856	7,824
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 5.032% 7/25/2051 (e)(f)(g)	755	754
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 5.187% 11/15/2052 (e)(f)(g)	1,470	1,496
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053 (e)(g)	3,721	3,420
		82,936

Franchise/equipment 0.02%
GreatAmerica Leasing Receivables Funding, LLC, Series 2024-2, Class A3, 5.00% 9/15/2028 (e)(g)	5,285	5,314

Intermediate Bond Fund of America	51

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Home equity 0.01%
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA6, 5.68% 3/25/2037 (e)	USD123	$114
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA3, 5.715% 3/25/2037 (e)	1,309	1,194
		1,308
Total asset-backed obligations		4,954,661
Bonds & notes of governments & government agencies outside the U.S. 1.10%
Canada 0.36%
CPPIB Capital, Inc. 0.875% 9/9/2026 (g)	12,181	12,173
OMERS Finance Trust 3.50% 4/19/2032 (g)	2,494	2,337
Ontario (Province of) 3.90% 9/4/2030	11,449	11,176
Ontario (Province of) 4.05% 4/16/2031	335	328
Ontario Teachers Finance Trust 0.875% 9/21/2026 (g)	23,131	23,090
Ontario Teachers Finance Trust 3.00% 4/13/2027 (g)	29,863	29,650
Ontario Teachers Finance Trust 2.00% 4/16/2031 (g)	5,070	4,525
PSP Capital, Inc. 1.625% 10/26/2028 (g)	12,052	11,370
Saskatchewan (Province of) 3.25% 6/8/2027	10,048	9,964
		104,613

Saudi Arabia 0.29%
Saudi Arabia (Kingdom of) 4.125% 1/12/2029 (g)	9,934	9,779
Saudi Arabia (Kingdom of) 4.375% 4/16/2029	22,000	21,783
Saudi Arabia (Kingdom of) 4.25% 9/9/2030 (g)	32,255	31,388
Saudi Arabia (Kingdom of) 4.375% 1/12/2031 (g)	10,000	9,743
Saudi Arabia (Kingdom of) 4.875% 1/12/2036 (g)	9,776	9,412
		82,105

Kuwait 0.20%
Kuwait (State of) 4.016% 10/9/2028 (g)	16,750	16,444
Kuwait (State of) 5.039% 7/29/2029 (g)	26,137	26,187
Kuwait (State of) 5.157% 7/29/2031 (g)	13,545	13,564
		56,195

Supra National 0.10%
Asian Development Bank 2.50% 11/2/2027	2,662	2,608
Corporacion Andina de Fomento 5.00% 1/24/2029	9,569	9,667
European Investment Bank 0.75% 10/26/2026	10,357	10,306
European Investment Bank 4.00% 2/15/2029	6,061	6,005
Inter-American Development Bank 1.125% 7/20/2028	1	1
		28,587

Mexico 0.09%
United Mexican States 6.00% 5/13/2030	3,205	3,297
United Mexican States 6.00% 5/7/2036	10,000	9,782
United Mexican States 6.25% 8/27/2037	12,080	11,869
		24,948

Japan 0.04%
Development Bank of Japan, Inc. 1.25% 10/20/2026 (g)	6,158	6,141
Development Bank of Japan, Inc. 1.75% 10/20/2031 (g)	2,296	1,990
Japan Bank for International Cooperation 1.875% 4/15/2031	4,918	4,357
		12,488

Chile 0.02%
Chile (Republic of) 4.85% 1/22/2029	6,575	6,586
Total bonds & notes of governments & government agencies outside the U.S.		315,522

52	Intermediate Bond Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 0.11%
California 0.04%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.532% 6/1/2028	USD11,085	$10,642

Florida 0.02%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027	3,615	3,537
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030	3,630	3,306
		6,843

New York 0.05%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028 (escrowed to maturity)	14,565	13,970
Total municipals		31,455
Federal agency bonds & notes 0.06%
Fannie Mae 0.875% 8/5/2030 (c)	20,442	17,819
Tennessee Valley Authority 3.875% 3/15/2028	430	428
		18,247
Loans 0.03%
Asset backed obligations 0.03%
Amergin Asset Management, LLC, Term Loan A, First Lien, (1-month USD CME Term SOFR + 2.50%) 6.146% 7/15/2031 (f)(g)(k)(l)	8,595	8,578
Total bonds, notes & other debt instruments (cost: $26,419,975,000)		25,997,618
Preferred securities 0.01%	Shares
Financials 0.01%
CoBank, ACB, Class E, 0% perpetual, noncumulative preferred shares (f)(g)	4,000	3,240
Total preferred securities (cost: $3,985,000)		3,240
Short-term securities 14.15%
Money market investments 14.15%
Capital Group Central Cash Fund 3.78% (m)(n)	40,624,972	4,062,091
Total short-term securities (cost: $4,062,154,000)		4,062,091
Options purchased (equity style) 0.00%
Options purchased (equity style)*		48
Total options purchased (equity style) (cost: $474,000)		48
Total investment securities 104.76% (cost: $30,486,588,000)		30,062,997
Total options written (equity style)† (0.02)% (premium received: $5,623,000)		(5,618)
Other assets less liabilities (4.74)%		(1,361,366)
Net assets 100.00%		$28,696,013

Intermediate Bond Fund of America	53

*Options purchased (equity style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 8/31/2026 (000)
Call
10 Year U.S. Treasury Note Futures Option	500	9/25/2026	USD110.00	USD50,000	$16
10 Year U.S. Treasury Note Futures Option	1,500	9/25/2026	110.50	150,000	23
3 Month SOFR Futures Option	699	12/11/2026	98.00	174,750	9
					$48
†Options written (equity style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 8/31/2026 (000)
Put
3 Month SOFR Futures Option	8,252	12/11/2026	USD95.94	USD(2,063,000)	$(3,249)
3 Month SOFR Futures Option	2,915	6/11/2027	95.75	(728,750)	(2,369)
					$(5,618)
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 8/31/2026 (000)
3 Month SOFR Futures	Long	25,744	3/17/2027	USD6,173,090	$(21,738)
2 Year U.S. Treasury Note Futures	Long	36,812	1/6/2027	7,555,088	(18,526)
5 Year U.S. Treasury Note Futures	Long	29,454	1/6/2027	3,113,380	(14,921)
10 Year U.S. Treasury Note Futures	Long	3,019	12/31/2026	325,014	(2,111)
10 Year Ultra U.S. Treasury Note Futures	Short	7,732	12/31/2026	(846,050)	4,185
20 Year U.S. Treasury Bond Futures	Long	802	12/31/2026	87,117	(282)
30 Year Ultra U.S. Treasury Bond Futures	Long	278	12/31/2026	30,589	(208)
					$(53,601)
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 8/31/2026 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 8/31/2026 (000)
Rate	Payment frequency	Rate	Payment frequency
SOFR	Annual	3.848%	Annual	11/15/2026	USD9,885	$1	$—	$1
U.S. Urban CPI	At maturity	3.4275%	At maturity	3/1/2027	93,014	26	—	26
U.S. Urban CPI	At maturity	3.48%	At maturity	3/1/2027	93,014	(22)	—	(22)
U.S. Urban CPI	At maturity	3.61%	At maturity	4/1/2027	155,000	(266)	—	(266)
U.S. Urban CPI	At maturity	2.99%	At maturity	5/29/2027	22,836	(62)	—	(62)
U.S. Urban CPI	At maturity	2.379%	At maturity	6/23/2027	25,252	(37)	—	(37)
U.S. Urban CPI	At maturity	2.07%	At maturity	7/22/2027	310,032	(681)	—	(681)
U.S. Urban CPI	At maturity	1.865%	At maturity	7/30/2027	20,649	(22)	—	(22)
U.S. Urban CPI	At maturity	1.97%	At maturity	7/31/2027	31,004	(68)	—	(68)

54	Intermediate Bond Fund of America

Swap contracts (continued)

Interest rate swaps (continued)
Centrally cleared interest rate swaps (continued)
Receive		Pay		Expiration date	Notional amount (000)	Value at 8/31/2026 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 8/31/2026 (000)
Rate	Payment frequency	Rate	Payment frequency
U.S. Urban CPI	At maturity	1.95%	At maturity	8/3/2027	USD31,005	$(53)	$—	$(53)
U.S. Urban CPI	At maturity	1.85%	At maturity	8/6/2027	82,224	(15)	—	(15)
U.S. Urban CPI	At maturity	1.81%	At maturity	8/7/2027	25,594	10	—	10
3.43574%	Annual	SOFR	Annual	6/17/2031	34,707	(1,198)	—	(1,198)
SOFR	Annual	3.7315%	Annual	3/25/2033	89,419	2,771	—	2,771
SOFR	Annual	3.739%	Annual	3/25/2033	42,118	1,287	—	1,287
SOFR	Annual	3.7655%	Annual	3/26/2033	52,809	1,537	—	1,537
SOFR	Annual	3.788%	Annual	3/26/2033	31,750	883	—	883
SOFR	Annual	3.793%	Annual	3/26/2033	15,810	435	—	435
SOFR	Annual	3.8105%	Annual	3/30/2033	52,809	1,403	—	1,403
SOFR	Annual	3.8175%	Annual	3/31/2033	21,189	555	—	555
SOFR	Annual	4.15%	Annual	5/15/2033	7,790	59	—	59
4.0135%	Annual	SOFR	Annual	8/21/2033	7,300	(119)	—	(119)
SOFR	Annual	3.6038%	Annual	1/8/2034	23,050	1,004	—	1,004
SOFR	Annual	3.73632%	Annual	6/17/2036	38,706	1,962	—	1,962
SOFR	Annual	3.41%	Annual	7/28/2045	233,400	35,185	—	35,185
SOFR	Annual	3.045%	Annual	7/27/2050	5,800	1,318	—	1,318
4.07464%	Annual	SOFR	Annual	6/17/2056	9,715	(779)	—	(779)
						$45,114	$—	$45,114
Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 8/31/2026 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 8/31/2026 (000)
CDX.NA.IG.46	1.00%	Quarterly	6/20/2031	USD220,709	$(4,730)	$(3,791)	$(939)
Investments in affiliates (n)

	Value at 9/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 14.15%
Money market investments 14.15%
Capital Group Central Cash Fund 3.78% (m)	$3,025,612	$10,291,485	$9,254,763	$427	$(670)	$4,062,091	$112,657

Intermediate Bond Fund of America	55

(a)	Amount less than one thousand.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	All or a portion of this security was pledged as collateral. At period end, the total value of securities pledged was $146,488,000, which represented 0.51% of the net assets of the fund.
(d)	Index-linked bond whose principal amount moves with a government price index.
(e)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(f)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(g)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the
U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,426,303,000, which represented 25.88% of the net assets of the fund.

(h)	Represents securities transacted on a TBA basis.
(i)	Step bond; coupon rate may change at a later date.
(j)	Scheduled interest and/or principal payment was not received.
(k)	Value determined using significant unobservable inputs.
(l)	Loan participations and assignments; may be subject to legal or contractual restrictions on resale.
(m)	Rate represents the seven-day yield at 8/31/2026.
(n)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
Assn. = Association
Auth. = Authority
Certs. = Certificates
CLO = Collateralized Loan Obligations
CME = CME Group
CPI = Consumer Price Index
DAC = Designated Activity Company

Fin. = Finance
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars
UST = U.S. Treasury
Refer to the notes to financial statements.

56	Intermediate Bond Fund of America

Financial statements
Statement of assets and liabilities at August 31, 2026

(dollars in thousands)
Assets:
Investment securities, at value (includes $731,298 of investment securities on loan):
Unaffiliated issuers (cost: $26,424,434)	$26,000,906
Affiliated issuers (cost: $4,062,154)	4,062,091	$30,062,997
Cash		5,762
Receivables for:
Sales of investments	2,611,940
Sales of fund’s shares	15,660
Dividends and interest	169,300
Securities lending income	55
Variation margin on futures contracts	2,983
Variation margin on centrally cleared swap contracts	2,598	2,802,536
		32,871,295
Liabilities:
Options written, at value (premium received: $5,623)		5,618
Payables for:
Purchases of investments	4,121,651
Repurchases of fund’s shares	33,411
Dividends on fund’s shares	798
Investment advisory services	5,024
Services provided by related parties	2,953
Trustees’ deferred compensation	651
Variation margin on futures contracts	4,606
Variation margin on centrally cleared swap contracts	342
Other	228	4,169,664
Net assets at August 31, 2026		$28,696,013
Net assets consist of:
Capital paid in on shares of beneficial interest		$31,553,389
Total distributable earnings (accumulated loss)		(2,857,376)
Net assets at August 31, 2026		$28,696,013

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,313,665 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$8,677,285	699,558	$12.40
Class C	27,690	2,236	12.38
Class F-1	83,664	6,744	12.40
Class F-2	2,479,252	199,879	12.40
Class F-3	1,934,275	156,002	12.40
Class 529-A	374,728	30,210	12.40
Class 529-C	6,046	489	12.37
Class 529-E	9,583	773	12.40
Class 529-F-2	119,116	9,601	12.41
Class 529-F-3	76	6	12.40
Class R-1	5,023	406	12.38
Class R-2	61,692	4,984	12.38
Class R-2E	7,576	612	12.39
Class R-3	104,812	8,450	12.40
Class R-4	80,520	6,491	12.40
Class R-5E	20,211	1,629	12.40
Class R-5	19,291	1,555	12.41
Class R-6	14,685,173	1,184,040	12.40

Refer to the notes to financial statements.

Intermediate Bond Fund of America	57

Financial statements (continued)
Statement of operations for the year ended August 31, 2026

(dollars in thousands)
Investment income:
Income:
Interest from unaffiliated issuers	$1,135,108
Dividends (includes $112,657 from affiliates)	112,873
Securities lending income (net of fees)	236	$1,248,217
Fees and expenses*:
Investment advisory services	61,505
Distribution services	29,574
Transfer agent services	12,652
Administrative services	8,417
529 plan services	271
Reports to shareholders	584
Registration statement and prospectus	1,192
Trustees’ compensation	251
Auditing and legal	420
Custodian	66
Other	40
Total fees and expenses before waivers and/or reimbursements	114,972
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waiver	4,587
Total fees and expenses after waivers and/or reimbursements		110,385
Net investment income		1,137,832
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(52,397)
Affiliated issuers	427
Options written	(325)
Futures contracts	(199,143)
Swap contracts	4,936	(246,502)
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(422,477)
Affiliated issuers	(670)
Options written	(640)
Futures contracts	(88,431)
Swap contracts	25,311	(486,907)
Net realized gain (loss) and unrealized appreciation (depreciation)		(733,409)
Net increase (decrease) in net assets resulting from operations		$404,423
*
Additional information related to class-specific fees and expenses is included in the notes to financial statements.
Refer to the notes to financial statements.

58	Intermediate Bond Fund of America

Financial statements (continued)
Statements of changes in net assets

(dollars in thousands)
	Year ended August 31,
	2026	2025

Operations:
Net investment income	$1,137,832	$1,082,987
Net realized gain (loss)	(246,502)	41,709
Net unrealized appreciation (depreciation)	(486,907)	102,427
Net increase (decrease) in net assets resulting from operations	404,423	1,227,123
Distributions paid or accrued to shareholders	(1,135,290)	(1,074,582)
Net capital share transactions	2,528,273	1,693,536
Total increase (decrease) in net assets	1,797,406	1,846,077
Net assets:
Beginning of year	26,898,607	25,052,530
End of year	$28,696,013	$26,898,607
Refer to the notes to financial statements.

Intermediate Bond Fund of America	59

Notes to financial statements
1. Organization

Intermediate Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The fund seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.
The fund has 18 share classes consisting of five retail share classes (Classes A, C, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:
Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 2.50%	None (except 0.75% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class 529-A	Up to 2.50%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes F-1, F-2, F-3, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.
2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
Operating segments — The fund represents a single operating segment as the operating results of the fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the fund’s Principal Executive Officer and Principal Financial Officer, serves as the fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustees reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.

60	Intermediate Bond Fund of America

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.
Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.
3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Intermediate Bond Fund of America	61

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, and terms of the contract.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of August 31, 2026, were as follows (dollars in thousands):

62	Intermediate Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$7,525,224	$—	$7,525,224
Mortgage-backed obligations	—	7,203,821	—	7,203,821
Corporate bonds and notes	—	5,940,110	—	5,940,110
Asset-backed obligations	—	4,946,676	7,985	4,954,661
Bonds & notes of governments & government agencies outside the U.S.	—	315,522	—	315,522
Municipals	—	31,455	—	31,455
Federal agency bonds & notes	—	18,247	—	18,247
Loans	—	—	8,578	8,578
Preferred securities	—	3,240	—	3,240
Short-term securities	4,062,091	—	—	4,062,091
Options purchased on futures (equity style)	48	—	—	48
Total	$4,062,139	$25,984,295	$16,563	$30,062,997

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$4,185	$—	$—	$4,185
Unrealized appreciation on centrally cleared interest rate swaps	—	48,436	—	48,436
Liabilities:
Value of options written (equity style)	(5,618)	—	—	(5,618)
Unrealized depreciation on futures contracts	(57,786)	—	—	(57,786)
Unrealized depreciation on centrally cleared interest rate swaps	—	(3,322)	—	(3,322)
Unrealized depreciation on centrally cleared credit default swaps	—	(939)	—	(939)
Total	$(59,219)	$44,175	$—	$(15,044)
*
Options written, futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.
Market conditions — The prices of, and the income generated by, the securities held by the fund may decline - sometimes rapidly or unpredictably - due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

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Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.
Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.
Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.
Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

64	Intermediate Bond Fund of America

Investments in future delivery contracts — The fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. The fund may choose to roll these transactions in lieu of settling them. When the fund rolls the purchase of these types of future delivery transactions, the fund simultaneously sells the mortgage backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price.
When the fund rolls the sale of these transactions rather than settling them, the fund simultaneously purchases the mortgage backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the fund.
Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.
Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.
Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S. and securities tied economically to countries outside the U.S. may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, auditing, financial reporting, accounting and recordkeeping standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio.
Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).
Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Intermediate Bond Fund of America	65

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.
Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.
The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.
As of August 31, 2026, the total value of securities on loan was $731,298,000, and the total value of collateral received was $746,313,000, which consisted entirely of U.S. government securities. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.
Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.
Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.
Option contracts — The fund has entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).
By purchasing a put option, the fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or cash settles) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

66	Intermediate Bond Fund of America

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.
Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in the fund’s statement of assets and liabilities. The net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments for purchased options and in options written for written options in the fund’s statement of operations and statements of changes in net assets.
Option contracts can take different forms. The fund has entered into the following types of option contracts:
Options on futures — The fund has entered into options on futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. The average month-end notional amount of options on futures while held was $3,321,221,000.
Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.
Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.
On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $18,384,014,000.
Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.
Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

Intermediate Bond Fund of America	67

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.
Swap agreements can take different forms. The fund has entered into the following types of swap agreements:
Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $962,668,000.
Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.
The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $174,488,000.

68	Intermediate Bond Fund of America

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of option contracts, futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, August 31, 2026 (dollars in thousands):
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Interest	Investment securities	$48	Investment securities	$—
Options written (equity style)	Interest	Options written, at value	—	Options written, at value	5,618
Futures	Interest	Unrealized appreciation*	4,185	Unrealized depreciation*	57,786
Swap (centrally cleared)	Interest	Unrealized appreciation*	48,436	Unrealized depreciation*	3,322
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	939
			$52,669		$67,665

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$(5,837)	Net unrealized appreciation (depreciation) on investments	$5,132
Options written (equity style)	Interest	Net realized gain (loss) on options written	(325)	Net unrealized appreciation (depreciation) on options written	(640)
Futures	Interest	Net realized gain (loss) on futures contracts	(199,143)	Net unrealized appreciation (depreciation) on futures contracts	(88,431)
Swap	Interest	Net realized gain (loss) on swap contracts	9,423	Net unrealized appreciation (depreciation) on swap contracts	23,274
Swap	Credit	Net realized gain (loss) on swap contracts	(4,487)	Net unrealized appreciation (depreciation) on swap contracts	2,037
			$(200,369)		$(58,628)
*
Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Intermediate Bond Fund of America	69

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of option contracts, futures contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.
6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
As of and during the year ended August 31, 2026, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.
The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.
During the year ended August 31, 2026, the fund reclassified $1,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.
As of August 31, 2026, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):
Undistributed ordinary income	$57,779
Capital loss carryforward[1]	(2,526,944)
Gross unrealized appreciation on investments	147,642
Gross unrealized depreciation on investments	(534,285)
Net unrealized appreciation (depreciation) on investments	(386,643)
Cost of investments	30,438,386
1
The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

70	Intermediate Bond Fund of America

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):
	Year ended August 31,
Share class	2026	2025
Class A	$338,095	$345,455
Class C	921	944
Class T2	— [3]	— [3]
Class F-1	3,008	3,427
Class F-2	96,967	94,917
Class F-3	77,372	71,549
Class 529-A	14,811	15,344
Class 529-C	191	184
Class 529-E	367	398
Class 529-T2	1	1
Class 529-F-1[2]	— [3]	— [3]
Class 529-F-2	5,111	5,010
Class 529-F-3	3	3
Class R-1	165	157
Class R-2	2,049	2,242
Class R-2E	267	269
Class R-3	3,823	4,045
Class R-4	3,408	3,759
Class R-5E	755	688
Class R-5	916	968
Class R-6	587,060	525,222
Total	$1,135,290	$1,074,582
2
Effective 6/26/2026, Class T, 529-T, and 529-F-1 shares were closed and deregistered.
3
Amount less than one thousand.
7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, CCG and AFS are considered related parties to the fund.
Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. From September 1, 2025 through February 28, 2026, the investment advisory services fee consisted of both an asset-based component and an income component. The asset-based component was calculated based on a series of decreasing annual rates, beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.110% on such assets in excess of $36 billion. The income component was calculated based on a series of decreasing rates, beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. On November 25, 2025, shareholders of the fund approved an amendment to the investment advisory and service agreement to remove the income component and revise the advisory fee schedule, effective March 1, 2026. From March 1, 2026 through August 31, 2026, the fees were based on a series of decreasing annual rates, beginning with 0.224% on the first $15 billion of daily net assets and decreasing to 0.178% on such assets in excess of $27.5 billion. During the year ended August 31, 2026, CRMC waived investment advisory services fees of  $4,587,000. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $61,505,000, which were equivalent to an annualized rate of 0.219% of average daily net assets, were reduced to $56,918,000, which were equivalent to an annualized rate of 0.203% of average daily net assets.
Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Intermediate Bond Fund of America	71

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.
Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1 and R-4	0.25	0.50
For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by CCG for certain shares sold without a sales charge. These share classes reimburse CCG for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2026, unreimbursed expenses subject to reimbursement totaled $867,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.
Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.
Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

72	Intermediate Bond Fund of America

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth Savers Plan (formerly, Virginia529) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Commonwealth Savers Plan through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Commonwealth Savers Plan is not considered a related party to the fund.
The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended August 31, 2026, the 529 plan services fees were $271,000, which were equivalent to 0.051% of the average daily net assets of each 529 share class.
For the year ended August 31, 2026, class-specific expenses under the agreements were as follows (dollars in thousands):
Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$26,705	$8,862	$2,670	Not applicable
Class C	297	29	9	Not applicable
Class T*	—	— †	— †	Not applicable
Class F-1	195	139	24	Not applicable
Class F-2	Not applicable	2,652	712	Not applicable
Class F-3	Not applicable	6	553	Not applicable
Class 529-A	920	370	116	$199
Class 529-C	62	6	2	3
Class 529-E	51	3	3	5
Class 529-T*	—	— †	— †	— †
Class 529-F-1*	—	— †	— †	— †
Class 529-F-2	Not applicable	48	37	64
Class 529-F-3	Not applicable	— †	— †	— †
Class R-1	53	4	2	Not applicable
Class R-2	487	203	20	Not applicable
Class R-2E	47	13	2	Not applicable
Class R-3	537	148	32	Not applicable
Class R-4	220	85	27	Not applicable
Class R-5E	Not applicable	28	6	Not applicable
Class R-5	Not applicable	11	7	Not applicable
Class R-6	Not applicable	45	4,195	Not applicable

Total class-specific expenses	$29,574	$12,652	$8,417	$271
*
Effective 6/26/2026, Class T, 529-T, and 529-F-1 shares were closed and deregistered.
†
Amount less than one thousand.
Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other Capital Group Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $251,000 in the fund’s statement of operations reflects $174,000 in current fees (either paid in cash or deferred) and a net increase of $77,000 in the value of the deferred amounts.
Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees received any compensation directly from the fund.
Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Intermediate Bond Fund of America	73

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2026, the fund did not engage in any such purchase or sale transactions with any related funds.
Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2026.
8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.
9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2026
Class A	$1,589,802	125,491	$335,772	26,573	$(1,866,791)	(147,617)	$58,783	4,447
Class C	7,134	563	909	72	(9,975)	(790)	(1,932)	(155)
Class T2	—	—	—	—	(9)	(1)	(9)	(1)
Class F-1	16,303	1,298	2,912	230	(14,073)	(1,113)	5,142	415
Class F-2	697,609	55,174	95,281	7,543	(521,263)	(41,216)	271,627	21,501
Class F-3	513,862	40,679	77,278	6,119	(355,215)	(28,100)	235,925	18,698
Class 529-A	67,810	5,357	14,772	1,169	(84,670)	(6,705)	(2,088)	(179)
Class 529-C	2,567	203	190	15	(2,587)	(205)	170	13
Class 529-E	1,860	147	366	29	(2,470)	(195)	(244)	(19)
Class 529-T2	—	—	— [3]	— [3]	(12)	(1)	(12)	(1)
Class 529-F-1[2]	—	—	— [3]	— [3]	(11)	(1)	(11)	(1)
Class 529-F-2	25,629	2,024	5,085	402	(30,753)	(2,438)	(39)	(12)
Class 529-F-3	11	1	3	— [3]	(15)	(1)	(1)	— [3]
Class R-1	851	67	164	13	(1,021)	(81)	(6)	(1)
Class R-2	15,066	1,191	2,034	161	(21,041)	(1,665)	(3,941)	(313)
Class R-2E	1,200	95	267	22	(1,490)	(118)	(23)	(1)
Class R-3	25,196	1,990	3,802	301	(28,915)	(2,286)	83	5
Class R-4	21,682	1,712	3,372	267	(36,589)	(2,891)	(11,535)	(912)
Class R-5E	7,064	558	751	59	(4,265)	(337)	3,550	280
Class R-5	3,916	308	911	72	(7,242)	(574)	(2,415)	(194)
Class R-6	2,581,932	203,954	584,378	46,274	(1,191,061)	(94,360)	1,975,249	155,868
Total net increase (decrease)	$5,579,494	440,812	$1,128,247	89,321	$(4,179,468)	(330,695)	$2,528,273	199,438
Refer to the end of the table(s) for footnote(s).

74	Intermediate Bond Fund of America

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2025
Class A	$1,647,136	131,143	$342,886	27,247	$(1,915,813)	(152,638)	$74,209	5,752
Class C	10,587	843	936	74	(9,646)	(770)	1,877	147
Class T	—	—	—	—	—	—	—	—
Class F-1	7,297	580	3,311	263	(32,107)	(2,557)	(21,499)	(1,714)
Class F-2	626,234	49,888	93,110	7,399	(701,170)	(55,829)	18,174	1,458
Class F-3	437,748	34,876	71,321	5,670	(333,662)	(26,581)	175,407	13,965
Class 529-A	71,067	5,659	15,298	1,216	(87,854)	(7,001)	(1,489)	(126)
Class 529-C	2,985	238	183	15	(2,755)	(220)	413	33
Class 529-E	1,301	104	395	31	(2,960)	(236)	(1,264)	(101)
Class 529-T	—	—	— [3]	— [3]	—	—	— [3]	— [3]
Class 529-F-1	—	—	— [3]	— [3]	—	—	— [3]	— [3]
Class 529-F-2	30,049	2,394	4,994	397	(25,054)	(1,996)	9,989	795
Class 529-F-3	100	8	3	— [3]	(37)	(3)	66	5
Class R-1	1,343	107	156	13	(863)	(69)	636	51
Class R-2	16,029	1,278	2,223	177	(22,082)	(1,761)	(3,830)	(306)
Class R-2E	1,681	135	268	21	(1,560)	(125)	389	31
Class R-3	25,392	2,019	4,005	318	(33,422)	(2,662)	(4,025)	(325)
Class R-4	20,759	1,652	3,741	297	(25,352)	(2,017)	(852)	(68)
Class R-5E	5,750	457	683	54	(5,328)	(424)	1,105	87
Class R-5	4,903	390	963	77	(8,614)	(686)	(2,748)	(219)
Class R-6	1,823,074	145,257	522,756	41,539	(898,852)	(71,616)	1,446,978	115,180
Total net increase (decrease)	$4,733,435	377,028	$1,067,232	84,808	$(4,107,131)	(327,191)	$1,693,536	134,645
1
Includes exchanges between share classes of the fund.
2
Effective 6/26/2026, Class T, 529-T, and 529-F-1 shares were closed and deregistered.
3
Amount less than one thousand.
10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding in-kind transactions, short-term securities and U.S. government obligations, if any, of $43,317,910,000 and $42,301,158,000, respectively, during the year ended August 31, 2026.

Intermediate Bond Fund of America	75

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]

Class A:
8/31/2026	$12.72	$.48	$(.32 )	$.16	$(.48 )	$—	$(.48 )	$12.40	1.26%	$8,677	.66%	.64%	3.81%
8/31/2025	12.66	.50	.06	.56	(.50 )	—	(.50 )	12.72	4.52	8,845.68		.65	4.00
8/31/2024	12.29	.50	.35	.85	(.48 )	—	(.48 )	12.66	7.09	8,725.69		.66	4.07
8/31/2023	12.75	.36	(.47 )	(.11 )	(.35 )	—	(.35 )	12.29	(.86 )	8,673.63		.62	2.86
8/31/2022	13.86	.22	(1.11)	(.89 )	(.22 )	—	(.22 )	12.75	(6.45)	9,557.62		.62	1.66
Class C:
8/31/2026	12.70	.39	(.32 )	.07	(.39 )	—	(.39 )	12.38	.55	28	1.36	1.34	3.11
8/31/2025	12.63	.41	.07	.48	(.41 )	—	(.41 )	12.70	3.88	30	1.38	1.35	3.30
8/31/2024	12.27	.41	.34	.75	(.39 )	—	(.39 )	12.63	6.26	28	1.39	1.36	3.36
8/31/2023	12.73	.26	(.46 )	(.20 )	(.26 )	—	(.26 )	12.27	(1.59)	32	1.36	1.35	2.10
8/31/2022	13.84	.12	(1.09)	(.97 )	(.14 )	—	(.14 )	12.73	(7.04)	37	1.32	1.32	.91
Class F-1:
8/31/2026	12.72	.48	(.32 )	.16	(.48 )	—	(.48 )	12.40	1.32	84.68		.66	3.79
8/31/2025	12.66	.50	.06	.56	(.50 )	—	(.50 )	12.72	4.50	81.70		.67	3.98
8/31/2024	12.29	.50	.35	.85	(.48 )	—	(.48 )	12.66	7.08	102.71		.67	4.05
8/31/2023	12.75	.35	(.46 )	(.11 )	(.35 )	—	(.35 )	12.29	(.89 )	114.66		.65	2.82
8/31/2022	13.86	.21	(1.10)	(.89 )	(.22 )	—	(.22 )	12.75	(6.45)	134.62		.62	1.60
Class F-2:
8/31/2026	12.72	.52	(.32 )	.20	(.52 )	—	(.52 )	12.40	1.55	2,479.37		.35	4.10
8/31/2025	12.66	.54	.05	.59	(.53 )	—	(.53 )	12.72	4.83	2,270.39		.36	4.29
8/31/2024	12.29	.54	.35	.89	(.52 )	—	(.52 )	12.66	7.41	2,239.39		.36	4.37
8/31/2023	12.75	.38	(.46 )	(.08 )	(.38 )	—	(.38 )	12.29	(.61 )	2,278.37		.36	3.06
8/31/2022	13.86	.26	(1.11)	(.85 )	(.26 )	—	(.26 )	12.75	(6.18)	3,253.34		.34	1.95
Class F-3:
8/31/2026	12.72	.53	(.32 )	.21	(.53 )	—	(.53 )	12.40	1.66	1,934.26		.24	4.21
8/31/2025	12.65	.55	.07	.62	(.55 )	—	(.55 )	12.72	5.03	1,746.28		.24	4.40
8/31/2024	12.29	.55	.34	.89	(.53 )	—	(.53 )	12.65	7.45	1,560.28		.25	4.48
8/31/2023	12.74	.41	(.46 )	(.05 )	(.40 )	—	(.40 )	12.29	(.41 )	1,470.26		.25	3.26
8/31/2022	13.85	.28	(1.12)	(.84 )	(.27 )	—	(.27 )	12.74	(6.08)	1,395.23		.23	2.10
Class 529-A:
8/31/2026	12.72	.48	(.32 )	.16	(.48 )	—	(.48 )	12.40	1.27	375.64		.63	3.82
8/31/2025	12.66	.50	.06	.56	(.50 )	—	(.50 )	12.72	4.54	387.67		.64	4.01
8/31/2024	12.29	.50	.35	.85	(.48 )	—	(.48 )	12.66	7.10	386.69		.65	4.07
8/31/2023	12.75	.35	(.46 )	(.11 )	(.35 )	—	(.35 )	12.29	(.89 )	391.66		.65	2.83
8/31/2022	13.86	.22	(1.11)	(.89 )	(.22 )	—	(.22 )	12.75	(6.44)	439.61		.61	1.65
Class 529-C:
8/31/2026	12.69	.39	(.32 )	.07	(.39 )	—	(.39 )	12.37	.50	6	1.40	1.39	3.06
8/31/2025	12.62	.41	.06	.47	(.40 )	—	(.40 )	12.69	3.83	6	1.43	1.40	3.25
8/31/2024	12.26	.41	.34	.75	(.39 )	—	(.39 )	12.62	6.23	6	1.43	1.40	3.33
8/31/2023	12.72	.26	(.47 )	(.21 )	(.25 )	—	(.25 )	12.26	(1.65)	5	1.42	1.41	2.06
8/31/2022	13.83	.12	(1.10)	(.98 )	(.13 )	—	(.13 )	12.72	(7.08)	6	1.37	1.37	.87
Refer to the end of the table(s) for footnote(s).

76	Intermediate Bond Fund of America

Financial highlights (continued)
		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class 529-E:
8/31/2026	$12.72	$.46	$(.32 )	$.14	$(.46 )	$—	$(.46 )	$12.40	1.07%	$10	.84%	.82%	3.63%
8/31/2025	12.66	.48	.06	.54	(.48 )	—	(.48 )	12.72	4.34	10.86		.83	3.82
8/31/2024	12.29	.48	.35	.83	(.46 )	—	(.46 )	12.66	6.91	11.86		.83	3.89
8/31/2023	12.75	.33	(.47 )	(.14 )	(.32 )	—	(.32 )	12.29	(1.08)	12.84		.84	2.63
8/31/2022	13.86	.19	(1.10)	(.91 )	(.20 )	—	(.20 )	12.75	(6.62)	14.81		.81	1.44
Class 529-F-2:
8/31/2026	12.73	.52	(.32 )	.20	(.52 )	—	(.52 )	12.41	1.57	119.35		.33	4.12
8/31/2025	12.66	.54	.07	.61	(.54 )	—	(.54 )	12.73	4.93	122.37		.34	4.31
8/31/2024	12.29	.54	.35	.89	(.52 )	—	(.52 )	12.66	7.42	112.38		.35	4.38
8/31/2023	12.75	.39	(.46 )	(.07 )	(.39 )	—	(.39 )	12.29	(.57 )	103.34		.33	3.17
8/31/2022	13.86	.26	(1.11)	(.85 )	(.26 )	—	(.26 )	12.75	(6.17)	109.32		.32	1.96
Class 529-F-3:
8/31/2026	12.72	.53	(.33 )	.20	(.52 )	—	(.52 )	12.40	1.61	— [5]	.31	.29	4.15
8/31/2025	12.66	.55	.05	.60	(.54 )	—	(.54 )	12.72	4.88	— [5]	.33	.30	4.35
8/31/2024	12.29	.55	.34	.89	(.52 )	—	(.52 )	12.66	7.47	— [5]	.34	.31	4.42
8/31/2023	12.75	.40	(.47 )	(.07 )	(.39 )	—	(.39 )	12.29	(.55 )	— [5]	.33	.32	3.18
8/31/2022	13.86	.27	(1.11)	(.84 )	(.27 )	—	(.27 )	12.75	(6.12)	— [5]	.28	.28	2.01
Class R-1:
8/31/2026	12.70	.40	(.32 )	.08	(.40 )	—	(.40 )	12.38	.58	5	1.33	1.31	3.14
8/31/2025	12.63	.42	.06	.48	(.41 )	—	(.41 )	12.70	3.92	5	1.34	1.31	3.34
8/31/2024	12.27	.42	.34	.76	(.40 )	—	(.40 )	12.63	6.31	5	1.35	1.32	3.41
8/31/2023	12.72	.27	(.46 )	(.19 )	(.26 )	—	(.26 )	12.27	(1.48)	4	1.33	1.32	2.19
8/31/2022	13.84	.13	(1.11)	(.98 )	(.14 )	—	(.14 )	12.72	(7.10)	4	1.30	1.30	.96
Class R-2:
8/31/2026	12.70	.40	(.32 )	.08	(.40 )	—	(.40 )	12.38	.59	62	1.32	1.30	3.15
8/31/2025	12.63	.42	.06	.48	(.41 )	—	(.41 )	12.70	3.93	67	1.34	1.31	3.34
8/31/2024	12.27	.42	.34	.76	(.40 )	—	(.40 )	12.63	6.32	71	1.34	1.31	3.42
8/31/2023	12.72	.27	(.46 )	(.19 )	(.26 )	—	(.26 )	12.27	(1.47)	73	1.32	1.31	2.17
8/31/2022	13.84	.13	(1.11)	(.98 )	(.14 )	—	(.14 )	12.72	(7.10)	78	1.30	1.30	.97
Class R-2E:
8/31/2026	12.71	.43	(.32 )	.11	(.43 )	—	(.43 )	12.39	.88	8	1.03	1.01	3.44
8/31/2025	12.64	.45	.07	.52	(.45 )	—	(.45 )	12.71	4.22	8	1.06	1.02	3.63
8/31/2024	12.27	.46	.34	.80	(.43 )	—	(.43 )	12.64	6.61	7	1.07	1.04	3.69
8/31/2023	12.73	.31	(.47 )	(.16 )	(.30 )	—	(.30 )	12.27	(1.20)	7	1.05	1.04	2.48
8/31/2022	13.84	.17	(1.11)	(.94 )	(.17 )	—	(.17 )	12.73	(6.82)	7	1.03	1.03	1.27
Class R-3:
8/31/2026	12.72	.45	(.32 )	.13	(.45 )	—	(.45 )	12.40	1.02	105.90		.88	3.57
8/31/2025	12.66	.47	.06	.53	(.47 )	—	(.47 )	12.72	4.28	108.92		.89	3.76
8/31/2024	12.29	.47	.35	.82	(.45 )	—	(.45 )	12.66	6.85	111.92		.89	3.83
8/31/2023	12.75	.32	(.46 )	(.14 )	(.32 )	—	(.32 )	12.29	(1.13)	112.90		.89	2.59
8/31/2022	13.86	.19	(1.11)	(.92 )	(.19 )	—	(.19 )	12.75	(6.68)	123.87		.87	1.39
Refer to the end of the table(s) for footnote(s).

Intermediate Bond Fund of America	77

Financial highlights (continued)
		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-4:
8/31/2026	$12.72	$.49	$(.32 )	$.17	$(.49 )	$—	$(.49 )	$12.40	1.39%	$80	.60%	.59%	3.86%
8/31/2025	12.66	.51	.06	.57	(.51 )	—	(.51 )	12.72	4.58	94.62		.59	4.06
8/31/2024	12.29	.51	.35	.86	(.49 )	—	(.49 )	12.66	7.16	95.63		.59	4.13
8/31/2023	12.75	.36	(.47 )	(.11 )	(.35 )	—	(.35 )	12.29	(.83 )	98.60		.59	2.86
8/31/2022	13.86	.23	(1.11)	(.88 )	(.23 )	—	(.23 )	12.75	(6.40)	117.57		.57	1.69
Class R-5E:
8/31/2026	12.72	.51	(.32 )	.19	(.51 )	—	(.51 )	12.40	1.51	20.41		.39	4.06
8/31/2025	12.66	.53	.06	.59	(.53 )	—	(.53 )	12.72	4.79	17.43		.40	4.25
8/31/2024	12.29	.54	.34	.88	(.51 )	—	(.51 )	12.66	7.37	16.43		.40	4.33
8/31/2023	12.75	.39	(.47 )	(.08 )	(.38 )	—	(.38 )	12.29	(.64 )	13.41		.40	3.16
8/31/2022	13.86	.26	(1.12)	(.86 )	(.25 )	—	(.25 )	12.75	(6.22)	11.38		.38	1.92
Class R-5:
8/31/2026	12.73	.53	(.33 )	.20	(.52 )	—	(.52 )	12.41	1.61	19.31		.29	4.15
8/31/2025	12.66	.55	.06	.61	(.54 )	—	(.54 )	12.73	4.97	22.33		.30	4.35
8/31/2024	12.29	.55	.35	.90	(.53 )	—	(.53 )	12.66	7.47	25.33		.30	4.43
8/31/2023	12.75	.40	(.47 )	(.07 )	(.39 )	—	(.39 )	12.29	(.54 )	24.31		.30	3.18
8/31/2022	13.86	.27	(1.11)	(.84 )	(.27 )	—	(.27 )	12.75	(6.12)	29.27		.27	1.99
Class R-6:
8/31/2026	12.72	.53	(.32 )	.21	(.53 )	—	(.53 )	12.40	1.66	14,685.26		.24	4.21
8/31/2025	12.66	.55	.06	.61	(.55 )	—	(.55 )	12.72	4.95	13,081.28		.24	4.40
8/31/2024	12.29	.55	.35	.90	(.53 )	—	(.53 )	12.66	7.53	11,554.28		.25	4.48
8/31/2023	12.75	.40	(.46 )	(.06 )	(.40 )	—	(.40 )	12.29	(.49 )	10,092.25		.25	3.24
8/31/2022	13.85	.27	(1.10)	(.83 )	(.27 )	—	(.27 )	12.75	(6.01)	11,086.22		.22	2.02

Portfolio turnover rate for all share classes[6,7]	Year ended August 31,
	2026[8]	2025	2024	2023	2022
Excluding mortgage dollar roll transactions	149%	89%	84%	125%	73%
Including mortgage dollar roll transactions	264%	236%	360%	454%	263%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of certain waivers and/or reimbursements from CRMC and/or AFS, if any.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $1 million.
[6]	Refer to Note 5 for more information on mortgage dollar rolls.
[7]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[8]	Rates exclude in-kind transactions, if any.
Refer to the notes to financial statements.

78	Intermediate Bond Fund of America

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Intermediate Bond Fund of America (the "Fund") as of August 31, 2026, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended August 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the year ended August 31, 2025 and the financial highlights for each of the periods ended on or prior to August 31, 2025 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 10, 2025 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
October 14, 2026
We have served as the auditor of one or more investment companies in The Capital Group group of investment companies  since 1934.

Intermediate Bond Fund of America	79

Intermediate Bond Fund of America

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-05446 and 1933 Act No. 033-19514)

(a-1)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 35 filed 10/29/10)

(a-2)	Amended and Restated Agreement and Declaration of Trust dated 6/26/26

(b)	By-laws – Amended and Restated By-laws effective 8/29/18 – previously filed (see P/E Amendment No. 56 filed 10/31/18)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 20 filed 3/8/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 3/1/26

(e-1)	Underwriting Contracts –Form of Selling Group Agreement – previously filed (see P/E Amendment No. 54 filed 10/31/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 54 filed 10/31/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 54 filed 10/31/17); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 54 filed 10/31/17)

(e-2)	Amended and Restated Principal Underwriting Agreement dated 6/26/26

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/26

(g-1)	Custodian Agreements – Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 29 filed 10/31/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 46 filed 10/29/15)

(g-2)	Form of Amendment to Global Custody Agreement effective 2/24/26

(h-1)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 35 filed 10/29/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 35 filed 10/29/10); Form of Fund of Funds Investment Agreement – American Funds (Rule 12d-1-4) – previously filed (see P/E Amendment No. 62 filed 10/31/22); and Amended and Restated Shareholder Services Agreement dated 1/1/23 – previously filed (see P/E Amendment No. 63 filed 10/31/23)

(h-2)	Amended and Restated Administrative Services Agreement dated 6/26/26; and Amended and Restated Shareholder Services Agreement dated 6/26/26

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 35 filed 10/29/10; P/E Amendment No. 42 filed 8/28/14; P/E Amendment No. 46 filed 10/29/15; P/E Amendment No. 50 filed 12/29/16; P/E Amendment No. 52 filed 4/6/17; and P/E Amendment No. 60 filed 10/29/20)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted Financial Statements - None

(l)	Initial capital agreements - previously filed (see P/E Amendment No.14 filed 10/29/97)

(m)	Rule 12b-1 Plan – Amended and Restated Plans of Distribution for Class A, C, F-1, 529-A, 529-C, 529-E, 529-T, R-1, R-2, R-2E, R-3 and R-4 shares dated 5/1/21 – previously filed (see P/E Amendment No. 61 filed 10/29/21)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan dated 6/26/26

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated July 2026; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)             Capital Client Group, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Core Plus Bond Fund, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Mortgage Fund, American Funds Multi-Sector Income Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American Funds U.S. Small and Mid Cap Equity Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Completion Fund Series, Capital Group Conservative Equity ETF, Capital Group Core Balanced ETF, Capital Group Core Equity ETF, Capital Group Dividend Growers ETF, Capital Group Dividend Value ETF, Capital Group Equity ETF Trust I, Capital Group Fixed Income ETF Trust, Capital Group Global Equity ETF, Capital Group Global Growth Equity ETF, Capital Group Growth ETF, Capital Group International Core Equity ETF, Capital Group International Equity ETF, Capital Group International Focus Equity ETF, Capital Group KKR Core Plus+, Capital Group KKR Multi-Sector+, Capital Group KKR U.S. Equity+, Capital Group Multi-Asset Income Builder ETF,

Capital Group Multi-Asset Income ETF, Capital Group New Geography Equity ETF, Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Equities Fund, Inc., EUPAC Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Katherine Abbott	Vice President	None
LAO	Jason Abosch	Regional Vice President	None
CHO	Chatelaine Achterberg	Assistant Vice President	None
LAO	Alex J. Adair	Regional Vice President	None
LAO	Samuel Adams	Vice President	None
LAO	Anuj K. Agarwal	Vice President	None
LAO	Albert Aguilar, Jr.	Director, Vice President and Chief Compliance Officer	None
SNO	David A. Ajluni	Regional Vice President	None
LAO	C. Thomas Akin II	Senior Vice President	None
LAO	Anthony Albano	Regional Vice President	None
LAO	Mark G. Alteri	Regional Vice President	None
LAO	Jeremy Alyea	Regional Vice President	None
LAO	Colleen M. Ambrose	Vice President	None
LAO	Christopher S. Anast	Senior Vice President	None
LAO	Blake J. Anderson	Assistant Vice President	None
LAO	Jacob M. Anderson	Regional Vice President	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
CHO	Erik J. Applegate	Vice President	None
LAO	Luis F. Arocha	Vice President	None
LAO	Keith D. Ashley	Vice President	None
LAO	Julie A. Asher	Assistant Vice President	None

LAO	Curtis A. Baker	Senior Vice President	None
LAO	T. Patrick Bardsley	Senior Vice President	None
SNO	Mark C. Barile	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Senior Vice President	None
LAO	Andrew Z. Bates	Regional Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Senior Vice President	None
LAO	Jeb M. Bent	Senior Vice President	None
LAO	Matthew D. Benton	Senior Vice President	None
LAO	Jerry R. Berg	Senior Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President	None
LAO	Matthew F. Betley	Vice President	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Senior Vice President	None
LAO	Joseph Bilello	Regional Vice President	None
LAO	Jay A. Binstock	Assistant Vice President	None
LAO	Peter D. Bjork	Vice President	None
DCO	Bryan K. Blankenship	Senior Vice President	None
LAO	Marek Blaskovic	Vice President	None
LAO	Erick K. Bodge	Regional Vice President	None
LAO	Jon T. Boldt	Vice President	None
LAO	Ainsley J. Borel	Senior Vice President	None
LAO	Jill M. Boudreau	Senior Vice President	None
LAO	Andre W. Bouvier	Senior Vice President	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Senior Vice President	None
LAO	William J. Brady	Regional Vice President	None

LAO	William P. Brady	Senior Vice President	None
LAO	Andrew A. Bredholt	Regional Vice President	None
LAO	William G. Bridge	Senior Vice President	None
LAO	Siobhan M. Broadbery	Regional Vice President	None
LAO	Lorena B. Brockman	Vice President	None
LAO	Kevin G. Broulette	Vice President	None
LAO	E. Chapman Brown, Jr.	Senior Vice President	None
LAO	Elizabeth S. Brownlow	Vice President	None
LAO	Gary D. Bryce	Senior Vice President	None
LAO	Christopher Bucci	Regional Vice President	None
NYO	Melissa Buccilli	Senior Vice President	None
SNO	Dylan J. Burdick	Regional Vice President	None
LAO	Kenneth D. Burdick	Assistant Vice President	None
LAO	Carmen A. Burke	Vice President	None
IND	Jennifer L. Butler	Assistant Vice President	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Patrick C. Campbell III	Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
SNO	Antonio G. Capobianco	Regional Vice President	None
LAO	Kevin J. Carevic	Vice President	None
LAO	Jason S. Carlough	Senior Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	David C. Carson, Jr.	Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President	None

SFO	James G. Carville	Senior Vice President	None
LAO	Philip L. Casciano	Vice President	None
LAO	Christopher M. Cefalo	Senior Vice President	None
IND	Alexzania N. Chambers	Assistant Vice President	None
LAO	Kent W. Chan	Senior Vice President	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Si J. Chen	Vice President	None
LAO	Daniel A. Chodosch	Senior Vice President	None
LAO	Peter J. Chong	Assistant Vice President	None
LAO	Cheryl L. Christian	Assistant Vice President	None
LAO	Robert S. Chu	Assistant Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
LAO	Jamie A. Claypool	Senior Vice President	None
LAO	Kyle R. Coffey	Regional Vice President	None
LAO	Natalie S. Cole	Vice President	None
NYO	Jayme E. Colosimo	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Frances Coombes	Senior Vice President	None
IRV	Erin K. Concepcion	Assistant Vice President	None
SNO	Brandon J. Cone	Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President	None
LAO	Megan Costa	Senior Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Senior Vice President	None
SNO	Zachary A. Cutkomp	Senior Vice President	None

LAO	Hanh M. Dao	Senior Vice President	None
LAO	Alex L. DaPron	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Alexandria B. Davis	Regional Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Senior Vice President	None
LAO	Shehan N. De Silva	Assistant Vice President	None
LAO	Adam DeAngelis	Regional Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Erin Diegel	Senior Vice President	None
LAO	James G. DiGiuseppe	Senior Vice President	None
LAO	Alexander J. Diorio	Vice President	None
LAO	Mario P. DiVito	Senior Vice President	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None
LAO	Joseph B. Dowd	Vice President	None
LAO	John J. Doyle	Senior Vice President	None
LAO	Ryan T. Doyle	Senior Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Senior Vice President	None
LAO	John E. Dwyer IV	Senior Vice President	None
LAO	Christopher P. Dziubasik	Assistant Vice President	None
IND	Karyn B. Dzurisin	Senior Vice President	None

LAO	Kevin C. Easley	Senior Vice President	None
LAO	Shirley Ecklund	Senior Vice President	None
LAO	Damian Eckstein	Senior Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
IRV	Jessica Eng	Assistant Vice President	None
LAO	Joseph Epstein	Regional Vice President	None
LAO	Wayne C. Ewan	Vice President	None
LAO	Bryan R. Favilla	Senior Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Senior Vice President	None
LAO	Christopher Fetchet	Regional Vice President	None
LAO	Brandon J. Fetta	Vice President	None
LAO	Nicholas Fiano	Regional Vice President	None
LAO	John P. Finneran III	Senior Vice President	None
LAO	Layne M. Finnerty	Senior Vice President	None
SNO	Coenraad F. Fletcher	Vice President	None
LAO	Kevin H. Folks	Senior Vice President	None
IND	Kelly B. Fonderoli	Assistant Vice President	None
LAO	Jonathon Forcheskie	Regional Vice President	None
LAO	William E. Ford	Senior Vice President	None
IRV	Robert S. Forshee	Assistant Vice President	None
LAO	Mark D. Foster	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
CHO	Connor Foy	Assistant Vice President	None
LAO	Holly C. Framsted	Senior Vice President	None
LAO	Megan France	Senior Vice President	None
LAO	Rusty A. Frauhiger	Vice President	None
LAO	Vincent C. Fu	Assistant Vice President	None

LAO	Tyler L. Furek	Vice President	None
LAO	Myles Gaines	Regional Vice President	None
LAO	Jignesh D. Gandhi	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President	None
SNO	Edward S. Garza	Senior Vice President	None
LAO	Brian K. Geiger	Senior Vice President	None
LAO	Leslie B. Geller	Senior Vice President	None
LAO	Jacob M. Gerber	Senior Vice President	None
LAO	Michele Giangrande	Vice President	None
LAO	Pamela A. Gillett	Senior Vice President	None
LAO	William F. Gilmartin	Senior Vice President	None
IND	Brenda L. Goeken	Assistant Vice President	None
NYO	Joshua H. Gordon	Vice President	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Senior Vice President	None
LAO	Jameson R. Greenstone	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Vice President	None
LAO	Scott A. Grouten	Senior Vice President	None
SNO	John S. Gryniewicz	Regional Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ryan A. Gundrum	Regional Vice President	None
SNO	Lori L. Guy	Vice President	None
LAO	Timothy Hagan	Senior Vice President	None
LAO	Janna C. Hahn	Senior Vice President	None
LAO	Philip E. Haning	Senior Vice President	None
LAO	Katy L. Hanke	Senior Vice President	None

LAO	Brandon S. Hansen	Senior Vice President	None
LAO	Julie O. Hansen	Vice President	None
SNO	Nicholas Hargreaves	Regional Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Janis Harrison	Assistant Vice President	None
LAO	James Hayes	Regional Vice President	None
LAO	Jennifer Hayes	Regional Vice President	None
LAO	Alan M. Heaton	Senior Vice President	None
LAO	Clifford W. “Webb” Heidinger	Senior Vice President	None
LAO	Brock A. Hillman	Senior Vice President	None
IND	Kristin S. Himsel	Senior Vice President	None
SNO	Emilia A. Holt	Assistant Vice President	None
LAO	Dennis L. Hooper	Vice President	None
IND	Ryan D. Hoover	Vice President	None
LAO	Jessica K. Hooyenga	Vice President	None
LAO	Peter Horos	Regional Vice President	None
LAO	Scott W. Hoyer	Regional Vice President	None
LAO	David R. Hreha	Senior Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	Jeffrey K. Hunkins	Senior Vice President	None
LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Ross D. Hutchason	Vice President	None
LAO	Christa M. Iacono	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None
LAO	Asad K. Jamil	Regional Vice President	None

LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Senior Vice President	None
IND	Jameel S. Jiwani	Vice President	None
CHO	Allison S. Johnston	Assistant Vice President	None
LAO	Brendan M. Jonland	Senior Vice President	None
LAO	Kathryn H. Jordan	Vice President	None
LAO	David G. Jordt	Senior Vice President	None
LAO	Michael Kamell	Senior Vice President	None
LAO	Eric J. Kamin	Vice President	None
IND	Teodor P. Karnakov	Assistant Vice President	None
LAO	Wassan M. Kasey	Senior Vice President	None
IND	Joel A. Kaul	Assistant Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	Matthew T. Keck	Regional Vice President	None
LAO	David B. Keib	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Cole M. Kelly	Regional Vice President	None
LAO	Christopher J. Kennedy	Vice President	None
LAO	Jason A. Kerr	Senior Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Charles A. King	Senior Vice President	None
LAO	Benjamin W. Kinsinger	Regional Vice President	None
IND	Eric M. Kirkman	Vice President	None
LAO	Kelsei Q. Kirland	Vice President	None
IND	Morgann B. Klaus	Assistant Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Vice President	None
LAO	Matthew A. Kortlander	Regional Vice President	None

LAO	Bradley J. Kozinski	Regional Vice President	None
LAO	Christina Kramer	Regional Vice President	None
LAO	James M. Kreider	Vice President	None
LAO	Cameron Krueger	Regional Vice President	None
LAO	Jacob A. Kuchta	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
NYO	Joseph Lai	Senior Vice President	None
LAO	Ryan Lancaster	Regional Vice President	None
LAO	Jialing Lang	Assistant Vice President	None
LAO	Richard M. Lang	Senior Vice President	None
SNO	Theodore J. Larsen	Assistant Vice President	None
LAO	Andrew P. Laskowski	Senior Vice President	None
LAO	Kirby Lawson	Regional Vice President	None
LAO	Armand Leaks	Vice President	None
LAO	Matthew N. Leeper	Senior Vice President	None
LAO	Victor J. LeMay	Regional Vice President	None
SNO	Matthew T. Levene	Assistant Vice President	None
LAO	Clay M. Leveritt	Senior Vice President	None
LAO	Emily R. Liao	Senior Vice President	None
LAO	Lauren C. Liebes	Regional Vice President	None
LAO	Chris H. Lin	Assistant Vice President	None
IND	Justin L. Linder	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Damien X. Lona	Regional Vice President	None
LAO	Rainey Lord	Vice President	None
LAO	Omar J. Love	Senior Vice President	None
SNO	Adam C. Lozano	Assistant Vice President	None
LAO	Dillon W. Lull	Regional Vice President	None

LAO	Reid A. Luna	Vice President	None
LAO	Joe P. Lynch	Vice President	None
CHO	Karin A. Lystad	Assistant Vice President	None
LAO	Justin Maddox	Regional Vice President	None
NYO	Catherine M. Magyera	Vice President	None
LAO	James M. Maher	Senior Vice President	None
LAO	Nathan G. Mains	Senior Vice President	None
LAO	Jeffrey N. Malbasa	Senior Vice President	None
LAO	Usma A. Malik	Senior Vice President	None
LAO	Chantal M. Manseau Guerdat	Senior Vice President	None
LAO	Arran M. Maran	Regional Vice President	None
LAO	Seema Manek	Vice President	None
LAO	Brooke M. Marrujo	Senior Vice President	None
CHO	James M. Mathenge	Vice President	None
LAO	John Marshall	Regional Vice President	None
SNO	Duane R. Mattson	Assistant Vice President	None
LAO	Stephen B. May	Vice President	None
LAO	Mallory Meyer	Regional Vice President	None
LAO	Barnabas T. Mbigha	Senior Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None
LAO	Clinton S. McCurry	Regional Vice President	None
LAO	Jennifer L. McGrath	Vice President	None
LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Senior Vice President	None
LAO	Marin B. Meaney	Regional Vice President	None
IND	Melissa M. Meade	Assistant Vice President	None

LAO	Paulino Medina	Vice President	None
LAO	Britney L. Melvin	Senior Vice President	None
LAO	Davina J. Merrell	Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
SNO	Lauren A. Merriweather	Assistant Vice President	None
LAO	Conrad F. Metzger	Senior Vice President	None
LAO	Carl B. Meyer	Regional Vice President	None
LAO	Benjamin J. Miller	Vice President	None
LAO	Jennifer M. Miller	Vice President	None
LAO	Lauren D. Miller	Assistant Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Senior Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
LAO	Mark Montgomery	Regional Vice President	None
SNO	Christopher Moore	Assistant Vice President	None
IND	Jonathan L. Moran	Regional Vice President	None
LAO	Rex Morgan	Vice President	None
LAO	Nathaniel Morris	Regional Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President	None
LAO	Stanley Moy	Assistant Vice President	None
LAO	Joseph M. Mulcahy	Regional Vice President	None
LAOW	Ryan D. Murphy	Senior Vice President	None
NYO	Timothy J. Murphy	Senior Vice President	None

IND	Valynda J. Murray	Vice President	None
LAO	Zahid Nakhooda	Regional Vice President	None
IND	Kristen L. Nelson	Regional Vice President	None
LAO	Jon C. Nicolazzo	Senior Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Denis O'Donoghue	Regional Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Bradley D. Olalde	Assistant Vice President	None
LAO	Peter A. Olsen	Senior Vice President	None
IND	Kevin G. Olson	Regional Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
LAO	Cimber L. Nuessle	Assistant Vice President	None
LAO	Michael Orlando	Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Vincent A. Ortega	Vice President	None
NYO	Gregory H. Ortman	Senior Vice President	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Senior Vice President	None
LAO	Paulo Victor Pacheco	Assistant Vice President	None
LAO	Kristina E. Page	Vice President	None
LAO	Jeffrey C. Paguirigan	Senior Vice President	None
NYO	Christine M. Papa	Assistant Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Vice President	None
LAO	William D. Parsley	Regional Vice President	None
LAO	Timothy C. Patterson	Vice President	None

LAO	W. Burke Patterson, Jr.	Senior Vice President	None
SNO	Adam P. Peach	Vice President	None
LAO	Robert J. Peche	Senior Vice President	None
LAO	Elena M. Peerson	Regional Vice President	None
IRV	Grace L. Pelczynski	Assistant Vice President	None
LAO	Sejal U. Penkar	Vice President	None
LAO	Harry A. Phinney	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Senior Vice President	None
LAO	Sally L. Picota De Holte	Regional Vice President	None
LAO	Keith A. Piken	Senior Vice President and Director	None
LAO	Jonathan T. Plance	Regional Vice President	None
SFO	Eugene Podkaminer	Senior Vice President	None
LAO	David T. Polak	Senior Vice President	None
LAO	Sarah Polidoroff	Regional Vice President	None
LAO	Chloe E. Pollara	Vice President	None
LAO	Robert L. Pollard III	Regional Vice President	None
LAO	Michael E. Pollgreen	Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
LAO	Darrell W. Pounders	Vice President	None
LAO	Ryan T. Price	Regional Vice President	None
LAOW	Colyar W. Pridgen	Vice President	None
LAO	Michelle L. Pullen	Senior Vice President	None
LAO	Victoria M. Quach	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Sava S. Radakovich	Regional Vice President	None

LAO	Mary K. Radloff	Regional Vice President	None
LAO	Ryan E. Radtke	Senior Vice President	None
LAO	James R. Raker	Senior Vice President	None
LAO	Rachel M. Ramos	Vice President	None
SNO	Eddie A. Rascon	Regional Vice President	None
LAO	Rene M. Reincke	Vice President, Treasurer and Director	None
LAO	Lesley P. Reinhart	Vice President	None
LAO	Michael D. Reynaert	Senior Vice President	None
LAO	Christopher J. Richardson	Senior Vice President	None
LAO	James Robelotto	Regional Vice President	None
SNO	Stephanie A. Robichaud	Vice President	None
LAO	Jeffrey J. Robinson	Senior Vice President	None
LAO	Matthew M. Robinson	Senior Vice President	None
LAO	Jennifer R. Rocci	Regional Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
NYO	Scott M. Roen	Senior Vice President	None
LAO	Thomas W. Rose	Senior Vice President	None
LAO	John Rosellini	Regional Vice President	None
LAO	Rome D. Rottura	Senior Vice President	None
IND	Jennah N. Ruddick	Assistant Vice President	None
LAO	Leah O. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Vice President	None
LAOW	Erica Salvay	Vice President	None
LAO	Benjamin F. Samuels	Assistant Vice President	None
LAO	Michael C. Santangelo	Regional Vice President	None

LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Thomas Schneckner	Regional Vice President	None
IND	Broderic C. Schoen	Regional Vice President	None
LAO	Jackson T. Schuette	Regional Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Keon F. Scott	Regional Vice President	None
LAO	Mark A. Seaman	Senior Vice President	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Erin C. Sheehan	Regional Vice President	None
LAO	Puja V. Sheth	Assistant Vice President	None
LAO	Kelly S. Simon	Senior Vice President	None
LAOW	Anmol Sinha	Senior Vice President	None
SNO	Julia M. Sisente	Assistant Vice President	None
LAO	Melissa A. Sloane	Senior Vice President	None
LAO	Jason C. Smith	Regional Vice President	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
SNO	Chadwick R. Solano	Assistant Vice President	None
LAO	Charles V. Sosa	Vice President	None
LAO	Alexander T. Sotiriou	Vice President	None
LAO	Steven J. Sperry	Assistant Vice President	None
LAO	John Stanko	Regional Vice President	None
LAO	Margaret V. Steinbach	Senior Vice President	None

LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Senior Vice President	None
LAO	Allison M. Straub	Vice President	None
LAO	Valerie B. Stringer	Vice President	None
LAO	Jamie J. Suh	Assistant Vice President	None
LAO	John R. Sulzicki	Vice President	None
LAO	Brock J. Sutton	Vice President	None
LAO	Jack Swigle	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Senior Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President	None
SNO	Mark D. Thompson	Regional Vice President	None
HRO	Stephen B. Thompson	Vice President	None
LAO	Ryan D. Tiernan	Senior Vice President	None
LAO	Jordan A. Trevino	Senior Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Michael Trujillo	Vice President	None
CHO	Polina S. Tsybrovska	Assistant Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
IRV	Sean M. Tupy	Vice President	None
SNO	Corey W. Tyson	Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Joel J. Van Der Weele	Regional VP	None
LAO	Veronica Vasquez	Vice President	None
LAOW	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None

LAO	Cynthia G. Velazquez	Assistant Vice President	None
LAO	Spilios Venetsanopoulos	Senior Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Austin J. Vierra	Senior Vice President	None
LAO	Robert D. Vigneaux III	Senior Vice President	None
LAO	Leonardo Vittini	Regional Vice President	None
LAO	Julie A. Vogel	Senior Vice President	None
IRV	Thu A. Vu	Assistant Vice President	None
LAO	Adam Waclawsky	Vice President	None
LAO	Jon N. Wainman	Senior Vice President	None
LAO	Hudson Walker	Regional Vice President	None
ATO	Jason C. Wallace	Senior Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President	None
LAO	Justin N. Wang	Regional Vice President	None
IND·	Kristen M. Weaver	Vice President	None
NYO	Kyle S. Webb	Vice President	None
LAO	Timothy S. Wei	Vice President	None
LAO	Collin Weir	Regional Vice President	None
SNO	Gordon S. Wells	Regional Vice President	None
LAO	William C. Wesnofske	Regional Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President	None
LAO	Adam B. Whitehead	Senior Vice President	None
LAO	Daniel A. Williams	Regional Vice President	None
LAO	Gregory D. Williams II	Assistant Vice President	None
LAO	Ashley L. Wilson	Regional Vice President	None

LAO	Jonathan D. Wilson	Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Anthony J. Wingate	Vice President	None
LAO	Benjamin Wirtshafter	Senior Vice President	None
LAO	John Wood	Regional Vice President	None
LAO	Kimberly D. Wood	Senior Vice President	None
LAO	Jennifer N. Woodward	Assistant Vice President	None
IND	Matthew A. Wooten	Assistant Vice President	None
LAO	Elizabeth D. Yakes	Assistant Vice President	None
NYO	Mila I. Yankova	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President	None
LAO	Heidi H. Zhang	Assistant Vice President	None

__________

CHO	Business Address, 444 W. Lake Street, Suite 4600, Chicago, IL 60606
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAOW	Business Address, 11100 Santa Monica Blvd., 18th Floor, Los Angeles, CA 90025
NYO	Business Address, 399 Park Avenue, 34th Floor, New York, NY 10022
SFO	Business Address, One Market Street, Suite 1800, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management

Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618, 12811 North Meridian Street, Carmel, Indiana 46032, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 28th day of October, 2026.

INTERMEDIATE BOND FUND OF AMERICA

By: /s/ Kristine M. Nisihiyama

(Kristine M. Nishiyama, Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on October 28, 2026, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Kristine M. Nishiyama (Kristine M. Nishiyama)	Principal Executive Officer

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Becky L. Park (Becky L. Park)	Treasurer

(3)	Trustees:
	Gina F. Adams*	Trustee
	Pramod Alturi*	Trustee
	Francisco G. Cigarroa*	Trustee
	Nariman Farvardin*	Trustee
	Jennifer C. Feikin*	Trustee
	Leslie Stone Heisz*	Trustee
	Merit E. Janow*	Trustee
	Martin E. Koehler*	Trustee
	Benjamin R. Miller*	Trustee
	Josette Sheeran*	Trustee
	Margaret Spellings*	Chair of the Board (Independent and Non-Executive)
	Alexandra Trower*	Trustee
	Paul S. Williams*	Trustee
	Courtney K. Wolf*	Trustee
*By: /s/ Jane Y. Chung
(Jane Y. Chung, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Charlene H. Kim

(Charlene H. Kim, Counsel)

POWER OF ATTORNEY

I, Gina F. Adams, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group Multi-Asset Income ETF (File No. 333-296631, File No. 811-24193)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	EUPAC Fund (File No. 002-83847, File No. 811-03734)
-	EUPAC Fund
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen	Hong T. Le Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A or Form N-2, as applicable, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or Form N-2 or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC on September 16, 2026.

(City, State)

/s/ Gina F. Adams

Gina F. Adams, Board member

POWER OF ATTORNEY

I, Pramod Atluri, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA on January 1, 2026.

(City, State)

/s/ Pramod Atluri

Pramod Atluri, Board member

POWER OF ATTORNEY

I, Francisco G. Cigarroa, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Antonio, TX on January 1, 2026.

(City, State)

/s/ Francisco G. Cigarroa

Francisco G. Cigarroa, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Hoboken, NJ on January 1, 2026.

(City, State)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, Jennifer C. Feikin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Park City, Utah on January 1, 2026.

(City, State)

/s/ Jennifer C. Feikin

Jennifer C. Feikin, Board member

POWER OF ATTORNEY

I, Leslie Stone Heisz, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA on January 1, 2026.

(City, State)

/s/ Leslie Stone Heisz

Leslie Stone Heisz, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds International Vantage Fund (Fund No. 333-233374, File No. 811-23467)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds U.S. Small and Mid Cap Equity Fund (File No. 333-280621, File No. 811-23979)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Conservative Equity ETF (File No. 333-276928, File No. 811-23933)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Equity ETF Trust I (File No. 333-281924, File No. 811-24000)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Equity ETF (File No. 333-276927, File No. 811-23934)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group Multi-Asset Income Builder ETF (File No. 333-296630, File No. 811-24194)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Emerging Markets Equities Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen	Hong T. Le Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A or Form N-2, as applicable, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or Form N-2 or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY on September 14, 2026.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Martin E. Koehler, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group Multi-Asset Income ETF (File No. 333-296631, File No. 811-24193)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	EUPAC Fund (File No. 002-83847, File No. 811-03734)
-	EUPAC Fund
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen	Hong T. Le Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A or Form N-2, as applicable, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or Form N-2 or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Berlin, Germany on September 16, 2026.

(City, State)

/s/ Martin E. Koehler

Martin E. Koehler, Board member

POWER OF ATTORNEY

I, Benjamin R. Miller, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at London, England on January 1, 2026.

(City, State)

/s/ Benjamin R. Miller

Benjamin R. Miller, Board member

POWER OF ATTORNEY

I, Josette Sheeran, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group Multi-Asset Income ETF (File No. 333-296631, File No. 811-24193)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	EUPAC Fund (File No. 002-83847, File No. 811-03734)
-	EUPAC Fund
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen	Hong T. Le Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A or Form N-2, as applicable, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or Form N-2 or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Flower Mound, TX on September 16, 2026.

(City, State)

/s/ Josette Sheeran

Josette Sheeran, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington DC on January 1, 2026.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Alexandra Trower, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY on January 1, 2026.

(City, State)

/s/ Alexandra Trower

Alexandra Trower, Board member

POWER OF ATTORNEY

I, Paul S. Williams, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Chicago, IL on January 1, 2026.

(City, State)

/s/ Paul S. Williams

Paul S. Williams, Board member

POWER OF ATTORNEY

I, Courtney K. Wolf, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Core Plus Bond Fund (File No. 333-286599, File No. 811-24077)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II - Capital Group Central Corporate Bond Fund (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Randall F. Buonviri Jennifer L. Butler Patrick C. Castellani Jane Y. Chung Sandra Chuon Mariah L. Coria Susan K. Countess Brian C. Janssen Hong T. Le	Melissa Leyva Gregory F. Niland Marilyn Paramo Becky L. Park W. Michael Pattie Michael W. Stockton Courtney R. Taylor Michael R. Tom

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA on January 1, 2026.

(City, State)

/s/ Courtney K. Wolf

Courtney K. Wolf, Board member